UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05017

Exact name of registrant as specified in charter:	Ivy Variable Insurance Portfolios

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1. Reports to Stockholders

Annual report

Ivy Variable Insurance Portfolios

Delaware Ivy VIP Asset Strategy

Delaware Ivy VIP Balanced

Delaware Ivy VIP Energy

Delaware Ivy VIP Growth

Delaware Ivy VIP High Income

Delaware Ivy VIP International Core Equity

Delaware Ivy VIP Mid Cap Growth

Delaware Ivy VIP Natural Resources

Delaware Ivy VIP Science and Technology

Delaware Ivy VIP Small Cap Growth

Delaware Ivy VIP Smid Cap Core

December 31, 2023

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Portfolios are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

The Portfolios are advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Ivy VIP Asset Strategy

December 31, 2023 (Unaudited)

Effective May 1, 2024, the names of each Portfolio and each share class are changed as follows:

Current Name	New Name
Delaware Ivy VIP Asset Strategy	Macquarie VIP Asset Strategy Series
Delaware Ivy VIP Balanced	Macquarie VIP Balanced Series
Delaware Ivy VIP Energy	Macquarie VIP Energy Series
Delaware Ivy VIP Growth	Macquarie VIP Growth Series
Delaware Ivy VIP High Income	Macquarie VIP High Income Series
Delaware Ivy VIP International Core Equity	Macquarie VIP International Core Equity Series
Delaware Ivy VIP Mid Cap Growth	Macquarie VIP Mid Cap Growth Series
Delaware Ivy VIP Natural Resources	Macquarie VIP Natural Resources Series
Delaware Ivy VIP Science and Technology	Macquarie VIP Science and Technology Series
Delaware Ivy VIP Small Cap Growth	Macquarie VIP Small Cap Growth Series
Delaware Ivy VIP Smid Cap Core	Macquarie VIP Smid Cap Core Series
Class I	Standard Class
Class II	Service Class

The investment objective of the Portfolio is to seek to provide total return.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Asset Strategy (the “Portfolio”) underperformed its benchmark, the MSCI ACWI (All Country World Index). The Portfolio’s Class I shares gained 14.22% and its Class II shares gained 13.90%. These figures reflect all distributions reinvested. During the same period, the benchmark increased 22.81% (gross) and increased 22.20% (net). For complete, annualized performance of Delaware Ivy VIP Asset Strategy, please see the table on page 23.

Market review

Markets recovered sharply in 2023 as central banks indicated that an end to rate hikes could be near and investors expressed optimism that a soft landing was possible in the US. Several new investment trends, including artificial intelligence, also contributed to the rise in global markets.

Interest rates increased for most of the fiscal year across the US and Europe, but as inflation moderated, investors adopted a risk-on mentality. Early in the period, excitement arising from generative artificial intelligence (gen AI) sparked bullish sentiment for semiconductors and other potential beneficiaries. While many of these early gen AI winners are in the US, international markets also drew some investor attention. In addition to AI, glucagon-like peptide-1s (GLP-1s), a new class of diabetes drug found to treat obesity and many other indications, came to the forefront. One of the key developers of this class of drug is Denmark-based pharmaceutical company Novo Nordisk A/S.

Late in the fiscal year, bond yields dropped significantly around the world as central banks transitioned to a neutral policy stance. In Europe, the risk of inflation has given way to recessionary pressure. Most underlying economic data are showing signs of contraction, so while a recession may not have been declared, it seems those economies are struggling.

Contributing to Europe’s woes is China, one of the region’s major trading partners. China was slow to recover from its prolonged COVID-19 pandemic-era lockdowns. Despite benefiting from an export boom during the heart of the pandemic, the country’s inability to spark growth in its core economy continued to be an issue. China’s economy relies heavily on property growth, which has been an area of concern.

Elsewhere in the emerging world, India continued on a solid growth trajectory. A lack of stimulus and excess liquidity during the pandemic benefited India by sheltering the country from many of the common woes felt elsewhere in the world.

Equity markets performed quite well during the fiscal year. China was the exception with its market down more than 10%. All sectors were positive during the period. Information technology led, primarily driven by semiconductors. Consumer staples, which is often viewed as a bond proxy because many of the companies in the sector have high dividend yields, was the weakest area. In a high interest rate environment, those yields had little appeal for investors.

Source: Bloomberg, unless otherwise noted.

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Within the Portfolio

The Portfolio’s relative underperformance was mostly attributable to its being underweight equities compared with its all-equities benchmark. Adverse stock selection in the equity portion of the portfolio also detracted. The Portfolio maintained, on average, more than 25% in fixed income securities, which detracted significantly in the final quarter of the period when equities rallied. While the investment grade credit outperformed its broad fixed income indices, the fixed income asset class overall did not keep pace with equities.

Within the equity portion of the Portfolio, stock selection in consumer discretionary and information technology detracted most while stock selection in energy and utilities contributed. At a country level, Denmark, China, and the US detracted from performance while India and Japan contributed.

China Mengniu Dairy Co. Ltd. and Genmab A/S were the weakest relative performers in the Portfolio during the fiscal period. Not owning Meta Platforms Inc. also detracted from the Portfolio’s performance. Sales growth of China Mengniu Dairy, one of the largest Chinese domestic producers of dairy products, softened in recent periods with general macro slowness, but the company is well positioned in our view, and valuations remain extremely depressed at multiyear lows. Denmark-based biologics company Genmab produces advanced treatments for several diseases including cancer. Its stock was down sharply as one of its marketing partners reported sales of a key drug that was slightly below expectations. Genmab reported more detailed results several weeks later and alleviated some concerns. We believe the company is trading at an attractive valuation and receives little credit for its pipeline.

NTPC Ltd., Intuit Inc., and Pinterest Inc. contributed significantly to performance. The stock of India-based utility company NTPC was up over the course of the fiscal year on solid execution and a valuation rerating. Investors began to appreciate the company’s importance in India’s transition to reduced carbon-emitting sources of energy as the country grows. Meanwhile, NTPC is a major producer of traditional energy, which has been a strong source of cash flow to enable its investment in renewables.

Intuit, a leader in tax and financial software for individuals and small and medium-sized businesses, continued to grow despite a more challenging macro environment. Intuit is also one of the few companies that expects to have tangible gen AI applications in the near term. Given investors’ focus on AI during 2023, we think Intuit is a growth vertical that will be an attractive investment opportunity going forward and we view this as an exciting prospect for the company and its customers.

Pinterest is a US internet company that benefited from a reacceleration in advertising, significant growth in monthly active users, and its ability to execute strategic plans. We think the company is well positioned to continue capitalizing on advertising spend.

We added several new positions during the 12-month period, including The Home Depot Inc., a high-quality company with a dominant market position in the oligopolistic home improvement industry. The company did well during the pandemic, which created year-over-year growth headwinds in 2023 when industry sales normalized. As those growth hurdles moderate, however, the company should face easier comparisons, in our opinion. Home Depot had strong pricing power in the face of inflation and we believe it should benefit going forward as inflation eases.

We sold US-based Seagate Technology Holdings PLC, a leading manufacturer of hard disk drives. After experiencing both cyclical and sales weakness, particularly in China, the company is beginning to see an inflection in its end markets. The US cloud business is a critical area for growth, so in the long term Seagate is well positioned with an inexpensive valuation. Investors recognized these attributes and the stock rallied. We took this as an opportunity to exit our position for opportunities with more-attractive upside.

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Portfolio management reviews

Delaware Ivy VIP Balanced

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide total return through a combination of capital appreciation and current income.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Balanced (the “Portfolio”) had a positive return but underperformed its equity benchmark, the S&P 500® Index, and outperformed its fixed-income benchmark, the Bloomberg US Aggregate Index. The Portfolio’s Class II shares gained 16.09%. These figures reflect all distributions reinvested. The Portfolio’s equity benchmark increased 26.29% for the 12-month period, while its fixed-income benchmark rose 5.53%. The performance of the Portfolio reflects the mix of returns in the underlying assets during the reporting period as well as allocation weightings. For complete, annualized performance of Delaware Ivy VIP Balanced, please see the table on page 25.

Market review

Equity and bond markets began the fiscal period ended December 31, 2023, on a positive note, departing from the challenges and large drawdowns that had characterized much of 2022. The reopening of China’s economy and expectations for reduced inflation reinvigorated investors. And while headline inflation rates did come down, largely due to falling energy prices, core inflation continued to rise in the opening months of the fiscal period.

In March, three US regional banks collapsed, and Switzerland’s Credit Suisse nearly succumbed before UBS Group AG acquired it. Bank share prices plummeted and stock markets in general fell sharply. Government bonds and gold rallied, risk premiums on corporate bonds widened, and the US dollar lost ground against the euro.

As the second quarter of 2023 began, overseas stock markets in developed countries trended slightly positive, while North American equities were under water at times. The Europe and the Pacific regions were the strongest performers, while emerging markets, led by China, slipped into negative territory. In June, equity markets were strong in Japan and the US but somewhat bumpy elsewhere. Equities rallied sharply in June after Congress raised the US debt ceiling and enacted the Fiscal Responsibility Act of 2023. Shortly thereafter, a large downturn followed meetings of the European Central Bank (ECB) and the US Federal Reserve, neither of which indicated imminent interest rate cuts. Strong performance returned at the end of June with the release of several surprisingly good US economic data points.

Most major asset classes declined in the third quarter of 2023 as central banks continued tightening monetary policy. In the US, the Fed raised rates and the Federal Open Market Committee (FOMC) increased its interest rate outlook, with the latest dot plot calling for a median federal funds rate of 5.6% by the end of 2023. The ECB raised short-term policy rates to the highest level in more than 20 years. China continued in its contrarian role, however, easing both fiscal and monetary policy.

Higher interest rates make servicing debt more difficult, especially for governments running large budget deficits. That was not lost on Fitch Ratings. The credit-rating agency downgraded US credit in August from AAA to AA+, focusing attention on the $33 trillion US national debt. Bonds sold off as interest rates soared globally. The 10-year Treasury yield peaked at a level not seen since 2007. Similar trends appeared around the world, with 10-year German and Japanese government bonds rising to levels not seen in a decade.

While global equities mostly suffered losses, energy stocks were an exception, as oil prices rose. Crude oil had its biggest quarterly gain since the Russian invasion of Ukraine began in early 2022. That followed news that Saudi Arabia and Russia were extending production cuts until the end of 2023, reducing the overall supply to markets.

Global capital markets started off weakly in the final quarter of 2023 as geopolitical risks, strong US economic data, and renewed inflationary pressure drove negative sentiment. In October, the outbreak of war following Hamas’ attack on Israel led to a significant increase in geopolitical risk and pronounced oil-price volatility. However, after rising initially, oil prices fell steadily throughout October. Gold, on the other hand, was in demand throughout the month, rising significantly to nearly $2,000 per ounce.

From that point on, most equity regions and bond classes were strong. The two-month-long year-end rally accounted for practically all annual gains in 2023. Only commodities were weak in December, and for the fiscal year as a whole. As a broad asset class, commodities were hurt by energy prices that declined despite the Middle East conflict. The price of gold, on the other hand, continued to rise, registering double-digit gains for the fiscal year.

Bonds also rallied sharply, with yields falling significantly on both sides of the Atlantic and risk premiums narrowing for corporate bonds (both investment grade and high yield). Among emerging market bonds, hard-currency bonds (denominated in US dollars and other developed-

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market currencies, rather than local emerging-market currencies) continued to rally unabated. The rate of inflation continued to fall in major economies, contributing to a solid economic outlook in the US. The outlook remained gloomy in Europe, however. An upward trend could be observed in China’s recently disappointing economy.

Equities had strong gains across all global regions including emerging markets in December, although both China and Japan had negative returns. For the entire fiscal year, however, Japan and the US were the leading performers, while Chinese equities continued their months-long downward trend. The Japanese yen gained against the euro in December but was only able to make up for a small part of its annual loss. Throughout the fiscal period, the US dollar depreciated against a broad basket of currencies, including the euro, with losses increasing in December.

The FOMC left the federal funds target interest rate unchanged at its December meeting, but for the first time explicitly spoke about possible interest rate cuts, reducing its inflation and growth forecasts for 2024. Investors then pushed the market to price in interest rate cuts totaling 1.5 percentage points for the new year. The ECB and the Bank of England also left interest rates unchanged but swept aside the issue of interest rate cuts.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

The Portfolio’s performance was based on a combination of market dynamics that occurred during the fiscal year. On the equity side, the outperformance of specific US technology stocks, or what’s more commonly come to be known as the “Magnificent Seven” - Alphabet Inc., Amazon.com Inc., Apple Inc., Meta Platforms Inc., Microsoft Corp., NVIDIA Corp., and Tesla Inc. - enabled the S&P 500 Index, the equity benchmark, to outperform the equity portion of the Portfolio, which lagged because of its underweight allocation to those seven companies.

The Portfolio did outperform its fixed-income benchmark, the Bloomberg US Aggregate Index; however, since equities generally outperformed bonds for the fiscal period. Bonds ended the fiscal period in positive territory in large part because of the drop in interest rates that occurred in the later part of 2023.

Both asset allocation and security selection detracted from the Portfolio’s performance for the fiscal year when compared with the S&P 500 Index. Although the Portfolio’s underweight to large-cap stocks resulted in underperformance compared with the equity index, it helped the Portfolio outperform relative to the fixed income benchmark.

On a security-selection basis, both the equity and fixed income portions of the Portfolio underperformed their respective benchmarks, with equities detracting the most from performance.

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Portfolio management reviews

Delaware Ivy VIP Energy

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide capital growth and appreciation.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Energy (the “Portfolio”) advanced, outperforming its benchmark, the S&P 1500 Energy Sector Index. The Portfolio’s Class I shares advanced 4.24% and its Class II shares also advanced 4.06%. These figures reflect all distributions reinvested. During the same period, the benchmark declined 0.63%. For complete, annualized performance of Delaware Ivy VIP Energy, please see the table on page 27.

Market review

Global economies and markets rose during the fourth quarter of 2023, capping off a solid year for equity markets. After aggressive monetary tightening campaigns by global central banks during 2022 and 2023, inflation showed signs of abating. Investors anticipated the beginning of the easing cycle as economic data softened. The market quickly absorbed this pivot by pricing in rate cuts in the first half of 2024. Yields fell, which led to a strong risk-on rally through the end of the 12-month period. Rate-sensitive equities, notably renewable energy and utilities, staged a strong rally. The US dollar came under pressure with falling yields. The S&P 500® Index rose 24.36% for the fiscal year, and the S&P 1500 Energy Sector Total Return Index (net) ended the period up a modest 1.68%.

Oil prices finished the fiscal year down 7.11% as non-OPEC supply growth overwhelmed stagnant demand. Natural gas prices fell 41.6% as supply surged and winter weather proved mild.

The Organization for Economic Cooperation and Development (OECD) oil and refined production inventories finished the 12-month period at adequate levels on an overall and demand-adjusted basis. Oil markets in general remained adequately supplied as “sanctioned” Russian and Iranian barrels continued to find their way to market. Natural gas prices remained at depressed levels as inventories remained adequate globally.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Unit Corp. was the Portfolio’s largest contributor to performance during the fiscal year. We discovered Unit in 2021, after the company emerged from bankruptcy with a clean balance sheet and new business plan. After Unit’s bankruptcy, the new management team and board undertook a new business plan to monetize assets, minimize capital expenditures, and maximize free cash flow and shareholder returns. Unit is returning this cash to shareholders through buybacks, special dividends, and a newly implemented quarterly dividend. The current quarterly dividend of $2.50 a share was accompanied by $20 a share in special dividends during the fourth quarter of 2023. In total, the company paid out more than half of its share price in dividends during the fiscal period. We expect these distributions to continue as Unit has no debt, approximately $70 million in net cash, and continued substantial free cash generation.

Li-Cycle Holdings Corp., a lithium-ion battery recycling and resource recovery solutions company, was the largest performance detractor during the fiscal year. Li-Cycle’s main battery recycling hub in Rochester, New York, was scheduled to begin operations in the fourth quarter after considerable capital investment. Unfortunately, after significant cost overruns and a failure to gain additional funding, the company was forced to indefinitely suspend construction. As the facility was the key component to Li-Cycle achieving profitability, this was a significant negative development. We elected to exit the Portfolio’s position in Li-Cycle at the end of the fiscal year.

The strength of non-OPEC oil supply growth was a major surprise during 2023. Despite higher shareholder returns and lower reinvestment rates, oil and gas producers, especially in the US, were able to grow volumes well ahead of expectations. We attribute much of the theme of doing “more with less” to better technology and the drilling of longer laterals. While we remain concerned about declining US well productivity, we now forecast production growth to continue to surprise into 2024. Meanwhile, OECD crude and refined product inventories remain adequate, and OPEC is sitting on roughly five million barrels a day of spare capacity. With non-OPEC supply growth, even excluding the US, expected to increase again in 2024, we remain concerned about a battle for market share. On the bullish side, we’ll pay close attention to rebounding global economic growth and geopolitical risk in the Middle East.

Refining margins remained elevated throughout 2023. While we look for them to revert to more midcycle levels in 2024, we are not concerned about the forecasted global supply glut that preoccupies many on Wall Street. We expect these new refineries to be subject to slow startups and

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Portfolio management reviews

Delaware Ivy VIP Energy

operational struggles, which will likely provide a tailwind for the 2024 refined product supply narrative. Refining equities remain some of the cheapest names in the energy sector, with substantial balance sheet strength allowing for strong shareholder return policies.

North American natural gas supply also disappointed during 2023. Strong associated gas volumes from the Permian Basin, alongside resilient natural gas-focused rig counts, overwhelmed lackluster demand during the fiscal year. Despite the natural gas-focused rig count falling materially of late, the supply outlook remains bleak heading into 2024. However, with gas prices in many areas approaching shut-in levels, we think this may lead to a favorable setup in 2025 as moderating supply meets a steep change in demand from incremental liquefied natural gas facilities. Despite the subdued outlook, we find that several natural gas-levered equities boast strong balance sheets to weather a potential 2024 storm.

While we maintain an optimistic view on energy in the long term, we are keeping a close eye on rising non-OPEC oil and North American natural gas supply growth. Despite near-term pressures, the longer-term supply fundamentals remain supportive as environmental, social, and governance (ESG) investing continues to plague the long-term supply outlook. Access to capital, geology, geography, and regulation all continue to limit growth. Also, we think the current volatility in energy prices will likely further limit growth by curtailing capital programs.

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Portfolio management reviews

Delaware Ivy VIP Growth

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide growth of capital.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Growth (the “Portfolio”) experienced a positive return but underperformed its benchmark, the Russell 1000® Growth Index. The Portfolio’s Class II shares gained 38.00%. This figure reflects all distributions reinvested. During the same period, the benchmark gained 42.68%. For complete, annualized performance of Delaware Ivy VIP Growth, please see the table on page 29.

After declining in the prior fiscal period, US equity markets staged a strong rally in the fiscal year ended December 31, 2023. In 2022, aggressive central bank tightening put the brakes on the post-pandemic recovery. In particular, stocks with higher valuations and those companies with higher-risk business models were punished. 2023 was the opposite. As the US Federal Reserve continued to increase rates through much of the fiscal year, investors’ expectations gradually transitioned from recession to a soft landing.

At the same time, the introduction of generative artificial intelligence (gen AI) drove a small segment of the market to rally in anticipation of a new industry and source of revenue. Investors coined the term the “Magnificent Seven” to describe the seven highest-performing and influential stocks in the broad US large-cap indices. Alphabet Inc., Amazon.com Inc., Apple Inc., Meta Platforms Inc., Microsoft Corp., NVIDIA Corp., and Tesla Inc. led markets for most of the 12-month period and materially contributed to large-cap index returns. At year end, rates dropped precipitously as the Fed adopted a less hawkish tone, indicating it might begin to cut rates in 2024. Investors saw this as confirmation of their existing optimism, sustaining the rally in lower-quality, higher-risk stocks. That forced hedge funds to cover short positions and cash came off the sidelines to chase the rally.

The rally in low-quality stocks was typical of a post-recessionary market in which many investors show little regard for the fundamentals of a business. For example, within the Russell 1000 Growth Index, the highest-beta (a measure of market risk), lowest-return-on-assets, and lowest-net-margin segments of the benchmark performed the strongest. These represent, by common measures of quality, the poorest-quality businesses. Meanwhile, the highest-quality segments of the benchmark, according to the same measures, performed relatively poorly. The propensity for the market to buy lower-quality, higher-risk stocks created a difficult environment for fundamental active managers, specifically those who focus on high-quality companies. Periods like this occur when investors attempt to catch a high-beta rally at the beginning of a new economic cycle. They rarely last, however. In contrast, business quality is a persistent characteristic, and quality-first growth investing has historically offered compelling long-term returns.

The proliferation of gen AI created one of the most concentrated market rallies on record. As investors sorted through the winners and losers of this new technology, those companies viewed as beneficiaries were responsible for the lion’s share of returns. Notably, semiconductor company NVIDIA was up 235%. It was the first clear winner as its sales are now expected to double in the current fiscal year. In addition to gen AI, glucagon-like peptide-1s (GLP-1s) garnered a lot of investor attention. This new class of pharmaceuticals developed for the treatment of diabetes also gained acceptance for other indications, including weight loss. The makers of GLP-1s, including Eli Lilly & Co., performed well during the fiscal year.

All sectors were positive for the fiscal period, and information technology (IT) and communication services notably stood out on the upside. The leading semiconductor, software, and internet companies that did exceptionally well during the fiscal period dominated these sectors. Lagging the index were energy, utilities, and consumer staples.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Stock selection primarily drove performance, with IT and communication services detracting from performance. This was partially offset by strong stock selection in industrials and an underweight of consumer staples.

At the individual stock level, the greatest relative detractors from performance were VeriSign Inc., CoStar Group Inc., and The Coca-Cola Co. VeriSign provides internet infrastructure and is the domain name registry for .com and .net domains. The company’s business model and long-term government contract have led to generally consistent mid to high single-digit sales growth. Because of this consistency, it is a low-risk and low-beta stock, an out-of-favor category this quarter. VeriSign also faces near-term growth headwinds as domain volume growth in China declined. We believe the company’s monopolistic industry structure, consistency, and high free-cash-flow conversion has the potential to benefit investors long term.

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CoStar Group remained a high-conviction holding in the Portfolio. Despite the challenges faced by the commercial real estate industry and the market’s skepticism about CoStar Group’s investment in the residential real estate business, the core strength of its business remained strong. Its subscription-based model for research and data significantly insulated the company from the cyclicality of the commercial real estate market, a fact consistently demonstrated by its quarterly earnings.

Coca-Cola faced several headwinds during the fiscal year. The European economy weakened, Chinese consumers still struggled, and there was concern that GLP-1 therapeutics would eventually result in less consumption. And while investors would normally favor a company like Coca-Cola with consistent growth, higher-risk growth stocks were, for the moment, more attractive. Nonetheless, the company grew during the fiscal period, driven by higher volume and an incremental increase in margin. We still believe Coca-Cola is well positioned for the long term due to its asset-light business model, formidable distribution network, consistent revenue growth, and a renewed focus on improving product mix and profitability.

The strongest contributors to the Portfolio’s performance were NVIDIA and not owning AbbVie Inc. or PepsiCo Inc. NVIDIA benefited from the advent of gen AI. The company designs graphics processing unit (GPU) chips that are well-suited for the requirements of manipulating large language models. Another unique feature of NVIDIA is its software, which we believe provides a distinct advantage over competitors. We trimmed the stock during the Portfolio’s fiscal year as it surged but have maintained a near-benchmark-like weight.

During the fiscal year, we made few changes to the Portfolio. We exited our small position in The Estee Lauder Cos. Inc., a relatively rare event for our low-turnover strategy. Estee Lauder is a global leader in cosmetics and skincare, but its business has become increasingly unpredictable as the company appears to lag in product innovation and seems to have done a poor job controlling sales into the opaque Chinese daigou channel. (Daigou, or “buying on behalf of,” is an emerging consumer-to-consumer network based on exporting luxury and household goods from abroad into China.) In addition to these fundamental concerns, we also estimate relatively low return potential for the stock, which combined to make the sell decision an easy one.

We initiated a position in Waste Connections Inc., one of the largest waste-collection and disposal businesses in the country. The waste industry has consolidated over recent years with the larger operators buying “mom and pops” across the country. This process is now bearing fruit as pricing power is quite strong, enabling the company to improve return on assets considerably. In our opinion, the company has the best business mix in the industry. With suburban customers accounting for 85% of its business and a near monopoly in the western US, we think Waste Connections will continue to improve margins on top of impressive sales growth.

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Portfolio management reviews

Delaware Ivy VIP High Income

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide total return through a combination of high current income and capital appreciation.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP High Income (the “Portfolio”) posted a positive return but underperformed its benchmark, the ICE BofA US High Yield Constrained Index. The Portfolio’s Class I shares gained 12.22% and its Class II shares advanced 11.95%.* These figures reflect all distributions reinvested. During the same period, the benchmark gained 13.47%. For complete annualized performance of Delaware Ivy VIP High Income, please see the table on page 31.

*Total return for the report period presented differs from the return in “Financial highlights.” The total return presented above is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

Market review

The high yield market rallied entering 2023 with yields on high yield bonds close to 9% and modestly tight yield spreads. Historically, whenever yields have been above 8%, 12-month forward-looking returns in high yield have typically returned 10%, or more but in the fiscal year ended December 31, 2023, US Federal Reserve rate hikes put pressure on credit.

During the fiscal year, high yield generally returned more as risk exposure increased. While the overall high yield market returned 13.5% during the period, CCC-rated bonds led with a 20.5% return. In contrast, BB-rated securities earned 11.5% and B-rated bonds returned roughly 14%.

For most of the 12-month period, bond performance was highly data dependent. Investors remained laser-focused on the Fed and its commentary. Although the Fed was transparent about its plans, investors nonetheless got out in front with expectations of a monetary policy pivot to lower interest rates. It wasn’t until November that a more-dovish Fed indicated that the end of its rate hike cycle was near. Investors’ reaction was euphoric, leading to a strong rally at the end of the fiscal year. However, the Fed maintained that its future policy actions would remain data dependent.

Beyond the Fed’s actions, 2023 was marked by two important events. The first was Silicon Valley Bank’s (SVB’s) collapse in March. Fortunately, the high yield market cruised through the banking crisis almost unscathed. Second, the Israel-Hamas war that began on October 7 as noted earlier led to a selloff, followed by a sharp rebound among high yield bonds and other assets in November and December.

Despite early concerns about rising default rates in a deteriorating US economy, the default rate for high yield bonds stayed below 3%, well within historical averages. Throughout the fiscal year, company fundamentals proved to be far more resilient than many had expected. Security selection was key as companies within high yield that performed very poorly were punished for missing earnings estimates.

Among industry groups, the automotive sector led performance, largely on the upgrade of Ford Motor Co. bonds to investment grade. The housing sector also did well, showing more resilience than many had expected. Gaming and leisure likewise performed well. Gaming is typically a defensive area with resilient demand. Strength in cruise lines, which rebounded from their COVID-19-related downturn, contributed to performance in leisure.

Conversely, weaker sectors included broadcasting, which was weighed down by concerns about a reduction in ad spending. Metals and mining did poorly as the price of copper fell steadily. Telecommunications performed relatively poorly, with slower growth squeezing free cash flow. However, overall market strength was so strong that absolute performance was positive, even among relatively weak areas: all sectors were at or close to double-digit annual returns.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Going into 2023, we managed the Portfolio slightly aggressively, positioning it to capture higher absolute yields. Among sectors that detracted from relative returns, poor security selection within aerospace/defense and technology led the way. Financial services also detracted from Portfolio returns as we owned some banks that were a drag on performance after SVB’s demise.

Sectors that contributed to the Portfolio’s performance included insurance, energy, and leisure. Insurance is a sector that we typically overweight and tend to be down in quality as we believe insurance securities have often been misrated by ratings agencies. In energy, the

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Portfolio management reviews

Delaware Ivy VIP High Income

Portfolio was more aggressively overweight than it has been, which paid off as energy securities had strong annual performance. Within leisure, strong security selection contributed to relative returns.

Among individual securities, First Quantum Minerals Ltd., a copper-mining company, detracted from the Portfolio’s performance. The company has attractive assets in our view and performed relatively well for most of the fiscal year. However, First Quantum was forced to shut down a large copper mine in Panama following a lengthy protest outside the mine over environmental concerns. That resulted in the bonds selling off late in the year. Nevertheless, we believe asset valuations remain attractive and continue to own First Quantum Minerals in the Portfolio.

Two other significant detractors involved distressed situations that the Portfolio inherited when Macquarie Asset Management assumed management following its acquisition of Ivy Investments. Wesco Aircraft Holdings Inc., a parts distributor to the aerospace and defense industries, defaulted early in the fiscal year. Its earnings were under pressure during the pandemic and its balance sheet was highly levered. The business never recovered from its financial stress. We maintain the Portfolio’s Wesco Aircraft Holdings position in anticipation of improved valuations post-restructuring.

Mitel Networks Corp., a cloud-based solutions technology company, faced a similar scenario. Its business is under pressure in a highly competitive industry and its balance sheet is over-levered. Mitel’s bank loans have traded off significantly. We look to exit the Portfolio’s position in Mitel.

The two dominant cruise-line industry operators – Carnival PLC and Royal Caribbean Cruises Ltd. – outperformed during the fiscal year. Both companies had been investment grade before a sharp pandemic-induced loss of business resulted in a downgrade. We found their valuations to be very attractive and had confidence in their long-term fundamental stories. Both industry leaders have performed well, and we think they are well on their way to regaining investment grade status. We remain bullish on our cruise-line exposure.

Another contributor to relative performance was NFP Corp., a leading property and casualty insurance company that received a boost when it was bought by industry giant Aon in December 2023.

The Fed is likely to play a large role in determining the direction of financial markets. High yield bond fundamentals are healthy based on a wide range of metrics, including leverage, interest-coverage ratios, and free cash flow to debt.

We think the quality of bonds in the Portfolio’s benchmark is significantly better than it had been previously and continue to monitor for a variety of credit metrics.

While asset class fundamentals inspire confidence, we are somewhat cautious on valuations. We entered 2024 with a sub-8% yield and spreads at 350 basis points (one basis point equals one-hundredth of a percentage point) and consider the valuation outlook to be a bit more challenging than it was a year ago. However, even with some anticipated spread widening, we think the default outlook remains healthy, and that the rise in defaults should remain in line with historical default rates, at around 3.5%.

Since we anticipate market volatility, we’ll look to be opportunistic in our approach as we build our portfolios from the bottom up, focusing on credit selection.

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Portfolio management reviews

Delaware Ivy VIP International Core Equity

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide capital growth and appreciation.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP International Core Equity (the “Portfolio”) posted a positive return. It slightly outperformed its benchmark, the MSCI ACWI (All Country World Index) ex US Index (net), but underperformed the benchmark’s gross return. The Portfolio’s Class II shares gained 15.65%.* This figure reflects all distributions reinvested. During the same period, the benchmark gained 16.21% (gross) and gained 15.61% (net). For complete, annualized performance of Delaware Ivy VIP International Core Equity, please see the table on page 33.

*Total return for the report period presented differs from the return in “Financial highlights.” The total return presented above is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

Market review

Markets recovered sharply in 2023 as central banks indicated that an end to rate hikes could be near and investors expressed optimism that a soft landing was possible in the US. Several new investment trends, including artificial intelligence, also contributed to the rise in global markets.

Interest rates increased for most of the fiscal year across the US and Europe, but as inflation moderated, investors adopted a risk-on mentality. Early in the period, excitement arising from generative artificial intelligence (gen AI) sparked bullish sentiment for semiconductors and other potential beneficiaries. While many of these early gen AI winners are in the US, international markets also drew some investor attention. In addition to AI, glucagon-like peptide-1s (GLP-1s), a new class of diabetes drug found to treat obesity and many other indications, came to the forefront. One of the key developers of this class of drug is Denmark-based pharmaceutical company Novo Nordisk A/S.

Late in the fiscal year, bond yields dropped significantly around the world as central banks transitioned to a neutral policy stance. In Europe, the risk of inflation has given way to recessionary pressure. Most underlying economic data are showing signs of contraction, so while a recession may not have been declared, it seems those economies are struggling.

Contributing to Europe’s woes is China, one of the region’s major trading partners. China was slow to recover from its prolonged COVID-19 pandemic-era lockdowns. Despite benefiting from an export boom during the heart of the pandemic, the country’s inability to spark growth in its core economy continued to be an issue. China’s economy relies heavily on property growth, which has been an area of concern.

Elsewhere in the emerging world, India continued on a solid growth trajectory. A lack of stimulus and excess liquidity during the pandemic benefited India by sheltering the country from many of the common woes felt elsewhere in the world.

Equity markets performed quite well during the fiscal year. China was the exception with its market down more than 10%. All sectors were positive during the period. Information technology led, primarily driven by semiconductors. Consumer staples, which is often viewed as a bond proxy because many of the companies in the sector have high dividend yields, was the weakest area. In a high interest rate environment, those yields had little appeal for investors.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Stock selection drove performance during the fiscal period, which is what we strive to achieve with this Portfolio. Specifically, stock selection in financials, materials, and IT drove results. Stock selection in consumer staples, industrials, and healthcare detracted from performance. At a country level, Brazil, India, and Japan contributed most while Denmark, Hong Kong, and China were weakest.

MercadoLibre Inc., Banco do Brasil SA, and Renesas Electronics Corp. contributed significantly to performance. MercadoLibre is a leading ecommerce and payments business in South America, where Brazil is its leading market, accounting for more than half of sales. The company has continued to execute, driving an acceleration in revenue and gross merchandise value (GMV), a key metric for ecommerce companies. Profit margins also improved significantly in 2023. We believe the long-term prospects remain bright for the company as more goods move online from physical stores. Banco do Brasil, a leading Brazilian bank, has grown significantly over the past few years as the Brazilian economy improved and real interest rates increased. Even so, the stock traded below book value – a critical valuation metric for banks – and we still

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Portfolio management reviews

Delaware Ivy VIP International Core Equity

believe the stock is undervalued. Japanese semiconductor company Renesas is benefiting from secular tailwinds within the semiconductor industry as well as a bid from increased global interest and investment in Japanese equities.

JD.com Inc., China Mengniu Dairy Ltd., and Genmab A/S were the weakest relative performers. Online retail drives most of Chinese ecommerce and technology company JD.com’s business. Sales have slowed in recent periods, mainly driven by weakness in supermarket and electronics. We continue to own the stock as we believe it is a leader in its category, is levered to Chinese consumers, who still have spending power, and is trading at a steep discount to historical valuations. Sales growth of China Mengniu Dairy, one of the largest Chinese domestic producers of dairy products, softened in recent periods with general economic slowness, but the company is well positioned in our view, and valuations remain extremely depressed at multiyear lows. Denmark-based biologics company Genmab produces advanced treatments for a number of diseases including cancer. Its stock was down sharply when one of its key marketing partners reported sales of a key drug that were slightly below expectations. Genmab reported more detailed results several weeks later and alleviated some concerns. We believe the company is trading at an attractive valuation and receives little credit for its pipeline.

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Portfolio management reviews

Delaware Ivy VIP Mid Cap Growth

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide growth of capital.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Mid Cap Growth (the “Portfolio”) had a positive return but underperformed its benchmark, the Russell Midcap® Growth Index. The Portfolio’s Class I shares gained 19.90% and its Class II shares rose 19.59%. These figures reflect all distributions reinvested. During the same period, the Portfolio’s benchmark gained 25.87%. For complete annualized performance of Delaware Ivy VIP Mid Cap Growth, please see the table on page 35.

Market review

The market entered 2023 under a cloud, with many analysts baking a recession into their forecasts, but the real story was about mounting expectations for a dovish Federal Reserve pivot, continued spending by the US consumer, and resilient corporate earnings. US equities climbed the wall of worry, with the Dow Jones Industrial Average®, the S&P 500® Index, and the NASDAQ Composite Index erasing their 2022 slides and setting fresh all-time highs, with huge rallies by several mega-cap technology stocks driving overall market performance. Fed rate policy was at the heart of the 2023 narrative, with the Federal Open Market Committee voting for four additional 0.25 percentage point hikes, but dovish elements appeared out of the November and December 2023 Fed meetings, sparking an equity rally and Treasury yield slide that carried into the end of the fiscal year.

During the 12-month period, the Portfolio’s benchmark, the Russell Midcap Growth Index rose 25.87%, with all sectors in the index posting positive absolute annual returns. The deconstruction of the index’s return profile saw companies with lower debt, greater profits, higher revenues and earnings growth, and higher valuations outperforming.

Source: FactSet, unless otherwise noted.

Within the Portfolio

During the fiscal year, asset allocation sector over- and underweights contributed to relative performance while stock selection detracted. Sector overweight and underweight positions are primarily a by-product of bottom-up (stock-by-stock) selection, and we remain vigilant in our fundamental research, maintaining a concentrated portfolio of profitable, lower-debt companies that we think can grow throughout a market and economic cycle. During the 12-month period, our fundamentally driven bottom-up approach led us to notable overweight positions in information technology (IT), real estate, communication services, and healthcare. Notable underweights for the fiscal year included financials and industrials, consumer staples, and materials, with consumer discretionary at relative market weight. Lack of exposure to energy was a significant sector allocation contributor to relative performance for the quarter, while the Portfolio’s underweight to financials provided the largest relative detractor from performance.

The strongest contribution to relative outperformance where the Portfolio had exposure was in the healthcare sector, followed only by the materials sector. The Portfolio’s lack of exposure to the weak energy and utilities sectors contributed to relative performance for the fiscal period. The leading detractors to relative performance within the Portfolio were consumer discretionary, financials, IT, industrials, real estate, consumer staples, and communication services. The Portfolio’s cash position also detracted from relative performance.

The consumer discretionary sector, a relative market weight in the Portfolio, was the largest relative detractor from performance during the 12-month period, while healthcare provided the greatest contribution. The largest detractors in consumer discretionary were National Vision Holdings Inc., Foot Locker Inc., and Vail Resorts Inc. The primary contributors to relative performance in healthcare were Seagen Inc., Mettler-Toledo International Inc., and West Pharmaceutical Services Inc.

The top five individual contributors to relative performance were Marvell Technology Inc., Monolithic Power Systems Inc., Trex Company Inc., Arista Networks Inc., and Universal Display Corp.

The five largest detractors were First Republic Bank, National Vision Holdings Inc., Paycom Software Inc., Envista Holdings Corp., and Foot Locker Inc.

Our role in managing the Portfolio is to buy and own for a three- to five-year period (or longer in many cases), not the next three to six months. We continue to seek out what in our opinion are quality growth companies where business models are strong, capital structures are sound, and valuations are supportive of opportunity for appreciation. We focus on growth durability, cash flows, and very importantly, we attempt to embrace uncertainty when we see it and our conviction is high.

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Portfolio management reviews

Delaware Ivy VIP Mid Cap Growth

While the timing isn’t perfect in all cases, we currently see opportunities in good growth companies where the distortions of the pandemic are slowly resolving. Our debate over which of these companies we should potentially add to the Portfolio is exciting, as we think about how they might help us help our investors. Additionally, the idea of reshoring continues to hold our interest. The production problems of the pandemic only served to intensify a corporate trend to diversify supply chains that had already begun. From an investment perspective, automation is the word that resonates with us, from manufacturing to transportation to delivery. The onslaught of artificial intelligence (AI) applications adds incremental positive forces to our lens into reshoring, as we think AI will facilitate an even greater level of cost efficiencies to the movement.

We will remain vigilant and steadfast in our approach to managing the Portfolio, taking advantage of opportunities that may arise while keeping a cautious eye on any risks to company financial wellbeing, and thus stock price risk.

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Portfolio management reviews

Delaware Ivy VIP Natural Resources

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide capital growth and appreciation.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Natural Resources (the “Portfolio”) advanced, although it underperformed its benchmark, the S&P Global Natural Resources Index (net). The Portfolio’s Class II shares advanced 1.63%. This figure reflects all distributions reinvested. During the same period, the benchmark advanced 3.38%. For complete, annualized performance of Delaware Ivy VIP Natural Resources, please see the table on page 37.

Effective April 28, 2023, the Portfolio’s benchmark changed to the S&P Global Natural Resources Index and the Portfolio’s limit in foreign securities investments changed. Please see the prospectus as amended for further information.

Market review

Global economies and markets rose during the fourth quarter of 2023, capping off a solid year for equity markets. After aggressive monetary tightening campaigns by global central banks during 2022 and 2023, inflation showed signs of abating, with several favorable inflation reports. The market quickly absorbed this pivot by pricing in rate cuts in the first half of 2024. Yields fell, which led to a strong risk-on rally through the end of the fiscal year. Rate-sensitive equities, notably renewable energy, utilities, and precious metal equities, staged a strong rally.

The US dollar came under pressure as falling yields drove precious metals performance with gold rising 11.1% on the year. Iron ore prices were also strong, rising 12.1% as the US economy remained more resilient than anticipated, though aluminum and copper prices were roughly flat during the fiscal year. Agricultural commodities, notably corn and soybeans, were weak following robust crop yields. Oil prices came under considerable pressure, falling 6.11% as non-OPEC supply growth overwhelmed stagnant demand. Natural gas prices fell 41.6% as supply surged and winter weather proved mild.

The S&P 500® Index rose 26.3% for the 12-month period. The S&P Global Natural Resources Index rose 3.4%, while the more energy-dominant S&P North American Natural Resources Sector Index rose 3.7%.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

The US Federal Reserve provided more dovish commentary late in 2023, which led to declining yields, a weakening US dollar, and a substantial rally in gold prices. Two gold equities were the Portfolio’s strongest contributors during the quarter, including Wheaton Precious Metals Corp., a precious metals streaming company.

Wheaton, a leading contributor to the Portfolio’s performance, has considerable silver exposure, which benefits from both precious metals and industrial demand. We believe that industrial demand is poised to increase significantly given the use of silver in renewable energy, primarily in solar panels. As a streamer, Wheaton exposes the Portfolio to precious metals without the operating costs and risks of a traditional miner.

Unit Corp. was the Portfolio’s largest contributor to performance during the fiscal year. We discovered Unit in 2021, after the company emerged from bankruptcy with a clean balance sheet and new business plan. After Unit’s bankruptcy, the new management team and board undertook a new business plan to monetize assets, minimize capital expenditures, and maximize free cash flow and shareholder returns. Unit is returning this cash to shareholders through buybacks, special dividends, and a newly implemented quarterly dividend. The current quarterly dividend of $2.50 a share was accompanied by $20 a share in special dividends during the fourth quarter of 2023. In total, the company paid out more than half of its share price in dividends during the year. With no debt, approximately $70 million in net cash, and continued substantial free cash generation, we expect these distributions to continue.

Li-Cycle Holdings Corp., a lithium-ion battery recycling and resource recovery solutions company, was the largest performance detractor during the 12-month period. Li-Cycle’s main battery recycling hub in Rochester, New York, was scheduled to begin operations in the fourth quarter after considerable capital investment. Unfortunately, after significant cost overruns and a failure to gain additional funding, the company was forced to indefinitely suspend construction. As the facility was the key component to Li-Cycle achieving profitability, this was a significant negative development. We exited the Portfolio’s position in Li-Cycle at the end of the fiscal year.

GrafTech International Ltd., a manufacturer of synthetic graphite, petroleum needle coke, and graphite electrodes used in electric arc furnaces for the steel industry, was the Portfolio’s second-largest performance detractor during the fiscal year. The graphite electrode market has been

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Portfolio management reviews

Delaware Ivy VIP Natural Resources

under substantial pressure as steel industry utilization, primarily in Europe, remains at subdued levels. GrafTech was forced to cut its dividend to preserve liquidity. We recently entered the position at distressed levels as we believe there will be substantial demand for the company’s graphite electrodes. Furthermore, the company produces needle coke and can make synthetic graphite, which is used in batteries. We believe that as with rare earths, graphite is likely to be another key metal that is subsidized due to national security concerns. While the industry remains depressed, we feel the company has adequate liquidity to navigate the downturn and the opportunity to thrive due to these changing industry dynamics.

At the end of the Portfolio’s fiscal year, pressures related to environmental, social, and governance (ESG) investing continue to plague the long-term supply outlook for many commodities. Access to capital, geology, geography, and regulation all continue to limit growth. This was acutely seen in the copper space during the fourth quarter of 2023, when the Panamanian government indefinitely suspended operations at First Quantum Minerals Ltd.’s Cobre Panama mine. This mine, which recently began operations after more than $10 billion of investment, represented 1.5% of global copper supply. As supply curtailments face rising demand from rebounding global growth and incremental demand from the energy transition, we expect increasingly higher prices.

Gold equities remain a key focus for the Portfolio, and we think supportive gold prices should provide a tailwind for these names. After years of poor financial performance, gold equities now trade at a discount to their mining peers. As with oil and gas, consolidation remains a theme in the space, which is leading to greater operational efficiencies and high-grading portfolios within the larger-cap miners. In our opinion, many of these companies remain much more capital disciplined, boast reasonable dividend yields, and have strong shareholder return policies.

The Portfolio is now overweight wood products. Several stocks within the timber, lumber, and oriented strand board space are trading at below midcycle valuations. Given the industry downturn, capacity in several areas, notably lumber, has been permanently curtailed. Meanwhile, housing inventory remains lean. With improving rates, we believe this may provide a tailwind to construction demand and thus demand for wood products.

The strength of non-OPEC oil supply growth was a major surprise during 2023. Despite higher shareholder returns and lower reinvestment rates, oil, and gas producers, especially in the US, were able to grow volumes well ahead of expectations. We attribute much of the theme of doing “more with less” to better technology and the drilling of longer laterals. While we remain concerned about declining US well productivity, we now forecast production growth to continue to surprise into 2024. Meanwhile, Organization for Economic Cooperation and Development (OECD) crude and refined product inventories remain adequate, and OPEC is sitting on roughly five million barrels a day of spare capacity. With non-OPEC supply growth, even excluding the US, expected to increase once again, we remain concerned about a battle for market share. On the bullish side, we’ll pay close attention to rebounding global economic growth and geopolitical risk in the Middle East.

Refining profit margins remained elevated throughout 2023. While we look for them to revert to more midcycle levels in 2024, we are not concerned about the forecasted global supply glut that preoccupies many on Wall Street. We expect these new refineries to be subject to slow startups and operational struggles, which could provide a tailwind for the 2024 refined product supply narrative. Refining equities remain some of the cheapest names in the energy sector with substantial balance sheet strength allowing for strong shareholder return policies.

North American natural gas supply also disappointed during 2023. Strong associated gas volumes from the Permian Basin, alongside resilient natural gas-focused rig counts, overwhelmed lackluster demand during the year. Despite the natural gas-focused rig count falling materially of late, the supply outlook remains bleak heading into 2024. However, with gas prices in many areas approaching shut-in levels, we think this may lead to a favorable setup in 2025 as moderating supply meets a steep change in demand from incremental liquefied natural gas facilities. Despite the subdued outlook, we find that several natural gas-levered equities boast strong balance sheets to weather a potential 2024 storm.

While we maintain an optimistic view on energy in the long term, we are keeping a close eye on rising non-OPEC oil and North American natural gas supply growth. Despite near-term pressures, the longer-term supply fundamentals remain supportive as ESG investing continues to plague the long-term supply outlook. Access to capital, geology, geography, and regulation all continue to limit growth. Also, we think the current volatility in energy prices will likely further limit growth by curtailing capital programs.

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Portfolio management reviews

Delaware Ivy VIP Science and Technology

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide growth of capital.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Science and Technology (the “Portfolio”) experienced a positive return but underperformed its benchmark, the S&P North American Technology Sector Index. The Portfolio’s Class I shares increased 39.38% and its Class II shares increased 39.04%. These figures reflect all distributions reinvested. During the same period, the benchmark increased 61.13%. For complete, annualized performance of Delaware Ivy VIP Science and Technology, please see the table on page 39.

Market review

After a dismal 2022, 2023 was a strong year in the equity markets. If 2022 was about rising inflation and rapid US Federal Reserve interest rate increases, then 2023 was about moderating inflation and the potential end to the current Fed tightening cycle. The combination of these actions fueled investors’ confidence that further tightening of monetary policy wouldn’t be necessary. Tightness in labor markets moderated as well over the course of the fiscal period, but the housing market remained relatively tight despite some broader economic weakening. Supply constraints and mortgage rates that persisted in the 7% to 8% range throughout the year left many homeowners unwilling to move.

As the fiscal year progressed, the Fed’s aggressive series of rate hikes – an effort to thwart inflation and engineer a “soft landing” – seemed likely to succeed. At the same time, the hangover from COVID-19-induced supply-chain disruptions forced many companies to make large inventory adjustments, including write-offs. Normalization of the supply chain worked its way through various industries at different speeds, appearing complete for all but the longest-cycle businesses. Even with tighter economic conditions and some weakening in parts of the market, consumer spending remained relatively resilient over the course of the year.

Politically, headlines tended to focus on the chaotic battle for Speaker of the US House of Representatives, Donald Trump’s ongoing legal battles, and anticipation of next year’s upcoming US presidential election. Other than continuing resolutions that averted a government shutdown, no legislation enacted in 2023 had an impact on investors.

Internationally, war broke out in Israel and the Russia-Ukraine war continued. These wars had massive humanitarian impact but put little pressure on markets. The relaxation of China’s aggressive COVID-19 lockdown policies did not lead to an anticipated economic rebound, largely due to the country’s broader economic malaise. Additionally, the ratcheting up of tension between the US and China concerning both Taiwan’s sovereignty and artificial intelligence (AI) advancements added to geopolitical risk.

During the fiscal year, information technology (IT) stocks rebounded from a challenging fiscal 2022. Excitement generated by AI-related opportunities and electrification drove investors’ enthusiasm despite some lingering concern about a potential recession. Within IT, the semiconductor, software, and media subsectors were the strongest performers. While still positive on an absolute basis, the hardware, communications equipment, and IT services subsectors underperformed the broader sector. The healthcare sector meaningfully underperformed the technology universe.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

During the fiscal year, relative outperformers in the Portfolio’s technology exposure included Amazon.com Inc., Workday Inc., and Mastercard Inc. Our decisions not to own Cisco Systems Inc., Visa Inc., and Texas Instruments Inc. contributed positively to relative performance as well. Positions in Ambarella Inc., T-Mobile US Inc., and WNS Holdings Ltd. were significant detractors, while underweight positions in Meta Platforms Inc. and NVIDIA Corp. also hurt relative performance.

During the fiscal year, the Portfolio’s exposure to innovation outside of technology, notably healthcare and applied science and technology, detracted from performance relative to the Portfolio’s all-technology benchmark. Since these sectors are not represented in the benchmark, the Portfolio’s allocation to them is an important distinction when comparing performance metrics. Additionally, the Portfolio maintained a mid-single-digit average cash position during the fiscal year, which detracted from the Portfolio’s relative performance given the technology market’s strong advance.

At the start of the Portfolio’s fiscal year, we were concerned about inflation and tighter monetary policy but expected rate increases to slow during the year. That expectation of a more sanguine rate environment led us to broaden our allocations down the market-capitalization

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Portfolio management reviews

Delaware Ivy VIP Science and Technology

(market-cap) spectrum, as we looked for returns to broaden as well. That did not play out, however, as the market was extremely narrow in terms of returns until the very end of 2023. For example, almost 60% of the benchmark’s returns in 2023 came from the six largest stocks – all mega-cap technology companies. While the Portfolio was exposed to these mega-caps during the year, it was relatively underweight, the main reason for its underperformance relative to the benchmark. A few key examples of this dynamic include the Portfolio’s holdings in NVIDIA, which gained 239% during the year, and Meta Platforms, up 194%. In 2023, the average position sizes in these companies in the Portfolio were 4.4% and 2.4%, respectively, while the benchmark weights were 7.5% and 5.9%, respectively.

The Portfolio had approximately 62.0% of its equity exposure in the IT sector as of December 31, 2023. The overall exposure in IT is more appropriately assessed by including the communication services sector, which includes many companies previously in the IT sector. The Portfolio had approximately 19.0% of its equity assets in the communication services sector at year end, for a total of 81.0% of assets exposed to the IT and communications services sectors.

At the end of the reporting period, 4.7% of the Portfolio’s equity assets were in the healthcare sector. Our lower healthcare exposure compared to historical averages is primarily a result of reducing the Portfolio’s biotechnology weighting. In developing markets, as the standard of living increases, we believe the demand for quality healthcare should increase. In our opinion, biotechnology, healthcare IT systems, and pharmaceuticals are among the leading innovators and early adopters of new science and technology, so we continue to focus on uncovering opportunities in those areas.

The Portfolio’s “applied science and technology” holdings span several industries and sectors and, along with the consumer discretionary sector (largely Amazon), make up the remainder of the Portfolio’s equity composition. At the end of the fiscal year, the Portfolio’s cash position was 4.9% of net assets. We consistently have some cash on hand to take advantage of opportunities that may present themselves.

We have high conviction in our positioning for 2024. While the Portfolio was up significantly in 2023 on an absolute basis, we were not positioned for such a narrow market, largely led by multiple expansion in the mega-caps. We believe this dynamic will change in 2024 as we think market performance will expand to a broader set of innovative companies while outperformance in the mega-caps becomes more selective.

We are particularly excited about the innovations in AI and the opportunities for both incumbent and new companies to capitalize economically. As always, we will continue to carefully examine the macro factors underlying our investment universe. We believe that our attention to bottom-up (stock-by-stock) research, coupled with the innovation happening across the globe, will continue to provide the Portfolio with attractive investment opportunities. We view our long-term investment horizon and concentrated Portfolio as compelling advantages for long-term investment performance.

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Portfolio management reviews

Delaware Ivy VIP Small Cap Growth

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide growth of capital.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Small Cap Growth (the “Portfolio”) underperformed its benchmark, the Russell 2000® Growth Index. The Portfolio’s Class I shares rose 13.36% and its Class II shares gained 13.11%. These figures reflect all distributions reinvested. During the same period, the benchmark gained 18.66%. For complete, annualized performance of Delaware Ivy VIP Small Cap Growth, please see the table on page 41.

Market review

Although the Russell 2000 Growth Index showed declines for most of the fiscal year ended December 2023, it finished the period with a solid positive return after an explosive rally that began in mid-November. Nonetheless, the benchmark, and small-cap stocks in general, lagged the returns of corresponding mid-cap and large-cap stocks, the latter driven by a select few large technology companies that dominated returns for the year.

It was another roller-coaster year for small-cap stocks, influenced by changes in interest rates, particularly the 10-year US Treasury, inflation pressure on corporate earnings, and fear of an impending recession. The benchmark sustained an upward move in the spring and mid-summer as earnings results proved resilient and bond yields were range-bound.

That changed in the third quarter as bond yields rose sharply and small-cap stocks corrected significantly. The yield on 10-year Treasurys reached 5% in October, corresponding with a low point for the Russell 2000 Growth Index.

As the holiday season approached, inflation data showed significant declines, and investors began discounting the end of interest rate hikes and the prospect of rate reductions in 2024. The ensuing rally was strong and persisted through year end. In the small-cap universe, the strongest performers were biotechnology stocks, financials, cryptocurrency-related stocks, and heavy cyclical companies, creating a challenging environment for high-quality growth stock managers.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

The Portfolio was in line or modestly ahead of the benchmark through November but did not keep pace with the benchmark through the strong December rally, which had a low-quality bias. Looking at the benchmark in quintiles during December, the smallest companies significantly outperformed larger companies; the lowest return-on-equity (ROE) quintile significantly outperformed the highest ROE group; non-earning companies were the strongest-performing stocks, and low price-to-earnings (P/E) ratio stocks were the strongest performers among companies generating earnings. This environment over a short period of time made it difficult for the Portfolio to match the benchmark. Historically, rallies like this tend to be short-lived. For the fiscal year 2023, however, the last month had a significant negative effect on full-year results and attribution.

From a sector perspective, consumer discretionary, energy, and materials were the leading contributors to the Portfolio during the 12-month period, while healthcare, communication services, and information technology (IT) were the largest detractors, outweighing the contributors.

Consumer discretionary was the leading sector contributor, buoyed by positions in Wingstop Inc., Abercrombie & Fitch Co., and Meritage Homes Corp. The Portfolio was overweight the sector, which generated positive stock selection for the year. Energy and materials also generated positive returns during the period, though both sectors were smaller weights. Weatherford International PLC and ATI Inc. were the primary contributors to positive stock selection in those sectors.

While the healthcare sector overall underperformed the broader index, the biotechnology subsector outperformed with a massive 24% return in the last month of the fiscal year. A combination of acquisition activity, risk-on investor appetite, and a significant reduction in interest rates benefited biotech more than other healthcare segments. However, the Portfolio was underweight biotechnology due to the binary nature and typical unprofitability of the segment, and thus underperformed the benchmark. Historically, holding other healthcare stocks that have similar growth characteristics as biotech but with less extreme volatility has been successful.

Adverse stock selection also detracted from performance during the 12-month period, due to cautious stock picking and from surprisingly poor execution by some holdings. Inmode Ltd. and Harmony Biosciences Holdings Inc. were two of the largest detractors, with disappointing

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Portfolio management reviews

Delaware Ivy VIP Small Cap Growth

sales and missed clinical results, respectively. In contrast, Progyny Inc. and Insmed Inc. were two of the strongest-performing holdings. Progyny is one of the largest weightings in the Portfolio. Its market-leading fertility-benefits offering continues to gain acceptance in employee-benefit plans. Biopharmaceutical company Insmed had continued success with its current product line and advancing pipeline.

Commercial activity in many industrial segments benefited from the renormalization of the economy, reshoring, economic stimulus, and a strong economy that has, so far, kept recession at bay. Aerospace and defense, building supplies, machinery, distributors, and transportation were just some of the industrial segments generating returns of more than 20% in 2023. The Portfolio matched the strong performance of the industrials sector. Positive stock selection, including Federal Signal Corp., Parsons Corp., and Saia Inc., helped the Portfolio keep pace even against a late-year cyclical surge benefiting from declining interest rates. Parsons is one of the Portfolio’s largest holdings and continues to look attractive to us given its success and exposure to worldwide infrastructure and government spending.

Among sectors, IT had the largest weighting in the Portfolio and was overweight the benchmark during the fiscal period. Performance was strong but slightly lagged the benchmark. The IT overweight contributed positively but was offset by stock selection that was modestly below the benchmark. Contributors included Onto Innovation Inc., CyberArk Software Ltd., and DoubleVerify Holdings Inc. in the software and semiconductor subsectors. These were slightly offset by detractors Calix Inc., Belden Inc., and Advanced Energy Industries Inc. from the communications and electronic equipment sub-sectors. The Portfolio also had a position in the benchmark’s largest weight, Super Micro Computer Inc., but didn’t capture the full-year return from that stock.

Performance in the software subsector was also adversely affected by the year-end rally in cryptocurrency-related stocks, which include MicroStrategy, the largest single weight in the benchmark. The Portfolio does not own crypto-related companies and thus did not benefit from the rally. For the smaller-weighted communication services subsector, the primary drag came from Iridium Communications Inc., a global satellite leader that was expected to reach an agreement with Qualcomm and Samsung that would enable Android phones to use Iridium’s satellite connections. Qualcomm canceled the agreement, putting pressure on Iridium’s share price. The effect on Iridium’s earnings was small but added uncertainty to its growth outlook, hence the downward move in the stock.

At the end of the Portfolio’s fiscal year underperformance compared with the benchmark has not shaken our confidence in our long-term strategy with its focus on identifying growth companies that we believe can migrate from small-cap to mid-cap over several years by taking advantage of dynamic market opportunities.

20

Portfolio management reviews

Delaware Ivy VIP Smid Cap Core

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide capital appreciation.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Smid Cap Core (the “Portfolio”) underperformed its benchmark, the Russell 2500™ Index. The Portfolio’s Class II shares gained 15.71%. This figure reflects all distributions reinvested. During the same period, the benchmark advanced 17.42%. For complete, annualized performance of Delaware Ivy VIP Smid Cap Core, please see the table on page 43.

Market review

For the fiscal year ended December 31, 2023, the Russell 2500 Index, advanced 17.42%. Smid-cap growth stocks outperformed smid-cap value stocks. The Russell 2500™ Growth Index returned 18.93% and the Russell 2500™ Value Index gained 15.98%. Small-cap stocks lagged, and large-cap stocks outperformed smid-caps, as the Russell 2000® Index gained 16.93% and the large-cap Russell 1000® Index advanced 26.53% for the fiscal year.

Sector-level performance within the Russell 2500 Index was notably strong during the fiscal year – 15 sectors advanced and only utilities declined. The benchmark’s credit cyclicals, transportation, capital goods, technology, basic materials, and consumer discretionary sectors led, as each gained more than 20%. The weakest sectors in the benchmark for the 12-month period were energy, communications services, and healthcare, which each advanced by less than 5%.

Inflation eased closer to the Federal Open Market Committee (FOMC)’s 2% target. The US Federal Reserve has maintained its target federal funds rate range of 5.25% to 5.50% since July and commented at its December 13, 2023, meeting that it expects to cut rates in 2024. In December, the US Consumer Price Index (CPI) increased 3.4% for the trailing 12 months and the Personal Consumption Expenditures Price Index (PCE) for November rose 2.6%, marking the seventh consecutive month below 4%. The National Federation of Independent Business (NFIB) Small Business Optimism Index remained below its 50-year average of 98 for the 24th consecutive month, with a reading of 91.9 in December 2023. Small business owners remain pessimistic about economic prospects and continue to cite inflation and labor as their biggest obstacles.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Stock selection detracted from the Portfolio’s relative performance for the fiscal year. In the technology, capital goods, and business services sectors, the Portfolio’s holdings lagged the stronger returns of those in the benchmark. Stock selection contributed in the credit cyclicals, basic materials, and healthcare sectors as the Portfolio’s holdings outperformed those in the benchmark.

The failures of Silicon Valley Bank and Signature Bank (not owned in the Portfolio) in March 2023 illustrated how quickly deposit outflows could lead to a liquidity crisis. Consumers and corporations recognized the risk of having uninsured deposits, which created deposit outflows at certain banks. Western Alliance Bancorp was one of the banks that came under pressure as it was associated with Silicon Valley Bank through Western Alliance Bancorp’s technology and innovation group. We exited the Portfolio’s position in Western Alliance Bancorp prior to the end of the fiscal year on increased risk.

WNS Holdings Ltd. is a leading business process management (BPM) company that provides industry-specific offerings, customer experience services, finance and accounting, human resources, procurement, and research and analytics to help companies re-imagine the digital future of businesses. WNS has differentiated itself in the BPM space as a vertically integrated business to align services with solutions, allowing for cross-selling of higher-value, higher-margin services. During the fiscal year, shares of WNS declined as sentiment for companies in the BPM industry deteriorated in response to the potential risk that generative artificial intelligence (AI) technology could have on the company’s services. WNS’s management noted that it considers generative AI technology more of an opportunity than a risk as companies will utilize WNS’s services and industry expertise to identify AI opportunities and manage the complexities of integrating AI into their operations. We maintained the Portfolio’s position in WNS. We view the company as potentially well positioned to financially benefit as its customers purchase more of the company’s solutions, resulting in organic growth.

Chesapeake Energy Corp. is the first exploration and production company to achieve certification under a combination of the MiQ Standard for methane emissions, the EO100™ Standard for Responsible Energy Development, and Project Canary’s TrustWell™ certification process. General commodity price weakness during the fiscal year pressured shares of Chesapeake, resulting in the company’s stock’s price decline for

21

Portfolio management reviews

Delaware Ivy VIP Smid Cap Core

the 12-month period. We maintained the Portfolio’s position in Chesapeake as management is committed to disciplined capital allocation, maximizing shareholder returns, and delivering sustainable free cash flow, which it has returned to shareholders through dividends and a buyback program.

Boise Cascade Co. produces engineered wood products and plywood in North America and is a leading US wholesale distributor of building products. Boise Cascade outperformed for the Portfolio’s fiscal year, reporting multiple quarters of strong financial performance. Boise Cascade has benefited from continued demand in its wood products and building materials segments. We maintained the Portfolio’s position in Boise Cascade as it has a strong balance sheet and management is returning capital to shareholders.

In the credit cyclicals sector, the Portfolio’s home builder positions contributed to performance. Toll Brothers Inc., the nation’s leading builder of luxury homes, outperformed with the company consistently reporting strong financial results during the fiscal year. Toll Brothers has maintained healthy margins as order growth remained robust, particularly in its higher margin spec homes. These homes also have higher return on equity (ROE) levels. We maintained the Portfolio’s position in Toll Brothers. We believe the company is attractively valued and that its buyer base tends to be more affluent and, as a result, less affected by higher interest rates.

Blueprint Medicines Corp. is a biotechnology company that invents life-changing therapies for people with cancer and blood disorders. During the fiscal period, Blueprint Medicines outperformed because of higher-than-expected sales of Ayvakit, the company’s US Food and Drug Administration (FDA)-approved therapy for indolent systemic mastocytosis (ISM), a rare hematologic disorder that can lead to a range of debilitating symptoms across multiple organ systems. We maintained the Portfolio’s position in Blueprint Medicines as the company has sufficient capital to fund ongoing research and trials for additional opportunities in other mast cell diseases.

The Portfolio ended the fiscal year with the largest overweights in the healthcare, transportation, business services, and consumer staples sectors. The largest sector underweights were in finance, utilities, and capital goods. We believe the current market and economic environments should continue to support active management and our investment philosophy. We continue to maintain our strategy of investing in companies that we believe have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders. We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.

22

Performance summaries (Unaudited)

Delaware Ivy VIP Asset Strategy

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year	Lifetime
Class I shares (commenced operations on April 28, 2017)	+14.22%	+8.54%	—	+7.17%
Class II shares (commenced operations on May 1, 1995)	+13.90%	+8.27%	+3.48%	—
MSCI ACWI (gross)	+22.81%	+12.27%	+8.48%	—
MSCI ACWI (net)	+22.20%	+11.72%	+7.92%	—

These figures reflect all distributions reinvested. Please see page 24 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratios for Class I and Class II shares were 0.62% and 0.87%, respectively, while total operating expenses for Class I and Class II shares were 0.77% and 1.01%, respectively. The management fee for Class I and Class II shares was 0.70%, and the annual distribution and service (12b-1) fee for Class II shares was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on overall performance.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

23

Performance summaries (Unaudited)

Delaware Ivy VIP Asset Strategy

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
MSCI ACWI (gross)	$10,000	$22,570
MSCI ACWI (net)	$10,000	$21,440
Delaware Ivy VIP Asset Strategy – Class II shares	$10,000	$14,077

The graph shows a $10,000 investment in Delaware Ivy VIP Asset Strategy Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the MSCI ACWI for the period from December 31, 2013 through December 31, 2023.

The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

24

Performance summaries (Unaudited)

Delaware Ivy VIP Balanced

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on May 3, 1994)	+16.09%	+9.49%	+6.37%
S&P 500 Index	+26.29%	+15.69%	+12.03%
Bloomberg US Aggregate Index	+5.53%	+1.10%	+1.81%

These figures reflect all distributions reinvested. Please see page 26 for a description of each index.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class II shares was 1.06%, while total operating expenses for Class II shares were 1.07%. The management fee was 0.70%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

25

Performance summaries (Unaudited)

Delaware Ivy VIP Balanced

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
S&P 500 Index	$10,000	$31,149
Delaware Ivy VIP Balanced - Class II shares	$10,000	$18,550
Bloomberg US Aggregate Index	$10,000	$11,964

The graph shows a $10,000 investment in Delaware Ivy VIP Balanced Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the S&P 500 Index and the Bloomberg US Aggregate Index for the period from December 31, 2013 through December 31, 2023.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

26

Performance summaries (Unaudited)

Delaware Ivy VIP Energy

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year	Lifetime
Class I shares (commenced operations on April 28, 2017)	+4.24%	+8.02%	—	-0.21%
Class II shares (commenced operations on May 1, 2006)	+4.06%	+7.75%	-2.41%	—
S&P 1500 Energy Sector Index	-0.63%	+12.96%	+2.74%	—

These figures reflect all distributions reinvested. Please see page 28 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class I and Class II shares were 0.98% and 1.23%, respectively. The management fee for Class I and Class II shares was 0.85%, and the annual distribution and service (12b-1) fee for Class II was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Because the Portfolio invests more than 25% of its total assets in the energy related industry, the Portfolio may be more susceptible to a single economic, regulatory, or technological occurrence than a portfolio that does not concentrate its investments in this industry. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

Investing in energy securities may include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, changing demand for different types of energy, changes in methods for conserving energy, the uncertain success rates for exploration projects, tax and other governmental regulations, and other risks associated with generating or distributing energy. The Portfolio may invest in initial public offerings (IPOs), which can have a significant positive impact on the Portfolio’s performance that may not be replicated in the future.

27

Performance summaries (Unaudited)

Delaware Ivy VIP Energy

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
S&P 1500 Energy Sector Index	$10,000	$13,102
Delaware Ivy VIP Energy - Class II shares	$10,000	$ 7,831

The graph shows a $10,000 investment in Delaware Ivy VIP Energy Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the S&P 1500 Energy Sector Index for the period from December 31, 2013 through December 31, 2023.

The S&P 1500 Energy Sector Index comprises those companies included in the S&P Composite 1500® that are classified as members of the GICS® Energy sector.

The S&P 500 Index, mentioned on page 5, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

28

Performance summaries (Unaudited)

Delaware Ivy VIP Growth

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on July 13, 1987)	+38.00%	+18.41%	+14.09%
Russell 1000 Growth Index	+42.68%	+19.50%	+14.86%

These figures reflect all distributions reinvested. Please see page 30 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.00%. The management fee was 0.70%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

29

Performance summaries (Unaudited)

Delaware Ivy VIP Growth

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$39,972
Delaware Ivy VIP Growth - Class II shares	$10,000	$37,356

The graph shows a $10,000 investment in Delaware Ivy VIP Growth Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the Russell 1000 Growth Index for the period from December 31, 2013 through December 31, 2023.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

30

Performance summaries (Unaudited)

Delaware Ivy VIP High Income

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year	Lifetime
Class I shares (commenced operations on April 28, 2017)	+12.22%	+4.73%	—	+3.75%
Class II shares (commenced operations on July 13, 1987)	+11.95%*	+4.46%	+3.70%	—
ICE BofA US High Yield Constrained Index	+13.47%	+5.19%	+4.51%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

These figures reflect all distributions reinvested. Please see page 32 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class I and Class II shares were 0.67% and 0.92%, respectively. The management fee for Class I and Class II shares was 0.62%, and the annual distribution and service (12b-1) fee for Class II was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Portfolio may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, noninvestment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

31

Performance summaries (Unaudited)

Delaware Ivy VIP High Income

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$15,545
Delaware Ivy VIP High Income - Class II shares	$10,000	$14,381

The graph shows a $10,000 investment in Delaware Ivy VIP High Income Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the ICE BofA US High Yield Constrained Index for the period from December 31, 2013 through December 31, 2023.

The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

32

Performance summaries (Unaudited)

Delaware Ivy VIP International Core Equity

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on May 1, 1992)	+15.65%*	+7.56%	+4.00%
MSCI ACWI ex USA Index (net)	+15.61%	+7.08%	+3.83%
MSCI ACWI ex USA Index (gross)	+16.21%	+7.60%	+4.32%

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

These figures reflect all distributions reinvested. Please see page 34 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class II shares was 1.17%, while total operating expenses for Class II shares were 1.18%. The management fee was 0.85%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

33

Performance summaries (Unaudited)

Delaware Ivy VIP International Core Equity

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
MSCI ACWI ex USA Index (gross)	$10,000	$15,265
Delaware Ivy VIP International Core Equity - Class II shares	$10,000	$14,800
MSCI ACWI ex USA Index (net)	$10,000	$14,561

The graph shows a $10,000 investment in Delaware Ivy VIP International Core Equity Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the MSCI ACWI ex USA Index for the period from December 31, 2013 through December 31, 2023.

The MSCI ACWI (All Country World Index) ex USA Index represents large- and mid-cap stocks across developed and emerging markets worldwide, excluding the United States. The index covers approximately 85% of the global investable equity opportunity set outside the United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

34

Performance summaries (Unaudited)

Delaware Ivy VIP Mid Cap Growth

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year	Lifetime
Class I shares (commenced operations on April 28, 2017)	+19.90%	+14.92%	—	+13.57%
Class II shares (commenced operations on April 28, 2005)	+19.59%	+14.63%	+10.47%	—
Russell Midcap Growth Index	+25.87%	+13.81%	+10.57%	—

These figures reflect all distributions reinvested. Please see page 36 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class I and Class II shares were 0.85% and 1.10%, respectively, while total operating expenses for Class I and Class II shares were 0.92% and 1.17%, respectively. The management fee for Class I and Class II shares was 0.85%, and the annual distribution and service (12b-1) fee for Class II was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

35

Performance summaries (Unaudited)

Delaware Ivy VIP Mid Cap Growth

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell Midcap Growth Index	$10,000	$27,313
Delaware Ivy VIP Mid Cap Growth - Class II shares	$10,000	$27,075

The graph shows a $10,000 investment in Delaware Ivy VIP Mid Cap Growth Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the Russell Midcap Growth Index for the period from December 31, 2013 through December 31, 2023.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The NASDAQ Composite Index, mentioned on page 13, is a broad-based, market capitalization weighted index that measures all Nasdaq US-, and international-based common type stocks listed on The NASDAQ Stock Market and includes more than 2,500 securities.

The S&P 500 Index, mentioned on page 13, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Dow Jones Industrial Average®, mentioned on page 13, is an often-quoted market indicator that comprises 30 widely held US blue-chip stocks.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

36

Performance summaries (Unaudited)

Delaware Ivy VIP Natural Resources

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on April 28, 2005)	+1.63%	+7.86%	-0.36%
S&P Global Natural Resources Index (current benchmark)	+3.38%	+10.40%	+4.48%
S&P North American Natural Resources Sector Index (previous benchmark)	+3.66%	+13.13%	+2.85%

These figures reflect all distributions reinvested. Please see page 38 for a description of the indices.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.25%. The management fee was 0.85%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Because the Portfolio invests significantly in natural resources securities, there is the risk that the Portfolio will perform poorly during a downturn in the natural resource sector.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

37

Performance summaries (Unaudited)

Delaware Ivy VIP Natural Resources

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
S&P Global Natural Resources Index (current benchmark)	$10,000	$15,501
S&P North American Natural Resources Sector Index (previous benchmark)	$10,000	$13,238
Delaware Ivy VIP Natural Resources - Class II shares	$10,000	$ 9,644

The graph shows a $10,000 investment in Delaware Ivy VIP Natural Resources Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the S&P Global Natural Resources Index and the S&P North American Natural Resources Sector Index for the period from December 31, 2013 through December 31, 2023.

The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals and mining. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.

The S&P 500 Index, mentioned on page 15, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The S&P North American Natural Resources Sector Index, mentioned on page 15, provides investors with a benchmark that represents US traded securities that are classified under the GICS® energy and materials sector, excluding the chemicals industry and steel subindustry.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

38

Performance summaries (Unaudited)

Delaware Ivy VIP Science and Technology

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year	Lifetime
Class I shares (commenced operations on April 28, 2017)	+39.38%	+17.46%	—	+14.65%
Class II shares (commenced operations on April 4, 1997)	+39.04%	+17.17%	+10.87%	—
S&P North American Technology Sector Index	+61.13%	+22.22%	+18.72%	—

These figures reflect all distributions reinvested. Please see page 40 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class I and Class II shares were 0.92% and 1.17%, respectively. The management fee for Class I and Class II shares was 0.85%, and the annual distribution and service (12b-1) fee for Class II was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Because the Portfolio invests more than 25% of its total assets in the science and technology industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory, or technological occurrence than a portfolio that does not concentrate its investments in this industry.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

Investment risks associated with investing in science and technology securities, in addition to other risks, include operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants, and obsolescence of existing technology.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

39

Performance summaries (Unaudited)

Delaware Ivy VIP Science and Technology

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
S&P North American Technology Sector Index	$10,000	$55,609
Delaware Ivy VIP Science and Technology - Class II shares	$10,000	$28,066

The graph shows a $10,000 investment in Delaware Ivy VIP Science and Technology Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the S&P North American Technology Sector Index for the period from December 31, 2013 through December 31, 2023.

The S&P North American Technology Sector Index provides investors with a benchmark that represents US securities classified under the GICS® information technology sector as well as the internet and direct marketing retail, interactive home entertainment, and interactive media and services subindustries.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

40

Performance summaries (Unaudited)

Delaware Ivy VIP Small Cap Growth

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year	Lifetime
Class I shares (commenced operations on November 2, 2018)	+13.36%	+8.16%	—	+5.20%
Class II shares (commenced operations on May 3, 1994)	+13.11%	+7.89%	+6.28%	—
Russell 2000 Growth Index	+18.66%	+9.22%	+7.16%	—

These figures reflect all distributions reinvested. Please see page 42 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratios for Class I and Class II shares were 0.89% and 1.14%, respectively, while total operating expenses for Class I and Class II shares were 0.93% and 1.18%, respectively. The management fee for Class I and Class II shares was 0.85%, and the annual distribution and service (12b-1) fee for Class II was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The Portfolio may invest in initial public offerings (IPOs), which can have a significant positive impact on the Portfolio’s performance that may not be replicated in the future.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

41

Performance summaries (Unaudited)

Delaware Ivy VIP Small Cap Growth

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 2000 Growth Index	$10,000	$19,966
Delaware Ivy VIP Small Cap Growth – Class II shares	$10,000	$18,382

The graph shows a $10,000 investment in Delaware Ivy VIP Small Cap Growth Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the Russell 2000 Growth Index for the period from December 31, 2013 through December 31, 2023.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

42

Performance summaries (Unaudited)

Delaware Ivy VIP Smid Cap Core

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on October 1, 1997)	+15.71%	+9.63%	+7.70%
Russell 2500 Index	+17.42%	+11.67%	+8.36%

These figures reflect all distributions reinvested. Please see page 44 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.22%. The management fee was 0.85%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

43

Performance summaries (Unaudited)

Delaware Ivy VIP Smid Cap Core

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 2500 Index	$10,000	$22,320
Delaware Ivy VIP Smid Cap Core - Class II shares	$10,000	$20,999

The graph shows a $10,000 investment in Delaware Ivy VIP Smid Cap Core Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the Russell 2500 Index for the period from December 31, 2013 through December 31, 2023.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The NFIB Small Business Optimism Index, mentioned on page 21, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 21, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending.

The Russell 1000 Index, mentioned on page 21, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Index, mentioned on page 21, measures the performance of the small-cap segment of the US equity universe. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe.

The Russell 2500 Growth Index, mentioned on page 21, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 21, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The US Consumer Price Index (CPI), mentioned on page 21, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

44

Disclosure of Portfolio expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the tables shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Portfolios’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Ivy VIP Asset Strategy
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class I	$1,000.00	$1,064.00	0.62%	$3.23
Class II	1,000.00	1,062.20	0.87%	4.52
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,022.08	0.62%	$3.16
Class II	1,000.00	1,020.82	0.87%	4.43

Delaware Ivy VIP Balanced
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,063.00	0.96%	$4.99
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,020.37	0.96%	$4.89
45

Disclosure of Portfolio expenses

Delaware Ivy VIP Energy
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class I	$1,000.00	$1,061.40	0.92%	$4.78
Class II	1,000.00	1,060.40	1.17%	6.08
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,020.57	0.92%	$4.69
Class II	1,000.00	1,019.31	1.17%	5.96

Delaware Ivy VIP Growth
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,084.20	0.99%	$5.20
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,020.21	0.99%	$5.04

Delaware Ivy VIP High Income
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class I	$1,000.00	$1,068.60	0.62%	$3.23
Class II	1,000.00	1,068.80	0.87%	4.54
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,022.08	0.62%	$3.16
Class II	1,000.00	1,020.82	0.87%	4.43

Delaware Ivy VIP International Core Equity
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,045.30	1.17%	$6.03
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,019.31	1.17%	$5.96

Delaware Ivy VIP Mid Cap Growth
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class I	$1,000.00	$1,015.00	0.85%	$4.32
Class II	1,000.00	1,013.20	1.10%	5.58
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,020.92	0.85%	$4.33
Class II	1,000.00	1,019.66	1.10%	5.60

Delaware Ivy VIP Natural Resources
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,037.40	0.97%	$4.98
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,020.32	0.97%	$4.94
46

Delaware Ivy VIP Science and Technology
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class I	$1,000.00	$1,111.40	0.86%	$4.58
Class II	1,000.00	1,109.90	1.11%	5.90
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,020.87	0.86%	$4.38
Class II	1,000.00	1,019.61	1.11%	5.65

Delaware Ivy VIP Small Cap Growth
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class I	$1,000.00	$1,008.60	0.89%	$4.51
Class II	1,000.00	1,008.80	1.14%	5.77
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class II	1,000.00	1,019.46	1.14%	5.80

Delaware Ivy VIP Smid Cap Core
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,072.60	1.08%	$5.64
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,019.76	1.08%	$5.50

*“Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Portfolios’ expenses reflected above and on the previous pages, each Portfolio also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds in which it invests. The tables above and on the previous pages do not reflect the expenses of any applicable Underlying Funds.

47

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Asset Strategy

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.49%
Agency Commercial Mortgage-Backed Securities	0.78%
Agency Mortgage-Backed Securities	9.61%
Corporate Bonds	8.71%
Banking	2.00%
Basic Industry	0.23%
Brokerage	0.13%
Capital Goods	0.14%
Communications	0.95%
Consumer Cyclical	0.62%
Consumer Non-Cyclical	0.94%
Consumer Staples	0.08%
Electric	1.08%
Energy	0.74%
Finance Companies	0.61%
Insurance	0.48%
Natural Gas	0.07%
Real Estate Investment Trusts	0.01%
Technology	0.57%
Transportation	0.06%
Government Agency Obligations	0.14%
Non-Agency Commercial Mortgage-Backed Securities	1.96%
Sovereign Bonds	0.53%
US Treasury Obligations	8.94%
Common Stocks	59.40%
Communication Services	6.15%
Consumer Discretionary	6.87%
Consumer Staples	4.48%
Energy	2.37%
Financials	9.17%
Healthcare	7.37%
Industrials	6.85%
Information Technology	14.09%
Materials	1.01%
Utilities	1.04%
Preferred Stock	0.49%
Exchange-Traded Funds	3.49%
Bullion	4.28%
Short-Term Investments	1.00%
Total Value of Securities	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	3.02%
Amazon.com	2.27%
Apple	1.84%
Alphabet Class A	1.82%
Mastercard Class A	1.61%
Taiwan Semiconductor Manufacturing	1.50%
Intuit	1.44%
Salesforce	1.44%
Airbus	1.43%
Netflix	1.26%
48

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Balanced

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	1.12%
Agency Mortgage-Backed Securities	10.90%
Corporate Bonds	10.21%
Banking	2.56%
Basic Industry	0.18%
Brokerage	0.26%
Capital Goods	0.14%
Communications	1.15%
Consumer Cyclical	0.61%
Consumer Non-Cyclical	0.48%
Electric	1.20%
Energy	1.27%
Finance Companies	0.31%
Insurance	0.81%
Natural Gas	0.07%
Real Estate Investment Trusts	0.31%
Technology	0.76%
Transportation	0.10%
Non-Agency Collateralized Mortgage Obligations	0.15%
Non-Agency Commercial Mortgage-Backed Securities	2.91%
Sovereign Bonds	0.38%
US Treasury Obligations	10.17%
Common Stocks	59.27%
Communication Services	4.73%
Consumer Discretionary	4.64%
Consumer Staples	2.60%
Energy	1.49%
Financials	13.42%
Healthcare	7.34%
Industrials	3.95%
Information Technology	17.50%
Materials	3.16%
Utilities	0.44%
Exchange-Traded Funds	3.07%
Short-Term Investments	1.58%
Total Value of Securities	99.76%
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	5.54%
UnitedHealth Group	2.91%
Apple	2.35%
Amazon.com	2.11%
Alphabet Class A	1.77%
TE Connectivity	1.77%
Costco Wholesale	1.74%
KKR & Co.	1.74%
HCA Healthcare	1.68%
Airbus ADR	1.62%
49

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Energy

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	97.04%
Consumer Staples	2.21%
Energy*	91.78%
Industrials	2.47%
Utilities	0.58%
Master Limited Partnerships	3.04%
Short-Term Investments	1.85%
Total Value of Securities	101.93%
Liabilities Net of Receivables and Other Assets	(1.93%)
Total Net Assets	100.00%

*To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Energy sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Energy sector consisted of Energy-Alternate Sources, Oil & Gas Drilling, Oil Company-Integrated, Oil Component-Exploration & Production, Oil Refining & Marketing, Oil-Field Services, and Pipelines and Transportation. As of December 31, 2023, such amounts, as a percentage of total net assets were 1.22%, 4.58%, 19.10%, 45.70%, 12.38%, 4.84%, and 3.96%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the Energy sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Shell	8.12%
ConocoPhillips	6.85%
Valero Energy	6.26%
Marathon Petroleum	6.12%
Chesapeake Energy	6.09%
Tourmaline Oil	6.01%
Permian Resources	5.18%
Chord Energy	4.98%
Schlumberger	4.84%
Valaris	4.58%
50

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Growth

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.97%
Communication Services	8.59%
Consumer Discretionary	12.62%
Consumer Staples	2.34%
Financials	11.24%
Healthcare	11.85%
Industrials	9.42%
Information Technology*	40.48%
Real Estate	3.43%
Short-Term Investments	0.15%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%

*To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Internet, Semiconductors, Software, and Telecommunications. As of December 31, 2023, such amounts, as a percentage of total net assets were 7.21%, 3.64%, 4.90%, 21.44%, and 3.29%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	13.84%
Apple	7.21%
Amazon.com	6.20%
Visa Class A	5.92%
Alphabet Class A	5.55%
NVIDIA	4.90%
UnitedHealth Group	3.95%
VeriSign	3.64%
CoStar Group	3.43%
Motorola Solutions	3.29%
51

Security type / sector allocations

Delaware Ivy VIP High Income

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	1.06%
Corporate Bonds	77.66%
Automotive	2.24%
Basic Industry	5.41%
Capital Goods	4.32%
Consumer Goods	1.86%
Electric	2.54%
Energy	12.95%
Financial Services	2.00%
Healthcare	6.03%
Insurance	4.02%
Leisure	6.05%
Media	8.96%
Retail	3.64%
Services	4.13%
Technology & Electronics	4.11%
Telecommunications	6.96%
Transportation	2.44%
Loan Agreements	11.32%
Common Stocks	1.62%
Basic Industry	0.48%
Consumer Discretionary	0.70%
Consumer Goods	0.00%
Energy	0.00%
Financial Services	0.37%
Retail	0.07%
Utilities	0.00%
Preferred Stock	0.01%
Exchange-Traded Funds	3.96%
Warrants	0.02%
Short-Term Investments	2.75%
Total Value of Securities	98.40%
Receivables and Other Assets Net of Liabilities	1.60%
Total Net Assets	100.00%
52

Security type / country and sector allocations

Delaware Ivy VIP International Core Equity

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	95.62%
Austria	1.83%
Brazil	5.86%
Canada	2.96%
China	8.04%
Denmark	3.89%
France	14.24%
Germany	7.53%
Hong Kong	1.54%
India	7.25%
Ireland	0.59%
Japan	12.34%
Netherlands	7.38%
Republic of Korea	3.46%
Singapore	0.71%
Spain	2.14%
Switzerland	3.14%
Taiwan	2.45%
United Kingdom	5.46%
United States	4.81%
Preferred Stocks	2.38%
Short-Term Investments	1.97%
Total Value of Securities	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%
Common stocks and preferred stocks by sector	Percentage of net assets
Communication Services	5.62%
Consumer Discretionary	14.22%
Consumer Staples	11.59%
Energy	6.12%
Financials	22.21%
Healthcare	8.48%
Industrials	10.01%
Information Technology	12.30%
Materials	5.63%
Utilities	1.82%
Total	98.00%
53

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Mid Cap Growth

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.71%
Communication Services	5.64%
Consumer Discretionary	10.51%
Consumer Staples	2.37%
Financials	5.06%
Healthcare	24.89%
Industrials	17.56%
Information Technology*	27.64%
Materials	1.53%
Real Estate	4.51%
Short-Term Investments	0.34%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

*To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electrical Components & Equipments, Electronics, Office/Business Equipment, Semiconductors, and Software. As of December 31, 2023, such amounts, as a percentage of total net assets were 2.02%, 4.57%, 4.15%, 1.07%, 7.81%, and 8.02%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
CoStar Group	4.51%
Pinterest Class A	3.64%
Dexcom	3.24%
MarketAxess Holdings	2.84%
Monolithic Power Systems	2.73%
Floor & Decor Holdings Class A	2.20%
Pool	2.16%
Repligen	2.11%
IDEXX Laboratories	2.06%
Teradyne	2.04%
54

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Natural Resources

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Closed-Ended Trust	2.76%
Common Stocks	96.63%
Agricultural Products	6.10%
Aluminum	2.64%
Construction & Engineering	2.84%
Copper	2.06%
Diversified Metals & Mining	13.30%
Electrical Components & Equipment	1.89%
Fertilizers & Agricultural Chemicals	7.78%
Forest Products	3.56%
Gold	15.33%
Heavy Electrical Equipment	1.02%
Integrated Oil & Gas	11.52%
Oil & Gas Drilling	1.47%
Oil & Gas Equipment & Services	2.46%
Oil & Gas Exploration & Production	12.40%
Oil & Gas Refining & Marketing	4.27%
Oil & Gas Storage & Transportation	0.47%
Paper Products	1.55%
REIT Specialty	3.52%
Renewable Electricity	0.53%
Specialty Chemicals	1.92%
Short-Term Investments	1.78%
Total Value of Securities	101.17%
Liabilities Net of Receivables and Other Assets	(1.17%)
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Shell	5.95%
Newmont	5.51%
Glencore	5.00%
CF Industries Holdings	4.75%
Valero Energy	4.27%
Wheaton Precious Metals	4.01%
Kinross Gold	3.57%
Weyerhaeuser	3.52%
Chesapeake Energy	3.51%
Anglo American	3.34%
55

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Science and Technology

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	95.32%
Communication Services	19.07%
Consumer Discretionary	7.07%
Healthcare	4.72%
Industrials	2.34%
Information Technology*	62.12%
Short-Term Investments	4.89%
Total Value of Securities	100.21%
Liabilities Net of Receivables and Other Assets	(0.21%)
Total Net Assets	100.00%

*To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electrical Components & Equipments, Electronics, Internet, Office/Business Equipment, Semiconductors, Software, and Telecommunications. As of December 31, 2023, such amounts, as a percentage of total net assets were 8.64%, 0.56%, 0.83%, 0.91%, 2.74%, 28.26%, 19.54%, and 0.64%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	9.03%
Meta Platforms Class A	7.01%
NVIDIA	5.61%
Pinterest Class A	5.24%
Seagate Technology Holdings	4.98%
Amazon.com	4.80%
Broadcom	4.50%
Apple	3.65%
ASML Holding	3.44%
Lam Research	3.39%
56

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Small Cap Growth

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	98.17%
Communication Services	1.88%
Consumer Discretionary	14.82%
Consumer Staples	4.30%
Energy	2.65%
Financials	6.16%
Healthcare	20.62%
Industrials	21.47%
Information Technology	24.13%
Materials	2.14%
Exchange-Traded Fund	1.05%
Short-Term Investments	0.96%
Total Value of Securities	100.18%
Liabilities Net of Receivables and Other Assets	(0.18%)
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
CyberArk Software	3.66%
CBIZ	2.80%
Parsons	2.78%
Sprout Social Class A	2.59%
Progyny	2.53%
Federal Signal	2.52%
Red Rock Resorts Class A	2.17%
DoubleVerify Holdings	2.15%
ATI	2.14%
SiteOne Landscape Supply	2.01%
57

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Smid Cap Core

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	98.36%
Basic Materials	7.57%
Business Services	5.19%
Capital Goods	10.70%
Consumer Discretionary	5.31%
Consumer Services	2.39%
Consumer Staples	3.35%
Credit Cyclicals	3.12%
Energy	4.22%
Financials	13.23%
Healthcare	14.13%
Media	1.69%
Real Estate Investment Trusts	6.86%
Technology	15.45%
Transportation	3.53%
Utilities	1.62%
Short-Term Investments	1.70%
Total Value of Securities	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
PTC	1.61%
Liberty Energy	1.57%
Chesapeake Energy	1.50%
East West Bancorp	1.50%
Boise Cascade	1.44%
Five Below	1.38%
WillScot Mobile Mini Holdings	1.37%
Primerica	1.36%
Reliance Steel & Aluminum	1.33%
Huntsman	1.29%
58

Consolidated schedules of investments

Delaware Ivy VIP Asset Strategy

December 31, 2023

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.49%
Connecticut Avenue Securities Trust
Series 2023-R08 1M1 144A 6.837% (SOFR + 1.50%) 10/25/43 #, •	1,630,279	$1,633,852
Fannie Mae REMICs
Series 2015-18 NS 0.668% (6.01% minus SOFR, Cap 6.12%) 4/25/45 Σ, •	959,160	107,771
Series 2015-37 SB 0.168% (5.51% minus SOFR, Cap 5.62%) 6/25/45 Σ, •	1,968,205	177,375
Series 2016-48 US 0.648% (5.99% minus SOFR, Cap 6.10%) 8/25/46 Σ, •	2,184,096	162,432
Series 2017-33 AI 4.50% 5/25/47 Σ	912,333	128,959
Series 2019-13 IP 5.00% 3/25/49 Σ	633,740	124,889
Series 4740 SB 0.697% (6.04% minus SOFR, Cap 6.15%) 11/15/47 Σ, •	979,182	109,347
Freddie Mac Structured
Agency Credit Risk REMIC Trust
Series 2023-HQA3 A1 144A 7.187% (SOFR + 1.85%) 11/25/43 #, •	396,875	399,708
Total Agency Collateralized Mortgage Obligations (cost $3,446,601)		2,844,333

Agency Commercial Mortgage-Backed Securities — 0.78%
Fannie Mae
Series 2017-M2 A2 2.825% 2/25/27 •	1,201,897	1,148,687
Freddie Mac Multifamily Structured Pass Through Certificates
Series K103 X1 0.639% 11/25/29 t, •	2,014,402	62,737
Series K115 X1 1.324% 6/25/30 t, •	1,787,353	120,359
FREMF Mortgage Trust
Series 2016-K60 B 144A 3.542% 12/25/49 #, •	2,751,000	2,617,230
FREMF Mortgage Trust
Series 2018-K73 B 144A 3.854% 2/25/51 #, •	600,000	566,382
Total Agency Commercial Mortgage-Backed Securities (cost $5,026,773)		4,515,395

Agency Mortgage-Backed Securities — 9.61%
Fannie Mae S.F. 15 yr
2.00% 3/1/37	869,270	784,178
2.50% 4/1/36	1,770,805	1,643,395
3.00% 11/1/33	308,450	294,400
5.50% 10/1/38	565,228	573,302
Fannie Mae S.F. 30 yr
2.00% 3/1/51	2,565,400	2,106,246
2.00% 5/1/51	3,180,991	2,599,687
2.50% 8/1/50	493,802	427,887
2.50% 2/1/52	759,711	649,147
3.00% 8/1/50	687,499	615,500
3.00% 12/1/51	925,571	826,705
3.00% 2/1/52	2,017,586	1,795,589
3.50% 6/1/52	6,182,288	5,672,698
4.00% 3/1/47	1,714,470	1,651,848
4.00% 5/1/51	90,555	86,628
4.50% 9/1/52	1,129,259	1,094,994
4.50% 10/1/52	1,808,385	1,753,514
4.50% 2/1/53	3,218,607	3,120,946
5.50% 10/1/52	1,215,585	1,224,627
5.50% 11/1/52	848,226	857,138
5.50% 3/1/53	1,590,730	1,597,161
5.50% 7/1/53	892,183	896,111
6.00% 12/1/52	1,200,166	1,221,358
6.00% 6/1/53	851,903	864,991
6.00% 7/1/53	415,484	430,646
6.00% 9/1/53	365,270	370,882
Freddie Mac S.F. 20 yr
2.00% 8/1/42	1,339,752	1,153,108
2.50% 2/1/42	865,265	769,449
3.00% 3/1/37	692,418	644,329
Freddie Mac S.F. 30 yr
2.50% 11/1/51	3,463,076	2,987,051
2.50% 12/1/51	465,116	400,179
2.50% 1/1/52	1,422,884	1,216,273
3.00% 1/1/52	2,048,746	1,812,813
3.50% 6/1/47	1,358,524	1,267,789
4.00% 8/1/52	907,972	862,356
4.00% 9/1/52	1,245,221	1,181,013
4.50% 7/1/52	110,983	107,633
4.50% 9/1/52	1,479,052	1,434,174
4.50% 10/1/52	780,350	756,672
5.00% 6/1/53	3,800,593	3,759,960
59

Consolidated schedules of investments

Delaware Ivy VIP Asset Strategy

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
5.50%9/1/52	961,044	$971,773
5.50%11/1/52	734,926	741,387
5.50%3/1/53	357,956	364,428
5.50%9/1/53	726,239	735,300
GNMA II S.F. 30 yr
3.00%12/20/51	479,109	433,663
5.00%9/20/52	679,592	675,646
Total Agency Mortgage-Backed Securities (cost $55,648,550)		55,434,574

Corporate Bonds — 8.71%
Banking — 2.00%
Bank of America
2.972%2/4/33 µ	141,000	120,023
4.375% 1/27/27 µ, Ψ	45,000	40,218
5.819%9/15/29 µ	344,000	355,316
6.204%11/10/28 µ	380,000	396,630
Barclays 7.385% 11/2/28 µ	200,000	213,861
Citibank 5.488% 12/4/26	320,000	325,881
Citizens Bank 6.064% 10/24/25 µ	750,000	731,925
Credit Agricole 144A 6.316% 10/3/29 #, µ	430,000	450,799
Deutsche Bank
3.729%1/14/32 µ	248,000	207,998
6.72%1/18/29 µ	200,000	209,559
6.819%11/20/29 µ	335,000	352,917
7.146%7/13/27 µ	150,000	155,782
Fifth Third Bancorp 6.361% 10/27/28 µ	627,000	650,932
Fifth Third Bank 5.852% 10/27/25 µ	250,000	249,428
Goldman Sachs Group
1.542%9/10/27 µ	570,000	517,228
6.484%10/24/29 µ	235,000	249,514
Huntington Bancshares 6.208%8/21/29 µ	230,000	237,299
Huntington National Bank
4.552%5/17/28 µ	255,000	246,474
5.65%1/10/30	250,000	252,402
ING Groep 6.083% 9/11/27 µ	200,000	204,238
JPMorgan Chase & Co.
1.953%2/4/32 µ	165,000	134,171
5.35%6/1/34 µ	57,000	57,845
6.254%10/23/34 µ	88,000	95,442
KeyBank
4.15%8/8/25	470,000	455,888
5.85%11/15/27	80,000	79,999
Morgan Stanley 1.928%4/28/32 µ	625,000	502,838
Morgan Stanley
2.484% 9/16/36 µ	1,470,000	1,165,852
5.25% 4/21/34 µ	67,000	67,025
6.138% 10/16/26 µ	135,000	137,533
6.296% 10/18/28 µ	224,000	234,771
6.407% 11/1/29 µ	85,000	90,140
6.627% 11/1/34 µ	210,000	232,617
PNC Financial Services Group 6.875% 10/20/34 µ	245,000	272,087
Popular 7.25% 3/13/28	130,000	133,881
SVB Financial Group 4.57% 4/29/33 ‡	387,000	255,901
Truist Financial 7.161% 10/30/29 µ	162,000	175,082
US Bancorp
2.491% 11/3/36 µ	1,245,000	966,305
4.653% 2/1/29 µ	167,000	164,465
5.727% 10/21/26 µ	37,000	37,267
6.787% 10/26/27 µ	95,000	99,233
		11,526,766
Basic Industry — 0.23%
BHP Billiton Finance USA 5.25% 9/8/30	210,000	217,684
Celanese US Holdings 6.05% 3/15/25	109,000	109,746
Sherwin-Williams 2.90% 3/15/52	710,000	490,210
Suzano Austria 2.50% 9/15/28	600,000	527,308
		1,344,948
Brokerage — 0.13%
Jefferies Financial Group
2.625% 10/15/31	630,000	522,257
5.875% 7/21/28	238,000	244,189
		766,446
Capital Goods — 0.14%
Boeing 2.196% 2/4/26	385,000	363,848
Standard Industries 144A 4.375% 7/15/30 #	483,000	444,159
		808,007
Communications — 0.95%
American Tower 2.30% 9/15/31	445,000	368,231
AT&T 3.65% 6/1/51	1,263,000	952,171
Charter Communications Operating 3.85% 4/1/61	1,625,000	1,014,170
Comcast
1.50% 2/15/31	2,000,000	1,639,817
4.80% 5/15/33	100,000	101,292
60

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Crown Castle
1.05% 7/15/26	415,000	$374,648
2.10% 4/1/31	335,000	273,038
5.60% 6/1/29	84,000	85,958
Frontier Communications Holdings 144A 5.00% 5/1/28 #	210,000	194,270
Sprint Capital 6.875% 11/15/28	255,000	276,475
T-Mobile USA 5.75% 1/15/34	95,000	100,804
Verizon Communications 2.875% 11/20/50	135,000	91,896
		5,472,770
Consumer Cyclical — 0.62%
Alibaba Group Holding 2.125% 2/9/31	500,000	414,629
Amazon.com
1.50% 6/3/30	4,000	3,390
2.50% 6/3/50	753,000	501,643
Aptiv 3.10% 12/1/51	400,000	261,148
Carnival 144A 4.00% 8/1/28 #	285,000	265,154
Ford Motor Credit 6.95% 6/10/26	200,000	205,290
Home Depot 1.875% 9/15/31	1,000,000	837,179
Mercedes-Benz Finance North
America 144A 5.10% 8/3/28 #	705,000	719,130
VICI Properties 4.95% 2/15/30	370,000	359,385
		3,566,948
Consumer Non-Cyclical — 0.94%
AbbVie 3.20% 11/21/29	2,000,000	1,870,511
Amgen
5.15% 3/2/28	115,000	117,779
5.25% 3/2/30	110,000	113,131
5.25% 3/2/33	423,000	433,827
CVS Health
1.30% 8/21/27	2,000,000	1,777,293
5.25% 1/30/31	95,000	97,491
HCA 3.50% 7/15/51	139,000	98,063
Nestle Holdings 144A 1.875% 9/14/31 #	1,000,000	838,974
Zoetis 5.40% 11/14/25	65,000	65,562
		5,412,631
Consumer Staples — 0.08%
COTA Series D 144A 4.896% 10/2/23 #, =	3,237,686	433,850
		433,850
Electric — 1.08%
AEP Texas 5.40% 6/1/33	75,000	76,204
Appalachian Power 4.50% 8/1/32	540,000	520,185
Berkshire Hathaway Energy 2.85% 5/15/51	160,000	108,295
Duke Energy Carolinas 4.95% 1/15/33	150,000	152,871
Exelon 5.30% 3/15/33	95,000	97,030
Fells Point Funding Trust 144A 3.046% 1/31/27 #	385,000	363,051
National Rural Utilities
Cooperative Finance 5.80% 1/15/33	30,000	31,791
Nevada Power 5.90% 5/1/53	260,000	279,116
NextEra Energy Capital Holdings
3.00% 1/15/52	170,000	114,021
5.749% 9/1/25	445,000	449,385
Oglethorpe Power 144A 6.20% 12/1/53 #	45,000	48,391
Pacific Gas & Electric 3.00% 6/15/28	1,154,000	1,052,610
Southern 5.70% 10/15/32	205,000	215,359
Virginia Electric and Power 2.45% 12/15/50	2,500,000	1,537,589
Vistra Operations
144A 5.125% 5/13/25 #	1,000,000	990,900
144A 6.95% 10/15/33 #	200,000	210,724
		6,247,522
Energy — 0.74%
BP Capital Markets America
2.721% 1/12/32	215,000	187,418
2.939% 6/4/51	555,000	384,878
4.812% 2/13/33	105,000	105,909
Cheniere Energy Partners 4.50% 10/1/29	240,000	229,860
ConocoPhillips 5.05% 9/15/33	445,000	457,433
Diamondback Energy 4.25% 3/15/52	245,000	198,209
Enbridge 6.70% 11/15/53	105,000	122,261
Energy Transfer 6.10% 12/1/28	350,000	368,558
Enterprise Products Operating
3.30% 2/15/53	670,000	497,048
5.35% 1/31/33	45,000	47,119
Galaxy Pipeline Assets Bidco 144A 2.625% 3/31/36 #	500,000	414,439
Occidental Petroleum 6.125% 1/1/31	270,000	280,640
61

Consolidated schedules of investments

Delaware Ivy VIP Asset Strategy

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
ONEOK
5.65% 11/1/28	70,000	$72,518
5.80% 11/1/30	95,000	98,823
6.05% 9/1/33	64,000	67,838
Targa Resources Partners 5.00% 1/15/28	770,000	761,158
		4,294,109
Finance Companies — 0.61%
AerCap Ireland Capital DAC 2.45% 10/29/26	2,500,000	2,315,974
Air Lease
4.125% 12/15/26 µ, Ψ	605,000	470,964
4.625% 10/1/28	264,000	258,270
Aviation Capital Group 144A 3.50% 11/1/27 #	495,000	456,550
		3,501,758
Insurance — 0.48%
American International Group 5.125% 3/27/33	345,000	350,336
Aon 5.00% 9/12/32	635,000	634,469
Athene Holding
3.45% 5/15/52	385,000	259,502
3.95% 5/25/51	175,000	131,758
New York Life Global Funding 144A 5.45% 9/18/26 #	260,000	265,933
UnitedHealth Group
4.20% 5/15/32	262,000	256,511
4.50% 4/15/33	888,000	882,691
		2,781,200
Natural Gas — 0.07%
Atmos Energy
2.85% 2/15/52	150,000	102,151
5.75% 10/15/52	270,000	297,196
		399,347
Real Estate Investment Trusts — 0.01%
American Homes 4 Rent 3.625% 4/15/32	85,000	76,183
		76,183
Technology — 0.57%
Apple
1.40% 8/5/28	155,000	137,440
2.40% 8/20/50	878,000	576,271
2.65% 2/8/51	2,000,000	1,371,061
2.70% 8/5/51	150,000	103,286
Autodesk 2.40% 12/15/31	165,000	141,247
CDW 3.276% 12/1/28	555,000	509,802
Entegris Escrow 144A 4.75% 4/15/29 #	150,000	144,684
Oracle
3.60% 4/1/50	286,000	212,091
4.65% 5/6/30	70,000	69,765
		3,265,647
Transportation — 0.06%
Burlington Northern Santa Fe 2.875% 6/15/52	330,000	230,929
ERAC USA Finance 144A 4.90% 5/1/33 #	105,000	104,916
		335,845
Total Corporate Bonds (cost $56,956,730)		50,233,977

Government Agency Obligations — 0.14%
Aeropuerto Internacional de Tocumen 144A 4.00% 8/11/41 #	500,000	376,600
Comision Federal de Electricidad 144A 3.875% 7/26/33 #	500,000	405,857
Total Government Agency Obligations (cost $1,000,000)		782,457

Non-Agency Commercial Mortgage-Backed Securities — 1.96%
BANK
Series 2019-BN21 A5 2.851% 10/17/52	1,465,000	1,286,753
Series 2020-BN25 A5 2.649% 1/15/63	1,000,000	866,163
BBCMS Mortgage Trust
Series 2020-C7 A5 2.037% 4/15/53	1,000,000	839,913
Benchmark Mortgage Trust
Series 2020-B18 A5 1.925% 7/15/53	2,000,000	1,616,025
Series 2021-B24 A5 2.584% 3/15/54	2,000,000	1,628,087
Series 2021-B25 A5 2.577% 4/15/54	2,000,000	1,611,621
BMO Mortgage Trust
Series 2022-C1 A5 3.374% 2/15/55 •	2,000,000	1,775,056
GS Mortgage Securities Trust
Series 2020-GC47 A5 2.377% 5/12/53	2,000,000	1,684,337
Total Non-Agency Commercial Mortgage- Backed Securities (cost $11,599,400)		11,307,955
62

		Principal amount°	Value (US $)
Sovereign Bonds — 0.53%Δ
Mexico — 0.08%
Mexico Government International Bond 5.00%4/27/51		500,000	$435,310
			435,310
Peru — 0.07%
Peruvian Government International Bond 3.00%1/15/34		500,000	423,590
			423,590
United Kingdom — 0.38%
United Kingdom Gilt 4.50% 6/7/28	GBP	1,630,000	2,165,877
			2,165,877
Total Sovereign Bonds (cost $3,086,085)			3,024,777

US Treasury Obligations — 8.94%
US Treasury Bonds
2.375%2/15/42		5,290,000	4,061,108
3.00%2/15/49		475,000	386,698
3.875%2/15/43		1,430,000	1,363,974
4.125%8/15/53		275,000	278,051
4.375%2/15/38		2,755,000	2,896,517
4.375%8/15/43		115,000	117,426
4.75%11/15/43		550,000	590,133
4.75%11/15/53		1,610,000	1,805,841
US Treasury Floating Rate Notes
5.456% (USBMMY3M + 0.13%)7/31/25•		9,680,000	9,667,649
5.50% (USBMMY3M + 0.17%)4/30/25•		4,760,000	4,758,224
US Treasury Notes
3.375%5/15/33		5,285,000	5,073,600
4.375%12/15/26		2,325,000	2,348,068
4.375%11/30/28		3,960,000	4,052,812
4.50%11/15/33		4,785,000	5,024,998
4.625%9/30/28		7,320,000	7,556,757
4.625%9/30/30		300,000	312,809
4.75%10/15/26		610,000	619,126
4.875%10/31/28		505,000	527,252
5.00%9/30/25		95,000	95,978
Total US Treasury Obligations (cost $51,959,938)			51,537,021

		Number of shares
Common Stocks — 59.40%
Communication Services — 6.15%
Alphabet Class A †		75,002	10,477,029
Deutsche Telekom		282,838	6,791,198
Netflix †		14,952	7,279,830
Pinterest Class A †		182,540	6,761,282
Sea ADR †		37,436	1,516,158
Tencent Holdings		69,600	2,616,964
			35,442,461
Consumer Discretionary — 6.87%
Amazon.com †		86,327	13,116,524
Aptiv †		51,128	4,587,204
Darden Restaurants		34,087	5,600,494
Ferrari		16,412	5,529,622
Home Depot		14,732	5,105,375
LVMH Moet Hennessy Louis Vuitton		7,015	5,681,152
Media Group Holdings
Series H <<, =, †		31,963	0
Media Group Holdings
Series T <<, =, †		4,006	0
			39,620,371
Consumer Staples — 4.48%
Asahi Group Holdings		107,600	4,012,488
Casey’s General Stores		17,626	4,842,567
China Mengniu Dairy †		1,571,313	4,225,853
Coca-Cola		56,290	3,317,170
COTA Series B =, †		26	0
Procter & Gamble		42,945	6,293,160
Reckitt Benckiser Group		45,815	3,165,177
			25,856,415
Energy — 2.37%
Canadian Natural Resources		66,864	4,380,929
ConocoPhillips		43,458	5,044,170
Shell		65,247	2,146,477
TotalEnergies		30,685	2,086,682
			13,658,258
Financials — 9.17%
Adyen #, †		3,181	4,096,708
Banco do Brasil		585,771	6,679,400
BNP Paribas		103,343	7,140,612
ICICI Bank		430,472	5,155,499
Intercontinental Exchange		40,892	5,251,760
Mastercard Class A		21,802	9,298,771
Mitsubishi UFJ Financial Group		840,600	7,222,602
Prudential		353,307	3,995,441
State Bank of India		524,986	4,050,620
			52,891,413
63

Consolidated schedules of investments

Delaware Ivy VIP Asset Strategy

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare — 7.37%
AstraZeneca	39,974	$5,401,003
Biogen †	7,290	1,886,433
Danaher	18,536	4,288,118
Eli Lilly & Co.	11,758	6,853,974
Genmab †	17,931	5,722,349
Thermo Fisher Scientific	7,894	4,190,056
UnitedHealth Group	13,470	7,091,551
Vertex Pharmaceuticals †	17,391	7,076,224
		42,509,708
Industrials — 6.85%
Airbus	53,339	8,230,748
CSX	140,085	4,856,747
Howmet Aerospace	108,582	5,876,458
Ingersoll Rand	80,785	6,247,912
ITOCHU	105,200	4,302,754
Thales	34,472	5,097,516
Vinci	38,785	4,868,259
		39,480,394
Information Technology — 14.09%
Apple	55,020	10,593,001
Intuit	13,307	8,317,274
KLA	12,106	7,037,218
Lam Research	5,001	3,917,083
Microchip Technology	71,966	6,489,894
Microsoft	46,347	17,428,326
NVIDIA	14,320	7,091,550
Salesforce †	31,541	8,299,699
Synopsys †	6,710	3,455,046
Taiwan Semiconductor Manufacturing	446,450	8,626,280
		81,255,371
Materials — 1.01%
Mondi	296,984	5,820,216
		5,820,216
Utilities — 1.04%
NTPC	1,605,918	6,004,794
		6,004,794
Total Common Stocks (cost $309,197,758)		342,539,401

Preferred Stock — 0.49%
Petroleo Brasileiro 8.19% ω	370,805	2,842,716
Total Preferred Stock (cost $2,253,184)		2,842,716

Exchange-Traded Funds — 3.49%
Vanguard Russell 2000 ETF	128,471	10,418,998
Xtrackers USD High Yield
Corporate Bond ETF	273,490	9,722,570
Total Exchange-Traded Funds (cost $19,355,981)		20,141,568

	Troy Ounces
Bullion — 4.28%
Gold	11,963	24,683,068
Total Bullion (cost $14,475,188)		24,683,068

	Number of shares
Short-Term Investments — 1.00%
Money Market Mutual Funds — 1.00%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	1,432,438	1,432,438
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	1,432,438	1,432,438
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	1,432,438	1,432,438
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	1,432,438	1,432,438
Total Short-Term Investments (cost $5,729,752)		5,729,752
Total Value of Securities—99.82% (cost $539,735,940)		$575,616,994
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $16,442,261, which represents 2.85% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”
64

•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
‡	Non-income producing security. Security is currently in default.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
Δ	Securities have been classified by country of risk.
†	Non-income producing security.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.

The following forward foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at December 31, 2023:1

Forward Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
JPMCB	GBP	(1,700,000)	USD	2,112,763	2/16/24	$(54,721)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
276	US Treasury 5 yr Notes	$30,021,469	$29,317,637	3/28/24	$703,832	$—	$23,719
66	US Treasury 10 yr Notes	7,450,782	7,248,526	3/19/24	202,256	—	1,020
(16)	US Treasury 10 yr Ultra Notes	(1,888,250)	(1,862,967)	3/19/24	—	(25,283)	1,500
(8)	US Treasury Long Bonds	(999,500)	(919,167)	3/19/24	—	(80,333)	1,500
7	US Treasury Ultra Bonds	935,156	844,776	3/19/24	90,380	—	(3,719)
Total Futures Contracts			$34,628,805		$996,468	$(105,616)	$24,020
65

Consolidated schedules of investments

Delaware Ivy VIP Asset Strategy

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Purchased/ Moody’s Ratings:
CDX.NA.HY.41[5] 12/20/28-Quarterly	1,782,000	5.000%	$(103,949)	$(97,543)	$(6,406)	$852
Total CDS Contracts			$(103,949)	$(97,543)	$(6,406)	$852

The use of forward foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the consolidated financial statements. The forward foreign currency exchange contracts and notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Portfolio’s net assets.

[1]	See Note 10 in “Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest (payments) receipt on swap contracts accrued daily in the amount of $(2,970).
[5]	Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

ADR – American Depositary Receipt

CDX.NA.HY – Credit Default Swap Index North America High Yield

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

Summary of abbreviations: (continued)

GS – Goldman Sachs

JPMCB – JPMorgan Chase Bank

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

Summary of currencies:

GBP – British Pound Sterling

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

66

Delaware Ivy VIP Balanced

December 31, 2023

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 1.12%
Connecticut Avenue Securities Trust
Series 2022-R01 1M2 144A 7.237% (SOFR + 1.90%) 12/25/41 #, •	250,000	$250,390
Series 2023-R08 1M1 144A 6.837% (SOFR + 1.50%) 10/25/43 #, •	671,291	672,763
Fannie Mae REMICs
Series 2016-36 VB 3.50% 6/25/29	282,712	272,942
Series 2016-71 NB 3.00% 10/25/46	394,630	359,311
Freddie Mac REMICs
Series 4616 HW 3.00% 6/15/45	232,363	217,400
Freddie Mac Structured
Agency Credit Risk REMIC Trust
Series 2021-HQA2 M2 144A 7.387% (SOFR + 2.05%) 12/25/33 #, •	500,000	492,440
Series 2023-HQA3 A1 144A 7.187% (SOFR + 1.85%) 11/25/43 #, •	148,828	149,891
Total Agency Collateralized Mortgage Obligations (cost $2,486,462)		2,415,137

Agency Mortgage-Backed Securities — 10.90%
Fannie Mae S.F. 15 yr
2.00% 3/1/37	331,427	298,984
2.50% 8/1/36	326,804	300,872
3.00% 11/1/33	117,772	112,407
5.50% 10/1/38	215,012	218,083
Fannie Mae S.F. 20 yr
2.00% 5/1/41	218,101	186,944
4.00% 9/1/42	319,585	306,395
Fannie Mae S.F. 30 yr
2.00% 3/1/51	800,461	657,195
2.50% 8/1/50	182,122	157,812
2.50% 11/1/51	97,549	83,325
2.50% 1/1/52	387,629	329,903
2.50% 2/1/52	103,555	88,484
2.50% 4/1/52	340,302	290,859
3.00% 12/1/51	568,022	507,348
3.00% 5/1/52	377,271	335,620
3.50% 1/1/48	64,307	60,015
3.50% 7/1/50	1,286,270	1,193,844
3.50% 8/1/50	55,522	51,816
3.50% 8/1/51	423,272	390,320
Fannie Mae S.F. 30 yr
3.50% 1/1/52	190,170	174,659
4.00% 5/1/51	24,200	23,151
4.00% 6/1/52	371,025	350,959
4.50% 5/1/49	179,555	176,252
4.50% 1/1/50	204,905	204,535
4.50% 10/1/52	1,230,333	1,193,002
4.50% 2/1/53	1,102,117	1,068,676
5.00% 8/1/53	279,485	276,497
5.50% 10/1/52	500,369	504,111
5.50% 11/1/52	272,191	275,105
5.50% 3/1/53	234,394	235,342
5.50% 7/1/53	542,025	544,412
6.00% 12/1/52	349,221	355,388
6.00% 6/1/53	329,166	334,223
6.00% 7/1/53	159,726	165,555
6.00% 9/1/53	386,585	392,524
6.50% 10/1/28	14,031	14,215
6.50% 2/1/29	9,117	9,277
6.50% 2/1/32	65,511	69,364
7.00% 7/1/31	16,701	17,233
7.00% 9/1/31	29,468	30,403
7.00% 2/1/32	29,645	30,585
7.00% 3/1/32	9,618	9,938
7.00% 7/1/32	19,401	20,017
7.50% 4/1/31	8,275	8,327
Freddie Mac S.F. 20 yr
2.00% 3/1/41	798,900	686,867
2.50% 2/1/42	329,056	292,618
3.00% 3/1/37	265,137	246,723
Freddie Mac S.F. 30 yr
2.00% 2/1/52	500,706	409,215
2.00% 3/1/52	220,439	180,133
2.50% 11/1/50	56,308	48,560
2.50% 12/1/51	171,037	147,158
2.50% 1/1/52	1,375,215	1,177,201
3.00% 8/1/51	33,420	29,814
3.00% 1/1/52	1,587,130	1,404,357
3.50% 6/1/47	594,317	554,623
3.50% 4/1/52	509,836	470,207
4.00% 9/1/49	262,575	253,329
4.00% 8/1/52	726,008	689,534
4.00% 9/1/52	410,709	389,178
4.50% 7/1/52	22,742	22,056
4.50% 9/1/52	647,214	627,575
4.50% 10/1/52	394,341	382,375
5.00% 6/1/53	1,492,884	1,476,923
5.50% 9/1/52	308,788	312,482
5.50% 11/1/52	207,895	209,722
5.50% 3/1/53	296,206	301,562
5.50% 9/1/53	278,029	281,498
67

Schedules of investments

Delaware Ivy VIP Balanced

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
GNMA II S.F. 30 yr
3.00% 12/20/51	162,211	$146,825
5.00% 9/20/52	216,950	215,691
5.50% 5/20/53	521,849	525,690
Total Agency Mortgage-Backed Securities (cost $23,990,060)		23,535,892

Corporate Bonds — 10.21%
Banking — 2.56%
Bank of America
2.482% 9/21/36 µ	330,000	261,544
2.972% 2/4/33 µ	53,000	45,115
5.819% 9/15/29 µ	142,000	146,671
6.204% 11/10/28 µ	300,000	313,129
Bank of New York Mellon 4.70% 9/20/25 µ, Ψ	235,000	229,601
Barclays 7.385% 11/2/28 µ	200,000	213,861
Citibank 5.488% 12/4/26	250,000	254,595
Citizens Bank 6.064% 10/24/25 µ	250,000	243,975
Credit Agricole 144A 6.316% 10/3/29 #, µ	250,000	262,092
Credit Suisse 7.95% 1/9/25	260,000	265,919
Deutsche Bank 6.819% 11/20/29 µ	245,000	258,104
Fifth Third Bancorp 6.361% 10/27/28 µ	35,000	36,336
Fifth Third Bank 5.852% 10/27/25 µ	250,000	249,428
Goldman Sachs Group
1.542% 9/10/27 µ	25,000	22,686
6.484% 10/24/29 µ	295,000	313,220
Huntington Bancshares 6.208% 8/21/29 µ	90,000	92,856
Huntington National Bank 4.552% 5/17/28 µ	250,000	241,641
JPMorgan Chase & Co. 1.953% 2/4/32 µ	60,000	48,789
5.00% 8/1/24 µ, Ψ	337,000	331,066
5.35% 6/1/34 µ	21,000	21,312
6.254% 10/23/34 µ	34,000	36,875
KeyBank 5.85% 11/15/27	280,000	279,998
Morgan Stanley
2.484% 9/16/36 µ	110,000	87,241
5.25% 4/21/34 µ	25,000	25,009
6.138% 10/16/26 µ	150,000	152,815
6.296% 10/18/28 µ	88,000	92,231
6.407% 11/1/29 µ	60,000	63,629
6.627% 11/1/34 µ	80,000	88,616
PNC Financial Services Group 6.875% 10/20/34 µ	165,000	183,242
Popular 7.25% 3/13/28	50,000	51,493
SVB Financial Group 4.57% 4/29/33 µ, ‡	182,000	120,346
Truist Financial 7.161% 10/30/29 µ	256,000	276,673
US Bancorp
4.653% 2/1/29 µ	68,000	66,968
6.787% 10/26/27 µ	130,000	135,792
		5,512,868
Basic Industry — 0.18%
BHP Billiton Finance USA 5.25% 9/8/30	165,000	171,037
Celanese US Holdings 6.05% 3/15/25	71,000	71,486
Sherwin-Williams 3.30% 5/15/50	205,000	150,687
		393,210
Brokerage — 0.26%
Jefferies Financial Group 5.875% 7/21/28	211,000	216,487
National Securities Clearing 144A 1.50% 4/23/25 #	350,000	335,752
		552,239
Capital Goods — 0.14%
Boeing 2.196% 2/4/26	175,000	165,386
Standard Industries 144A 4.375% 7/15/30 #	139,000	127,822
		293,208
Communications — 1.15%
American Tower 2.30% 9/15/31	190,000	157,222
AT&T 3.50% 9/15/53	500,000	363,265
CCO Holdings 144A 4.25% 1/15/34 #	225,000	183,143
Charter Communications Operating 3.85% 4/1/61	315,000	196,593
Comcast
3.45% 2/1/50	675,000	518,509
4.80% 5/15/33	35,000	35,452
Crown Castle
1.05% 7/15/26	80,000	72,221
2.10% 4/1/31	124,000	101,065
5.60% 6/1/29	111,000	113,587
Discovery Communications 4.00% 9/15/55	175,000	124,735
68

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Frontier Communications
Holdings 144A 5.00% 5/1/28 #	80,000	$74,008
Sprint Capital 6.875% 11/15/28	110,000	119,264
T-Mobile USA
3.875% 4/15/30	290,000	275,083
5.75% 1/15/34	35,000	37,138
Verizon Communications 2.875% 11/20/50	160,000	108,914
		2,480,199
Consumer Cyclical — 0.61%
Amazon.com 2.50% 6/3/50	80,000	53,296
Carnival 144A 4.00% 8/1/28 #	80,000	74,429
Ford Motor Credit 6.95% 6/10/26	200,000	205,290
Home Depot 3.35% 4/15/50	700,000	544,641
Mercedes-Benz Finance North
America 144A 5.10% 8/3/28 #	300,000	306,013
VICI Properties 4.95% 2/15/30	140,000	135,983
		1,319,652
Consumer Non-Cyclical — 0.48%
Amgen
5.15% 3/2/28	295,000	302,128
5.25% 3/2/30	40,000	41,138
5.25% 3/2/33	266,000	272,809
HCA 3.50% 7/15/51	53,000	37,391
Merck & Co. 2.75% 12/10/51	250,000	171,989
Royalty Pharma 3.55% 9/2/50	259,000	184,185
Zoetis 5.40% 11/14/25	25,000	25,216
		1,034,856
Electric — 1.20%
AEP Texas 5.40% 6/1/33	30,000	30,482
Appalachian Power 4.50% 8/1/32	280,000	269,726
Berkshire Hathaway Energy 2.85% 5/15/51	260,000	175,979
Commonwealth Edison 2.20% 3/1/30	350,000	302,922
Duke Energy Carolinas 4.95% 1/15/33	230,000	234,402
Entergy
2.80% 6/15/30	235,000	206,954
3.75% 6/15/50	125,000	94,544
Exelon 5.30% 3/15/33	35,000	35,748
Fells Point Funding Trust 144A 3.046% 1/31/27 #	165,000	155,593
Florida Power & Light 3.15% 10/1/49	425,000	312,547
National Rural Utilities
Cooperative Finance 5.80% 1/15/33	10,000	10,597
NextEra Energy Capital Holdings
3.00% 1/15/52	65,000	43,596
5.749% 9/1/25	195,000	196,922
Oglethorpe Power
3.75% 8/1/50	95,000	71,636
5.05% 10/1/48	185,000	170,639
144A 6.20% 12/1/53 #	20,000	21,507
Vistra Operations 144A 6.95% 10/15/33 #	250,000	263,405
		2,597,199
Energy — 1.27%
BP Capital Markets 4.875% 3/22/30 µ, Ψ	135,000	128,645
BP Capital Markets America
2.721% 1/12/32	80,000	69,737
4.812% 2/13/33	40,000	40,346
Cheniere Energy Partners 4.50% 10/1/29	90,000	86,198
ConocoPhillips 5.05% 9/15/33	190,000	195,308
Diamondback Energy
3.125% 3/24/31	115,000	102,270
4.25% 3/15/52	234,000	189,309
Enbridge
5.70% 3/8/33	125,000	129,977
6.70% 11/15/53	40,000	46,576
Energy Transfer
6.10% 12/1/28	150,000	157,953
6.25% 4/15/49	140,000	145,094
6.50% 11/15/26 µ, Ψ	120,000	114,334
Enterprise Products Operating
3.30% 2/15/53	155,000	114,989
5.35% 1/31/33	255,000	267,006
Kinder Morgan 5.20% 6/1/33	170,000	169,070
Occidental Petroleum 6.125% 1/1/31	102,000	106,020
ONEOK
5.65% 11/1/28	25,000	25,899
5.80% 11/1/30	35,000	36,408
6.05% 9/1/33	25,000	26,499
6.10% 11/15/32	180,000	191,392
Targa Resources Partners 5.00% 1/15/28	410,000	405,292
		2,748,322
69

Schedules of investments

Delaware Ivy VIP Balanced

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies — 0.31%
AerCap Ireland Capital DAC 6.50% 7/15/25	400,000	$405,249
Air Lease 4.625% 10/1/28	94,000	91,960
Aviation Capital Group 144A 3.50% 11/1/27 #	190,000	175,241
		672,450
Insurance — 0.81%
American International Group 5.125% 3/27/33	205,000	208,170
Aon 5.00% 9/12/32	245,000	244,795
Athene Global Funding 144A 1.985% 8/19/28 #	75,000	64,853
Athene Holding
3.45% 5/15/52	150,000	101,105
3.95% 5/25/51	65,000	48,939
New York Life Global Funding 144A 5.45% 9/18/26 #	230,000	235,248
Northwestern Mutual Life Insurance 144A 3.85% 9/30/47 #	500,000	401,563
UnitedHealth Group
4.20% 5/15/32	101,000	98,884
4.50% 4/15/33	342,000	339,955
		1,743,512
Natural Gas — 0.07%
Atmos Energy
2.85% 2/15/52	55,000	37,456
5.75% 10/15/52	105,000	115,576
		153,032
Real Estate Investment Trusts — 0.31%
American Homes 4 Rent 3.625% 4/15/32	195,000	174,774
Extra Space Storage 2.35% 3/15/32	600,000	489,515
		664,289
Technology — 0.76%
Apple
1.40% 8/5/28	55,000	48,769
2.70% 8/5/51	60,000	41,314
Autodesk
2.40% 12/15/31	60,000	51,363
2.85% 1/15/30	500,000	451,088
Broadcom 144A 3.469% 4/15/34 #	205,000	178,441
CDW 3.276% 12/1/28	35,000	32,150
Entegris Escrow 144A 4.75% 4/15/29 #	55,000	53,051
Oracle
3.60% 4/1/50	306,000	226,923
4.65% 5/6/30	25,000	24,916
TSMC Global 144A 1.75% 4/23/28 #	600,000	535,541
		1,643,556
Transportation — 0.10%
Burlington Northern Santa Fe 2.875% 6/15/52	260,000	181,944
ERAC USA Finance 144A 4.90% 5/1/33 #	40,000	39,968
		221,912
Total Corporate Bonds (cost $23,138,268)		22,030,504

Non-Agency Collateralized Mortgage Obligations — 0.15%
JPMorgan Mortgage Trust
Series 2020-7 A3 144A 3.00% 1/25/51 #, •	365,163	312,828
Vendee Mortgage Trust
Series 1997-1 3A 8.293% 12/15/26	8,153	8,250
Total Non-Agency Collateralized Mortgage Obligations (cost $330,289)		321,078

Non-Agency Commercial Mortgage-Backed Securities — 2.91%
BANK
Series 2021-BN32 A5 2.643% 4/15/54	730,000	624,969
Series 2021-BN36 A5 2.47% 9/15/64	860,000	720,795
Series 2022-BNK39 B 3.239% 2/15/55 •	100,000	75,533
Series 2022-BNK39 C 3.27% 2/15/55 •	45,000	30,685
Series 2022-BNK40 A4 3.393% 3/15/64 •	850,000	757,895
Series 2022-BNK40 B 3.393% 3/15/64 •	100,000	77,583
BBCMS Mortgage Trust
Series 2020-C7 A5 2.037% 4/15/53	343,000	288,090
Benchmark Mortgage Trust
Series 2021-B24 A5 2.584% 3/15/54	750,000	610,533
Series 2021-B25 A5 2.577% 4/15/54	1,000,000	805,810
Series 2022-B32 A5 3.002% 1/15/55 •	1,000,000	816,186
70

		Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust
Series 2022-B32 B 3.202% 1/15/55 •		100,000	$72,754
Series 2022-B32 C 3.454% 1/15/55 •		125,000	85,602
Series 2022-B33 A5 3.458%3/15/55		900,000	798,894
Series 2022-B33 B 3.615% 3/15/55 •		50,000	38,071
Series 2022-B33 C 3.615% 3/15/55 •		50,000	34,692
BMO Mortgage Trust
Series 2022-C1 A5 3.374% 2/15/55 •		500,000	443,764
Total Non-Agency Commercial Mortgage- Backed Securities (cost $7,298,098)			6,281,856

Sovereign Bonds∆— 0.38%
United Kingdom — 0.38%
United Kingdom Gilt 4.50% 6/7/28	GBP	620,000	823,830
Total Sovereign Bonds (cost $764,260)			823,830

US Treasury Obligations — 10.17%
US Treasury Bonds
2.375%2/15/42		1,160,000	890,527
3.875%2/15/43		1,475,000	1,406,896
4.125%8/15/53		885,000	894,818
4.375%2/15/38		285,000	299,640
4.375%8/15/43		45,000	45,949
4.75%11/15/43		105,000	112,662
4.75%11/15/53		825,000	925,354
US Treasury Floating Rate Note 5.456% (USBMMY3M + 0.13%)7/31/25•		1,210,000	1,208,456
US Treasury Notes
3.375%5/15/33		1,540,000	1,478,400
3.50%1/31/30		1,790,000	1,751,088
3.875%8/15/33		695,000	694,348
4.375%12/15/26		890,000	898,831
4.375%11/30/28		1,905,000	1,949,648
4.50%11/15/33		2,085,000	2,189,576
4.625%9/30/28		1,105,000	1,140,740
4.625%9/30/30		45,000	46,921
4.75%10/15/26		275,000	279,114
4.875%10/31/28		5,450,000	5,690,141
US Treasury Notes 5.00% 9/30/25		40,000	40,412
Total US Treasury Obligations (cost $21,647,598)			21,943,521

		Number of shares
Common Stocks — 59.27%
Communication Services — 4.73%
Alphabet Class A †		27,405	3,828,204
Alphabet Class C †		18,120	2,553,652
Meta Platforms Class A †		5,766	2,040,933
Take-Two Interactive Software †		11,060	1,780,107
			10,202,896
Consumer Discretionary — 4.64%
Amazon.com †		29,970	4,553,642
Aptiv †		23,060	2,068,943
AutoZone †		935	2,417,545
Home Depot		2,783	964,449
			10,004,579
Consumer Staples — 2.60%
Costco Wholesale		5,705	3,765,756
Procter & Gamble		12,575	1,842,741
			5,608,497
Energy — 1.49%
ConocoPhillips		20,735	2,406,711
Schlumberger		15,589	811,252
			3,217,963
Financials — 13.42%
Allstate		14,645	2,050,007
American Express		10,013	1,875,835
Aon Class A		7,118	2,071,480
Blackstone		14,078	1,843,092
Capital One Financial		20,549	2,694,385
CME Group		8,585	1,808,001
Discover Financial Services		20,765	2,333,986
Fiserv †		22,631	3,006,302
JPMorgan Chase & Co.		11,091	1,886,579
KKR & Co.		45,194	3,744,323
Mastercard Class A		5,569	2,375,234
Morgan Stanley		17,499	1,631,782
Progressive		10,277	1,636,921
			28,957,927
Healthcare — 7.34%
Abbott Laboratories		17,035	1,875,042
Biogen †		2,301	595,430
Danaher		8,351	1,931,920
71

Schedules of investments

Delaware Ivy VIP Balanced

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
HCA Healthcare	13,387	$3,623,593
UnitedHealth Group	11,930	6,280,787
Vertex Pharmaceuticals †	3,786	1,540,486
		15,847,258
Industrials — 3.95%
Airbus ADR	90,480	3,489,814
Howmet Aerospace	42,355	2,292,253
United Rentals	4,775	2,738,080
		8,520,147
Information Technology — 17.50%
Apple	26,343	5,071,818
Applied Materials	17,351	2,812,077
Intuit	2,834	1,771,335
Microchip Technology	18,159	1,637,579
Microsoft	31,797	11,956,944
NVIDIA	5,906	2,924,769
Salesforce †	9,766	2,569,825
Seagate Technology Holdings	9,408	803,161
TE Connectivity	27,212	3,823,286
VeriSign †	10,640	2,191,414
Zebra Technologies Class A †	8,101	2,214,246
		37,776,454
Materials — 3.16%
Crown Holdings	16,146	1,486,885
Linde	7,480	3,072,111
Sherwin-Williams	7,275	2,269,073
		6,828,069
Utilities — 0.44%
NextEra Energy	15,644	950,217
		950,217
Total Common Stocks (cost $112,266,833)		127,914,007

Exchange-Traded Funds — 3.07%
iShares Latin America 40 ETF	18,595	540,371
iShares MSCI China ETF	18,670	760,616
iShares MSCI Emerging Markets Asia ETF	13,048	862,603
Vanguard Russell 2000 ETF	54,980	4,458,878
Total Exchange-Traded Funds (cost $6,575,430)		6,622,468

Short-Term Investments — 1.58%
Money Market Mutual Funds — 1.58%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	850,658	850,658
Fidelity Investments Money Market Government Portfolio – Class I (seven- day effective yield 5.25%)	850,658	850,658
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	850,658	850,658
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven- day effective yield 5.27%)	850,658	850,658
Total Short-Term Investments (cost $3,402,632)		3,402,632
Total Value of Securities—99.76% (cost $201,899,930)		$215,290,925
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $5,365,982, which represents 2.49% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
‡	Non-income producing security. Security is currently in default.
Δ	Securities have been classified by country of risk.
†	Non-income producing security.
72

The following forward foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at December 31, 2023:1

Forward Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
JPMCB	GBP	(700,000)	USD	869,961	2/16/24	$(22,532)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
123	US Treasury 5 yr Notes	$13,379,133	$13,068,974	3/28/24	$310,159	$—	$10,570
18	US Treasury 10 yr Notes	2,032,031	1,986,436	3/19/24	45,595	—	420
(20)	US Treasury 10 yr Ultra Notes	(2,360,312)	(2,274,570)	3/19/24	—	(85,742)	1,875
Total Futures Contracts			$12,780,840		$355,754	$(85,742)	$12,865

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Purchased/ Moody’s Ratings:
CDX.NA.HY.41[5] 12/20/28-Quarterly	792,000	5.000%	$(46,200)	$(43,353)	$(2,847)	$379
Total CDS Contracts			$(46,200)	$(43,353)	$(2,847)	$379

The use of forward foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The forward foreign currency exchange contracts and notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Portfolio’s net assets.

[1]	See Note 10 in “Notes to financial statements.”
73

Schedules of investments

Delaware Ivy VIP Balanced

[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest (payments) receipt on swap contracts accrued daily in the amount of $(1,320).
[5]	Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

ADR – American Depositary Receipt

CDX.NA.HY – Credit Default Swap Index North America High Yield

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

GNMA – Government National Mortgage Association

JPMCB – JPMorgan Chase Bank

MSCI – Morgan Stanley Capital International

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

Summary of currencies:

GBP – British Pound Sterling

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

74

Delaware Ivy VIP Energy

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 97.04%t
Consumer Staples — 2.21%
Darling Ingredients †	38,199	$1,903,838
		1,903,838
Energy — 91.78%
BP ADR	73,128	2,588,731
Chesapeake Energy	68,258	5,251,771
Chord Energy	25,828	4,293,388
ConocoPhillips	50,864	5,903,785
Diamondback Energy	17,139	2,657,916
Enterprise Products Partners	97,940	2,580,719
EQT	88,629	3,426,397
Equinor	85,749	2,718,928
Euronav	47,267	833,321
Kimbell Royalty Partners	187,712	2,825,066
Kosmos Energy †	125,182	839,971
Marathon Petroleum	35,556	5,275,088
Occidental Petroleum	14,974	894,098
Parex Resources	196,077	3,692,028
Permian Resources	328,114	4,462,350
Schlumberger	80,109	4,168,872
Shell	213,417	6,995,302
Sunrun †	53,724	1,054,602
Talos Energy †	59,686	849,332
Tourmaline Oil	115,188	5,180,222
Unit	75,488	3,259,572
Valaris †	57,495	3,942,432
Valero Energy	41,480	5,392,400
		79,086,291
Industrials — 2.47%
Generac Holdings †	10,220	1,320,833
Net Power †	46,032	464,923
NuScale Power †	103,256	339,712
		2,125,468
Utilities — 0.58%
Spruce Power Holding †	112,931	499,155
		499,155
Total Common Stocks (cost $82,830,890)		83,614,752

Master Limited Partnerships — 3.04%
Black Stone Minerals	111,840	1,784,966
Natural Resource Partners	9,028	835,632
Total Master Limited Partnerships (cost $1,991,820)		2,620,598

Short-Term Investments — 1.85%
Money Market Mutual Funds — 1.85%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	397,737	397,737
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	397,737	397,737
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	397,737	397,737
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	397,737	397,737
Total Short-Term Investments (cost $1,590,948)		1,590,948
Total Value of Securities—101.93% (cost $86,413,658)		$87,826,298
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

75

Schedules of investments

Delaware Ivy VIP Growth

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 99.97%t
Communication Services — 8.59%
Alphabet Class A †	277,627	$38,781,715
Alphabet Class C †	45,704	6,441,065
Electronic Arts	108,123	14,792,308
		60,015,088
Consumer Discretionary — 12.62%
Amazon.com †	284,886	43,285,579
Booking Holdings †	2,712	9,620,061
Ferrari	45,103	15,264,208
Home Depot	10,217	3,540,701
LVMH Moet Hennessy Louis
Vuitton ADR	66,836	10,857,508
NIKE Class B	51,554	5,597,218
		88,165,275
Consumer Staples — 2.34%
Coca-Cola	277,138	16,331,742
		16,331,742
Financials — 11.24%
Intercontinental Exchange	164,067	21,071,125
S&P Global	36,495	16,076,777
Visa Class A	158,843	41,354,775
		78,502,677
Healthcare — 11.85%
Cooper	29,843	11,293,785
Danaher	83,975	19,426,777
Intuitive Surgical †	31,469	10,616,382
UnitedHealth Group	52,445	27,610,719
Veeva Systems Class A †	35,174	6,771,698
Zoetis	35,711	7,048,280
		82,767,641
Industrials — 9.42%
Broadridge Financial Solutions	66,195	13,619,621
Equifax	58,006	14,344,304
JB Hunt Transport Services	54,780	10,941,757
TransUnion	61,379	4,217,351
Union Pacific	5,753	1,413,052
Verisk Analytics	25,590	6,112,428
Waste Connections	101,471	15,146,576
		65,795,089
Information Technology — 40.48%
Adobe †	17,459	10,416,039
Apple	261,733	50,391,455
Autodesk †	33,003	8,035,570
Intuit	34,128	21,331,024
Microsoft	257,077	96,671,235
Motorola Solutions	73,328	22,958,264
NVIDIA	69,075	34,207,322
Salesforce †	50,651	13,328,304
VeriSign †	123,566	25,449,653
		282,788,866
Real Estate — 3.43%
CoStar Group †	274,307	23,971,689
		23,971,689
Total Common Stocks (cost $435,131,993)		698,338,067

Short-Term Investments — 0.15%
Money Market Mutual Funds — 0.15%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	261,960	261,960
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	261,960	261,960
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	261,960	261,960
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	261,960	261,960
Total Short-Term Investments (cost $1,047,840)		1,047,840
Total Value of Securities—100.12% (cost $436,179,833)		$699,385,907
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

76

Delaware Ivy VIP High Income

December 31, 2023

	Principal amount°	Value (US $)
Convertible Bond — 1.06%
New Cotai 5.00% exercise price $0.40, maturity date 2/2/27 =, >>	3,485,633	$8,391,291
Total Convertible Bond (cost $3,387,943)		8,391,291

Corporate Bonds — 77.66%
Automotive — 2.24%
Allison Transmission 144A 3.75% 1/30/31 #	6,885,000	6,090,538
Ford Motor 4.75% 1/15/43	2,660,000	2,198,914
Ford Motor Credit
6.80% 5/12/28	4,130,000	4,316,583
7.35% 3/6/30	1,420,000	1,526,639
Goodyear Tire & Rubber 5.25% 7/15/31	4,060,000	3,688,733
		17,821,407
Basic Industry — 5.41%
Arsenal AIC Parent 144A 8.00% 10/1/30 #	2,340,000	2,444,387
Chemours 144A 5.75% 11/15/28 #	4,270,000	4,072,878
CP Atlas Buyer 144A 7.00% 12/1/28 #	2,594,000	2,261,397
First Quantum Minerals
144A 6.875% 10/15/27 #	2,736,000	2,329,020
144A 8.625% 6/1/31 #	5,615,000	4,765,731
FMG Resources August 2006
144A 5.875% 4/15/30 #	3,340,000	3,314,041
144A 6.125% 4/15/32 #	1,505,000	1,517,934
NOVA Chemicals 144A 8.50% 11/15/28 #	895,000	939,669
Novelis 144A 4.75% 1/30/30 #	6,240,000	5,878,414
Roller Bearing Co. of America 144A 4.375% 10/15/29 #	6,335,000	5,870,518
Standard Industries 144A 3.375% 1/15/31 #	7,050,000	6,075,412
Vibrantz Technologies 144A 9.00% 2/15/30 #	4,410,000	3,502,515
		42,971,916
Capital Goods — 4.32%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	1,751,144	820,034
Ardagh Metal Packaging Finance USA
144A 3.25% 9/1/28 #	2,031,000	1,779,112
144A 4.00% 9/1/29 #	2,360,000	2,000,658
Bombardier
144A 6.00% 2/15/28 #	4,499,000	4,388,687
144A 7.50% 2/1/29 #	3,267,000	3,323,970
144A 8.75% 11/15/30 #	1,510,000	1,609,589
Clydesdale Acquisition Holdings
144A 6.625% 4/15/29 #	755,000	743,135
144A 8.75% 4/15/30 #	2,415,000	2,254,588
Mauser Packaging Solutions Holding
144A 7.875% 8/15/26 #	5,360,000	5,459,594
144A 9.25% 4/15/27 #	1,945,000	1,911,235
Sealed Air
144A 5.00% 4/15/29 #	2,175,000	2,105,617
144A 7.25% 2/15/31 #	975,000	1,035,011
TransDigm 144A 6.875% 12/15/30 #	6,450,000	6,647,725
Wesco Aircraft Holdings 144A 8.50% 11/15/24 #, ‡	5,955,000	238,200
		34,317,155
Consumer Goods — 1.86%
Acushnet 144A 7.375% 10/15/28 #	2,471,000	2,579,514
Cerdia Finanz 144A 10.50% 2/15/27 #	3,160,000	3,223,579
MajorDrive Holdings IV 144A 6.375% 6/1/29 #	6,450,000	5,560,813
Pilgrim’s Pride 4.25% 4/15/31	3,775,000	3,414,345
		14,778,251
Electric — 2.54%
Calpine
144A 4.625% 2/1/29 #	3,295,000	3,063,679
144A 5.00% 2/1/31 #	370,000	339,669
144A 5.125% 3/15/28 #	5,470,000	5,247,937
Vistra
144A 7.00% 12/15/26 #, µ, ψ	8,025,000	7,915,619
144A 8.00% 10/15/26 #, µ, ψ	3,650,000	3,639,108
		20,206,012
Energy — 12.95%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	4,874,000	4,539,781
144A 7.00% 11/1/26 #	1,898,000	1,912,888
Callon Petroleum
144A 7.50% 6/15/30 #	2,445,000	2,468,426
144A 8.00% 8/1/28 #	5,090,000	5,203,980
Civitas Resources 144A 8.625% 11/1/30 #	3,740,000	3,970,261
CNX Midstream Partners 144A 4.75% 4/15/30 #	2,250,000	2,023,397
77

Schedules of investments

Delaware Ivy VIP High Income

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Energy Transfer
144A 5.625% 5/1/27 #	706,000	$704,059
144A 6.00% 2/1/29 #	415,000	419,000
144A 7.375% 2/1/31 #	3,455,000	3,633,142
EQM Midstream Partners
144A 4.75% 1/15/31 #	10,319,000	9,617,193
6.50% 7/15/48	1,170,000	1,200,586
Genesis Energy
7.75% 2/1/28	3,335,000	3,350,061
8.00% 1/15/27	4,140,000	4,211,643
8.25% 1/15/29	1,725,000	1,776,474
Hilcorp Energy I
144A 6.00% 4/15/30 #	5,220,000	5,069,437
144A 6.00% 2/1/31 #	705,000	682,186
144A 6.25% 4/15/32 #	2,665,000	2,567,450
Murphy Oil 6.375% 7/15/28	8,268,000	8,313,664
NuStar Logistics
6.00% 6/1/26	4,126,000	4,122,431
6.375% 10/1/30	4,170,000	4,183,302
Southwestern Energy
5.375% 2/1/29	760,000	742,409
5.375% 3/15/30	7,590,000	7,420,343
Transocean 144A 8.00% 2/1/27 #	5,394,000	5,264,598
USA Compression Partners
6.875% 4/1/26	2,710,000	2,701,537
6.875% 9/1/27	5,090,000	5,035,242
Vital Energy
9.75% 10/15/30	2,905,000	3,013,722
10.125% 1/15/28	2,876,000	2,957,431
Weatherford International 144A 8.625% 4/30/30 #	5,505,000	5,752,527
		102,857,170
Financial Services — 2.00%
AerCap Holdings 5.875% 10/10/79 µ	8,349,000	8,253,139
Air Lease 4.65% 6/15/26 µ, ψ	3,715,000	3,344,599
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	4,590,000	4,317,437
		15,915,175
Healthcare — 6.03%
AthenaHealth Group 144A 6.50% 2/15/30 #	2,060,000	1,871,536
Avantor Funding 144A 3.875% 11/1/29 #	4,315,000	3,922,605
Bausch Health 144A 6.125% 2/1/27 #	3,140,000	2,122,828
Catalent Pharma Solutions
144A 3.125% 2/15/29 #	1,885,000	1,651,731
144A 3.50% 4/1/30 #	415,000	361,477
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	4,525,000	4,283,648
CHS
144A 4.75% 2/15/31 #	3,000,000	2,362,500
144A 5.25% 5/15/30 #	1,600,000	1,340,362
DaVita
144A 3.75% 2/15/31 #	2,425,000	1,995,485
144A 4.625% 6/1/30 #	1,475,000	1,288,965
Heartland Dental 144A 8.50% 5/1/26 #	2,820,000	2,792,139
Legacy LifePoint Health 144A 4.375% 2/15/27 #	380,000	351,241
Medline Borrower
144A 3.875% 4/1/29 #	4,981,000	4,509,569
144A 5.25% 10/1/29 #	6,405,000	6,045,785
Organon & Co. 144A 5.125% 4/30/31 #	4,595,000	3,935,272
Par Pharmaceutical 144A 7.50% 4/1/27 #, ‡	2,226,000	1,426,899
Tenet Healthcare
4.375% 1/15/30	4,955,000	4,597,345
6.125% 10/1/28	3,025,000	3,019,101
		47,878,488
Insurance — 4.02%
Ardonagh Midco 2 144A PIK 11.50% 1/15/27 #, >	5,929,978	5,868,174
HUB International 144A 5.625% 12/1/29 #	4,780,000	4,566,031
Jones Deslauriers Insurance Management
144A 8.50% 3/15/30 #	5,715,000	6,008,722
144A 10.50% 12/15/30 #	3,385,000	3,573,093
NFP
144A 6.875% 8/15/28 #	6,907,000	7,026,669
144A 7.50% 10/1/30 #	1,865,000	1,986,620
USI 144A 7.50% 1/15/32 #	2,845,000	2,916,267
		31,945,576
Leisure — 6.05%
Boyd Gaming
4.75% 12/1/27	3,195,000	3,079,902
144A 4.75% 6/15/31 #	5,094,000	4,680,820
Caesars Entertainment 144A 7.00% 2/15/30 #	6,595,000	6,766,879
78

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Leisure (continued)
Carnival
144A 5.75% 3/1/27 #	3,753,000	$3,663,617
144A 6.00% 5/1/29 #	7,141,000	6,876,572
Light & Wonder International 144A 7.25% 11/15/29 #	5,520,000	5,657,393
Royal Caribbean Cruises
144A 5.375% 7/15/27 #	404,000	400,181
144A 5.50% 4/1/28 #	8,914,000	8,805,996
144A 7.25% 1/15/30 #	1,900,000	1,985,509
Scientific Games Holdings 144A 6.625% 3/1/30 #	6,455,000	6,110,400
		48,027,269
Media — 8.96%
Advantage Sales & Marketing 144A 6.50% 11/15/28 #	4,400,000	4,059,440
AMC Networks 4.25% 2/15/29	4,609,000	3,521,307
Arches Buyer 144A 6.125% 12/1/28 #	3,964,000	3,433,240
CCO Holdings
144A 4.50% 8/15/30 #	2,924,000	2,639,843
144A 4.75% 2/1/32 #	3,290,000	2,905,399
144A 6.375% 9/1/29 #	6,850,000	6,764,325
CMG Media 144A 8.875% 12/15/27 #	7,046,000	5,594,982
CSC Holdings
144A 4.625% 12/1/30 #	9,484,000	5,722,365
144A 5.00% 11/15/31 #	2,381,000	1,443,172
144A 5.75% 1/15/30 #	3,167,000	1,974,751
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	4,075,000	2,748,159
Directv Financing 144A 5.875% 8/15/27 #	6,662,000	6,264,924
DISH DBS 144A 5.75% 12/1/28 #	7,165,000	5,728,239
Gray Escrow II 144A 5.375% 11/15/31 #	5,459,000	4,124,811
Gray Television 144A 4.75% 10/15/30 #	5,150,000	3,882,662
Nexstar Media 144A 4.75% 11/1/28 #	4,400,000	4,058,055
Sirius XM Radio 144A 4.125% 7/1/30 #	7,045,000	6,286,905
		71,152,579
Retail — 3.64%
Asbury Automotive Group 4.75% 3/1/30	4,450,930	4,159,925
Bath & Body Works 6.875% 11/1/35	6,070,000	6,154,695
Lithia Motors
144A 3.875% 6/1/29 #	1,666,000	1,506,379
144A 4.375% 1/15/31 #	1,271,000	1,156,673
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	4,037,000	3,875,399
Michaels 144A 5.25% 5/1/28 #	2,801,000	2,216,515
Murphy Oil USA
144A 3.75% 2/15/31 #	4,480,000	3,906,268
4.75% 9/15/29	985,000	934,371
PetSmart 144A 7.75% 2/15/29 #	5,149,000	5,013,313
		28,923,538
Services — 4.13%
ADT Security 144A 4.875% 7/15/32 #	8,935,000	8,274,659
CDW 3.569% 12/1/31	6,715,000	5,964,196
GFL Environmental 144A 6.75% 1/15/31 #	2,835,000	2,924,390
Staples 144A 7.50% 4/15/26 #	4,531,000	4,219,459
United Rentals North America 3.875% 2/15/31	4,440,000	4,039,512
White Cap Buyer 144A 6.875% 10/15/28 #	4,435,000	4,298,676
White Cap Parent 144A PIK 8.25% 3/15/26 #, >	3,126,000	3,115,569
		32,836,461
Technology & Electronics — 4.11%
Clarios Global 144A 8.50% 5/15/27 #	3,765,000	3,785,184
CommScope Technologies 144A 6.00% 6/15/25 #	4,237,000	3,457,138
Entegris Escrow
144A 4.75% 4/15/29 #	2,121,000	2,045,829
144A 5.95% 6/15/30 #	5,825,000	5,796,474
Micron Technology 5.875% 9/15/33	3,740,000	3,891,908
NCR Voyix
144A 5.00% 10/1/28 #	2,287,000	2,164,184
144A 5.125% 4/15/29 #	2,797,000	2,661,965
144A 5.25% 10/1/30 #	1,202,000	1,105,409
Seagate HDD Cayman
5.75% 12/1/34	2,155,000	2,073,400
144A 8.25% 12/15/29 #	1,965,000	2,120,750
Sensata Technologies 144A 4.00% 4/15/29 #	3,805,000	3,540,268
		32,642,509
Telecommunications — 6.96%
Altice France
144A 5.125% 7/15/29 #	2,375,000	1,850,978
144A 5.50% 10/15/29 #	1,292,000	1,014,717
Altice France Holding 144A 6.00% 2/15/28 #	8,315,000	4,001,214
Connect Finco 144A 6.75% 10/1/26 #	8,039,000	7,997,879
79

Schedules of investments

Delaware Ivy VIP High Income

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Telecommunications (continued)
Consolidated Communications
144A 5.00% 10/1/28 #	2,639,000	$2,166,843
144A 6.50% 10/1/28 #	7,638,000	6,625,965
Digicel International Finance 144A 8.75% 5/25/24 #	4,031,000	3,774,185
Frontier Communications Holdings
144A 5.00% 5/1/28 #	745,000	689,197
144A 5.875% 10/15/27 #	3,836,000	3,709,148
5.875% 11/1/29	1,011,498	855,858
144A 6.00% 1/15/30 #	805,000	687,662
144A 6.75% 5/1/29 #	3,287,000	2,942,680
144A 8.75% 5/15/30 #	1,080,000	1,111,869
Northwest Fiber 144A 4.75% 4/30/27 #	6,187,000	5,913,504
Sable International Finance 144A 5.75% 9/7/27 #	5,893,000	5,572,067
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #	4,395,000	3,928,607
VZ Secured Financing 144A 5.00% 1/15/32 #	2,805,000	2,398,125
		55,240,498
Transportation — 2.44%
Air Canada 144A 3.875% 8/15/26 #	8,105,000	7,748,540
Azul Secured Finance
144A 11.50% 5/28/29 #	1,198,618	1,017,329
144A 11.93% 8/28/28 #	4,390,000	4,545,507
Grupo Aeromexico 144A 8.50% 3/17/27 #	6,240,000	6,027,764
		19,339,140
Total Corporate Bonds (cost $636,361,750)		616,853,144

Loan Agreements — 11.32%
Advantage Sales & Marketing Tranche B-1 10.176% (SOFR01M + 4.76%) 10/28/27 •	4,432,879	4,409,677
Amynta Agency Borrower 9.606% (SOFR01M + 4.25%) 2/28/28 •	7,301,700	7,322,561
Applied Systems 2nd Lien 12.098% (SOFR01M + 6.75%) 9/17/27 •	4,121,112	4,152,878
Bausch & Lomb 8.71% (SOFR01M + 3.35%) 5/10/27 •	3,895,227	3,862,971
Clarios Global 9.106% (SOFR01M + 3.75%) 5/6/30 •	3,760,575	3,772,327
CNT Holdings I 2nd Lien 12.176% (SOFR03M + 6.75%) 11/6/28 •	2,060,000	2,079,312
Commscope 8.72% (SOFR01M + 3.36%) 4/6/26 •	2,027,799	1,816,359
CP Atlas Buyer Tranche B 9.206% (SOFR01M + 3.85%) 11/23/27 •	2,607,138	2,571,616
Foresight Energy Operating Tranche A 13.448% (SOFR03M + 8.10%) 6/30/27 •	1,248,234	1,217,028
Form Technologies Tranche B 9.988% (SOFR03M + 4.60%) 7/22/25 •	10,510,944	9,775,178
Guardian US Holdco 9.348% (SOFR03M + 4.00%) 1/31/30 •	3,025,795	3,039,411
Hexion Holdings 1st Lien 10.022% (SOFR03M + 4.65%) 3/15/29 •	891,425	859,111
Hexion Holdings 2nd Lien 13.203% (SOFR01M + 7.85%) 3/15/30 •	4,965,000	4,232,662
HUB International 9.662% (SOFR03M + 4.25%) 6/20/30 •	1,383,878	1,391,950
Hunter Douglas Holding Tranche B-1 8.88% (SOFR03M + 3.50%) 2/26/29 •	2,047,889	2,044,690
INDICOR Tranche B 9.348% (SOFR03M + 4.00%) 11/22/29 •	6,778,860	6,805,339
MLN US HoldCo 1st Lien 12.195% (SOFR03M + 6.80%) 10/18/27 •	8,256,075	1,651,215
MLN US HoldCo Tranche B 14.745% (SOFR03M + 9.35%) 10/18/27 •	2,336,000	303,680
Northwest Fiber 1st Lien Tranche B-2 9.243% (SOFR03M + 3.86%) 4/30/27 •	1,917,503	1,918,253
Parkway Generation Tranche B 10.395% (SOFR03M + 5.01%) 2/16/29 •	1,724,082	1,662,122
Parkway Generation Tranche C 10.395% (SOFR03M + 5.01%) 2/16/29 •	216,531	208,749
PMHC II 9.807% (SOFR03M + 4.40%) 4/23/29 •	858,480	825,214
Pre Paid Legal Services 2nd Lien 12.47% (SOFR01M + 7.11%) 12/14/29 •	990,000	905,850
SPX Flow 9.956% (SOFR01M + 4.60%) 4/5/29 •	4,082,570	4,100,431
Swf Holdings I 9.47% (SOFR01M + 4.11%) 10/6/28 •	4,187,367	3,740,366
UKG 2nd Lien 10.764% (SOFR03M + 5.35%) 5/3/27 •	7,900,000	7,932,919
Vantage Specialty Chemicals 1st Lien 10.108% (SOFR01M + 4.75%) 10/26/26 •	7,525,844	7,281,254
Total Loan Agreements (cost $98,224,488)		89,883,123
80

	Number of shares	Value (US $)
Common Stocks — 1.62%
Basic Industry — 0.48%
BIS Industries Holdings =, †	1,604,602	$0
Foresight Energy =, †	185,515	3,780,807
Westmoreland Coal =, †	573	1,002
		3,781,809
Consumer Discretionary — 0.70%
Studio City International Holdings †	581,459	3,767,854
Studio City International Holdings ADR †	276,139	1,789,381
		5,557,235
Consumer Goods — 0.00%
ASG Warrant =, †	1,200	0
		0
Energy — 0.00%
Sabine Oil & Gas Holdings =, †	263	326
		326
Financial Services — 0.37%
New Cotai =, †	3,072,567	2,958,752
		2,958,752
Retail — 0.07%
True Religion Apparel =, †	23	579,628
		579,628
Utilities — 0.00%
Larchmont Resources =, †	1,007	11,752
		11,752
Total Common Stocks (cost $40,408,048)		12,889,502

Preferred Stock — 0.01%
True Religion Apparel 6.25% =, ω	24	119,120
Total Preferred Stock (cost $392,060)		119,120

Exchange-Traded Funds — 3.96%
Invesco Senior Loan ETF	424,157	8,983,645
iShares iBoxx High Yield Corporate Bond ETF	290,000	22,443,100
Total Exchange-Traded Funds (cost $33,375,159)		31,426,745

Warrants — 0.02%
California Resources †	7,744	150,079
Total Warrants (cost $673,784)		150,079

Short-Term Investments — 2.75%
Money Market Mutual Funds — 2.75%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	5,457,248	5,457,248
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	5,457,248	5,457,248
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	5,457,247	5,457,247
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	5,457,248	5,457,248
Total Short-Term Investments (cost $21,828,991)		21,828,991
Total Value of Securities—98.40% (cost $834,652,223)		$781,541,995
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
>>	PIK. 100% of the income received was in the form of principal.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $498,789,827, which represents 62.80% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”
>	PIK. 100% of the income received was in the form of cash.
‡	Non-income producing security. Security is currently in default.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
81

Schedules of investments

Delaware Ivy VIP High Income

•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
†	Non-income producing security.
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

PIK – Payment-in-kind

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

82

Delaware Ivy VIP International Core Equity

December 31, 2023

	Number of shares	Value (US $)
Common Stocks – 95.62%Δ
Austria – 1.83%
Mondi	604,289	$11,842,701
		11,842,701
Brazil – 5.86%
Banco do Brasil	1,631,822	18,607,259
MercadoLibre †	12,324	19,367,659
		37,974,918
Canada – 2.96%
Dollarama	266,341	19,193,919
		19,193,919
China – 8.04%
Alibaba Group Holding ADR	97,801	7,580,556
Budweiser Brewing 144A #	4,739,600	8,874,041
China Mengniu Dairy †	2,573,000	6,919,767
H World Group ADR	365,451	12,220,681
JD.com ADR	268,509	7,757,225
SITC International Holdings	1,768,000	3,052,141
Tencent Holdings	150,200	5,647,528
		52,051,939
Denmark – 3.89%
Genmab †	34,002	10,851,113
Novo Nordisk Class B	138,557	14,324,143
		25,175,256
France – 14.24%
Airbus	113,089	17,450,778
BNP Paribas	196,343	13,566,561
L’Oreal	15,742	7,831,567
LVMH Moet Hennessy Louis
Vuitton	16,281	13,185,294
Thales	107,762	15,935,209
TotalEnergies	198,236	13,480,706
Vinci	85,560	10,739,416
		92,189,531
Germany – 7.53%
Deutsche Telekom	713,116	17,122,566
Heidelberg Materials	73,112	6,532,829
HelloFresh †	206,409	3,260,751
SAP	94,858	14,606,135
Siemens	38,549	7,231,144
		48,753,425
Hong Kong – 1.54%
Prudential	883,557	9,991,876
		9,991,876
India – 7.25%
Axis Bank	964,456	12,775,772
Bharti Airtel	732,452	9,085,481
ICICI Bank	1,112,044	13,318,268
NTPC	3,155,098	11,797,434
		46,976,955
Ireland – 0.59%
Experian	93,306	3,808,218
		3,808,218
Japan – 12.34%
Asahi Group Holdings	340,500	12,697,511
Mitsubishi UFJ Financial Group	1,885,400	16,199,731
Mitsui Chemicals	331,100	9,820,285
Renesas Electronics †	861,200	15,568,786
Seven & i Holdings	288,200	11,436,021
Tokio Marine Holdings	566,722	14,184,127
		79,906,461
Netherlands – 7.38%
Adyen 144A #, †	9,171	11,811,038
ASML Holding	14,453	10,876,789
ING Groep	827,474	12,355,865
Shell	386,750	12,723,189
		47,766,881
Republic of Korea – 3.46%
LG	99,189	6,591,526
Samsung Electronics	260,302	15,799,509
		22,391,035
Singapore – 0.71%
Sea ADR †	112,945	4,574,273
		4,574,273
Spain – 2.14%
Banco Bilbao Vizcaya Argentaria	1,530,473	13,898,367
		13,898,367
Switzerland – 3.14%
Alcon	179,748	14,041,914
Nestle	54,294	6,294,760
		20,336,674
Taiwan – 2.45%
Taiwan Semiconductor
Manufacturing	822,000	15,882,635
		15,882,635
United Kingdom – 5.46%
AstraZeneca ADR	155,148	10,449,218
Haleon	2,297,747	9,420,561
HSBC Holdings	884,026	7,160,965
Reckitt Benckiser Group	120,688	8,337,854
		35,368,598
United States – 4.81%
Freshworks Class A †	157,330	3,695,682
83

Schedules of investments

Delaware Ivy VIP International Core Equity

	Number of shares	Value (US $)
Common StocksΔ (continued)
United States (continued)
Newmont	198,339	$8,209,512
Schlumberger	62,629	3,259,213
Seagate Technology Holdings	38,099	3,252,511
Stellantis	545,304	12,729,044
		31,145,962
Total Common Stocks (cost $584,933,888)		619,229,624

Preferred Stocks – 2.38%Δ
Brazil – 1.57%
Petroleo Brasileiro 8.19% ω	1,322,160	10,136,125
		10,136,125
Germany – 0.81%
Sartorius 0.45% ω	14,311	5,264,103
		5,264,103
Total Preferred Stocks (cost $13,073,565)		15,400,228

Short-Term Investments – 1.97%
Money Market Mutual Funds – 1.97%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	3,183,292	3,183,292
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	3,183,291	3,183,291
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	3,183,292	3,183,292
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	3,183,292	3,183,292
Total Short-Term Investments (cost $12,733,167)		12,733,167
Total Value of Securities-99.97% (cost $610,740,620)		$647,363,019
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 53 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $20,685,079, which represents 3.19% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

84

Delaware Ivy VIP Mid Cap Growth

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 99.71%t
Communication Services — 5.64%
Pinterest Class A †	505,999	$18,742,203
Trade Desk Class A †	142,964	10,287,689
		29,029,892
Consumer Discretionary — 10.51%
Floor & Decor Holdings Class A †	101,305	11,301,586
Fox Factory Holding †	31,168	2,103,217
Levi Strauss & Co. Class A	328,599	5,435,027
Lululemon Athletica †	11,118	5,684,522
National Vision Holdings †	167,177	3,499,015
On Holding Class A †	268,767	7,248,646
Pool	27,907	11,126,800
Vail Resorts	35,832	7,649,057
		54,047,870
Consumer Staples — 2.37%
Brown-Forman Class B	128,233	7,322,104
Casey’s General Stores	9,577	2,631,185
Celsius Holdings †	41,310	2,252,221
		12,205,510
Financials — 5.06%
Blue Owl Capital	146,043	2,176,041
FactSet Research Systems	12,084	5,764,672
Kinsale Capital Group	10,458	3,502,489
MarketAxess Holdings	49,889	14,609,993
		26,053,195
Healthcare — 24.89%
Agilent Technologies	56,743	7,888,979
Align Technology †	22,451	6,151,574
Bio-Techne	117,874	9,095,158
Cooper	22,201	8,401,747
Dexcom †	134,378	16,674,966
Edwards Lifesciences †	92,152	7,026,590
Envista Holdings †	229,187	5,514,239
GE HealthCare Technologies	69,111	5,343,663
IDEXX Laboratories †	19,074	10,587,024
Inspire Medical Systems †	25,438	5,174,852
Intuitive Surgical †	30,764	10,378,543
Ionis Pharmaceuticals †	81,358	4,115,901
Mettler-Toledo International †	4,655	5,646,329
Repligen †	60,499	10,877,720
Veeva Systems Class A †	41,768	8,041,175
West Pharmaceutical Services	20,297	7,146,980
		128,065,440
Industrials — 17.56%
A O Smith	102,187	8,424,296
Copart †	171,523	8,404,627
Fastenal	138,062	8,942,276
Generac Holdings †	66,494	8,593,684
HEICO Class A	68,662	9,780,215
Howmet Aerospace	123,342	6,675,269
Lincoln Electric Holdings	33,447	7,273,385
Paycom Software	33,115	6,845,533
Rollins	126,067	5,505,346
Trex †	106,710	8,834,521
Westinghouse Air Brake Technologies	42,082	5,340,206
WillScot Mobile Mini Holdings †	128,775	5,730,487
		90,349,845
Information Technology — 27.64%
Coherent †	155,239	6,757,554
Crowdstrike Holdings Class A †	40,723	10,397,396
DoubleVerify Holdings †	154,427	5,679,825
HubSpot †	12,851	7,460,520
Keysight Technologies †	45,864	7,296,504
Lattice Semiconductor †	81,007	5,588,673
Littelfuse	22,892	6,124,984
Microchip Technology	111,346	10,041,182
MongoDB †	10,655	4,356,297
Monolithic Power Systems	22,267	14,045,578
Novanta †	41,241	6,945,397
Teradyne	96,820	10,506,906
Trimble †	137,258	7,302,126
Tyler Technologies †	24,014	10,040,734
Universal Display	54,438	10,411,812
Workday Class A †	25,474	7,032,352
Workiva †	65,823	6,683,009
Zebra Technologies Class A †	20,180	5,515,799
		142,186,648
Materials — 1.53%
Martin Marietta Materials	15,772	7,868,809
		7,868,809
Real Estate — 4.51%
CoStar Group †	265,291	23,183,780
		23,183,780
Total Common Stocks (cost $413,539,210)		512,990,989

Short-Term Investments — 0.34%
Money Market Mutual Funds — 0.34%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	438,036	438,036
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	438,037	438,037
85

Schedules of investments

Delaware Ivy VIP Mid Cap Growth

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	438,037	$438,037
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	438,036	438,036
Total Short-Term Investments (cost $1,752,146)		1,752,146
Total Value of Securities—100.05% (cost $415,291,356)		$514,743,135
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

86

Delaware Ivy VIP Natural Resources

December 31, 2023

	Number of shares	Value (US $)
Closed-Ended Trust — 2.76%
Sprott Physical Uranium Trust †	119,360	$2,545,650
Total Closed-Ended Trust (cost $1,577,188)		2,545,650

Common Stocks — 96.63%
Agricultural Products — 6.10%
Archer-Daniels-Midland	25,120	1,814,166
Bunge Global	18,109	1,828,104
Darling Ingredients †	39,806	1,983,931
		5,626,201
Aluminum — 2.64%
Alcoa	71,581	2,433,754
		2,433,754
Construction & Engineering — 2.84%
Arcosa	31,749	2,623,737
		2,623,737
Copper — 2.06%
ERO Copper †	120,320	1,902,346
		1,902,346
Diversified Metals & Mining — 13.30%
Anglo American	122,819	3,084,999
China Metal Recycling Holdings =, †	1,900,000	0
Glencore	766,207	4,610,744
Hudbay Minerals	458,846	2,532,830
Lifezone Metals †	40,050	362,052
MP Materials †	84,953	1,686,317
		12,276,942
Electrical Components & Equipment — 1.89%
GrafTech International	319,141	698,919
Sunrun †	53,082	1,042,000
		1,740,919
Fertilizers & Agricultural Chemicals — 7.78%
CF Industries Holdings	55,138	4,383,471
Nutrien	49,576	2,792,616
		7,176,087
Forest Products — 3.56%
Louisiana-Pacific	25,793	1,826,918
West Fraser Timber	17,072	1,460,535
		3,287,453
Gold — 15.33%
Endeavour Mining	91,794	2,055,782
Kinross Gold	545,232	3,298,654
Newmont	122,880	5,086,003
Wheaton Precious Metals	75,047	3,702,819
		14,143,258
Heavy Electrical Equipment — 1.02%
Net Power †	52,112	526,331
NuScale Power †	125,742	413,691
		940,022
Integrated Oil & Gas — 11.52%
BP ADR	73,720	2,609,688
Shell	167,501	5,490,285
Unit	58,595	2,530,132
		10,630,105
Oil & Gas Drilling — 1.47%
Valaris †	19,803	1,357,892
		1,357,892
Oil & Gas Equipment & Services — 2.46%
Schlumberger	43,567	2,267,227
		2,267,227
Oil & Gas Exploration & Production — 12.40%
Chesapeake Energy	42,066	3,236,558
Chord Energy	8,427	1,400,820
Kimbell Royalty Partners	170,903	2,572,090
Parex Resources	53,372	1,004,967
Permian Resources	119,892	1,630,531
Tourmaline Oil	35,613	1,601,584
		11,446,550
Oil & Gas Refining & Marketing — 4.27%
Valero Energy	30,290	3,937,700
		3,937,700
Oil & Gas Storage & Transportation — 0.47%
Euronav	24,648	434,546
		434,546
Paper Products — 1.55%
Sylvamo	29,040	1,426,155
		1,426,155
REIT Specialty — 3.52%
Weyerhaeuser	93,349	3,245,745
		3,245,745
Renewable Electricity — 0.53%
Spruce Power Holding †	111,115	491,128
		491,128
Specialty Chemicals — 1.92%
Corteva	37,050	1,775,436
		1,775,436
Total Common Stocks (cost $97,735,242)		89,163,203

Short-Term Investments — 1.78%
Money Market Mutual Funds — 1.78%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	411,488	411,488
87

Schedules of investments

Delaware Ivy VIP Natural Resources

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	411,488	$411,488
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	411,488	411,488
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	411,489	411,489
Total Short-Term Investments (cost $1,645,953)		1,645,953
Total Value of Securities—101.17% (cost $100,958,383)		$93,354,806
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

88

Delaware Ivy VIP Science and Technology

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 95.32%t
Communication Services — 19.07%
Meta Platforms Class A †	112,620	$39,862,975
Netflix †	30,832	15,011,484
Pinterest Class A †	803,768	29,771,567
Take-Two Interactive Software †	48,347	7,781,450
T-Mobile US	99,560	15,962,455
		108,389,931
Consumer Discretionary — 7.07%
Amazon.com †	179,658	27,297,237
DraftKings Class A †	172,558	6,082,669
Luminar Technologies †	663,455	2,235,843
MercadoLibre †	2,900	4,557,466
		40,173,215
Healthcare — 4.72%
Intuitive Surgical †	30,514	10,294,203
Ionis Pharmaceuticals †	125,791	6,363,767
Repligen †	27,469	4,938,926
West Pharmaceutical Services	14,919	5,253,278
		26,850,174
Industrials — 2.34%
Copart †	118,898	5,826,002
WNS Holdings ADR †	118,311	7,477,255
		13,303,257
Information Technology — 62.12%
Advanced Micro Devices †	68,247	10,060,290
Ambarella †	124,143	7,608,724
Analog Devices	46,212	9,175,855
Apple	107,870	20,768,211
Arista Networks †	15,470	3,643,340
ARM Holdings ADR †	99,930	7,509,240
ASML Holding	25,827	19,548,973
Autodesk †	43,404	10,568,006
Broadcom	22,912	25,575,520
Cadence Design Systems †	57,642	15,699,951
Intuit	27,346	17,092,070
Keysight Technologies †	29,542	4,699,837
Lam Research	24,576	19,249,398
Microchip Technology	101,985	9,197,007
Micron Technology	130,071	11,100,259
Microsoft	136,540	51,344,502
NVIDIA	64,432	31,908,015
ON Semiconductor †	116,068	9,695,160
Seagate Technology Holdings	331,753	28,321,754
Shopify Class A †	66,132	5,151,683
Universal Display	16,683	3,190,791
Workday Class A †	59,288	16,367,045
Zebra Technologies Class A †	57,018	15,584,730
		353,060,361
Total Common Stocks (cost $403,760,795)		541,776,938

Short-Term Investments — 4.89%
Money Market Mutual Funds — 4.89%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	6,939,975	6,939,975
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	6,939,975	6,939,975
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	6,939,972	6,939,972
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	6,939,974	6,939,974
Total Short-Term Investments (cost $27,759,896)		27,759,896
Total Value of Securities—100.21% (cost $431,520,691)		$569,536,834
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

89

Schedules of investments

Delaware Ivy VIP Small Cap Growth

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 98.17%
Communication Services — 1.88%
IMAX †	155,376	$2,333,748
Iridium Communications	38,871	1,599,930
		3,933,678
Consumer Discretionary — 14.82%
Abercrombie & Fitch Class A †	34,409	3,035,562
Acushnet Holdings	16,795	1,060,940
Boot Barn Holdings †	24,360	1,869,874
First Watch Restaurant Group †	93,126	1,871,833
Installed Building Products	11,408	2,085,610
Light & Wonder †	33,643	2,762,427
Meritage Homes	23,889	4,161,464
Red Rock Resorts Class A	85,173	4,542,276
Texas Roadhouse	26,350	3,220,760
Visteon †	22,773	2,844,348
Wingstop	13,938	3,576,212
		31,031,306
Consumer Staples — 4.30%
BellRing Brands †	63,833	3,538,263
elf Beauty †	18,652	2,692,230
MGP Ingredients	28,139	2,772,254
		9,002,747
Energy — 2.65%
Cactus Class A	51,289	2,328,520
SM Energy	13,687	529,961
Weatherford International †	27,571	2,697,271
		5,555,752
Financials — 6.16%
Flywire †	141,650	3,279,197
Houlihan Lokey	35,104	4,209,321
Kinsale Capital Group	7,993	2,676,936
Shift4 Payments Class A †	36,660	2,725,304
		12,890,758
Healthcare — 20.62%
Acadia Healthcare †	39,599	3,079,218
ANI Pharmaceuticals †	22,248	1,226,755
Axonics †	48,067	2,991,209
CryoPort †	107,341	1,662,712
Evolent Health Class A †	106,522	3,518,422
Halozyme Therapeutics †	62,251	2,300,797
Harmony Biosciences Holdings †	56,286	1,818,038
HealthEquity †	29,353	1,946,104
Insmed †	103,630	3,211,494
Integer Holdings †	23,723	2,350,475
Intra-Cellular Therapies †	15,559	1,114,335
NeoGenomics †	103,020	1,666,864
Option Care Health †	95,053	3,202,335
Progyny †	142,660	5,304,099
TransMedics Group †	48,615	3,837,182
Vericel †	110,935	3,950,395
		43,180,434
Industrials — 21.47%
AeroVironment †	14,029	1,768,215
CBIZ †	93,730	5,866,561
Chart Industries †	12,597	1,717,349
Clean Harbors †	23,902	4,171,138
EnerSys	27,614	2,787,909
Federal Signal	68,872	5,285,237
Kirby †	37,822	2,968,271
Legalzoom.com †	186,877	2,111,710
Parsons †	92,904	5,826,010
Paycor HCM †	177,583	3,834,017
SiteOne Landscape Supply †	25,918	4,211,675
Trex †	24,484	2,027,030
Verra Mobility †	104,151	2,398,598
		44,973,720
Information Technology — 24.13%
Advanced Energy Industries	22,671	2,469,325
Allegro MicroSystems †	108,439	3,282,448
Belden	20,509	1,584,320
Box Class A †	49,569	1,269,462
Braze Class A †	29,330	1,558,303
Calix †	57,868	2,528,253
CyberArk Software †	35,000	7,666,750
DoubleVerify Holdings †	122,243	4,496,098
Harmonic †	127,355	1,660,709
Instructure Holdings †	98,463	2,659,486
Onto Innovation †	26,304	4,021,882
Power Integrations	12,622	1,036,392
Rambus †	58,153	3,968,942
Sprout Social Class A †	88,145	5,415,629
Super Micro Computer †	7,264	2,064,865
Tenable Holdings †	91,422	4,210,897
Varonis Systems †	14,107	638,765
		50,532,526
Materials — 2.14%
ATI †	98,721	4,488,844
		4,488,844
Total Common Stocks (cost $195,503,863)		205,589,765

Exchange-Traded Fund — 1.05%
iShares Russell 2000 Growth ETF	8,770	2,211,969
Total Exchange-Traded Fund (cost $1,950,835)		2,211,969

Short-Term Investments — 0.96%
Money Market Mutual Funds — 0.96%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	500,796	500,796
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	500,796	500,796
90

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	500,796	$500,796
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	500,796	500,796
Total Short-Term Investments (cost $2,003,184)		2,003,184
Total Value of Securities—100.18% (cost $199,457,882)		$209,804,918
†	Non-income producing security.

Summary of abbreviations:

ETF – Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

91

Schedules of investments

Delaware Ivy VIP Smid Cap Core

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 98.36%
Basic Materials — 7.57%
Beacon Roofing Supply †	30,321	$2,638,534
Boise Cascade	24,949	3,227,403
Huntsman	115,669	2,906,762
Kaiser Aluminum	15,828	1,126,795
Minerals Technologies	35,852	2,556,606
Reliance Steel & Aluminum	10,643	2,976,634
Westrock	37,464	1,555,505
		16,988,239
Business Services — 5.19%
ABM Industries	32,923	1,475,938
Aramark	49,441	1,389,292
ASGN †	22,405	2,154,689
Casella Waste Systems Class A †	13,523	1,155,676
Clean Harbors †	10,795	1,883,835
Vestis	24,721	522,602
WillScot Mobile Mini Holdings †	69,198	3,079,311
		11,661,343
Capital Goods — 10.70%
Ameresco Class A †	22,651	717,357
Applied Industrial Technologies	4,401	760,009
Carlisle	7,202	2,250,121
Chart Industries †	8,439	1,150,489
Coherent †	34,329	1,494,341
Federal Signal	24,530	1,882,432
Gates Industrial †	45,441	609,818
Graco	20,513	1,779,708
Kadant	4,776	1,338,761
KBR	34,918	1,934,806
Lincoln Electric Holdings	13,054	2,838,723
Quanta Services	6,148	1,326,738
Tetra Tech	10,158	1,695,675
WESCO International	15,226	2,647,497
Zurn Elkay Water Solutions	54,082	1,590,552
		24,017,027
Consumer Discretionary — 5.31%
BJ’s Wholesale Club Holdings †	24,917	1,660,967
Dick’s Sporting Goods	19,513	2,867,435
Five Below †	14,520	3,095,083
Malibu Boats Class A †	28,503	1,562,535
Steven Madden	65,405	2,747,010
		11,933,030
Consumer Services — 2.39%
Brinker International †	30,310	1,308,785
Jack in the Box	10,568	862,666
Texas Roadhouse	16,221	1,982,693
Wendy’s	62,581	1,219,078
		5,373,222
Consumer Staples — 3.35%
Casey’s General Stores	9,649	2,650,966
Helen of Troy †	8,555	1,033,530
J & J Snack Foods	10,938	1,828,177
YETI Holdings †	38,832	2,010,721
		7,523,394
Credit Cyclicals — 3.12%
BorgWarner	40,510	1,452,284
KB Home	20,846	1,302,041
La-Z-Boy	28,019	1,034,461
Taylor Morrison Home †	24,450	1,304,408
Toll Brothers	18,550	1,906,754
		6,999,948
Energy — 4.22%
Chesapeake Energy	43,653	3,358,662
Liberty Energy	194,204	3,522,861
Southwestern Energy †	395,250	2,588,887
		9,470,410
Financials — 13.23%
Axis Capital Holdings	34,807	1,927,264
Columbia Banking System	82,611	2,204,062
East West Bancorp	46,662	3,357,331
Essent Group	39,605	2,088,768
Hamilton Lane Class A	18,346	2,081,170
Kemper	44,172	2,149,851
Primerica	14,817	3,048,746
Reinsurance Group of America	16,307	2,638,146
SouthState	22,787	1,924,362
Stifel Financial	37,320	2,580,678
Valley National Bancorp	139,522	1,515,209
Webster Financial	52,187	2,649,012
WSFS Financial	33,375	1,532,914
		29,697,513
Healthcare — 14.13%
Amicus Therapeutics †	91,713	1,301,407
Apellis Pharmaceuticals †	26,992	1,615,741
Azenta †	20,268	1,320,258
Bio-Techne	22,007	1,698,060
Blueprint Medicines †	21,965	2,026,052
Catalent †	23,208	1,042,735
Encompass Health	25,156	1,678,408
Exact Sciences †	18,448	1,364,783
Halozyme Therapeutics †	40,817	1,508,596
ICON †	2,303	651,910
Insmed †	49,233	1,525,731
Inspire Medical Systems †	6,564	1,335,314
Intra-Cellular Therapies †	16,688	1,195,195
Lantheus Holdings †	20,356	1,262,072
Ligand Pharmaceuticals †	15,806	1,128,865
Natera †	30,043	1,881,893
Neurocrine Biosciences †	19,943	2,627,690
OmniAb 12.5 =, †	3,815	0
OmniAb 15 =, †	3,815	0
QuidelOrtho †	11,363	837,453
Repligen †	9,907	1,781,279
Shockwave Medical †	7,579	1,444,254
Supernus Pharmaceuticals †	38,006	1,099,894
92

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
Travere Therapeutics †	47,587	$427,807
Ultragenyx Pharmaceutical †	20,111	961,708
		31,717,105
Media — 1.69%
IMAX †	64,367	966,793
Interpublic Group	56,153	1,832,834
Nexstar Media Group	6,295	986,741
		3,786,368
Real Estate Investment Trusts — 6.86%
Brixmor Property Group	95,134	2,213,768
Camden Property Trust	22,789	2,262,720
EastGroup Properties	10,190	1,870,273
First Industrial Realty Trust	53,439	2,814,632
Jones Lang LaSalle †	7,448	1,406,704
Kite Realty Group Trust	87,494	2,000,113
National Storage Affiliates Trust	42,133	1,747,255
Physicians Realty Trust	81,778	1,088,465
		15,403,930
Technology — 15.45%
Atkore †	5,437	869,920
Box Class A †	31,605	809,404
DoubleVerify Holdings †	41,894	1,540,861
Dynatrace †	34,821	1,904,361
ExlService Holdings †	71,817	2,215,554
Guidewire Software †	17,179	1,873,198
MACOM Technology Solutions Holdings †	22,758	2,115,356
MaxLinear †	42,388	1,007,563
Procore Technologies †	21,630	1,497,229
PTC †	20,681	3,618,348
Q2 Holdings †	35,114	1,524,299
Rapid7 †	15,728	898,069
Regal Rexnord	10,313	1,526,530
Semtech †	48,208	1,056,237
Silicon Laboratories †	11,115	1,470,181
Smartsheet Class A †	35,728	1,708,513
Sprout Social Class A †	14,928	917,176
SPS Commerce †	2,959	573,573
Tyler Technologies †	1,085	453,660
Varonis Systems †	44,640	2,021,299
WNS Holdings ADR †	29,315	1,852,708
Workiva †	10,042	1,019,564
Yelp †	33,206	1,571,972
Ziff Davis †	9,756	655,506
		34,701,081
Transportation — 3.53%
Allegiant Travel	9,469	782,234
ArcBest	3,488	419,293
Kirby †	27,861	2,186,531
Knight-Swift Transportation Holdings	35,683	2,057,125
Saia †	904	396,151
Werner Enterprises	38,132	1,615,653
XPO †	5,380	471,234
		7,928,221
Utilities — 1.62%
Black Hills	32,313	1,743,286
Spire	30,444	1,897,879
		3,641,165
Total Common Stocks (cost $210,948,338)		220,841,996

Short-Term Investments — 1.70%
Money Market Mutual Funds — 1.70%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	952,493	952,493
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	952,495	952,495
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	952,495	952,495
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	952,495	952,495
Total Short-Term Investments (cost $3,809,978)		3,809,978
Total Value of Securities—100.06% (cost $214,758,316)		$224,651,974
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

93

Statements of assets and liabilities

December 31, 2023

	Delaware Ivy VIP Asset StrategyΦ	Delaware Ivy VIP Balanced	Delaware Ivy VIP Energy	Delaware Ivy VIP Growth
Assets:
Investments of unaffiliated issuers, at value*	$550,933,926	$215,290,925	$87,826,298	$699,385,907
Investments of affiliated issuers, at value**	—	—	—	—
Bullion at value‡	24,683,068	—	—	—
Foreign currencies, at valueΔ	537,267	90,352	—	—
Cash	—	3,628	—	501
Cash collateral due from brokers	658,062	228,208	—	—
Receivable for securities sold	1,531,789	—	—	—
Dividend and interest receivable	1,521,928	757,946	38,342	173,904
Foreign tax reclaims receivable	311,719	11,902	40,765	16,741
Variation margin due from broker on futures contracts	24,020	12,865	—	—
Receivable for portfolio shares sold	16,900	5,438	17,115	68,035
Prepaid expenses	1,832	648	—	2,124
Variation margin due from broker on centrally cleared credit default swap contracts	852	379	—	—
Other assets	1,443	682	123	2,256
Total Assets	580,222,806	216,402,973	87,922,643	699,649,468
Liabilities:
Due to custodian	1,486,849	—	—	—
Investment management fees payable to affiliates	784,652	294,395	62,136	412,898
Accrued capital gains taxes on appreciated securities	550,715	—	—	—
Payable for portfolio shares redeemed	360,357	92,043	21,793	326,719
Administration expenses payable to affiliates	140,017	65,310	9,767	173,499
Distribution fees payable to affiliates	120,826	45,213	18,176	147,464
Unrealized depreciation on forward foreign currency exchange contracts	54,721	22,532	—	—
Other accrued expenses	52,662	73,716	63,598	51,432
Payable for securities purchased	—	—	1,579,781	—
Total Liabilities	3,550,799	593,209	1,755,251	1,112,012
Total Net Assets	$576,672,007	$215,809,764	$86,167,392	$698,537,456

Net Assets Consist of:
Paid-in capital	$554,589,713	$204,246,370	$95,312,958	$341,406,027
Total distributable earnings (loss)	22,082,294	11,563,394	(9,145,566)	357,131,429
Total Net Assets	$576,672,007	$215,809,764	$86,167,392	$698,537,456
94

	Delaware Ivy VIP Asset StrategyΦ	Delaware Ivy VIP Balanced	Delaware Ivy VIP Energy	Delaware Ivy VIP Growth
Net Asset Value

Class I:
Net assets	$1,179,339	$—	$471,732	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	134,618	—	92,710	—
Net asset value per share	$8.76	$—	$5.09	$—

Class II:
Net assets	$575,492,668	$215,809,764	$85,695,660	$698,537,456
Shares of beneficial interest outstanding, unlimited authorization, no par	65,669,848	39,990,033	16,816,855	70,392,280
Net asset value per share	$8.76	$5.40	$5.10	$9.92

*Investments of unaffiliated issuers, at cost	$494,661,035	$201,899,930	$86,413,658	$436,179,833
**Investments of affiliated issuers, at cost	30,599,717	—	—	—
‡Bullion, at cost	14,475,188	—	—	—
ΔForeign currencies, at cost	525,154	87,165	—	—
Φ	Consolidated statement of assets and liabilities

See accompanying notes, which are an integral part of the financial statements.

95

Statements of assets and liabilities

	Delaware Ivy VIP High Income	Delaware Ivy VIP International Core Equity	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Natural Resources
Assets:
Investments, at value*	$781,541,995	$647,363,019	$514,743,135	$93,354,806
Foreign currencies, at valueΔ	—	97,743	—	—
Cash	235,203	2,051	—	—
Dividend and interest receivable	11,677,261	1,243,452	180,135	46,488
Receivable for securities sold	1,721,621	—	518,025	—
Receivable for portfolio shares sold	107,610	123,779	54,800	25,647
Foreign tax reclaims receivable	7,601	1,447,244	—	23,258
Prepaid expenses	2,437	1,991	1,262	294
Reimbursement from affiliates	—	20,014	—	—
Other assets	2,348	—	1,185	167
Total Assets	795,296,076	650,299,293	515,498,542	93,450,660
Liabilities:
Investment management fees payable to affiliates	409,020	461,686	322,216	65,090
Payable for portfolio shares redeemed	295,155	245,063	261,864	26,694
Distribution fees payable to affiliates	162,766	136,094	85,159	19,144
Administration expenses payable to affiliates	150,109	121,376	60,790	14,546
Other accrued expenses	34,136	68,926	50,323	56,298
Payable for securities purchased	1,236	—	253,081	992,171
Accrued capital gains taxes on appreciated securities	—	1,698,001	—	—
Total Liabilities	1,052,422	2,731,146	1,033,433	1,173,943
Total Net Assets	$794,243,654	$647,568,147	$514,465,109	$92,276,717

Net Assets Consist of:
Paid-in capital	$976,446,636	$600,954,297	$400,630,072	$132,715,182
Total distributable earnings (loss)	(182,202,982)	46,613,850	113,835,037	(40,438,465)
Total Net Assets	$794,243,654	$647,568,147	$514,465,109	$92,276,717
96

	Delaware Ivy VIP High Income	Delaware Ivy VIP International Core Equity	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Natural Resources
Net Asset Value

Class I:
Net assets	$15,459,639	$—	$101,493,447	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	5,216,346	—	9,974,548	—
Net asset value per share	$2.96	$—	$10.18	$—

Class II:
Net assets	$778,784,015	$647,568,147	$412,971,662	$92,276,717
Shares of beneficial interest outstanding, unlimited authorization, no par	263,687,819	40,097,562	41,311,697	19,555,394
Net asset value per share	$2.95	$16.15	$10.00	$4.72

*Investments, at cost	$834,652,223	$610,740,620	$415,291,356	$100,958,383
ΔForeign currencies, at cost	—	98,242	—	—

See accompanying notes, which are an integral part of the financial statements.

97

Statements of assets and liabilities

	Delaware Ivy VIP Science and Technology	Delaware Ivy VIP Small Cap Growth	Delaware Ivy VIP Smid Cap Core
Assets:
Investments, at value*	$569,536,834	$209,804,918	$224,651,974
Cash	—	2,850	—
Dividend and interest receivable	365,069	12,074	171,726
Foreign tax reclaims receivable	95,462	—	—
Receivable for portfolio shares sold	79,444	24,090	28,654
Prepaid expenses	1,611	623	633
Receivable for securities sold	—	395,841	—
Other assets	1,311	878	—
Total Assets	570,079,731	210,241,274	224,852,987
Liabilities:
Payable for portfolio shares redeemed	1,094,899	132,806	54,438
Investment management fees payable to affiliates	401,723	212,418	158,039
Distribution fees payable to affiliates	117,697	39,332	46,482
Other accrued expenses	77,077	27,411	40,628
Administration expenses payable to affiliates	35,327	81,135	35,297
Payable for securities purchased	—	320,362	—
Total Liabilities	1,726,723	813,464	334,884
Total Net Assets	$568,353,008	$209,427,810	$224,518,103

Net Assets Consist of:
Paid-in capital	$411,402,211	$215,088,741	$213,878,319
Total distributable earnings (loss)	156,950,797	(5,660,931)	10,639,784
Total Net Assets	$568,353,008	$209,427,810	$224,518,103
98

	Delaware Ivy VIP Science and Technology	Delaware Ivy VIP Small Cap Growth	Delaware Ivy VIP Smid Cap Core
Net Asset Value

Class I :
Net assets	$2,230,671	$20,156,675	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	95,404	3,445,841	—
Net asset value per share	$23.38	$5.85	$—

Class II:
Net assets	$566,122,337	$189,271,135	$224,518,103
Shares of beneficial interest outstanding, unlimited authorization, no par	24,646,243	32,925,987	19,486,941
Net asset value per share	$22.97	$5.75	$11.52

*Investments, at cost	$431,520,691	$199,457,882	$214,758,316

See accompanying notes, which are an integral part of the financial statements.

99

Statements of operations

Year ended December 31, 2023

	Delaware Ivy VIP Asset StrategyΦ	Delaware Ivy VIP Balanced	Delaware Ivy VIP Energy	Delaware Ivy VIP Growth
Investment Income:
Dividends	$8,043,331	$2,009,100	$6,014,606	$4,819,562
Interest	7,817,148	3,142,680	—	—
Interest from affiliated investments	120,747	—	—	—
Securities lending income	18,571	8,046	62,800	13,583
Foreign tax withheld	(446,053)	(7,565)	(151,915)	(67,105)
	15,553,744	5,152,261	5,925,491	4,766,040

Expenses:
Management fees	3,979,789	1,472,468	843,077	4,841,395
Distribution expenses — Class II	1,418,658	525,881	246,656	1,729,069
Accounting and administration expenses	84,568	46,080	65,731	88,634
Audit and tax fees	53,230	57,520	37,060	38,428
Dividend disbursing and transfer agent fees and expenses	46,789	18,243	5,753	56,856
Legal fees	43,153	14,741	5,305	53,987
Trustees’ fees and expenses	39,397	15,071	36,649	30,767
Custodian fees	32,391	25,880	34,913	14,947
Reports and statements to shareholders expenses	17,246	7,212	4,842	22,096
Other	8,151	32,047	7,241	43,111
	5,723,372	2,215,143	1,287,227	6,919,290
Less expenses waived	(778,559)	—	—	—
Less expenses paid indirectly	(3)	(2)	(2)	(1)
Total operating expenses	4,944,810	2,215,141	1,287,225	6,919,289
Net Investment Income (Loss)	10,608,934	2,937,120	4,638,266	(2,153,249)
100

	Delaware Ivy VIP Asset StrategyΦ	Delaware Ivy VIP Balanced	Delaware Ivy VIP Energy	Delaware Ivy VIP Growth
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*, 1	$(5,784,168)	$(943,289)	$3,692,178	$94,153,830
Affiliated investments	9,220	—	—	—
Foreign currencies	(279,422)	(89)	(8,923)	(3)
Forward foreign currency exchange contracts	(20,026)	(8,246)	—	—
Futures contracts	(995,151)	(309,665)	—	—
Options purchased	(79,911)	(8,610)	—	—
Options written	79,363	30,145	—	—
Swap contracts	49,762	17,354	—	—
Net realized gain (loss)	(7,020,333)	(1,222,400)	3,683,255	94,153,827

Net change in unrealized appreciation (depreciation) on:
Investments[2]	67,107,629	29,315,869	(6,571,434)	130,020,667
Affiliated investments	2,384,726	—	—	—
Foreign currencies	21,258	3,205	(695)	—
Forward foreign currency exchange contracts	(54,721)	(22,532)	—	—
Futures contracts	940,540	268,997	—	—
Swap contracts	(10,140)	(4,459)	—	—
Net change in unrealized appreciation (depreciation)	70,389,292	29,561,080	(6,572,129)	130,020,667
Net Realized and Unrealized Gain (Loss)	63,368,959	28,338,680	(2,888,874)	224,174,494
Net Increase (Decrease) in Net Assets Resulting from Operations	$73,977,893	$31,275,800	$1,749,392	$222,021,245
*	Includes $170,895 in proceeds received from the settlement of class action litigation for Delaware Ivy VIP Balanced.
[1]	Includes $(442,280) capital gains tax paid for Delaware Ivy VIP Asset Strategy.
[2]	Includes $(550,715) capital gains tax accrued for Delaware Ivy VIP Asset Strategy.
Φ	Consolidated statement of operations

See accompanying notes, which are an integral part of the financial statements.

101

Statements of operations

	Delaware Ivy VIP High Income	Delaware Ivy VIP International Core Equity	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Natural Resources
Investment Income:
Interest	$56,622,550	$5,167	$—	$—
Dividends	3,972,620	19,167,666	2,714,262	4,585,780
Securities lending income	272,362	29,206	5,335	56,214
Foreign tax withheld	—	(1,864,199)	—	(53,836)
	60,867,532	17,337,840	2,719,597	4,588,158

Expenses:
Management fees	4,707,623	4,872,443	4,084,718	852,470
Distribution expenses — Class II	1,871,618	1,433,071	956,784	250,726
Accounting and administration expenses	127,048	83,699	124,374	62,335
Legal fees	73,223	39,208	39,511	16,635
Dividend disbursing and transfer agent fees and expenses	62,949	47,128	26,859	4,186
Audit and tax fees	58,167	55,720	36,241	42,343
Trustees’ fees and expenses	43,443	20,003	19,015	32,905
Reports and statements to shareholders expenses	33,594	21,091	18,976	802
Custodian fees	24,271	92,026	30,212	11,286
Other	65,632	30,014	23,521	7,972
	7,067,568	6,694,403	5,360,211	1,281,660
Less expenses waived	—	—	(319,188)	—
Less expenses paid indirectly	(3)	(2)	(2)	(1)
Total operating expenses	7,067,565	6,694,401	5,041,021	1,281,659
Net Investment Income (Loss)	53,799,967	10,643,439	(2,321,424)	3,306,499

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	(45,770,867)	9,275,547	14,499,858	3,886,998
Foreign currencies	(532,122)	(282,800)	—	(17,822)
Forward foreign currency exchange contracts	126,005	—	—	—
Net realized gain (loss)	(46,176,984)	8,992,747	14,499,858	3,869,176

Net change in unrealized appreciation (depreciation) on:
Investments[2]	79,920,137	60,843,194	75,968,057	(6,029,690)
Foreign currencies	(389)	110,200	—	144
Forward foreign currency exchange contracts	(84,180)	—	—	—
Net change in unrealized appreciation (depreciation)	79,835,568	60,953,394	75,968,057	(6,029,546)
Net Realized and Unrealized Gain (Loss)	33,658,584	69,946,141	90,467,915	(2,160,370)
Net Increase (Decrease) in Net Assets Resulting from Operations	$87,458,551	$80,589,580	$88,146,491	$1,146,129
[1]	Includes $(161,256) capital gains tax paid for Delaware Ivy VIP International Core Equity.
[2]	Includes $(1,698,001) capital gains tax accrued for Delaware Ivy VIP International Core Equity.

See accompanying notes, which are an integral part of the financial statements.

102

	Delaware Ivy VIP Science and Technology	Delaware Ivy VIP Small Cap Growth	Delaware Ivy VIP Smid Cap Core
Investment Income:
Dividends	$4,310,124	$1,066,927	$2,958,602
Securities lending income	20,669	11,470	2,950
Foreign tax withheld	(32,566)	—	—
	4,298,227	1,078,397	2,961,552

Expenses:
Management fees	4,353,525	1,752,966	1,635,552
Distribution expenses — Class II	1,276,003	467,682	481,045
Accounting and administration expenses	66,758	41,877	49,157
Audit and tax fees	40,065	39,977	39,262
Dividend disbursing and transfer agent fees and expenses	31,098	12,151	11,991
Legal fees	23,797	14,885	11,024
Trustees’ fees and expenses	19,137	19,455	11,950
Reports and statements to shareholders expenses	10,571	1,838	7,792
Custodian fees	5,185	14,818	8,485
Other	6,119	12,370	3,664
	5,832,258	2,378,019	2,259,922
Less expenses waived	—	(75,876)	—
Less expenses paid indirectly	(2)	(2)	(1)
Total operating expenses	5,832,256	2,302,141	2,259,921
Net Investment Income (Loss)	(1,534,029)	(1,223,744)	701,631

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	25,139,596	(13,816,055)	379,983
Foreign currencies	(4,372)	—	—
Net realized gain (loss)	25,135,224	(13,816,055)	379,983

Net change in unrealized appreciation (depreciation) on:
Investments	144,078,929	40,348,858	25,380,420
Foreign currencies	1,135	—	—
Net change in unrealized appreciation (depreciation)	144,080,064	40,348,858	25,380,420
Net Realized and Unrealized Gain (Loss)	169,215,288	26,532,803	25,760,403
Net Increase (Decrease) in Net Assets Resulting from Operations	$167,681,259	$25,309,059	$26,462,034

*	Includes $400,462 and $190,344 in proceeds received from the settlement of class action litigation for Delaware Ivy VIP Science and Technology and Delaware Ivy VIP Small Cap Growth, respectively.

See accompanying notes, which are an integral part of the financial statements.

103

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Asset StrategyΦ		Delaware Ivy VIP Balanced
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$10,608,934	$7,465,803	$2,937,120	$1,640,867
Net realized gain (loss)	(7,020,333)	25,416,540	(1,222,400)	(3,626,171)
Net change in unrealized appreciation (depreciation)	70,389,292	(140,178,068)	29,561,080	(40,891,658)
Net increase (decrease) in net assets resulting from operations	73,977,893	(107,295,725)	31,275,800	(42,876,962)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class I	(27,296)	(101,290)	—	—
Class II	(11,739,483)	(57,229,359)	(1,624,720)	(89,099,578)

Return of capital:
Class I	—	(813)	—	—
Class II	—	(485,567)	—	—
	(11,766,779)	(57,817,029)	(1,624,720)	(89,099,578)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class I	31,143	22,114	—	—
Class II	32,487,827	20,319,480	5,413,815	5,054,309

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class I	27,296	102,103	—	—
Class II	11,739,483	57,714,926	1,624,720	89,099,578
	44,285,749	78,158,623	7,038,535	94,153,887
Cost of shares redeemed:
Class I	(8,375)	(7,197)	—	—
Class II	(96,189,372)	(90,741,710)	(29,507,402)	(24,816,273)
	(96,197,747)	(90,748,907)	(29,507,402)	(24,816,273)
Increase (decrease) in net assets derived from capital share transactions	(51,911,998)	(12,590,284)	(22,468,867)	69,337,614
Net Increase (Decrease) in Net Assets	10,299,116	(177,703,038)	7,182,213	(62,638,926)

Net Assets:
Beginning of year	566,372,891	744,075,929	208,627,551	271,266,477
End of year	$576,672,007	$566,372,891	$215,809,764	$208,627,551
Φ	Consolidated statements of changes in net assets

See accompanying notes, which are an integral part of the financial statements.

104

	Delaware Ivy VIP Energy		Delaware Ivy VIP Growth
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,638,266	$3,425,705	$(2,153,249)	$(2,327,225)
Net realized gain (loss)	3,683,255	25,644,226	94,153,827	70,668,541
Net change in unrealized appreciation (depreciation)	(6,572,129)	10,282,307	130,020,667	(327,274,704)
Net increase (decrease) in net assets resulting from operations	1,749,392	39,352,238	222,021,245	(258,933,388)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class I	(17,432)	(14,735)	—	—
Class II	(2,885,656)	(3,623,499)	(70,684,077)	(179,987,618)
	(2,903,088)	(3,638,234)	(70,684,077)	(179,987,618)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class I	540,676	849,105	—	—
Class II	36,422,178	92,437,878	19,298,949	47,292,019

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class I	17,432	14,735	—	—
Class II	2,885,656	3,623,499	70,684,077	179,987,618
	39,865,942	96,925,217	89,983,026	227,279,637
Cost of shares redeemed:
Class I	(545,043)	(681,163)	—	—
Class II	(76,040,819)	(82,062,558)	(170,994,042)	(182,794,509)
	(76,585,862)	(82,743,721)	(170,994,042)	(182,794,509)
Increase (decrease) in net assets derived from capital share transactions	(36,719,920)	14,181,496	(81,011,016)	44,485,128
Net Increase (Decrease) in Net Assets	(37,873,616)	49,895,500	70,326,152	(394,435,878)

Net Assets:
Beginning of year	124,041,008	74,145,508	628,211,304	1,022,647,182
End of year	$86,167,392	$124,041,008	$698,537,456	$628,211,304

See accompanying notes, which are an integral part of the financial statements.

105

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP High Income		Delaware Ivy VIP International Core Equity
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$53,799,967	$49,555,102	$10,643,439	$9,746,670
Net realized gain (loss)	(46,176,984)	(35,310,498)	8,992,747	(7,806,921)
Net change in unrealized appreciation (depreciation)	79,835,568	(114,544,522)	60,953,394	(91,183,190)
Net increase (decrease) in net assets resulting from operations	87,458,551	(100,299,918)	80,589,580	(89,243,441)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class I	(985,414)	(1,120,406)	—	—
Class II	(46,917,521)	(51,556,130)	(8,460,348)	(52,574,539)
	(47,902,935)	(52,676,536)	(8,460,348)	(52,574,539)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class I	1,240,076	2,138,328	—	—
Class II	71,592,851	72,956,805	183,696,498	33,398,259

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class I	985,414	1,120,406	—	—
Class II	46,917,521	51,556,130	8,460,348	52,574,539
	120,735,862	127,771,669	192,156,846	85,972,798
Cost of shares redeemed:
Class I	(2,654,106)	(3,926,749)	—	—
Class II	(115,099,053)	(130,609,304)	(100,738,103)	(80,660,894)
	(117,753,159)	(134,536,053)	(100,738,103)	(80,660,894)
Increase (decrease) in net assets derived from capital share transactions	2,982,703	(6,764,384)	91,418,743	5,311,904
Capital contributions[1]	—	—	—	20,014
Net Increase (Decrease) in Net Assets	42,538,319	(159,740,838)	163,547,975	(136,486,062)

Net Assets:
Beginning of year	751,705,335	911,446,173	484,020,172	620,506,234
End of year	$794,243,654	$751,705,335	$647,568,147	$484,020,172
[1]	During the year ended December 31, 2022, Delaware Management Company reimbursed Delaware Ivy VIP International Core Equity $20,014 for losses related to a reclaim payment error.

See accompanying notes, which are an integral part of the financial statements.

106

	Delaware Ivy VIP Mid Cap Growth		Delaware Ivy VIP Natural Resources
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,321,424)	$(2,867,316)	$3,306,499	$2,553,023
Net realized gain (loss)	14,499,858	56,217,754	3,869,176	13,472,153
Net change in unrealized appreciation (depreciation)	75,968,057	(270,840,966)	(6,029,546)	280,188
Net increase (decrease) in net assets resulting from operations	88,146,491	(217,490,528)	1,146,129	16,305,364

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class I	(11,339,739)	(27,030,938)	—	—
Class II	(44,907,682)	(83,204,589)	(2,591,067)	(1,937,990)
	(56,247,421)	(110,235,527)	(2,591,067)	(1,937,990)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class I	8,430,325	16,860,457	—	—
Class II	45,889,877	57,945,087	9,541,371	46,421,492

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class I	11,339,739	27,030,938	—	—
Class II	44,907,682	83,204,589	2,591,067	1,937,990
	110,567,623	185,041,071	12,132,438	48,359,482
Cost of shares redeemed:
Class I	(31,247,350)	(65,638,075)	—	—
Class II	(56,947,796)	(62,327,227)	(27,933,070)	(44,058,934)
	(88,195,146)	(127,965,302)	(27,933,070)	(44,058,934)
Increase (decrease) in net assets derived from capital share transactions	22,372,477	57,075,769	(15,800,632)	4,300,548
Net Increase (Decrease) in Net Assets	54,271,547	(270,650,286)	(17,245,570)	18,667,922

Net Assets:
Beginning of year	460,193,562	730,843,848	109,522,287	90,854,365
End of year	$514,465,109	$460,193,562	$92,276,717	$109,522,287

See accompanying notes, which are an integral part of the financial statements.

107

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Science and Technology		Delaware Ivy VIP Small Cap Growth
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,534,029)	$(2,512,235)	$(1,223,744)	$(1,800,335)
Net realized gain (loss)	25,135,224	24,168,772	(13,816,055)	24,627,627
Net increase from payment by affiliate[1]	—	—	—	5,772,824
Net change in unrealized appreciation (depreciation)	144,080,064	(243,222,915)	40,348,858	(135,463,338)
Net increase (decrease) in net assets resulting from operations	167,681,259	(221,566,378)	25,309,059	(106,863,222)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class I	(97,656)	(204,675)	(2,963,429)	(4,768,113)
Class II	(27,914,720)	(66,445,227)	(29,439,429)	(71,059,344)
	(28,012,376)	(66,649,902)	(32,402,858)	(75,827,457)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class I	757,784	530,872	3,084,515	3,175,439
Class II	36,147,645	45,016,503	8,505,619	17,370,652

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class I	97,656	204,675	2,963,429	4,768,113
Class II	27,914,720	66,445,227	29,439,429	71,059,344
	64,917,805	112,197,277	43,992,992	96,373,548
Cost of shares redeemed:
Class I	(444,975)	(653,015)	(2,723,229)	(22,970,280)
Class II	(87,680,185)	(80,710,910)	(23,658,423)	(129,582,097)
	(88,125,160)	(81,363,925)	(26,381,652)	(152,552,377)
Increase (decrease) in net assets derived from capital share transactions	(23,207,355)	30,833,352	17,611,340	(56,178,829)
Net Increase (Decrease) in Net Assets	116,461,528	(257,382,928)	10,517,541	(238,869,508)

Net Assets:
Beginning of year	451,891,480	709,274,408	198,910,269	437,779,777
End of year	$568,353,008	$451,891,480	$209,427,810	$198,910,269
[1]	During the year ended December 31, 2022, Delaware Management Company reimbursed Delaware Ivy VIP Small Cap Growth $5,772,824 for losses related to a trade error.

See accompanying notes, which are an integral part of the financial statements.

108

	Delaware Ivy VIP Smid Cap Core
	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$701,631	$386,441
Net realized gain (loss)	379,983	18,660,935
Net change in unrealized appreciation (depreciation)	25,380,420	(46,656,011)
Net increase (decrease) in net assets resulting from operations	26,462,034	(27,608,635)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(19,291,779)	(34,590,065)
	(19,291,779)	(34,590,065)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class II	70,168,744	29,148,495

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	19,291,779	34,590,065
	89,460,523	63,738,560
Cost of shares redeemed:
Class II	(30,223,557)	(25,188,039)
Increase in net assets derived from capital share transactions	59,236,966	38,550,521
Net Increase (Decrease) in Net Assets	66,407,221	(23,648,179)

Net Assets:
Beginning of year	158,110,882	181,759,061
End of year	$224,518,103	$158,110,882

See accompanying notes, which are an integral part of the financial statements.

109

Financial highlights

Delaware Ivy VIP Asset Strategy Class IΦ

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$7.85	$10.20	$10.45	$9.50	$8.29

Income (loss) from investment operations:
Net investment income[1]	0.18	0.12	0.08	0.17	0.20
Net realized and unrealized gain (loss)	0.94	(1.60)	1.01	1.16	1.63
Total from investment operations	1.12	(1.48)	1.09	1.33	1.83

Less dividends and distributions from:
Net investment income	(0.21)	(0.16)	(0.20)	(0.22)	(0.23)
Net realized gain	—	(0.70)	(1.14)	(0.16)	(0.39)
Return of capital	—	(0.01)	—	—	—
Total dividends and distributions	(0.21)	(0.87)	(1.34)	(0.38)	(0.62)

Net asset value, end of period	$8.76	$7.85	$10.20	$10.45	$9.50

Total return[2]	14.22%[3]	(14.54%)[3]	10.72%[3]	14.16%	22.08%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,179	$1,011	$1 [4]	$— [4,5]	$1 [4]
Ratio of expenses to average net assets[6]	0.62%	0.66%	0.65%	0.77%	0.77%
Ratio of expenses to average net assets prior to fees waived[6]	0.76%	0.77%	0.75%	0.77%	0.77%
Ratio of net investment income to average net assets	2.12%	1.42%	0.76%	1.83%	2.19%
Ratio of net investment income to average net assets prior to fees waived	1.98%	1.31%	0.66%	1.83%	2.19%
Portfolio turnover	74%	102%	56%	44%	46%
Φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

110

Delaware Ivy VIP Asset Strategy Class IIΦ

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$7.85	$10.19	$10.44	$9.50	$8.29

Income (loss) from investment operations:
Net investment income[1]	0.15	0.10	0.07	0.15	0.18
Net realized and unrealized gain (loss)	0.94	(1.59)	1.00	1.15	1.62
Total from investment operations	1.09	(1.49)	1.07	1.30	1.80

Less dividends and distributions from:
Net investment income	(0.18)	(0.14)	(0.18)	(0.20)	(0.20)
Net realized gain	—	(0.70)	(1.14)	(0.16)	(0.39)
Return of capital	—	(0.01)	—	—	—
Total dividends and distributions	(0.18)	(0.85)	(1.32)	(0.36)	(0.59)

Net asset value, end of period	$8.76	$7.85	$10.19	$10.44	$9.50

Total return[2]	13.90%[3]	(14.71%)[3]	10.44%[3]	13.88%	21.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$575,493	$565,362	$743 [4]	$764 [4]	$772 [4]
Ratio of expenses to average net assets[5]	0.87%	0.87%	0.90%	1.02%	1.02%
Ratio of expenses to average net assets prior to fees waived[5]	1.01%	1.01%	1.01%	1.02%	1.02%
Ratio of net investment income to average net assets	1.87%	1.21%	0.64%	1.60%	1.94%
Ratio of net investment income to average net assets prior to fees waived	1.73%	1.07%	0.53%	1.60%	1.94%
Portfolio turnover	74%	102%	56%	44%	46%
Φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

111

Financial highlights

Delaware Ivy VIP Balanced Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.69	$9.39	$8.71	$8.22	$7.46

Income (loss) from investment operations:
Net investment income[1]	0.07	0.04	0.05	0.09	0.11
Net realized and unrealized gain (loss)	0.68 [2]	(1.55)	1.29	0.94	1.44
Total from investment operations	0.75	(1.51)	1.34	1.03	1.55

Less dividends and distributions from:
Net investment income	(0.04)	(0.09)	(0.09)	(0.11)	(0.14)
Net realized gain	—	(3.10)	(0.57)	(0.43)	(0.65)
Total dividends and distributions	(0.04)	(3.19)	(0.66)	(0.54)	(0.79)

Net asset value, end of period	$5.40	$4.69	$9.39	$8.71	$8.22

Total return[3]	16.09%[2]	(16.11%)	15.97%	14.11%	22.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$215,810	$208,628	$271 [4]	$344 [4]	$341 [4]
Ratio of expenses to average net assets[5]	1.05%	1.07%	1.00%	1.02%	1.01%
Ratio of expenses to average net assets prior to fees waived[5]	1.05%	1.07%	1.00%	1.02%	1.01%
Ratio of net investment income to average net assets	1.40%	0.72%	0.51%	1.13%	1.38%
Ratio of net investment income to average net assets prior to fees waived	1.40%	0.72%	0.51%	1.13%	1.38%
Portfolio turnover	85%	72%	79%	61%	44%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Portfolio. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.004 and total return by 0.09%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

112

Delaware Ivy VIP Energy Class I

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$5.07	$3.48	$2.48	$4.02	$3.88

Income (loss) from investment operations:
Net investment income[1]	0.24	0.15	0.04	0.04	0.03
Net realized and unrealized gain (loss)	(0.03)	1.61	1.02	(1.52)	0.11
Total from investment operations	0.21	1.76	1.06	(1.48)	0.14

Less dividends and distributions from:
Net investment income	(0.19)	(0.17)	(0.06)	(0.06)	—
Total dividends and distributions	(0.19)	(0.17)	(0.06)	(0.06)	—

Net asset value, end of period	$5.09	$5.07	$3.48	$2.48	$4.02

Total return[2]	4.24%	50.85%	42.33%	(36.67%)[3]	3.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$472	$447	$— [4,5]	$— [4,5]	$— [4,5]
Ratio of expenses to average net assets[6]	1.05%	0.98%	0.97%	1.06%	1.04%
Ratio of expenses to average net assets prior to fees waived[6]	1.05%	0.98%	0.97%	1.12%	1.04%
Ratio of net investment income to average net assets	4.64%	3.04%	1.20%	1.89%	0.64%
Ratio of net investment income to average net assets prior to fees waived	4.64%	3.04%	1.20%	1.83%	0.64%
Portfolio turnover	43%	85%	119%	54%	21%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

113

Financial highlights

Delaware Ivy VIP Energy Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$5.07	$3.47	$2.48	$4.00	$3.87

Income (loss) from investment operations:
Net investment income[1]	0.24	0.14	0.04	0.04	0.02
Net realized and unrealized gain (loss)	(0.04)	1.61	1.00	(1.52)	0.11
Total from investment operations	0.20	1.75	1.04	(1.48)	0.13

Less dividends and distributions from:
Net investment income	(0.17)	(0.15)	(0.05)	(0.04)	—
Total dividends and distributions	(0.17)	(0.15)	(0.05)	(0.04)	—

Net asset value, end of period	$5.10	$5.07	$3.47	$2.48	$4.00

Total return[2]	4.06%	50.42%	42.00%	(36.83%)[3]	3.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$85,695	$123,594	$74 [4]	$44 [4]	$42 [4]
Ratio of expenses to average net assets[5]	1.30%	1.23%	1.22%	1.31%	1.29%
Ratio of expenses to average net assets prior to fees waived[5]	1.30%	1.23%	1.22%	1.37%	1.29%
Ratio of net investment income to average net assets	4.68%	2.87%	1.41%	1.62%	0.42%
Ratio of net investment income to average net assets prior to fees waived	4.68%	2.87%	1.41%	1.56%	0.42%
Portfolio turnover	43%	85%	119%	54%	21%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

114

Delaware Ivy VIP Growth Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$7.97	$14.85	$12.70	$11.33	$11.02

Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.03)	(0.06)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	2.91	(3.97)	3.57	3.03	3.58
Total from investment operations	2.88	(4.00)	3.51	3.01	3.57

Less dividends and distributions from:
Net realized gain	(0.93)	(2.88)	(1.36)	(1.64)	(3.26)
Total dividends and distributions	(0.93)	(2.88)	(1.36)	(1.64)	(3.26)

Net asset value, end of period	$9.92	$7.97	$14.85	$12.70	$11.33

Total return[2]	38.00%	(27.24%)	30.03%	30.55%	36.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$698,537	$628,211	$1,023 [3]	$896 [3]	$791 [3]
Ratio of expenses to average net assets[4]	1.00%	1.00%	0.99%	1.01%	1.00%
Ratio of net investment loss to average net assets	(0.31%)	(0.32%)	(0.42%)	(0.20%)	(0.05%)
Portfolio turnover	9%	12%	22%	29%	30%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

115

Financial highlights

Delaware Ivy VIP High Income Class I

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$2.82	$3.40	$3.41	$3.48	$3.35

Income (loss) from investment operations:
Net investment income[1]	0.21	0.19	0.21	0.21	0.24
Net realized and unrealized gain (loss)	0.12	(0.56)	(0.01)	(0.03)	0.13
Total from investment operations	0.33	(0.37)	0.20	0.18	0.37

Less dividends and distributions from:
Net investment income	(0.19)	(0.21)	(0.21)	(0.25)	(0.24)
Total dividends and distributions	(0.19)	(0.21)	(0.21)	(0.25)	(0.24)

Net asset value, end of period	$2.96	$2.82	$3.40	$3.41	$3.48

Total return[2]	12.22%	(10.91%)	6.33%	6.30%	11.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,460	$15,093	$19 [3]	$20 [3]	$27 [3]
Ratio of expenses to average net assets[4]	0.68%	0.67%	0.67%	0.69%	0.67%
Ratio of net investment income to average net assets	7.29%	6.40%	6.11%	6.54%	6.82%
Portfolio turnover	33%	61%	54%	52%	35%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

116

Delaware Ivy VIP High Income Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$2.81	$3.39	$3.40	$3.47	$3.34

Income (loss) from investment operations:
Net investment income[1]	0.20	0.18	0.20	0.20	0.23
Net realized and unrealized gain (loss)	0.13	(0.56)	— [2]	(0.03)	0.13
Total from investment operations	0.33	(0.38)	0.20	0.17	0.36

Less dividends and distributions from:
Net investment income	(0.19)	(0.20)	(0.21)	(0.24)	(0.23)
Total dividends and distributions	(0.19)	(0.20)	(0.21)	(0.24)	(0.23)

Net asset value, end of period	$2.95	$2.81	$3.39	$3.40	$3.47

Total return[3]	12.15%	(11.28%)	6.06%	6.03%	11.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$778,784	$736,612	$892 [4]	$859 [4]	$859 [4]
Ratio of expenses to average net assets[5]	0.93%	0.92%	0.92%	0.94%	0.92%
Ratio of net investment income to average net assets	7.04%	6.15%	5.85%	6.28%	6.57%
Portfolio turnover	33%	61%	54%	52%	35%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

117

Financial highlights

Delaware Ivy VIP International Core Equity Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$14.12	$18.47	$16.35	$15.65	$14.66

Income (loss) from investment operations:
Net investment income[1]	0.28	0.28	0.27	0.16	0.29
Net realized and unrealized gain (loss)	1.99	(3.02)	2.04	0.88	2.28
Total from investment operations	2.27	(2.74)	2.31	1.04	2.57

Less dividends and distributions from:
Net investment income	(0.24)	(0.36)	(0.19)	(0.34)	(0.25)
Net realized gain	—	(1.25)	— [2]	— [2]	(1.33)
Total dividends and distributions	(0.24)	(1.61)	(0.19)	(0.34)	(1.58)

Capital contributions	—	— [2,3]	—	—	—

Net asset value, end of period	$16.15	$14.12	$18.47	$16.35	$15.65

Total return[4]	16.20%	(14.72%)[3,5]	14.18%	7.19%	18.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$647,568	$484,020	$621 [6]	$649 [6]	$699 [6]
Ratio of expenses to average net assets[7]	1.17%	1.18%	1.16%	1.17%	1.16%
Ratio of expenses to average net assets prior to fees waived	1.17%	1.18%	1.16%	1.17%	1.16%
Ratio of net investment income to average net assets	1.86%	1.91%	1.49%	1.10%	1.93%
Ratio of net investment income to average net assets prior to fees waived	1.86%	1.91%	1.49%	1.10%	1.93%
Portfolio turnover	53%	63%	81%	82%	69%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	During the year ended December 31, 2022, Delaware Management Company reimbursed the Portfolio $20,014 for losses related to a reclaim payment error. Total return for the year ended December 31, 2022 includes the impact of the capital contribution, which was not material to the total return.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[5]	Total return for the year ended December 31, 2022 includes the impact of the refund of previously paid foreign taxes. Total return would have been lower by 0.38% excluding refund of previously paid foreign taxes.
[6]	Net assets reported in millions.
[7]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

118

Delaware Ivy VIP Mid Cap Growth Class I

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.60	$17.99	$17.60	$12.77	$11.10

Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.04)	(0.09)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	1.83	(5.45)	2.71	5.89	3.95
Total from investment operations	1.80	(5.49)	2.62	5.85	3.93

Less dividends and distributions from:
Net realized gain	(1.22)	(2.90)	(2.23)	(1.02)	(2.26)
Total dividends and distributions	(1.22)	(2.90)	(2.23)	(1.02)	(2.26)

Net asset value, end of period	$10.18	$9.60	$17.99	$17.60	$12.77

Total return[2]	19.90%	(30.62%)	16.65%	49.37%	38.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$101,493	$105,164	$212 [3]	$246 [3]	$233 [3]
Ratio of expenses to average net assets[4]	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets prior to fees waived[4]	0.92%	0.92%	0.89%	0.90%	0.90%
Ratio of net investment loss to average net assets	(0.29%)	(0.38%)	(0.51%)	(0.27%)	(0.20%)
Ratio of net investment loss to average net assets prior to fees waived	(0.36%)	(0.45%)	(0.55%)	(0.32%)	(0.25%)
Portfolio turnover	30%	29%	27%	25%	20%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

119

Financial highlights

Delaware Ivy VIP Mid Cap Growth Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.47	$17.84	$17.48	$12.69	$11.07

Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.07)	(0.13)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	1.80	(5.40)	2.68	5.85	3.94
Total from investment operations	1.75	(5.47)	2.55	5.78	3.88

Less dividends and distributions from:
Net realized gain	(1.22)	(2.90)	(2.19)	(0.99)	(2.26)
Total dividends and distributions	(1.22)	(2.90)	(2.19)	(0.99)	(2.26)

Net asset value, end of period	$10.00	$9.47	$17.84	$17.48	$12.69

Total return[2]	19.59%	(30.78%)	16.36%	49.00%	37.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$412,972	$355,030	$519 [3]	$444 [3]	$315 [3]
Ratio of expenses to average net assets[4]	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets prior to fees waived[4]	1.17%	1.17%	1.14%	1.15%	1.15%
Ratio of net investment loss to average net assets	(0.54%)	(0.61%)	(0.76%)	(0.53%)	(0.45%)
Ratio of net investment loss to average net assets prior to fees waived	(0.61%)	(0.68%)	(0.80%)	(0.58%)	(0.50%)
Portfolio turnover	30%	29%	27%	25%	20%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

120

Delaware Ivy VIP Natural Resources Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.77	$4.12	$3.30	$3.84	$3.55

Income (loss) from investment operations:
Net investment income[1]	0.15	0.10	0.07	0.04	0.07
Net realized and unrealized gain (loss)	(0.08)	0.63	0.81	(0.51)	0.26
Total from investment operations	0.07	0.73	0.88	(0.47)	0.33

Less dividends and distributions from:
Net investment income	(0.12)	(0.08)	(0.06)	(0.07)	(0.04)
Total dividends and distributions	(0.12)	(0.08)	(0.06)	(0.07)	(0.04)

Net asset value, end of period	$4.72	$4.77	$4.12	$3.30	$3.84

Total return[2]	1.63%	17.72%	26.68%	(11.99%)	9.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$92,277	$109,522	$91 [3]	$75 [3]	$88 [3]
Ratio of expenses to average net assets[4]	1.28%	1.25%	1.21%	1.31%	1.24%
Ratio of net investment income to average net assets	3.30%	2.24%	1.89%	1.40%	1.88%
Portfolio turnover	34%	65%	121%	71%	36%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

121

Financial highlights

Delaware Ivy VIP Science and Technology Class I

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$17.71	$29.81	$36.13	$29.94	$21.91

Income (loss) from investment operations:
Net investment loss[1]	(0.01)	(0.05)	(0.22)	(0.14)	(0.06)
Net realized and unrealized gain (loss)	6.80 [2]	(9.20)	5.56	10.31	10.95
Total from investment operations	6.79	(9.25)	5.34	10.17	10.89

Less dividends and distributions from:
Net realized gain	(1.12)	(2.85)	(11.66)	(3.98)	(2.86)
Total dividends and distributions	(1.12)	(2.85)	(11.66)	(3.98)	(2.86)

Net asset value, end of period	$23.38	$17.71	$29.81	$36.13	$29.94

Total return[3]	39.38%[2]	(31.67%)	15.45%	35.70%	49.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,231	$1,331	$2 [4]	$2 [4]	$1 [4]
Ratio of expenses to average net assets[5]	0.89%	0.92%	0.89%	0.91%	0.90%
Ratio of net investment loss to average net assets	(0.05%)	(0.23%)	(0.57%)	(0.44%)	(0.23%)
Portfolio turnover	36%	58%	55%	8%	31%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Portfolio. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.11%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

122

Delaware Ivy VIP Science and Technology Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$17.45	$29.51	$35.87	$29.82	$21.84

Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.10)	(0.30)	(0.21)	(0.13)
Net realized and unrealized gain (loss)	6.70 [2]	(9.11)	5.51	10.24	10.90
Total from investment operations	6.64	(9.21)	5.21	10.03	10.77

Less dividends and distributions from:
Net realized gain	(1.12)	(2.85)	(11.57)	(3.98)	(2.79)
Total dividends and distributions	(1.12)	(2.85)	(11.57)	(3.98)	(2.79)

Net asset value, end of period	$22.97	$17.45	$29.51	$35.87	$29.82

Total return[3]	39.04%[2]	(31.83%)	15.17%	35.36%	49.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$566,122	$450,560	$707 [4]	$676 [4]	$579 [4]
Ratio of expenses to average net assets[5]	1.14%	1.17%	1.14%	1.16%	1.15%
Ratio of net investment loss to average net assets	(0.30%)	(0.48%)	(0.79%)	(0.67%)	(0.48%)
Portfolio turnover	36%	58%	55%	8%	31%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Portfolio. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.11%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

123

Financial highlights

Delaware Ivy VIP Small Cap Growth Class I

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$6.11	$11.01	$12.15	$8.80	$7.69

Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.03)	(0.07)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	0.77 [2]	(2.97)	0.55	3.39	1.85
Total from investment operations	0.75	(3.00)	0.48	3.35	1.80

Less dividends and distributions from:
Net investment income	—	—	(0.14)	—	—
Net realized gain	(1.01)	(2.02)	(1.48)	—	(0.69)
Total dividends and distributions	(1.01)	(2.02)	(1.62)	—	(0.69)

Payment by affiliate	—	0.12 [3]	—	—	—

Net asset value, end of period	$5.85	$6.11	$11.01	$12.15	$8.80

Total return[4]	13.36%[2]	(26.61%)[3]	4.25%	38.01%	23.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,157	$17,454	$47 [5]	$59 [5]	$58 [5]
Ratio of expenses to average net assets[6]	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[6]	0.93%	0.93%	0.90%	0.92%	0.91%
Ratio of net investment loss to average net assets	(0.36%)	(0.34%)	(0.56%)	(0.46%)	(0.60%)
Ratio of net investment loss to average net assets prior to fees waived	(0.40%)	(0.38%)	(0.57%)	(0.49%)	(0.62%)
Portfolio turnover	64%	100%	48%	50%	41%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Portfolio. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.16%.
[3]	During the year ended December 31, 2022, Delaware Management Company reimbursed the Portfolio $5,772,824 for losses related to a trade error. Total return for the year ended December 31, 2022 includes the impact of the payment from affiliate. Total return would have been lower by 1.09% excluding payment from affiliate.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

124

Delaware Ivy VIP Small Cap Growth Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$6.04	$10.94	$12.08	$8.77	$7.68

Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.04)	(0.10)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.76 [2]	(2.98)	0.56	3.37	1.85
Total from investment operations	0.72	(3.02)	0.46	3.31	1.78

Less dividends and distributions from:
Net investment income	—	—	(0.12)	—	—
Net realized gain	(1.01)	(2.02)	(1.48)	—	(0.69)
Total dividends and distributions	(1.01)	(2.02)	(1.60)	—	(0.69)

Payment by affiliate	—	0.14 [3]	—	—	—

Net asset value, end of period	$5.75	$6.04	$10.94	$12.08	$8.77

Total return[4]	13.11%[2]	(26.83%)[3]	3.99%	37.66%	23.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$189,271	$181,456	$391 [5]	$406 [5]	$331 [5]
Ratio of expenses to average net assets[6]	1.14%	1.14%	1.14%	1.14%	1.14%
Ratio of expenses to average net assets prior to fees waived[6]	1.18%	1.18%	1.15%	1.17%	1.17%
Ratio of net investment loss to average net assets	(0.61%)	(0.58%)	(0.80%)	(0.71%)	(0.84%)
Ratio of net investment loss to average net assets prior to fees waived	(0.65%)	(0.62%)	(0.81%)	(0.74%)	(0.87%)
Portfolio turnover	64%	100%	48%	50%	41%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Portfolio. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.17%.
[3]	During the year ended December 31, 2022, Delaware Management Company reimbursed the Portfolio $5,772,824 for losses related to a trade error. Total return for the year ended December 31, 2022 includes the impact of the payment from affiliate. Total return would have been lower by 1.28% excluding payment from affiliate.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

125

Financial highlights

Delaware Ivy VIP Smid Cap Core Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.14	$16.73	$13.85	$13.71	$13.51

Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.03	(0.02)	(0.02)	— [2]
Net realized and unrealized gain (loss)	1.54	(2.57)	2.90	0.80	3.12
Total from investment operations	1.58	(2.54)	2.88	0.78	3.12

Less dividends and distributions from:
Net investment income	(0.02)	—	—	—	—
Net realized gain	(1.18)	(3.05)	—	(0.64)	(2.92)
Total dividends and distributions	(1.20)	(3.05)	—	(0.64)	(2.92)

Net asset value, end of period	$11.52	$11.14	$16.73	$13.85	$13.71

Total return[3]	15.71%	(14.84%)	20.78%	7.03%	24.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$224,518	$158,111	$182 [4]	$183 [4]	$188 [4]
Ratio of expenses to average net assets[5]	1.17%	1.22%	1.17%	1.20%	1.18%
Ratio of net investment income (loss) to average net assets	0.36%	0.24%	(0.10%)	(0.14%)	(0.05%)
Portfolio turnover	26%	113%	79%	145%	126%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

126

Notes to financial statements

Ivy Variable Insurance Portfolios

December 31, 2023

Ivy Variable Insurance Portfolios (Trust) is organized as a Delaware statutory trust and offers 26 portfolios. These financial statements and the related notes pertain to 11 portfolios: Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small Cap Growth, and Delaware Ivy VIP Smid Cap Core, (each, a Portfolio and collectively, the Portfolios). The Trust is an open-end investment company. Each of the Portfolios (other than Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, and Delaware Ivy VIP Science and Technology) are diversified as defined in the Investment Company Act of 1940, as amended (1940 Act). Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, and Delaware Ivy VIP Science and Technology are non-diversified as defined in the 1940 Act.

Each Portfolio offers Class II shares. Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Energy, Delaware Ivy VIP High Income, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Science and Technology, and Delaware Ivy VIP Small Cap Growth also offer Class I shares. The Class I shares do not carry a distribution and service (12b-1) fee and the Class II shares carry a 12b-1 fee. The shares of the Portfolios are sold only to variable life insurance separate accounts and variable annuity separate accounts.

1. Significant Accounting Policies

Each Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities and credit default swap (CDS) contracts are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations and CDS contracts are then reviewed by DMC as part of its duties as each Portfolio’s valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Certain Portfolios may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Portfolios value their securities, generally as of 4:00pm ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever

127

Notes to financial statements

Ivy Variable Insurance Portfolios

1. Significant Accounting Policies (continued)

such a significant event occurs, the Portfolios may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Portfolio evaluates tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio’s tax positions taken or expected to be taken on each Portfolio’s federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in each Portfolio’s financial statements. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries in which it invests that may date back to the inception of each Portfolio. If applicable, each Portfolio recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended December 31, 2023, the Portfolios did not incur any interest or tax penalties.

As a result of several court cases, in certain countries across the European Union, the Portfolio filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“EU reclaims”). Income recognized, if any, for EU reclaims is reflected as “Reclaim income” on the “Statements of operations.” Any fees associated with these filings are included on the “Statements of operations” under “Audit and tax fees.” For U.S. income tax purposes, EU reclaims received by the Portfolio, if any, reduce the amount of foreign taxes Fund shareholders can use as tax deductions or credits on their income tax returns.

VIP ASF III (SBP), LLC is subject to U.S. federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

VIP ASF III (SBP), LLC income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Tax expense/(benefit):	Current	Deferred	Total
Federal	$—	$(6,425,941)	$(6,425,941)
State	—	(1,337,409)	(1,337,409)
Valuation allowance	—	7,763,350	7,763,350
Total tax expense/(benefit)	$—	—	—

Components of VIP ASF III (SBP), LLC’s deferred tax assets and liabilities as of December 31, 2023 are as follows:

Deferred tax assets/(liabilities):
Basis in partnerships	$4,449,321
Net operating loss	4,984,351
Other	286
Total net deferred tax asset/(liability) before valuation allowance	9,433,958
Less: valuation allowance	(9,433,958)
Net deferred tax asset/(liability)	$—

Net operating loss carryforwards are available to offset future taxable income of VIP ASF III (SBP), LLC. VIP ASF III (SBP), LLC had cumulative net operating loss carryforwards as of its most recent tax year ending December 31, 2023, of $19,929,298. Net operating loss carryforwards from 2014 – 2017 expire within 20 years and any net operating loss carryforwards from 2018 and forward do not expire as they pertain to federal income tax. Net operating loss carryforwards in Kansas expire starting in 2024.

128

The difference between the statutory income tax rate, 21%, and the actual effective tax rate, as reported for the year ended December 31, 2023, are as follows:

Pre-tax income/(loss) at the statutory rate	$(6,425,941)
Adjustments to prior year deferred taxes	—
State income tax expenses, net of federal benefit	(1,337,409)
Less: valuation allowance	7,763,350
Total income tax expense/(benefit)	$—

The VIP ASF III (SBP), LLC recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the VIP ASF III (SBP),), LLC’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns filed since inception of the VIP ASF III (SBP), LLC. The VIP ASF III (SBP), LLC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of each Portfolio on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds — Each Portfolio may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which each Portfolio may invest include ETFs. Each Portfolio will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Portfolio generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Portfolios intend to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Portfolios may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and

129

Notes to financial statements

Ivy Variable Insurance Portfolios

1. Significant Accounting Policies (continued)

liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Portfolio are charged directly to that Portfolio. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which each Portfolio invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolios are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates. Certain Portfolios file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Portfolios may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The “Statements of operations” includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Each Portfolio may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. Each Portfolio may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Portfolio receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Portfolio pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Portfolio’s average daily net assets as follows:

Portfolio	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy VIP Asset Strategy	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Delaware Ivy VIP Balanced	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Delaware Ivy VIP Energy	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.
130

Portfolio	Management Fee (annual rate as a percentage of average daily net assets)

Delaware Ivy VIP Growth	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Delaware Ivy VIP High Income	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion.

Delaware Ivy VIP International Core Equity	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Delaware Ivy VIP Mid Cap Growth	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Delaware Ivy VIP Natural Resources	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion.

Delaware Ivy VIP Science and Technology	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Delaware Ivy VIP Small Cap Growth	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Delaware Ivy VIP Smid Cap Core	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

DMC has entered into sub-advisory agreements with the following entities on behalf of the Portfolios:

Each of Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL) are a part of Macquarie Asset Management (MAM) and an affiliate of DMC (the Affiliated Sub-Advisors). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. DMC and MIMAK are primarily responsible for the day-to-day management of the Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced portfolios. In addition, DMC may also seek fixed income investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge.

131

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

With respect to Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, and Delaware Ivy VIP High Income, DMC has principal responsibility for the Portfolio and DMC may seek investment advice and recommendations from MIMEL and may permit MIMEL to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

With respect to Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small Cap Growth and Delaware Ivy VIP Smid Cap Core, DMC has principal responsibility for the portfolio and may seek quantitative support from MIMGL and may utilize MIMGL to execute Portfolio security trades on behalf of DMC.

With respect to Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced and Delaware Ivy VIP High Income, DMC has principal responsibility for the Portfolio and may seek investment advice and recommendations from MIMGL and may permit MIMGL to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge. In addition, with respect to Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced, MIMGL is responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

With respect to Delaware Ivy VIP High Income, DMC may seek investment advice and recommendations from MIMAK, MIMEL and MIMGL and may permit each to execute Portfolio security trades on behalf of DMC and exercise investment discretion in certain markets where DMC believes it will be beneficial to utilize the specialized market knowledge of each of MIMAK, MIMEL and/or MIMGL.

Pursuant to the terms of the relevant sub-advisory agreement, an investment sub-advisory fee is paid by DMC to each Affiliated Sub-Advisor.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Portfolio. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, each Portfolio paid for these services as follows:

Portfolio	Fees
Delaware Ivy VIP Asset Strategy	$22,376
Delaware Ivy VIP Balanced	10,802
Delaware Ivy VIP Energy	7,175
Delaware Ivy VIP Growth	26,386
Delaware Ivy VIP High Income	28,731
Delaware Ivy VIP International Core Equity	22,713
Delaware Ivy VIP Mid Cap Growth	19,533
Delaware Ivy VIP Natural Resources	7,214
Delaware Ivy VIP Science and Technology	20,652
Delaware Ivy VIP Small Cap Growth	10,650
Delaware Ivy VIP Smid Cap Core	10,271

DIFSC is also the transfer agent and dividend disbursing agent of the Portfolios. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Portfolios’ average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, each Portfolio paid for these services as follows:

132

Portfolio	Fees
Delaware Ivy VIP Asset Strategy	$42,641
Delaware Ivy VIP Balanced	15,779
Delaware Ivy VIP Energy	7,433
Delaware Ivy VIP Growth	51,908
Delaware Ivy VIP High Income	57,278
Delaware Ivy VIP International Core Equity	43,004
Delaware Ivy VIP Mid Cap Growth	36,046
Delaware Ivy VIP Natural Resources	7,519
Delaware Ivy VIP Science and Technology	38,435
Delaware Ivy VIP Small Cap Growth	15,468
Delaware Ivy VIP Smid Cap Core	14,439

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are paid by each Portfolio and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class II shares. The fees are calculated daily and paid monthly. Class I shares do not pay a 12b-1 fee.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding the following percentages of certain Portfolio’s average daily net assets from January 1, 2023 (except as noted) through April 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and each Portfolio. The waivers and reimbursements are accrued daily and received monthly.

Portfolio	Operating expense limitation as a percentage of average daily net assets
Delaware Ivy VIP Asset Strategy	0.62%
Delaware Ivy VIP Balanced	0.81%[1]
Delaware Ivy VIP International Core Equity	0.92%[1]
Delaware Ivy VIP Mid Cap Growth	0.85%
Delaware Ivy VIP Small Cap Growth	0.89%
[1]	Effective May 1, 2023. Prior to May 1, 2023, the Portfolio had no expense limitation.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets from January 1, 2023 (except as noted) through April 30, 2024 is as follows:

	Operating expense limitation as a percentage of average daily net assets
Portfolio	Class I	Class II
Delaware Ivy VIP Asset Strategy	0.62%	0.87%
Delaware Ivy VIP Balanced	n/a	1.06%[1]
Delaware Ivy VIP International Core Equity	n/a	1.17%[1]
Delaware Ivy VIP Mid Cap Growth	0.85%	1.10%
Delaware Ivy VIP Small Cap Growth	0.89%	1.14%

[1]	Effective May 1, 2023. Prior to May 1, 2023, the Portfolio had no expense limitation.

As provided in the investment management agreement, each Portfolio bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Portfolio. These

133

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

amounts are included on the “Statements of operations” under “Legal fees.” For the year ended December 31, 2023, each Portfolio paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Portfolio	Fees
Delaware Ivy VIP Asset Strategy	$17,199
Delaware Ivy VIP Balanced	4,118
Delaware Ivy VIP Energy	3,055
Delaware Ivy VIP Growth	13,534
Delaware Ivy VIP High Income	25,846
Delaware Ivy VIP International Core Equity	11,004
Delaware Ivy VIP Mid Cap Growth	14,536
Delaware Ivy VIP Natural Resources	3,582
Delaware Ivy VIP Science and Technology	15,400
Delaware Ivy VIP Small Cap Growth	6,251
Delaware Ivy VIP Smid Cap Core	3,692

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

In addition to the management fees and other expenses of a Portfolio, a Portfolio indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Portfolio will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Cross trades for the year ended December 31, 2023, were executed by the Portfolios pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Portfolios’ compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2023, the following Portfolios engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Ivy VIP Small Cap Growth	$46,256	$—	$—
Delaware Ivy VIP Smid Cap Core	4,054,679	852,863	(184,357)
134

A summary of the transactions in affiliated companies during the year ended December 31, 2023 was as follows:

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities(1)	Value, end of period		Principal/ Shares	Interest income
Delaware Ivy VIP Asset Strategy
Corporate Bond—0.08%
COTA Series D 144A 4.896% 10/2/23#,=
	$637,419	$—	$(283,964)	$9,220	$71,175	$433,850	(2)	3,237,686	$120,747
Common Stocks—0.00%
COTA Series B=,†
	—	—	—	—	—	—	(2)	26	—
Media Group Holdings Series H =,†
	—	—	(40,617)[3]	—	40,617	—		31,963	—
Media Group Holdings Series T=,†
	—	—	—	—	—	—		4,006	—
	—	—	(40,617)	—	40,617	—			—
Total	$637,419	$—	$(324,581)	$9,220	$111,792	$433,850			$120,747
[1]	Does not tie to Net change in unrealized appreciation (depreciation) on affiliated investments on the Statements of operations as a result of previously affiliated securities moving to unaffiliated.
[2]	This value is not included on the Statements of of assets and liabilities, as it is not affiliated as of December 31, 2023.
[3]	The amount shown included return of capital.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3.
†	Non-income producing security.

3. Investments

For the year ended December 31, 2023, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

Portfolio	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Ivy VIP Asset Strategy	$192,888,922	$222,700,051	$202,089,328	$256,486,753
Delaware Ivy VIP Balanced	83,742,514	89,981,544	97,674,252	86,221,973
Delaware Ivy VIP Energy	42,537,145	—	73,332,244	—
Delaware Ivy VIP Growth	61,621,337	—	213,202,781	—
Delaware Ivy VIP High Income	283,617,245	—	233,115,391	—
Delaware Ivy VIP International Core Equity	393,051,905	—	300,592,529	—
Delaware Ivy VIP Mid Cap Growth	143,156,148	—	171,351,834	—
Delaware Ivy VIP Natural Resources	34,352,565	—	48,060,145	—
Delaware Ivy VIP Science and Technology	177,848,819	—	236,375,471	—
Delaware Ivy VIP Small Cap Growth	128,902,591	—	140,672,233	—
Delaware Ivy VIP Smid Cap Core	88,959,636	—	49,072,557	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to

135

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Portfolio were as follows:

Portfolio	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Ivy VIP Asset Strategy	$575,085,498	$94,807,428	$(93,835,387)	$972,041
Delaware Ivy VIP Balanced	202,269,610	21,258,213	(7,990,672)	13,267,541
Delaware Ivy VIP Energy	86,699,887	7,790,421	(6,664,657)	1,125,764
Delaware Ivy VIP Growth	436,250,051	268,493,666	(5,357,810)	263,135,856
Delaware Ivy VIP High Income	834,297,855	20,597,815	(73,353,675)	(52,755,860)
Delaware Ivy VIP International Core Equity	611,106,702	89,352,990	(54,791,601)	34,561,389
Delaware Ivy VIP Mid Cap Growth	415,295,033	126,071,841	(26,623,739)	99,448,102
Delaware Ivy VIP Natural Resources	102,013,816	6,417,105	(15,077,246)	(8,660,141)
Delaware Ivy VIP Science and Technology	431,520,691	154,290,327	(16,275,338)	138,014,989
Delaware Ivy VIP Small Cap Growth	200,000,787	27,198,614	(17,394,483)	9,804,131
Delaware Ivy VIP Smid Cap Core	215,024,220	24,353,864	(14,726,110)	9,627,754

US GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Portfolio’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

136

The following tables summarize the valuation of each Portfolio’s investments by fair value hierarchy levels as of December 31, 2023:

	Delaware Ivy VIP Asset Strategy
	Level 1	Level 2	Level 3		Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$2,844,333	$—		$2,844,333
Agency Commercial Mortgage- Backed Securities	—	4,515,395	—		4,515,395
Agency Mortgage-Backed Securities	—	55,434,574	—		55,434,574
Bullion	24,683,068	—	—		24,683,068
Common Stocks
Communication Services	35,442,461	—	—		35,442,461
Consumer Discretionary	39,620,371	—	—	[1]	39,620,371
Consumer Staples	25,856,415	—	—	[1]	25,856,415
Energy	13,658,258	—	—		13,658,258
Financials	52,891,413	—	—		52,891,413
Healthcare	42,509,708	—	—		42,509,708
Industrials	39,480,394	—	—		39,480,394
Information Technology	81,255,371	—	—		81,255,371
Materials	5,820,216	—	—		5,820,216
Utilities	6,004,794	—	—		6,004,794
Corporate Bonds	—	49,800,127	433,850		50,233,977
Exchange-Traded Funds	20,141,568	—	—		20,141,568
Government Agency Obligations	—	782,457	—		782,457
Non-Agency Commercial Mortgage-Backed Securities	—	11,307,955	—		11,307,955
Preferred Stock	2,842,716	—	—		2,842,716
Sovereign Bonds	—	3,024,777	—		3,024,777
US Treasury Obligations	—	51,537,021	—		51,537,021
Short-Term Investments	5,729,752	—	—		5,729,752
Total Value of Securities	$395,936,505	$179,246,639	$433,850		$575,616,994

Derivatives[2]
Assets:
Futures Contracts	$996,468	$—	$—		$996,468
Liabilities:
Centrally Cleared Credit Default Swap Contracts	$—	$(6,406)	$—		$(6,406)
Forward Foreign Currency Exchange Contracts	—	(54,721)	—		(54,721)
Futures Contracts	(105,616)	—	—		(105,616)
[1]	The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.
[2]	Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
137

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

	Delaware Ivy VIP Balanced
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$2,415,137	$2,415,137
Agency Mortgage-Backed Securities	—	23,535,892	23,535,892
Common Stocks	127,914,007	—	127,914,007
Corporate Bonds	—	22,030,504	22,030,504
Exchange-Traded Funds	6,622,468	—	6,622,468
Non-Agency Collateralized Mortgage Obligations	—	321,078	321,078
Non-Agency Commercial Mortgage-Backed Securities	—	6,281,856	6,281,856
Sovereign Bonds	—	823,830	823,830
US Treasury Obligations	—	21,943,521	21,943,521
Short-Term Investments	3,402,632	—	3,402,632
Total Value of Securities	$137,939,107	$77,351,818	$215,290,925

Derivatives[1]
Assets:
Futures Contracts	$355,754	$—	$355,754
Liabilities:
Centrally Cleared Credit Default Swap Contracts	$—	$(2,847)	$(2,847)
Forward Foreign Currency Exchange Contracts	—	(22,532)	(22,532)
Futures Contracts	(85,742)	—	(85,742)

1Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy VIP Energy
Level 1
Securities
Assets:
Common Stocks	$83,614,752
Master Limited Partnerships	2,620,598
Short-Term Investments	1,590,948
Total Value of Securities	$87,826,298

Delaware Ivy VIP Growth
Level 1
Securities
Assets:
Common Stocks	$698,338,067
Short-Term Investments	1,047,840
Total Value of Securities	$699,385,907

138

	Delaware Ivy VIP High Income
	Level 1	Level 2	Level 3		Total
Securities
Assets:
Common Stocks
Basic Industry	$—	$—	$3,781,809	[1]	$3,781,809
Consumer Discretionary	5,557,235	—	—		5,557,235
Consumer Goods	—	—	—	[1]	—
Energy	—	—	326		326
Financial Services	—	—	2,958,752		2,958,752
Retail	—	—	579,628		579,628
Utilities	—	—	11,752		11,752
Convertible Bond	—	—	8,391,291		8,391,291
Corporate Bonds	—	616,853,144	—		616,853,144
Exchange-Traded Funds	31,426,745	—	—		31,426,745
Loan Agreements	—	89,883,123	—		89,883,123
Preferred Stock	—	—	119,120		119,120
Warrants	150,079	—	—		150,079
Short-Term Investments	21,828,991	—	—		21,828,991
Total Value of Securities	$58,963,050	$706,736,267	$15,842,678		$781,541,995

1The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.

	Delaware Ivy VIP International Core Equity
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Austria	$11,842,701	$—	$11,842,701
Brazil	37,974,918	—	37,974,918
Canada	19,193,919	—	19,193,919
China	52,051,939	—	52,051,939
Denmark	25,175,256	—	25,175,256
France	92,189,531	—	92,189,531
Germany	48,753,425	—	48,753,425
Hong Kong	9,991,876	—	9,991,876
India	46,976,955	—	46,976,955
Ireland	3,808,218	—	3,808,218
Japan	79,906,461	—	79,906,461
Netherlands	47,766,881	—	47,766,881
Republic of Korea	—	22,391,035	22,391,035
Singapore	4,574,273	—	4,574,273
Spain	13,898,367	—	13,898,367
Switzerland	20,336,674	—	20,336,674
Taiwan	15,882,635	—	15,882,635
United Kingdom	35,368,598	—	35,368,598
United States	31,145,962	—	31,145,962
139

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

	Delaware Ivy VIP International Core Equity
	Level 1	Level 2		Total
Preferred Stocks	$15,400,228	$—		$15,400,228
Short-Term Investments	12,733,167	—		12,733,167
Total Value of Securities	$624,971,984	$22,391,035		$647,363,019

				Delaware Ivy VIP Mid Cap Growth
				Level 1
Securities
Assets:
Common Stocks				$512,990,989
Short-Term Investments				1,752,146
Total Value of Securities				$514,743,135

	Delaware Ivy VIP Natural Resources
	Level 1	Level 3		Total
Securities
Assets:
Closed-Ended Trust	$2,545,650	$—		$2,545,650
Common Stocks
Agricultural Products	5,626,201	—		5,626,201
Aluminum	2,433,754	—		2,433,754
Construction & Engineering	2,623,737	—		2,623,737
Copper	1,902,346	—		1,902,346
Diversified Metals & Mining	12,276,942	—	[1]	12,276,942
Electrical Components & Equipment	1,740,919	—		1,740,919
Fertilizers & Agricultural Chemicals	7,176,087	—		7,176,087
Forest Products	3,287,453	—		3,287,453
Gold	14,143,258	—		14,143,258
Heavy Electrical Equipment	940,022	—		940,022
Integrated Oil & Gas	10,630,105	—		10,630,105
Oil & Gas Drilling	1,357,892	—		1,357,892
Oil & Gas Equipment & Services	2,267,227	—		2,267,227
Oil & Gas Exploration & Production	11,446,550	—		11,446,550
Oil & Gas Refining & Marketing	3,937,700	—		3,937,700
Oil & Gas Storage & Transportation	434,546	—		434,546
Paper Products	1,426,155	—		1,426,155
REIT Specialty	3,245,745	—		3,245,745
Renewable Electricity	491,128	—		491,128
Specialty Chemicals	1,775,436	—		1,775,436
Short-Term Investments	1,645,953	—		1,645,953
Total Value of Securities	$93,354,806	$—		$93,354,806
140

1The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.

				Delaware Ivy VIP Science and Technology
				Level 1
Securities
Assets:
Common Stocks				$541,776,938
Short-Term Investments				27,759,896
Total Value of Securities				$569,536,834

				Delaware Ivy VIP Small Cap Growth
				Level 1
Securities
Assets:
Common Stocks				$205,589,765
Exchange-Traded Fund				2,211,969
Short-Term Investments				2,003,184
Total Value of Securities				$209,804,918

	Delaware Ivy VIP Smid Cap Core
	Level 1	Level 3		Total
Securities
Assets:
Common Stocks
Basic Materials	$16,988,239	$—		$16,988,239
Business Services	11,661,343	—		11,661,343
Capital Goods	24,017,027	—		24,017,027
Consumer Discretionary	11,933,030	—		11,933,030
Consumer Services	5,373,222	—		5,373,222
Consumer Staples	7,523,394	—		7,523,394
Credit Cyclicals	6,999,948	—		6,999,948
Energy	9,470,410	—		9,470,410
Financials	29,697,513	—		29,697,513
Healthcare	31,717,105	—	[1]	31,717,105
Media	3,786,368	—		3,786,368
Real Estate Investment Trusts	15,403,930	—		15,403,930
Technology	34,701,081	—		34,701,081
Transportation	7,928,221	—		7,928,221
Utilities	3,641,165	—		3,641,165
Short-Term Investments	3,809,978	—		3,809,978
Total Value of Securities	$224,651,974	$—		$224,651,974
141

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

1The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. Each Portfolio’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Portfolio’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Natural Resources, and Delaware Ivy VIP Smid Cap Core’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Natural Resources, and Delaware Ivy VIP Smid Cap Core’s net assets at the end of the year. As of December 31, 2023, Delaware Ivy VIP Balanced, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Science and Technology, and Delaware Ivy VIP Small Cap Growth had no Level 3 investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Portfolio:

Delaware Ivy VIP High Income

	Common Stocks	Convertibe Bond	Preferred Stock	Total
Balance as of 12/31/22	$7,885,418	$7,605,540	$119,120	$15,610,078
Purchases	—	174,098	—	174,098
Sales	(1,469,830)	—	—	(1,469,830)
Net realized gain (loss)	372,097	—	—	372,097
Amortization	—	27,286	—	27,286
Corporate actions	(2,071)	—	—	(2,071)
Net change in unrealized appreciation (depreciation)	546,653	584,367	—	1,131,020
Balance as of 12/31/23	$7,332,267	$8,391,291	$119,120	$15,842,678
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/2023	$1,171,379	$584,367	$—	$1,755,746

When market quotations are not readily available for one or more portfolio securities, the Portfolio’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Portfolio might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/ dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

142

A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for the Portfolio is as follows:

Delaware Ivy VIP High Income

Assets	Value	Valuation Techniques	Unobservable Inputs	Input Value
Common Stocks	$11,752	Liquidation approach	Financials	N/A
			Liquidity discount	10%
			EV/Revenue multiple	0.55x
Common Stocks	579,628	Market approach	EV/EBITDA multiple	6.93x
			EV/Revenue multiple	0.97x
Common Stocks	3,780,807	Market approach	EV/EBITDA multiple	2.82x
Common Stocks	2,958,752	Market approach	Financials	N/A
Common Stocks	326	Net asset value / liquidation	Financials	N/A
Convertible Bond	8,391,291	Market approach	Financials	N/A
			EV/Revenue multiple	0.55x
Preferred Stock	119,120	Market approach	EV/EBITDA multiple	6.93x

Level 3 securities with a total value of $1,002 have been valued using third party pricing information without adjustment and are excluded from the table above.

143

Notes to financial statements

Ivy Variable Insurance Portfolios

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Ordinary income	Long-term capital gains	Return of capital	Total
Year ended December 31, 2023:
Delaware Ivy VIP Asset Strategy	$11,766,779	$—	$—	$11,766,779
Delaware Ivy VIP Balanced	1,624,720	—	—	1,624,720
Delaware Ivy VIP Energy	2,903,088	—	—	2,903,088
Delaware Ivy VIP Growth	—	70,684,077	—	70,684,077
Delaware Ivy VIP High Income	47,902,935	—	—	47,902,935
Delaware Ivy VIP International Core Equity	8,460,348	—	—	8,460,348
Delaware Ivy VIP Mid Cap Growth	—	56,247,421	—	56,247,421
Delaware Ivy VIP Natural Resources	2,591,067	—	—	2,591,067
Delaware Ivy VIP Science and Technology	—	28,012,376	—	28,012,376
Delaware Ivy VIP Small Cap Growth	—	32,402,858	—	32,402,858
Delaware Ivy VIP Smid Cap Core	1,953,193	17,338,586	—	19,291,779

Year ended December 31, 2022:
Delaware Ivy VIP Asset Strategy	12,218,054	45,112,595	486,380	57,817,029
Delaware Ivy VIP Balanced	9,102,548	79,997,030	—	89,099,578
Delaware Ivy VIP Energy	3,638,234	—	—	3,638,234
Delaware Ivy VIP Growth	25,682,094	154,305,524	—	179,987,618
Delaware Ivy VIP High Income	52,676,536	—	—	52,676,536
Delaware Ivy VIP International Core Equity	52,574,539	—	—	52,574,539
Delaware Ivy VIP Mid Cap Growth	368,739	109,866,788	—	110,235,527
Delaware Ivy VIP Natural Resources	1,937,990	—	—	1,937,990
Delaware Ivy VIP Science and Technology	566,218	66,083,684	—	66,649,902
Delaware Ivy VIP Small Cap Growth	3,135,064	72,692,393	—	75,827,457
Delaware Ivy VIP Smid Cap Core	22,361,140	12,228,925	—	34,590,065

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

	Delaware Ivy VIP Asset Strategy	Delaware Ivy VIP Balanced	Delaware Ivy VIP Energy		Delaware Ivy VIP Growth
Shares of beneficial interest	$554,589,713	$204,246,370	$95,312,958		$341,406,027
Undistributed ordinary income	560,699	2,922,503	1,980,798		—
Undistributed long-term capital gains	—	—	—		94,108,708
Capital loss carryforwards	(8,452,231)	(4,578,867)	(12,247,587	)*	—
Deferred directors fees	(94,155)	(47,783)	(4,541)		(113,135)
Unrealized appreciation (depreciation) of investments,foreign currencies, and derivatives	30,067,981	13,267,541	1,125,764		263,135,856
Net assets	$576,672,007	$215,809,764	$86,167,392		$698,537,456
144

	Delaware Ivy VIP High Income	Delaware Ivy VIP International Core Equity	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Natural Resources
Shares of beneficial interest	$976,446,636	$600,954,297	$400,630,072	$132,715,182
Undistributed ordinary income	51,810,372	10,253,083	—	4,587,831
Undistributed long-term capital gains	—	1,855,858	14,406,129	—
Capital loss carryforwards	(181,219,424)	—	—	(36,353,834)
Deferred directors fees	(38,070)	(56,480)	(19,194)	(12,321)
Unrealized appreciation (depreciation) of investments,foreign currencies, and derivatives	(52,755,860)	34,561,389	99,448,102	(8,660,141)
Net assets	$794,243,654	$647,568,147	$514,465,109	$92,276,717

	Delaware Ivy VIP Science and Technology	Delaware Ivy VIP Small Cap Growth	Delaware Ivy VIP Smid Cap Core
Shares of beneficial interest	$411,402,211	$215,088,741	$213,878,319
Undistributed ordinary income	—	—	669,502
Undistributed long-term capital gains	18,976,588	—	363,943
Capital loss carryforwards	—	(15,410,565)	—
Deferred directors fees	(40,780)	(54,497)	(21,415)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	138,014,989	9,804,131	9,627,754
Net assets	$568,353,008	$209,427,810	$224,518,103

* A portion of the Portfolio’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of partnerships, tax recognition of unrealized gain on passive foreign investment companies, investments held within the wholly-owned subsidiary, tax treatments of debt restructurings, tax treatments of swaps, mark-to-market on forward foreign currency exchange contracts, mark-to-market on futures, and tax deferral on straddle losses.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to write off of net operating loss, tax treatment of gain (loss) on foreign currency transactions, tax treatment of passive foreign investment companies, tax treatment of paydown securities, and tax treatment of partnership securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the Portfolios recorded the following reclassifications:

	Delaware Ivy VIP Asset Strategy	Delaware Ivy VIP Energy	Delaware Ivy VIP Growth	Delaware Ivy VIP High Income
Paid-in capital	$196,569	$(140)	$(2,171,473)	$(1,718)
Total distributable earnings (loss)	(196,569)	140	2,171,473	1,718

	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Science and Technology	Delaware Ivy VIP Small Cap Growth
Paid-in capital	$(2,324,515)	$(1,544,969)	$(1,260,984)
Total distributable earnings (loss)	2,324,515	1,544,969	1,260,984
145

Notes to financial statements

Ivy Variable Insurance Portfolios

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2023, the Portfolios utilized the following capital loss carryforwards:

Delaware Ivy VIP Energy	$3,684,959
Delaware Ivy VIP International Core Equity	6,823,837
Delaware Ivy VIP Natural Resources	3,520,989

At December 31, 2023, certain Portfolios have capital loss carryforwards available to offset future realized capital gains as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Ivy VIP Asset Strategy	$6,966,793	$1,485,438	$8,452,231
Delaware Ivy VIP Balanced	3,727,235	851,632	4,578,867
Delaware Ivy VIP Energy	1,106,186	11,141,401	12,247,587
Delaware Ivy VIP High Income	17,561,414	163,658,010	181,219,424
Delaware Ivy VIP Natural Resources	—	36,353,834	36,353,834
Delaware Ivy VIP Small Cap Growth	4,622,885	10,787,680	15,410,565

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Ivy VIP Asset Strategy		Delaware Ivy VIP Balanced		Delaware Ivy VIP Energy
	Year ended		Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Class I	3,770	2,486	—	—	108,784	167,892
Class II	3,904,915	2,333,217	1,109,091	831,985	7,016,249	19,735,678

Shares issued upon reinvestment of dividends and distributions:
Class I	3,152	12,694	—	—	3,468	2,955
Class II	1,355,599	7,166,681	330,900	18,997,778	571,325	726,589
	5,267,436	9,515,078	1,439,991	19,829,763	7,699,826	20,633,114

Shares redeemed:
Class I	(1,002)	(866)	—	—	(107,696)	(130,904)
Class II	(11,589,992)	(10,414,827)	(5,955,274)	(4,217,111)	(15,157,188)	(17,381,020)
	(11,590,994)	(10,415,693)	(5,955,274)	(4,217,111)	(15,264,884)	(17,511,924)
Net increase (decrease)	(6,323,558)	(900,615)	(4,515,283)	15,612,652	(7,565,058)	3,121,190
146

	Delaware Ivy VIP Growth		Delaware Ivy VIP High Income		Delaware Ivy VIP International Core Equity
	Year ended		Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Class I	—	—	440,086	700,806	—	—
Class II	2,232,744	5,246,613	25,384,617	23,969,927	11,875,395	2,382,458

Shares issued upon reinvestment of dividends and distributions:
Class I	—	—	362,284	393,125	—	—
Class II	8,181,027	22,330,970	17,312,738	18,153,567	552,242	3,768,784
	10,413,771	27,577,583	43,499,725	43,217,425	12,427,637	6,151,242

Shares redeemed:
Class I	—	—	(930,604)	(1,298,839)	—	—
Class II	(18,887,157)	(17,572,568)	(40,692,011)	(43,537,541)	(6,598,095)	(5,473,984)
	(18,887,157)	(17,572,568)	(41,622,615)	(44,836,380)	(6,598,095)	(5,473,984)
Net increase (decrease)	(8,473,386)	10,005,015	1,877,110	(1,618,955)	5,829,542	677,258
	Delaware Ivy VIP Mid Cap Growth		Delaware Ivy VIP Natural Resources		Delaware Ivy VIP Science and Technology
	Year ended		Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Class I	883,627	1,618,195	—	—	36,886	24,401
Class II	4,824,396	4,953,182	1,999,983	9,791,609	1,790,438	2,109,519

Shares issued upon reinvestment of dividends and distributions:
Class I	1,218,017	2,801,133	—	—	4,772	10,777
Class II	4,902,585	8,730,807	579,657	410,591	1,389,706	3,543,762
	11,828,625	18,103,317	2,579,640	10,202,200	3,221,802	5,688,459

Shares redeemed:
Class I	(3,081,767)	(5,242,549)	—	—	(21,450)	(32,133)
Class II	(5,896,291)	(5,289,582)	(5,995,130)	(9,308,663)	(4,350,594)	(3,802,046)
	(8,978,058)	(10,532,131)	(5,995,130)	(9,308,663)	(4,372,044)	(3,834,179)
Net increase (decrease)	2,850,567	7,571,186	(3,415,490)	893,537	(1,150,242)	1,854,280
147

Notes to financial statements

Ivy Variable Insurance Portfolios

6. Capital Shares (continued)

	Delaware Ivy VIP Small Cap Growth		Delaware Ivy VIP Smid Cap Core
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Class I	499,998	441,146	—	—
Class II	1,474,880	2,259,394	6,156,474	2,177,868

Shares issued upon reinvestment of dividends and distributions:
Class I	541,760	760,465	—	—
Class II	5,472,013	11,461,185	1,896,930	3,164,690
	7,988,651	14,922,190	8,053,404	5,342,558

Shares redeemed:
Class I	(453,388)	(2,595,852)	—	—
Class II	(4,084,226)	(19,401,535)	(2,764,869)	(2,009,932)
	(4,537,614)	(21,997,387)	(2,764,869)	(2,009,932)
Net increase (decrease)	3,451,037	(7,075,197)	5,288,535	3,332,626

7. Basis of consolidation for Delaware Ivy VIP Asset Strategy

Ivy VIP ASF II, Ltd. (the Subsidiary), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Delaware Ivy VIP Asset Strategy (referred to as the Portfolio in this subsection). Ivy VIP ASF III (SBP), LLC (the Company), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Portfolio. The Subsidiary and the Company act as investment vehicles for the Portfolio, in order to affect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and SAI.

The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Portfolio, its Subsidiary and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company.

See the table below for details regarding the structure, incorporation and relationship as of December 31, 2023 of the Subsidiary and the Company to the Portfolio.

	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary/ company net assets	Percentage of Portfolio net assets

Ivy VIP ASF ll, Ltd.	1-31-13	4-10-13	$576,672,007	$24,808,229	4.30%
Ivy VIP ASF lll (SBP), LLC	4-9-13	4-23-13	576,672,007	27,287	0.00%
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8. Line of Credit

Each Portfolio, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, each Portfolio, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

Each Portfolio had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

9. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2023.

10. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Forward Foreign Currency Exchange Contracts — Each Portfolio may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Portfolio may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Portfolio may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover each Portfolio’s exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended December 31, 2023, Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, and Delaware Ivy VIP High Income used forward foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies.

During the year ended December 31, 2023, Delaware Ivy VIP High Income experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of operations.”

149

Notes to financial statements

Ivy Variable Insurance Portfolios

10. Derivatives (continued)

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Portfolios may use futures contracts in the normal course of pursuing its investment objective. The Portfolios may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Portfolios deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Portfolios because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Ivy VIP Asset Strategy posted $570,251 and Delaware Ivy VIP Balanced posted $188,595 cash collateral as margin for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended December 31, 2023, Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced invested in futures contracts to hedge each Portfolio’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — Each Portfolio may enter into options contracts in the normal course of pursuing its investment objective. Each Portfolio may buy or write options contracts for any number of reasons, including without limitation: to manage each Portfolio’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Portfolio’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Portfolio may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Portfolio. Each Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Portfolio is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at December 31, 2023.

During the year ended December 31, 2023, Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced used options contracts to manage each Portfolio’s exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts — Each Portfolio may enter into CDS contracts in the normal course of pursuing its investment objective. Each Portfolio may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap agreements are bilaterally negotiated agreements between a Portfolio and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront

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payment may be made or received by the Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2023, Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Portfolio had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2023, Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced used CDS contracts to hedge against credit events.

At December 31, 2023, for bilateral derivative contracts, Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced posted $87,811 and $39,613 cash collateral for certain centrally cleared derivatives, respectively, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments as of December 31, 2023 were as follows:

Delaware Ivy VIP Asset Strategy Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts
Variation margin due from broker on futures contracts*	$996,468
	Delaware Ivy VIP Asset Strategy Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on forward foreign currency exchange contracts	$(54,721)	$—	$—	$(54,721)
Variation margin due from broker on futures contracts*	—	(105,616)	—	(105,616)
Variation margin due from broker on centrally cleared credit default swap contracts*	—	—	(6,406)	(6,406)
Total	$(54,721)	$(105,616)	$(6,406)	$(166,743)
151

Notes to financial statements

Ivy Variable Insurance Portfolios

10. Derivatives (continued)

Delaware Ivy VIP Balanced Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts
Variation margin due from broker on futures contracts*	$355,754
	Delaware Ivy VIP Balanced Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on forward foreign currency exchange contracts	$(22,532)	$—	$—	$(22,532)
Variation margin due from broker on futures contracts*	—	(85,742)	—	(85,742)
Variation margin due from broker on centrally cleared credit default swap contracts*	—	—	(2,847)	(2,847)
Total	$(22,532)	$(85,742)	$(2,847)	$(111,121)

*Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared CDS contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Portfolio’s “Statements of assets and liabilities.”

The effect of derivative instruments on the “Statements of operations” for the year ended December 31, 2023 was as follows:

	Delaware Ivy VIP Asset Strategy Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(20,026)	$—	$—	$—	$—	$(20,026)
Interest rate contracts	—	(995,151)	(57,021)	—	—	(1,052,172)
Credit contracts	—	—	(22,890)	79,363	49,762	106,235
Total	$(20,026)	$(995,151)	$(79,911)	$79,363	$49,762	$(965,963)
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	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(54,721)	$—	$—	$(54,721)
Interest rate contracts	—	940,540	—	940,540
Credit contracts	—	—	(10,140)	(10,140)
Total	$(54,721)	$940,540	$(10,140)	$875,679
	Delaware Ivy VIP Balanced Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(8,246)	$—	$—	$—	$—	$(8,246)
Interest rate contracts	—	(309,665)	—	—	—	(309,665)
Credit contracts	—	—	(8,610)	30,145	17,354	38,889
Total	$(8,246)	$(309,665)	$(8,610)	$30,145	$17,354	$(279,022)
	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(22,532)	$—	$—	$(22,532)
Interest rate contracts	—	268,997	—	268,997
Equity contracts	—	—	(4,459)	(4,459)
Total	$(22,532)	$268,997	$(4,459)	$242,006

The tables below summarize the average daily balance of derivative holdings by certain Portfolios during the year ended December 31, 2023:

	Long Derivative Volume
	Delaware Ivy VIP Asset Strategy	Delaware Ivy VIP Balanced
Futures contracts (average notional value)	$27,109,481	$10,669,792
Options contracts (average notional value)*	39,454	14,698
CDS contracts (average notional value)**	292,624	114,944
153

Notes to financial statements

Ivy Variable Insurance Portfolios

10. Derivatives (continued)

	Short Derivative Volume
	Delaware Ivy VIP Asset Strategy	Delaware Ivy VIP Balanced	Delaware Ivy VIP High Income
Forward foreign currency exchange contracts (average notional value)	$588,248	$242,220	$1,540,449
Futures contracts (average notional value)	377,785	2,181,328	—
Options contracts (average notional value)*	24,382	9,282	—

* Long represents purchased options and short represents written options.

** Long represents buying protection and short represents selling protection.

11. Offsetting

Certain Portfolios entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help certain Portfolios mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between certain Portfolios and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, certain Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At December 31, 2023, certain Portfolios had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Ivy VIP Asset Strategy

Counterparty				Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank				$—	$(54,721)	$(54,721)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(54,721)	$—	$—	$—	$—	$(54,721)

Delaware Ivy VIP Balanced
Counterparty				Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank				$—	$(22,532)	$(22,532)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(22,532)	$—	$—	$—	$—	$(22,532)
(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
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12. Securities Lending

Each Portfolio, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Portfolio of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Portfolio. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Portfolio can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

Each Portfolio may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Portfolio’s cash collateral account may be less than the amount each Portfolio would be required to return to the borrowers of the securities and each Portfolio would be required to make up for this shortfall.

At December 31, 2023, each Portfolio had no securities out on loan.

13. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

155

Notes to financial statements

Ivy Variable Insurance Portfolios

13. Credit and Market Risks (continued)

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which each Portfolio invests will cause the NAV of each Portfolio to fluctuate.

Some countries in which the Portfolios may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

Certain Portfolios invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investor Services, Inc, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Certain Portfolios may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause a Portfolio to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, a Portfolio could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, a Portfolio’s investments in collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (“IOs”) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (“POs”) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause a Portfolio to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.

Certain Portfolios invests in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Portfolios will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate

156

borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may require each Portfolio to increase its investment in a company at a time when the Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Portfolio is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Portfolio may pay an assignment fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Portfolio. There were no unfunded loan commitments at the year ended December 31, 2023.

Certain Portfolios invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

Certain Portfolios may invest in REITs and are subject to the risks associated with that industry. If a Portfolio holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2023. The Portfolios’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Portfolios also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Portfolios will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statements of Assets and Liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Each Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

14. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown. However, each Portfolio has not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio’s existing contracts and expects the risk of loss to be remote.

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15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Portfolios’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small Cap Growth and Delaware Ivy VIP Smid Cap Core

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios listed in the table below (eleven of the portfolios constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the “Portfolios”) as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Delaware Ivy VIP Asset Strategy(1)	Delaware Ivy VIP Mid Cap Growth(2)
Delaware Ivy VIP Balanced(2)	Delaware Ivy VIP Natural Resources(2)
Delaware Ivy VIP Energy(2)	Delaware Ivy VIP Science and Technology(2)
Delaware Ivy VIP Growth(2)	Delaware Ivy VIP Small Cap Growth(2)
Delaware Ivy VIP High Income(2)	Delaware Ivy VIP Smid Cap Core(2)
Delaware Ivy VIP International Core Equity(2)

(1) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023 and the consolidated financial highlights for each of the three years in the period ended December 31, 2023.

(2) Statement of assets and liabilities, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the three years in the period ended December 31, 2023.

The financial statements of the Portfolios as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant

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Report of independent
registered public accounting firm

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents, portfolio company investees, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

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Tax Information

The information set forth below is for the Portfolio’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Portfolio. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, each Portfolio reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Delaware Ivy VIP Asset Strategy	—	100.00%	100.00%	13.00%
Delaware Ivy VIP Balanced	—	100.00%	100.00%	91.00%
Delaware Ivy VIP Energy	—	100.00%	100.00%	91.30%
Delaware Ivy VIP Growth	100.00%	—	100.00%	—
Delaware Ivy VIP High Income	—	100.00%	100.00%	—
Delaware Ivy VIP International Core Equity	—	100.00%	100.00%	—
Delaware Ivy VIP Mid Cap Growth	100.00%	—	100.00%	—
Delaware Ivy VIP Natural Resources	—	100.00%	100.00%	35.58%
Delaware Ivy VIP Science and Technology	100.00%	—	100.00%	—
Delaware Ivy VIP Small Cap Growth	100.00%	—	100.00%	—
Delaware Ivy VIP Smid Cap Core	89.88%	10.12%	100.00%	90.40%

(A) and (B) are based on a percentage of each Portfolio’s total distributions.

(C) is based on each Portfolio’s ordinary income distributions.

1Qualified dividends represent dividends which qualify for corporate dividends received deduction.

Delaware Ivy VIP International Core Equity intends to pass through foreign tax credits in the maximum amount of $1,216,773. The gross foreign source income earned during the fiscal year 2023 by the Portfolio was $18,641,079. Delaware Ivy VIP Asset Strategy has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Portfolio. The amount of tax refunded, and years to which the tax relates, will be available upon request, along with certain other information about the refunded tax. Please consult your tax advisor. The amount reported above has not been reduced for any foreign tax redeterminations.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small Cap Growth and Delaware Ivy VIP Smid Cap Core (each, a “Fund” and together, the “Funds”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the

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Other Portfolio information (Unaudited)

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Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities, provide portfolio

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management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022. The Board considered that the Funds were managed by Ivy Investment Management Company prior to the acquisition of its parent company, Waddell & Reed Financial, Inc. by Macquarie Asset Management, a division of Macquarie Group Ltd. (the “Transaction”), and that each Fund’s performance prior to the closing of the Transaction on April 30, 2021 is that of its predecessor investment manager and not DMC.

Delaware Ivy VIP Asset Strategy. The Performance Universe for the Fund consisted of the Fund and all alternative other funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth and second quartile, respectively, and for the 5-year and since inception periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year and since inception periods was above the median of its Performance Universe and for the 1-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3- and 5-year and since inception periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark index for the 1-year period.

Delaware Ivy VIP Balanced. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the second quartile of its Performance Universe and for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its equity benchmark index for the 1-year period and underperformed its equity benchmark index for the 3-, 5-, and 10-year periods. In addition, the Board noted that the Fund underperformed its fixed income benchmark index for the 1-year period and outperformed its fixed income benchmark index for the 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods.

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Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Delaware Ivy VIP Energy. The Performance Universe for the Fund consisted of the Fund and all natural resources funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first and third quartile, respectively, of its Performance Universe and for the 5-year and since inception periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3- and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-year and since inception periods. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods.

Delaware Ivy VIP Growth. The Performance Universe for the Fund consisted of the Fund and all large-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods and slightly underperformed its benchmark index for the 3- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review.

Delaware Ivy VIP High Income. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe and for the 3- and 5-year and since inception periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year and since inception periods was above or equal to the median of its Performance Universe and for the 1-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year periods and underperformed its benchmark index for the 5-year and since inception periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board, however, noted that the investment performance of the investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its investment strategy and that it would continue to evaluate the Fund’s performance.

Delaware Ivy VIP International Core Equity. The Performance Universe for the Fund consisted of the Fund and all international large-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second and fourth quartile, respectively, of its Performance Universe and for the 3- and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was above the median of its Performance Universe and for the 5-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index (net of dividends) for the 1-, 3-, and 10-year periods and underperformed its benchmark index (net of dividends) for the 5-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board, however, noted that the investment performance of the investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its investment strategy and that it would continue to evaluate the Fund’s performance.

Delaware Ivy VIP Mid Cap Growth. The Performance Universe for the Fund consisted of the Fund and all mid-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe and for the 3- and 5-year and since inception periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year and since inception periods was above the median of its Performance Universe and for the 1-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3- and 5-year and since inception periods and

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underperformed its benchmark index for the 1-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review.

Delaware Ivy VIP Natural Resources. The Performance Universe for the Fund consisted of the Fund and all natural resources funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the third quartile of its Performance Universe and for the 5- and 10-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board, however, noted the limited period of performance data available since it changed its investment strategy and portfolio management team and would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods.

Delaware Ivy VIP Science and Technology. The Performance Universe for the Fund consisted of the Fund and all science and technology funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the first and second quartile, respectively, of its Performance Universe and for the 3-year and since inception periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was above the median and for the 3-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-, 5-year and since inception periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and its benchmark index for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark index for the 1-year period.

Delaware Ivy VIP Small Cap Growth. The Performance Universe for the Fund consisted of the Fund and all small-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year and since inception periods was in the second, third, and fourth quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3-year period and underperformed its benchmark index for the 1-year and since inception periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods. The Board also noted that the Fund’s performance was ahead of its Performance Universe median for the 1-year period.

Delaware Ivy VIP Smid Cap Core. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was in the second quartile of its Performance Universe and for the 3-year period was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark index for the 1-year period.

Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of

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Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

Delaware Ivy VIP Asset Strategy. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Balanced. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Energy. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Growth. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP High Income. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP International Core Equity. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Mid Cap Growth. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Natural Resources. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Science and Technology. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Small Cap Growth. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

166

Delaware Ivy VIP Smid Cap Core. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that, as of March 31, 2023, Delaware Ivy VIP High Income’s net assets exceeded its first breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.

167

Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

168

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
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Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
170

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]

1  “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2  Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Portfolios’ investment advisor.

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Delaware Funds by Macquarie®

3  Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Portfolios’ investment advisor, principal underwriter, and transfer agent.

4  Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.

5  David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

172

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Portfolio’s Forms N-PORT, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Portfolio’s most recent Form N-PORT are available without charge on the Portfolios’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3357899)
ANN-VIP1-0224

Annual report

Ivy Variable Insurance Portfolios

Delaware Ivy VIP Core Equity

Delaware Ivy VIP Corporate Bond

Delaware Ivy VIP Global Growth

Delaware Ivy VIP Limited-Term Bond

Delaware Ivy VIP Value

Delaware VIP Global Equity
(formerly, Delaware VIP Global Value Equity)

Delaware VIP Real Estate Securities

December 31, 2023

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Portfolios are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

The Portfolios are advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Ivy VIP Core Equity

December 31, 2023 (Unaudited)

Effective May 1, 2024, the names of each Portfolio and each share class are changed as follows:

Current Name	New Name
Delaware Ivy VIP Core Equity	Macquarie VIP Core Equity Series
Delaware Ivy VIP Corporate Bond	Macquarie VIP Corporate Bond Series
Delaware Ivy VIP Global Growth	Macquarie VIP Global Growth Series
Delaware Ivy VIP Limited-Term Bond	Macquarie VIP Limited-Term Bond Series
Delaware Ivy VIP Value	Macquarie VIP Value Series
Class I	Standard Class
Class II	Service Class

The investment objective of the Portfolio is to seek to provide capital growth and appreciation.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Core Equity (the “Portfolio”) underperformed its benchmark, the S&P 500® Index. The Portfolio’s Class II shares gained 23.51%. This figure reflects all distributions reinvested. During the same period, the benchmark gained 26.29%. For complete, annualized performance of Delaware Ivy VIP Core Equity, please see the table on page 16.

Market review

Following a very difficult market environment in 2022 in which growth and information technology (IT) companies led market declines, 2023 saw them lead market gains. Improved earnings were the key reason. The US Federal Reserve raised interest rates throughout 2022, resulting in significantly tighter financial conditions. The IT sector was hardest hit with slowing revenue growth and inflated cost levels. By late 2022, many companies within the sector had initiated significant cost-reduction efforts that played out in 2023. As revenue stabilized, earnings sharply improved, and the IT sector outperformed the overall market.

In addition to IT, the communication services and consumer discretionary sectors had strong performances. While the broad market rallied in the last three months of the fiscal period, performance was unusually concentrated in many of the largest IT, communications, and consumer discretionary companies. The eight remaining S&P 500 Index sectors underperformed the market, with utilities, energy, and consumer staples turning in the weakest performances. To illustrate the degree to which performance was concentrated in just a small portion of the market, as of the second quarter 2023, just seven companies accounted for more than two-thirds of the market’s gains, an unusual feat.

Market averages declined in the third quarter, primarily on intensified concern that inflation was stickier than previously thought and that the Fed would continue to tighten financial conditions. That concern eased in the fourth quarter as the Fed indicated it would put further increases on hold given that inflation had eased significantly.

Equities surged in the fourth quarter, with a broad mix of cyclical industries demonstrating strength in addition to IT. By the end of 2023, investors seemed to grow confident that the US economy would avoid recession and that the Fed would begin reducing rates. Investors also appeared to anticipate a significant loosening of monetary conditions throughout 2024 and beyond with continued moderation in inflation levels.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

The Portfolio underperformed its benchmark during the fiscal year ended December 31, 2023. Sector allocation detracted, mainly due to a large cash position, while stock selection was roughly neutral. Stock selection was highly divergent among sectors. Financials, healthcare, and consumer staples contributed to relative performance, while IT, consumer discretionary, and utilities detracted.

Leading contributors to performance during the fiscal year included United Rentals Inc., Applied Materials Inc., KKR & Co. Inc., Take-Two Interactive Software Inc., and Blackstone Inc. Shares of the equipment rental company United Rentals appreciated throughout the period, benefiting from exposure to residential construction trends and an understated valuation at the beginning of the year. Applied Materials, a supplier of equipment and services to the semiconductor manufacturing industry, also contributed as semiconductor capital spending exceeded low expectations in 2023. Growth came from emerging markets, notably China, and from construction of new fabrication plants in the US, funded in part from the CHIPS and Science Act enacted in 2022.

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Portfolio management reviews

Delaware Ivy VIP Core Equity

After performing poorly in 2022, shares of KKR reversed course on signs that the private equity and real estate company will continue to grow assets under management, fee-based revenues, and earnings well into the future. Take-Two, a developer of interactive entertainment, benefited from the planned release of a sequel to its best-selling game, Grand Theft Auto. As the largest alternative investment manager in the world, Blackstone performed well in 2023 on perceived bottoming in earnings power, which was dented by lower capital market activity and higher interest rates. The company also benefited from S&P 500 Index inclusion, which drove higher demand for the shares from passive investors and index-following strategies.

The most significant detractors from performance during the fiscal year included NextEra Energy Inc., UnitedHealth Group Inc., Aptiv PLC, VeriSign Inc., and ConocoPhillips. NextEra performed poorly on investors’ concern that higher financing rates would hamper alternative energy projects. The share price recovered toward the end of the fiscal year as interest rates eased. Throughout 2023, UnitedHealth Group battled negative market sentiment tied to a modest rise in healthcare utilization that can depress earnings for health insurance providers. While this trend didn’t disrupt earnings, market participants were more excited to own depressed areas within the equity market, causing shares to underperform in a strong market environment.

Auto parts supplier Aptiv underperformed, experiencing difficulty recapturing pricing after a bout of high inflation in the cost to procure and ship parts to large auto original equipment manufacturers. Near the end of 2023, investors also questioned the growth rate of electrified vehicles globally, to which Aptiv is significantly exposed.

VeriSign, an operator of web domain registries, underperformed in a strong equity market, but we believe this was based more on market participants’ desire to own more volatile risk-on equity positions than any negative fundamental developments with VeriSign itself. Oil and gas producer ConocoPhillips also underperformed a strong equity market due in part to a weak environment for oil prices, particularly in the fourth quarter. Earnings performance is directly tied to the price of underlying commodities. Cash was also a drag on the Portfolio’s performance given the strong benchmark return during 2023.

Our strategy for the Portfolio remains ascertaining which high-quality companies are poised to exceed longer-run earnings and cash-flow forecasts based on what we consider to be identifiable catalysts. We routinely recycle capital from areas that have performed well (with above-trend earnings) into other areas with depressed expectations and oftentimes very depressed valuations. Lately, we have found a combination of depressed expectations and valuations within the consumer finance areas and within personal lines insurance companies. Those areas continued to grow in importance and weighting within the Portfolio during the fiscal period. Increasingly, we believe that the cyclical decline in durable spending, particularly as it relates to home improvement, will have run its course by mid-2024 after a long (six-to-eight-quarter) post-pandemic-era hangover. As such, we initiated a position in The Home Depot Inc. in the third quarter and are searching for other potential holdings going through similar mini-recessions characterized by a period of sharp underearning of their longer-run potential.

From a sector standpoint, we find some of the most interesting opportunities in the financials sector with its highly attractive valuation levels. We believe that capital market activity is poised for a rebound following a two-year slump and have many ways to take advantage of this theme within the Portfolio. The Portfolio continues to have a market-neutral weight within IT and communication services and is generally underexposed to the bond-proxy areas of real estate, utilities, and consumer staples. We continue to hold modest levels of cash in an effort to control overall risk levels relative to the broader market.

2

Portfolio management reviews

Delaware Ivy VIP Corporate Bond

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide current income consistent with preservation of capital.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Corporate Bond (the “Portfolio”) posted a positive return but underperformed its benchmark, the Bloomberg US Corporate Bond Index. The Portfolio’s Class II shares gained 7.27%. This figure reflects all distributions reinvested. During the same period, the benchmark advanced 8.52%. For complete, annualized performance of Delaware Ivy VIP Corporate Bond, please see the table on page 18.

Market review

The Portfolio’s fiscal year ended December 31, 2023, finished on a strong note as market participants embraced the Goldilocks narrative of easing inflation, potential US Federal Reserve rate cuts in 2024, and a relatively healthy economy. This fueled investor demand for investment grade corporate debt as yields reached historically attractive levels.

However, markets faced numerous hurdles throughout the fiscal year, beginning with the collapse of Silicon Valley Bank (SVB) in March 2023. We held SVB in the Portfolio during the fiscal year. While the bank’s sudden failure was an isolated event involving a large percentage of uninsured deposits, mismatched liabilities, and inadequate risk management, it set off a near panic that threatened to engulf the entire regional banking sector. The Fed’s quick action, however, enabled banks to meet obligations without having to sell bonds at a loss, as SVB did. While that was sufficient to stabilize the US banking system, it did not prevent Credit Suisse Group from succumbing to investor pressure. Only the intervention of the Swiss authorities, which engineered a takeover by UBS Group, eased the looming banking crisis.

While the war in Ukraine began before the Portfolio’s fiscal year started, the conflict continued throughout the 12-month period. As did most of Europe, we anticipated supply disruptions, particularly for food, energy, and several vital commodities. We thought that the war, taking place in the breadbasket of Europe, would have an adverse impact throughout the region and beyond. Early in the war, Russia shut down a large natural gas supply that threatened the winter heating season in Europe. This pressured energy prices, and food prices increased as well – though perhaps due largely to already high overall inflation because of factors unrelated to the war. However, all in all, we were surprised by how well financial markets navigated the situation. When Credit Suisse showed signs of distress, we thought that higher energy costs, food shortages, and supply disruptions combined with banking turmoil would lead the region into a recession. Here again, our concern did not manifest itself. Demand, and the ability to navigate the supply-side disruptions, has been noteworthy, in our view.

Geopolitical tensions have grown with the Israel-Hamas war risking a wider conflict throughout the Middle East. The sudden terrorist attack in Israel on October 7, 2023 drove an initial flight to quality bid in Treasurys, while credit spreads were largely unaffected. However, the Treasury rally was short-lived, and rates eventually resumed their upward climb with the 10-year Treasury yield crossing 5% for the first time since 2007.

We think that central banks – the Fed and the European Central Bank (ECB) in particular – deserve credit for their handling of the inflationary pressures that took hold in the wake of the pandemic and the lifting of economic lockdowns. In all candor, we thought the Fed should have gone slower and waited to see if any negative effects resulted from its aggressive rate-tightening regime. The Fed raised rates four times during the 12-month period, taking the federal funds rate from 4.25% in December 2022 to 5.25% in December 2023, holding rates at those levels for the second half of the fiscal year.

Much to our surprise, the housing market barely reacted, labor markets were incredibly resilient, and bank lending conditions didn’t cause massive deterioration on Main Street. While you could argue that SVB was a casualty, we think that was the direct result of a management team that took its eye off the ball from a risk-management perspective. After four to five years of near-zero interest rates, the Fed has taken notable steps toward achieving its goal without severe damage to the economy.

As macroeconomic data continue to be supportive of the Fed’s hopes for a soft landing and strong economic resilience, the Fed is now as close to ending its restrictive monetary policy campaign as it has been since the rate hiking cycle began in early 2022. At the most recent Federal Open Market Committee (FOMC) meeting, the estimate for Fed Funds, or “the dots,” showed that the Fed anticipates cutting by 0.75 percentage points in 2024. This is viewed as a dovish stance as the Fed was previously anticipating hiking one more time and then cutting by 0.50 percentage points. The market is now pricing in that the Fed will cut rates by at least 1.25 percentage points in 2025.

Demand for investment grade corporate bonds also surprised us over the fiscal year. While expectations for Fed easing in 2024 pushed yields lower near the end of the fiscal year, they have averaged roughly 5.50% for the entire fiscal year, driving increased demand domestically from pension funds, life insurers, companies, and individual investors. And even though yields at the end of the fiscal year are down materially from

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Portfolio management reviews

Delaware Ivy VIP Corporate Bond

the peak, they are still at historically attractive levels, and we believe demand for US investment grade corporate debt will remain strong into 2024. Despite the lack of rate sensitivity within high yield, the asset class outperformed investment grade credit during the Portfolio’s fiscal year, as risk sentiment rebounded with hopes of an eventual Fed pivot and spreads tightened materially.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Given the difficulties in navigating a fraught investment environment, we think it is notable that only a few of our investments markedly underperformed, the most significant of which was SVB. Conversely, the Portfolio benefited from yield-curve positioning in sectors and names where we believed there was strong relative value. Being overweight longer-dated issues in these areas benefited performance as risk sentiment rebounded later in the fiscal year and investor expectations for eventual Fed easing drove a sharp decline in rates over the last few months of the 12-month period.

Some of the risks confronting the Portfolio that we were concerned with early in the Portfolio’s fiscal year centered on a consumer slowdown, higher inflation that adversely affected profit margins, and the ongoing war in Ukraine. We wanted to adopt a more defensive position, and we achieved that by reducing the Portfolio’s spread duration positioning relative to the benchmark, primarily within the electric and capital goods sectors.

During the fiscal year, the Portfolio benefited by overweighting wider-trading, longer-dated issues in the electric sector as spreads compressed and rates materially declined toward the end of the fiscal year. The Portfolio also benefited from security selection within the communications sector, primarily owning longer-dated, wider-spread names, which proved beneficial amid the positive risk tone. Exposure to the automotive sector also contributed to performance, stemming from the Portfolio’s exposure to higher-beta names, including some high yield issues.

Banking was the weakest-performing sector during the fiscal period due to the Portfolio’s exposure to SVB. We generally consider regional banks to be more defensive than the large money-center banks, given that the smaller banks engage in less trading and merger and acquisition activity, which can be problematic when capital markets enter a downturn. Although we were overweight regional banks as a whole, the Portfolio’s overweight to SVB was the deciding factor that weighed on the banking sector’s performance.

The Portfolio’s exposure to Treasurys likewise detracted from performance. As part of our defensive posture, we had built up some cash in the Portfolio. We hedged that with Treasurys to add some duration. Owing longer-dated Treasurys as rates rose for most of the fiscal period detracted from the Portfolio’s performance while Treasurys also lagged as risk sentiment improved in the last few months of the fiscal year.

The strongest individual credit contributors included several of the large money center banks, notably Bank of America Corp. and JPMorgan Chase & Co. The regional bank crisis tainted the entire banking sector before spreads eventually normalized within the “Big 6” money center banks. AT&T Inc. also outperformed. The Portfolio’s exposure to these longer-dated issues benefited as rates declined and wider-trading names profited from spread tightening near the end of the fiscal year.

SVB, KeyBank Group Inc., and MPLX LP were the largest detractors from the Portfolio’s performance during the fiscal year. KeyBank was hurt by the collapse of SVB, which engulfed the regional bank space in March 2023. MPLX was affected by the timing of sales as we added positions to the Portfolio early in the fiscal year via the new issue market when rates were relatively low and subsequently exited later in the fiscal year when rates were close to their peak. This weighed on total returns.

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Portfolio management reviews

Delaware Ivy VIP Global Growth

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide growth of capital.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Global Growth (the “Portfolio”) underperformed its benchmark, the MSCI ACWI (All Country World Index). The Portfolio’s Class II shares gained 19.90%. This figure reflects all distributions reinvested. During the same period, the benchmark gained 22.20% (net) and 22.81% (gross). For complete, annualized performance of Delaware Ivy VIP Global Growth, please see the table on page 20.

Market review

Markets recovered sharply in 2023 as central banks indicated that an end to rate hikes could be near and investors expressed optimism that a soft landing was possible in the US. Several new investment trends, including artificial intelligence, also contributed to the rise in global markets.

Interest rates increased for most of the fiscal year across the US and Europe, but as inflation moderated, investors adopted a risk-on mentality. Early in the fiscal year, excitement arising from generative artificial intelligence (gen AI) sparked bullish sentiment for semiconductors and other potential beneficiaries. While many of these early gen AI winners are in the US, international markets also drew some investor attention. In addition to AI, glucagon-like peptide-1s (GLP-1s), a new class of diabetes drug found to treat obesity and many other indications, came to the forefront. One of the key developers of this class of drug is Denmark-based pharmaceutical company Novo Nordisk A/S.

Late in the fiscal year, bond yields dropped significantly around the world as central banks transitioned to a neutral policy stance. In Europe, the risk of inflation has given way to recessionary pressure. Most underlying economic data are showing signs of contraction, so while a recession may not have been declared, it seems those economies are struggling.

Contributing to Europe’s woes is China, one of the region’s major trading partners. China was slow to recover from its prolonged COVID-19 pandemic-era lockdowns. Despite benefiting from an export boom during the heart of the pandemic, the country’s inability to spark growth in its core economy continued to be an issue. China’s economy relies heavily on property growth, which has been an area of concern.

Elsewhere in the emerging world, India continued on a solid growth trajectory. A lack of stimulus and excess liquidity during the pandemic benefited India by sheltering the country from many of the common woes felt elsewhere in the world.

Equity markets performed quite well during the fiscal year. China was the exception with its market down more than 10%. All sectors were positive during the period. Information technology led, primarily driven by semiconductors. Consumer staples, which is often viewed as a bond proxy because many of the companies in the sector have high dividend yields, was the weakest area. In a high interest rate environment, those yields had little appeal for investors.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

During the fiscal year ended December 31, 2023, stock selection in consumer discretionary and information technology detracted most from relative performance, while stock selection in energy and utilities contributed. At a country level, Denmark, China, and the US detracted from relative performance, while India and Japan contributed.

China Mengniu Dairy Co. Ltd. and Genmab A/S were the weakest relative performers in the Portfolio during the fiscal period. Not owning Meta Platforms Inc. also detracted from the Portfolio’s performance. Sales growth of China Mengniu Dairy, one of the largest Chinese domestic producers of dairy products, softened in recent periods with general macroeconomic slowness, but the company is well positioned in our view, and valuations remain extremely depressed at multiyear lows. Denmark-based biologics company Genmab produces advanced treatments for several diseases including cancer. Its stock was down sharply as one of its marketing partners reported sales that were slightly below expectations for a key drug. Genmab reported more detailed results several weeks later and alleviated some concerns. We believe the company is trading at an attractive valuation and receives little credit for its pipeline.

NTPC Ltd., Intuit Inc., and Pinterest Inc. contributed significantly to performance. The stock of India-based utility company NTPC was up over the course of the fiscal year on solid execution and a valuation rerating. Investors began to appreciate the company’s importance in India’s transition to reduced carbon-emitting sources of energy as the country grows. Meanwhile, NTPC is a major producer of traditional energy, which has been a strong source of cash flow to enable its investment in renewables.

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Portfolio management reviews

Delaware Ivy VIP Global Growth

Intuit, a leader in tax and financial software for individuals and small and medium-sized businesses, continued to grow despite a more challenging macroeconomic environment. Intuit is also one of the few companies that expects to have tangible gen AI applications in the near term. Given investors’ focus on AI during 2023, we think Intuit is a growth vertical that will be an attractive investment opportunity going forward and view this as an exciting prospect for the company and its customers.

Pinterest is a US internet company that benefited from a reacceleration in advertising, significant growth in monthly active users, and its ability to execute strategic plans. We think the company is well positioned to continue capitalizing on advertising spend.

We added several new positions during the fiscal year, including The Home Depot Inc., a high-quality company with a dominant market position in the oligopolistic home improvement industry. The company did well during the pandemic, which created year-over-year growth headwinds in 2023 when industry sales normalized. As those growth hurdles moderate, however, the company should face easier comparisons, in our opinion. Home Depot had strong pricing power in the face of inflation, and we believe it should benefit going forward as inflation eases.

We sold US-based Seagate Technology Holdings PLC, a leading manufacturer of hard disk drives. After experiencing both cyclical and sales weakness, particularly in China, the company is beginning to see an inflection in its end markets. The US cloud business is a critical area for growth, so in the long term Seagate is well positioned with an inexpensive valuation. Investors recognized these attributes and the stock rallied. We took advantage of the run up in price and exited our position to find other opportunities with more-attractive upside.

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Portfolio management reviews

Delaware Ivy VIP Limited-Term Bond

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide current income consistent with preservation of capital.

For its fiscal year ended December 31, 2023, Delaware Ivy VIP Limited-Term Bond (the “Portfolio”) outperformed its benchmark, the Bloomberg 1-3 Year US Government/Credit Index. The Portfolio’s Class II shares rose 4.73%. This figure reflects all distributions reinvested. During the same period, the benchmark gained 4.61%. For complete, annualized performance of Delaware Ivy VIP Limited-Term Bond, please see the table on page 22.

Market review

There were significant changes in the macroeconomic backdrop during the fiscal year ended December 31, 2023. Geopolitical tensions escalated as the war in Ukraine continued and conflict in the Middle East erupted. Reshoring – the return of business operations from overseas – increased as trade restrictions intensified even as core inflation remained viscous.

Nonetheless, 2023’s market performance was the antithesis of 2022. Bond markets and equity returns were positive as fear of a US recession receded. The US economy proved resilient in the face of higher interest rates. The US Federal Reserve continued to aggressively tame inflation, which continued to run above target due to the abundance of fiscal and monetary stimulus injected into the economy during the height of the COVID-19 pandemic.

Additional fiscal spending during the year and consumers that drew down savings they had built up during the pandemic fueled spending. Other factors that contributed to the economy’s resilience included a mortgage-market structure that diluted the cash-flow impact of higher short-term rates. Additionally, the corporate sector was healthy and successfully pushed out debt maturities during the low-yield environment of the past few years.

An inverted yield curve added credence to the belief that tighter credit conditions combined with higher rates would ultimately push economic growth into negative territory. Using history as our guide, sharp increases in the federal funds rate like those we have witnessed the past 20 months have usually been followed by a recession. There are some instances when a soft landing occurred such as the one former Fed Chair Alan Greenspan engineered during the mid-1990s. Even so, soft landings remain the exception rather than the rule.

The conflicts underway in Ukraine and the Middle East may have broad implications. The war in Ukraine initially had a significant impact on commodities, reverberating around the globe in 2022 and causing great hardship for many. As a result, central banks were inclined to maintain or tighten monetary policies further in 2023.

In the UK, inflation continued to run well above target while US prices declined more rapidly. Consequently, investors believed that the Fed was done raising rates and would commence an easing cycle in the coming months. That optimism led to looser financial conditions, creating a favorable environment for risk assets to perform well as interest rates declined from the highs reached in the fourth quarter. Meanwhile, standing apart from other central banks, the Bank of Japan continued to maintain ultra-easy monetary policy, including negative short-term rates, as it waits for concrete evidence of meaningful wage growth in an environment where uncertainty remains elevated.

US Treasury rates were volatile throughout the period, but mostly finished close to unchanged from the start of the period. The exception came at the short end, which was pushed higher by four separate Fed rate increases. The rate hikes amplified the inversion of the yield curve during the first half of the fiscal year. Credit markets performed well notwithstanding the intra-period rate volatility. Investors found higher yields sufficiently enticing to keep buying corporate credit and other risk assets for much of the fiscal year. The dollar see-sawed against major developed market currencies and finished close to unchanged.

Within the Portfolio

In early 2023 we continued to reduce the Portfolio’s exposure to investment grade corporate credit since valuations were near long-term averages and our macroeconomic assessment was that the economy would slow. The Portfolio’s sector allocation to BBB-rated bonds was its largest overweight credit tranche and contributed to the Portfolio’s yield advantage versus its benchmark. Within industrials, security selection contributed favorably to performance and included issuers such as Teledyne Technologies Inc., a provider of electronic subsystems and instrumentation. The Portfolio still holds Teledyne Technologies, in part because we believe there may be additional upside from a rating perspective. The Portfolio also benefited from exposure to Energy Transfer LP, a company engaged in transportation and storage of energy-related commodities.

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Portfolio management reviews

Delaware Ivy VIP Limited-Term Bond

Exposure to certain financial institutions, such as KeyBank N.A., a regional bank in the US, offset those gains somewhat. KeyBank experienced heightened volatility when a string of bank failures in the US, including SVB Financial Group, Republic Bank, and Signature Bank, seemed to indicate that fundamental stress within the regional banking system could become systemic.

Out-of-benchmark exposure to collateralized loan obligations (CLOs) contributed to performance. These holdings were invested in the AAA-rated tranches, which we still believe represent value. Additional high-quality asset classes generating positive excess returns include an allocation to asset backed securities (ABS) and commercial mortgage-backed securities (CMBS).

The Portfolio’s exposure to high yield corporates added to performance overall. Examples of current holdings that generated positive returns include automotive components producer Sensata Technologies BV and recently upgraded automotive financing services provider Ford Motor Credit Co. LLC. Modest detractors from performers included sovereign exposure to the Republic of the Philippines and XP Inc., a financial services company serving customers in Brazil. We exited both positions during the fiscal year.

A modest allocation to agency mortgage-backed securities (MBS) detracted slightly from performance, but we continued to hold a Portfolio position in the asset class based on valuation.

Yield curve management contributed to performance primarily due to curve positioning.

At the end of the fiscal year, with a healthy dose of caution in mind, we made few changes in the positioning of the Portfolio. Over the course of the fiscal year, yields moved lower and risk premiums dropped below long-term historical averages. The Fed successfully cooled inflation from the highs of mid-2022 without driving the US economy into a recession. Although the likelihood of a recession diminished, we continued to believe that the structural forces at play could still prevail over investors’ enthusiasm. The Fed’s rate-hike pause and pivot to potential future rate cuts induced interest rates and risk premiums to decline. Aggressive price action led many asset classes to trade higher than long-term historical averages.

More than 40% of the world’s population will hold national elections in 2024, according to Bloomberg. We think the election in the US, in particular, is likely to keep the world on edge, as major, global policy shifts could result. This, combined with worsening political polarization, could keep disruption risks elevated.

US fiscal spending continued at a torrid pace during this past fiscal year. However, with deficits reaching levels generally not witnessed outside of recessionary periods, the will of the fiscal hawks may be tested to avoid an economic slowdown.

We believe Fed Chair Jerome Powell and the Federal Open Market Committee (FOMC) deserve a fair amount of credit for the success of the current cycle of rate hikes, despite the policy errors of easy money coming out of the pandemic. Though many believe the US economy is likely to experience a “soft landing,” we think a recession is not off the table. Inverted yield curves combined with tighter lending standards historically have been an accurate predictor of looming economic contraction. We must ask ourselves: what happens to asset prices if a recession takes root after markets have effectively priced out the risk? For all these reasons, we think our cautious positioning of the Portfolio at fiscal year end is warranted.

Delaware Ivy VIP Limited-Term Bond used derivatives, including interest rate futures, to risk manage the overall sensitivity of the Portfolio to changes in interest rates.

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Portfolio management reviews

Delaware Ivy VIP Value

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide capital appreciation.

For the fiscal year ended December 31, 2023, Delaware Ivy VIP Value (the “Portfolio”) underperformed its benchmark, the Russell 1000 Value Index. The Portfolio’s Class II shares gained 8.27%. This figure reflects all distributions reinvested. During the same period, the benchmark gained 11.46%. For complete, annualized performance of Delaware Ivy VIP Value, please see the table on page 24.

Market review

The major US stock indices moved higher for the Portfolio’s fiscal year ended December 31, 2023, led by stocks of the largest companies, particularly those of technology-related businesses. By the end of the period, the 10 largest stocks in the broad market S&P 500® Index accounted for more than 30% of the index’s market capitalization – a historically high level of concentration (source: Goldman Sachs). Returns across economic sectors were mixed. Energy and utilities posted negative total returns while communication services and information technology (IT) were up more than 50%.

Early in the Portfolio’s fiscal year, the high-profile failures of several regional banks added to an already volatile period. The failures caused a selloff in bank stocks, especially smaller and mid-sized institutions, which helped drive investor flight to large-cap growth stocks. Falling inflation, exuberance for companies involved in artificial intelligence (AI), and a growing belief that the US Federal Reserve could engineer a soft landing for the economy helped push the major indices higher during the fiscal year.

The Fed raised interest rates four times during the trailing 12-month period with the most recent increase coming in July, which left the federal funds rate target range between 5.25% and 5.50%. At its meetings in September, November, and December, the Fed left rates unchanged. As the end of the fiscal year approached, inflation continued to ease, according to data from the Bureau of Economic Analysis. The Personal Consumption Expenditures Price Index (PCE) was up 2.6% in November from a year earlier while the Core Personal Consumption Expenditures Price Index (Core PCE), which excludes food and energy prices, rose 3.2% year over year.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

At the Portfolio level, stock selection detracted from relative performance, while sector allocation had a positive effect. The three largest detractors from a sector perspective were industrials, consumer staples, and financials. Stock selection primarily drove underperformance for these three sectors. The three largest contributors at the sector level were IT, energy, and materials. Stock selection and an overweight allocation were positive for the IT sector while stock selection and underweight allocations had positive effects in the energy and materials sectors. Overweight allocations in consumer staples and healthcare detracted from relative performance. The largest individual detractors for the Portfolio for the fiscal year were Dollar General Corp., MetLife Inc. (sold from the Portfolio in May 2023), Conagra Brands Inc., CVS Health Corp., and RTX Corp. Leading contributors were Broadcom Inc. (sold from the Portfolio in September 2023), Meta Platforms Inc. (sold from the Portfolio in March 2023), Oracle Corp., TJX Cos. Inc., and Motorola Solutions Inc.

The Portfolio slightly underperformed its benchmark during the first quarter of 2023. Stock selection detracted from relative returns, while sector allocation contributed. Financials and industrials were the largest detractors at the sector level along with healthcare. IT, energy, and materials were the Portfolio’s strongest-performing sectors.

For the second quarter of 2023, the Portfolio trailed its benchmark with allocations to the consumer staples, communication services, and financials sectors causing the largest drags on relative performance. The Portfolio’s strongest relative contributors were in the IT, healthcare, and energy sectors. At the Portfolio level, stock selection drove relative underperformance.

The Portfolio had a negative return during the third quarter of its fiscal year and underperformed its benchmark. Stock selection detracted the most from relative returns. Sector allocation also had a negative effect. The Portfolio’s underweight in energy and stock selection in the consumer staples and industrials sectors were major detractors. Investments in the consumer discretionary, materials, and IT sectors contributed the most during the quarter.

For the last quarter of its fiscal year, the Portfolio outperformed its benchmark. Stock selection and sector allocation contributed to relative returns in near equal amounts. At the sector level, stock selection made notable contributions in the consumer staples and financials sectors.

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Portfolio management reviews

Delaware Ivy VIP Value

Stock selection in both the IT and consumer discretionary sectors was a notable detractor. In terms of sector allocation, the Portfolio’s underweight in energy had the largest positive effect on relative performance, while its underweight in financials had the largest negative effect.

Several factors contributed to the Portfolio’s underperformance this fiscal year: the significant outperformance of large-cap growth stocks; the Portfolio’s more defensive positioning; pressure on our regional bank holdings following the bank failures last spring; and company-specific challenges with several other holdings. As a team, we spent considerable time reviewing the fundamentals and investment thesis for each of these businesses, and we concluded not only that they are structurally sound but also that they have been unduly punished by investors.

We think the Portfolio’s positioning at year end is especially strong. Valuation is attractive, with the Portfolio’s price-to-earnings (P/E) ratio below that of the benchmark. From a quality factor perspective, the Portfolio’s exposure to earnings quality and profitability are at the high ends of their historical ranges. In addition, the Portfolio’s net debt to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratio, a measure of debt relative to earnings, is lower than the benchmark’s. Overall, we think investors have already priced in a soft landing, as evidenced by the market’s lofty valuation multiples. In this environment, which includes an extended period of above-average market returns (for the five-year period ended December 31, 2023, the S&P 500 Index annualized return was 15.7%), we think a discounted portfolio of companies with higher-quality attributes represents a compelling offering with the potential for downside protection and attractive long-term total returns.

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Portfolio management reviews

Delaware VIP Global Equity

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide total return through a combination of current income and capital appreciation.

For the fiscal year ended December 31, 2023, Delaware VIP Global Equity (the “Portfolio”) Class II shares returned 14.13%. This figure reflects all distributions reinvested. For the same period, the Portfolio’s benchmark, the MSCI ACWI (All Country World Index), gained 22.20% (net) and 22.81% (gross). For complete, annualized performance of Delaware VIP Global Equity, please see the table on page 26.

On August 31, 2023, the portfolio management responsibilities of the Portfolio changed and Aditya Kapoor, Charles John, and Charles (Trey) Schorgl now serve as portfolio managers of the Portfolio.

In addition, on October 31, 2023, the Portfolio’s name changed to Delaware VIP Global Equity and the Portfolio’s benchmark changed from the MSCI World Index to the MSCI ACWI.

Market review

Markets recovered sharply in 2023 as central banks indicated that an end to rate hikes could be near and investors expressed optimism that a soft landing was possible in the US. Several new investment trends, including artificial intelligence (AI), also contributed to the rise in global markets.

Interest rates in the US and Europe increased for most of the fiscal year, but as inflation moderated, investors adopted a risk-on mentality. Early in the fiscal year, excitement arising from generative AI sparked bullish sentiment for semiconductors and other potential beneficiaries. While many of these early generative AI winners have been in the US, international markets also drew some investor attention. In addition to AI, glucagon-like peptide-1s (GLP-1s), a new class of diabetes drug found to treat obesity and many other indications, came to the forefront. One of the key developers of this class of drug is Denmark-based pharmaceutical company Novo Nordisk A/S.

Late in the fiscal year, bond yields around the world dropped significantly as central banks transitioned to a neutral policy stance. In Europe, the risk of inflation gave way to recessionary pressure. Most underlying economic data showed signs of contraction, so while a recession may not have been declared, those economies seemed to be struggling.

China, as one of Europe’s major trading partners, contributed to that region’s woes. China was slow to recover from its prolonged COVID-19-era lockdowns. Despite benefiting from an export boom during the heart of the pandemic, the country’s inability to spark growth in its core economy continued to be an issue. The Chinese economy relies heavily on property growth, which has been an area of concern.

Elsewhere in the emerging world, India continued on a solid growth trajectory. A lack of stimulus and excess liquidity during the pandemic benefited India by sheltering the country from many of the common pressures felt elsewhere in the world.

Most equity markets performed quite well for the year, though China was an exception, down nearly 12%. For the 12-month period, all sectors saw gains except energy, as declining oil prices weighed on the sector. Financials and information technology (IT) led performance.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

For the period under prior portfolio management, from January 1, 2023, through August 31, 2023, Delaware VIP Global Equity showed a positive result but underperformed its then current benchmark, the MSCI World Index (net).

We sought to identify undervalued quality companies with the potential to provide solid relative capital protection in challenging times. Therefore, the portfolio was built bottom-up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.

Within the benchmark, IT and communication services provided the strongest sector returns during this partial-year period. The weakest performance came from utilities and real estate.

Stock selection had a positive effect, whereas active sector allocation negatively affected relative performance. Stock selection in materials, healthcare, financials, and consumer staples contributed to relative performance. However, as consumer staples was one of the

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Portfolio management reviews

Delaware VIP Global Equity

weaker-performing sectors, the Portfolio’s sizable sector overweight detracted from relative performance. The Portfolio’s sizable underweight to the strong-performing IT sector also had a negative impact on relative performance.

During this period, three of the largest individual contributors to performance were German sportswear manufacturer adidas AG, Spanish IT provider Amadeus IT Group SA, and German multinational enterprise resource planning (ERP) software company SAP SE.

Amadeus IT Group provides a software backbone for the global travel industry. We had invested in this category leader during the height of the pandemic, expecting the company to manage well through the situation and come out strong on the other side. Amadeus IT Group delivered on our expectations. Global travel continued to recover sharply throughout the period, and Amadeus IT Group’s profits have grown faster than revenues. All three of its business divisions have performed well.

SAP delivered on its migration to a subscription-based business model, which we think may provide higher profitability, more stability, and better scalability. We invested early in this transformation three years ago and think management has executed well so far. Its first goal was to build an installed base of subscription customers. Its second goal is margin expansion, which is occurring now. Investors have rewarded the company for its improving business fundamentals.

Conversely, three of the largest detractors from performance during the period were Pfizer Inc., Diageo PLC, and Henry Schein Inc.

In June, US pharmaceutical company Pfizer reported a pipeline setback as it stopped clinical trials for its oral obesity drug. However, its first-quarter report surprised the market with COVID-19-related sales somewhat higher than expected. Excluding COVID-19 products, sales were up 5%. It remains to be seen if Pfizer will succeed in “reinventing” its business and pipeline in order to compensate both for the massive pandemic tailwind that it experienced during 2021 and 2022, and for the expiration of major patents beginning in 2025 and running through 2030. To fill the gap from loss of exclusivity, Pfizer expects to have significant sales from new-product launches by 2030, with an additional $25 billion generated by new business deals.

The British multinational alcoholic beverage company Diageo showed resilient results with strong sales and earnings growth, which was broad based, both by region and category. However, the company also showed weak volume growth.

The new portfolio management team began managing the Portfolio as of August 31, 2023. For the period from August 31, 2023, through October 31, 2023, Delaware VIP Global Equity outperformed its then current benchmark, the MSCI World Index (net).

Over this period, stock selection in consumer staples, communication services, and energy contributed the most to performance, while stock selection in industrials was the largest detractor from performance. At the country level, the US was the largest contributor. Denmark, the UK, and the Netherlands detracted from relative results.

Casey’s General Stores Inc., Alimentation Couche-Tard Inc., and Pinterest Inc. were the most significant individual contributors to performance during this period. Casey’s General Stores, based in the US, and Couche-Tard, based in Canada, both operate convenience stores, a category that did well during the short period of market volatility. They are seen as defensive businesses. Pinterest, a US-based internet company, benefited both from a pickup in advertising spend and from investors’ anticipation of new initiatives, including a venture with Amazon.com.

The largest detractors from performance during this period were Genmab A/S, Koninklijke Ahold Delhaize NV, and RTX Corp. Genmab is a Denmark-based biologics company that produces advanced treatments for several diseases including cancer. The stock was down sharply as one of Genmab’s marketing partners reported sales of a key drug that were slightly below expectations. Some of these concerns were alleviated when Genmab reported more detailed results several weeks later. We feel the company is trading at an attractive valuation and receives little credit for its pipeline.

We exited the Portfolio’s position in Ahold Delhaize, which operates a grocery chain.

During the period from November 1, 2023, through December 31, 2023, Delaware VIP Global Equity underperformed its new benchmark, the MSCI ACWI (net).

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The Portfolio’s overweight to consumer staples was the main detractor from performance during this period. Stock selection in IT was the largest contributor. At the country level, China, Japan, and Canada detracted the most, but this was partially offset by strong stock selection in the Netherlands and France.

China Mengniu Dairy Co. Ltd., Casey’s General Stores, and The Procter & Gamble Co. were the leading individual detractors during this period. China Mengniu Dairy is one of the largest Chinese domestic producers of dairy products. Although sales growth softened with general macroeconomic slowness, we believe the company is well positioned, and valuations remain extremely depressed at multiyear lows. Casey’s General Stores, which had been a strong performer in the volatile September-October period mentioned above, underperformed in the risk-on environment of November-December. Procter & Gamble, also seen as defensive, trailed during this short risk-on period.

Major contributors to performance during the final two months of the fiscal year were Intuit Inc., Salesforce Inc., and Adyen NV. Intuit is a US-based tax and financial software developer that caters to individuals and small and medium-sized businesses. The stock did well at the end of the fiscal year as the company maintained strong growth in a challenging macroeconomic environment. Intuit is also one of the few companies that has truly tangible AI applications that may be launched in the near term.

Salesforce, based in the US, is a leader in customer relationship management (CRM) software. The stock was up in the fourth quarter after beating estimates. Investors had been wary about Salesforce’s ability to maintain high levels of growth, but bookings accelerated, indicating to us that the core business remains solid. The company also addressed its future role enabling customers to adopt AI.

Adyen, a new position in the Portfolio, is a Dutch payments company with more than 40% of its sales in the US. While its stock was down significantly in August after reporting disappointing earnings, it bounced back in the fourth quarter after reporting more positive results. The competitive payments industry is still going through some growing pains, but Adyen is best in class, in our view, with strong growth prospects.

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Portfolio management reviews

Delaware VIP Real Estate Securities

December 31, 2023 (Unaudited)

The investment objective of the Portfolio is to seek to provide total return through capital appreciation and current income.

For the fiscal year ended December 31, 2023, Delaware VIP Real Estate Securities (the “Portfolio”) advanced, though it underperformed its benchmark, the FTSE Nareit Equity REITs Index, which also advanced. The Portfolio’s Class II shares gained 9.42%. This figure reflects all distributions reinvested. During the same period, the benchmark gained 13.73%. For complete, annualized performance of Delaware VIP Real Estate Securities, please see the table on page 28.

Market review

In the wake of the fastest rate hiking cycle over the last 40 years, capital-intensive assets such as listed real estate have understandably had a difficult couple of years. 2023 saw a slowdown in inflation, with US policymakers announcing they would leave interest rates unchanged for the first time since March 2021. US real estate investment trust (REIT) markets rallied 6.3% from that announcement to the end of December. Despite this, listed real estate still screens as inexpensive relative to both history and the S&P 500® Index. Global listed real estate currently trades at around an 11% discount to net asset values (NAVs) and a 0.81 multiple relative to the S&P 500 Index, which, for historical context, is a margin below the multiple differentials of 0.95 experienced during the global financial crisis.

Looking forward, we believe that real estate fundamentals could become an important driver of risk/return and that enduring structural factors will continue to dominate over the long term.

In property, there were several significant events over the year, possibly the most defining of which was the market’s realization of the scale of opportunity available in the data center segment. NVIDIA Corp.’s strong earnings results and the current craze around ChatGPT has taken the world by storm and shown us just how powerful artificial intelligence (AI) could become. Data centers are a mission-critical piece of real estate supporting all forms of data use, including generative AI. AI models require large-scale datasets housed in data centers and substantial computing power for training; in fact, AI applications have higher power requirements than applications of previous generations and require graphics processing units (GPUs) rather than less-intensive central processing units (CPUs). This translates to at least two times more power usage, not only because of AI, but also big data analytics, graphics rendering, and cloud gaming. Given this increased power requirement, and that data centers are leased on a per-kilowatt hourly basis, we believe the opportunity for the sector is bright over the long run.

The work-from-home revolution in 2023 hit office landlords hardest. Landlords then resorted to “handing back the keys,” meaning the landlord either stops paying the mortgage on the office building or declines to refinance it, forcing the bank or investor who made the loan to repossess the building. Brookfield Corp. and Blackstone Inc. were among those that defaulted on mortgages and have started or completed the process of handing back the keys. About 23% of office space in the US was vacant or available for sublet at the end of November compared with 16% before the pandemic.

The impact of aging populations globally continues to be felt in healthcare-related real estate. With the number of adults aged 85 and over in the US predicted to quadruple between 2000 and 2040, we believe there will be an increased need for senior living facilities, assisted living communities, nursing homes, and life science spaces. Today, there is a significant mismatch between the supply and demand of senior housing facilities, with construction starts down 80% from peak levels yet demand still robust with net absorption (the net difference in space that has become occupied compared to space that has gone vacant) currently at +129% compared with the pre-pandemic average.

In storage, Extra Space Storage Inc. announced in July that it completed its merger with Life Storage Inc., thus making the combined company the largest storage operator in the country with more than 3,500 locations, approximately 270 million square feet of rentable storage space, and over two million customers.

In the lodging sector, KSL Capital Partners announced in August that it would acquire Hersha Hospitality Trust (HT) in an all-cash transaction valued at $1.4 billion, or roughly $365,000 per key.

The Canadian government made a renewed commitment to increase the flow of immigrants into Canada over the next three years. This should directly impact an already very tight housing market. We believe the combination of lower overall supply growth, clear shelter demands, and a reduction in regulation risk will equate to stronger margins, higher occupancy, and sustainable earnings growth in the mid- to high-single-digit range for Canadian multifamily for the foreseeable future.

Sources: Bloomberg, Avison Young, Welltower 2023.

14

Within the Portfolio

At the sector level, a key contributor to the Portfolio’s performance was an overweight to healthcare and data centers. Welltower Inc. invests in and facilitates healthcare real estate infrastructure, particularly senior housing facilities. Welltower contributed positively to the Portfolio’s performance, posting year-over-year, same-store net operating income growth of 14.1%. Its high-quality assets continue to be sought in a market where supply is constrained and demand is viewed to be structurally supported by aging demographics. Digital Realty Trust Inc., which operates and invests in carrier-neutral data centers, performed well as the market came to grips with the significant incremental demand driven by the continued development of AI. Digital Realty Trust announced record interconnection signings and its highest average leasing rate since 2016.

Key detractors at the sector level included underweights to retail and self-storage. Extra Space Storage was among the largest detractors. The company experienced a volatile year, showing weakness in the first half of the year due to slowing fundamentals after a strong operating period during the COVID-19 pandemic. However, Extra Space Storage ended the year strong, rebounding from expectations of a softening rate environment in 2024. In retail, the largest detractor was an underweight to Simon Property Group Inc., which performed well in the second half of the year as a softening macroeconomic environment and relatively stable fundamentals helped it outperform the benchmark over the period.

As a team, we continue to seek real estate that can deliver sustained rental (and therefore earnings growth). Since the beginning of 2022, interest rates have risen at the fastest pace on record, which has affected all risk assets that have liquidity. Listed real estate is no different and has been repriced to reflect our current higher-cost-of-capital environment – it now trades at a meaningful discount to its private real estate peers and general equities. At the end of the Portfolio’s fiscal year, we think that we are closer to the end of the rate-hiking cycle and believe that real estate fundamentals should become increasingly important in the macroeconomic-driven environment of recent times.

Investing in real estate that has a sustained profile of growth remains key, in our opinion. With that in mind, we are focused on real estate sectors that have continued to evolve structurally with the economy and have stayed away from those that are more cyclical and economically sensitive. At the sector level, we are attracted to real estate aligned to the digitalization of the economy and a generational shift in consumer behavior, including data center, cold storage, and last-mile demand, where we view fundamentals as best in class and where there is outsized demand for the best-located assets.

In addition, necessity real estate, such as healthcare and aged care, align to current demographic changes that we believe should continue to deliver solid growth even as the economy slows. This also holds true for affordable housing, in what continues to be an expensive mortgage and rental market.

No different from prior periods, as inflation and interest rates stay elevated, we remain focused on long-term sustainable growth that has the potential to prosper in such an environment, especially with continued near-term concerns about economic growth.

15

Performance summaries (Unaudited)

Delaware Ivy VIP Core Equity

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on July 16, 1991)	+23.51%	+15.97%	+10.57%
S&P 500 Index	+26.29%	+15.69%	+12.03%

These figures reflect all distributions reinvested. Please see page 17 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class II shares of the Portfolio was 0.95%, while total operating expenses for Class II shares were 1.01%. The management fee was 0.70%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

16

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
S&P 500 Index	$10,000	$31,149
Delaware Ivy VIP Core Equity - Class II shares	$10,000	$27,324

The graph shows a $10,000 investment in Delaware Ivy VIP Core Equity Class II shares for the period from December 31, 2013, through December 31, 2023.

The graph also shows a $10,000 investment in the S&P 500 Index for the period from December 31, 2013, through December 31, 2023.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

17

Performance summaries (Unaudited)

Delaware Ivy VIP Corporate Bond

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on July 13, 1987)	+7.27%	+2.18%	+2.14%
Bloomberg US Corporate Bond Index	+8.52%	+2.63%	+2.95%

These figures reflect all distributions reinvested. Please see page 19 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 0.80%. The management fee was 0.47%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

18

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Bloomberg US Corporate Bond Index	$10,000	$13,378
Delaware Ivy VIP Corporate Bond - Class II shares	$10,000	$12,362

The graph shows a $10,000 investment in Delaware Ivy VIP Corporate Bond Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the Bloomberg US Corporate Bond Index for the period from December 31, 2013 through December 31, 2023.

The Bloomberg US Corporate Bond Index, formerly also known as the Bloomberg US Corporate Investment Grade Index, is composed of US dollar-denominated, investment grade corporate bonds that are US Securities and Exchange Commission (SEC)-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

19

Performance summaries (Unaudited)

Delaware Ivy VIP Global Growth

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on May 3, 1994)	+19.90%	+12.10%	+7.66%
MSCI ACWI (net)	+22.20%	+11.72%	+7.92%
MSCI ACWI (gross)	+22.81%	+12.27%	+8.48%

These figures reflect all distributions reinvested. Please see page 21 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class II shares was 1.13%, while total operating expenses for Class II shares were 1.24%. The management fee was 0.85%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

20

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
MSCI ACWI (gross)	$10,000	$22,570
MSCI ACWI (net)	$10,000	$21,440
Delaware Ivy VIP Global Growth - Class II shares	$10,000	$20,915

The graph shows a $10,000 investment in Delaware Ivy VIP Global Growth Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the MSCI ACWI for the period from December 31, 2013 through December 31, 2023.

The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

21

Performance summaries (Unaudited)

Delaware Ivy VIP Limited-Term Bond

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on August 23, 2010)	+4.73%	+1.62%	+1.41%
Bloomberg 1-3 Year US Government/Credit Index	+4.61%	+1.51%	+1.27%

These figures reflect all distributions reinvested. Please see page 23 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class II shares was 0.81%, while total operating expenses for Class II shares were 0.82%. The management fee was 0.50%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

22

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Delaware Ivy VIP Limited-Term Bond - Class II shares	$10,000	$11,499
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,346

The graph shows a $10,000 investment in Delaware Ivy VIP Limited-Term Bond Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the Bloomberg 1-3 Year US Government/Credit Index for the period from December 31, 2013 through December 31, 2023.

The Bloomberg 1-3 Year US Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

23

Performance summaries (Unaudited)

Delaware Ivy VIP Value

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on May 1, 2001)	+8.27%	+11.72%	+7.96%
Russell 1000 Value Index	+11.46%	+10.91%	+8.40%

These figures reflect all distributions reinvested. Please see page 25 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.01%. The management fee was 0.70%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

24

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$22,399
Delaware Ivy VIP Value - Class II shares	$10,000	$21,514

The graph shows a $10,000 investment in Delaware Ivy VIP Value Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the Russell 1000 Value Index for the period from December 31, 2013 through December 31, 2023.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Core Personal Consumption Expenditures Price Index (Core PCE), mentioned on page 9, measures the prices paid by consumers for goods and services excluding food and energy prices, because of the volatility caused by movements in food and energy prices, to reveal underlying inflation trends.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 9, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending.

The S&P 500 Index, mentioned on page 9, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The price-to-earnings ratio (P/E ratio), mentioned on page 10, is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

25

Performance summaries (Unaudited)

Delaware VIP Global Equity

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on December 30, 2003)	+14.13%	+8.50%	+5.85%
MSCI ACWI (net)	+22.20%	+11.72%	+7.92%
MSCI ACWI (gross)	+22.81%	+12.27%	+8.48%
MSCI World Index (net)	+23.79%	+12.80%	+8.60%
MSCI World Index (gross)	+24.42%	+13.37%	+9.18%

These figures reflect all distributions reinvested. Please see page 27 for a description of the indices.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class II shares was 1.04%, while total operating expenses for Class II shares were 1.07%. The management fee was 0.70%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

26

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
MSCI World Index (gross)	$10,000	$24,070
MSCI World Index (net)	$10,000	$22,825
MSCI ACWI (gross)	$10,000	$22,570
MSCI ACWI (net)	$10,000	$21,440
Delaware VIP Global Equity - Class II shares	$10,000	$17,662

The graph shows a $10,000 investment in Delaware VIP Global Equity Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the MSCI ACWI and the MSCI World Index for the period from December 31, 2013 through December 31, 2023.

The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The MSCI World Index represents large- and mid-cap stocks across 23 developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

27

Performance summaries (Unaudited)

Delaware VIP Real Estate Securities

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on May 27, 2004)	+9.42%	+7.32%	+7.26%
FTSE Nareit Equity REITs Index	+13.73%	+7.39%	+7.65%

These figures reflect all distributions reinvested. Please see page 29 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class II shares was 1.21%, while total operating expenses for Class II shares were 1.38%. The management fee was 0.90%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

28

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
FTSE Nareit Equity REITs Index	$10,000	$20,890
Delaware VIP Real Estate Securities - Class II shares	$10,000	$20,148

The graph shows a $10,000 investment in Delaware VIP Real Estate Securities Class II shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows a $10,000 investment in the FTSE Nareit Equity REITs Index for the period from December 31, 2013 through December 31, 2023.

The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs, with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

The S&P 500 Index, mentioned on page 14, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

29

Disclosure of Portfolio expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the tables shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Portfolios’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Ivy VIP Core Equity
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,076.70	0.95%	$4.97
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,020.42	0.95%	$4.84

Delaware Ivy VIP Corporate Bond
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,047.00	0.77%	$3.97
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,021.32	0.77%	$3.92
30

Delaware Ivy VIP Global Growth
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,081.90	1.13%	$5.93
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,019.51	1.13%	$5.75
Delaware Ivy VIP Limited-Term Bond
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,035.10	0.80%	$4.10
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,021.17	0.80%	$4.08

Delaware Ivy VIP Value
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,039.20	1.01%	$5.19
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,020.11	1.01%	$5.14

Delaware VIP Global Equity
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$997.90	1.04%	$5.24
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,019.96	1.04%	$5.30

Delaware VIP Real Estate Securities
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,049.90	1.21%	$6.25
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,019.11	1.21%	$6.16

*“Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Portfolios’ expenses reflected above and on the previous page, each Portfolio also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The tables above and on the previous page do not reflect the expenses of any Underlying Funds.

31

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Core Equity

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	98.50%
Communication Services	7.67%
Consumer Discretionary	7.74%
Consumer Staples	4.31%
Energy	2.47%
Financials	22.25%
Healthcare	12.24%
Industrials	6.62%
Information Technology*	29.16%
Materials	5.29%
Utilities	0.75%
Short-Term Investments	1.50%
Total Value of Securities	100.00%
Liabilities Net of Receivables and Other Assets	(0.00%)[1]
Total Net Assets	100.00%

1Rounds to less than 0.005%.

*To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electronics, Internet, Office/Business Equipment, Semiconductors, and Software. As of December 31, 2023, such amounts, as a percentage of total net assets were 4.52%, 2.96%, 1.78%, 1.71%, 5.66%, and 12.53% , respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	9.15%
UnitedHealth Group	4.85%
Alphabet Class A	4.70%
Apple	3.91%
Amazon.com	3.52%
TE Connectivity	2.96%
Costco Wholesale	2.90%
KKR & Co.	2.88%
HCA Healthcare	2.77%
Airbus ADR	2.72%
32

Security type / sector allocations

Delaware Ivy VIP Corporate Bond

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.00%
Corporate Bonds	92.51%
Banking	21.50%
Basic Industry	1.73%
Brokerage	1.47%
Capital Goods	5.43%
Communications	9.98%
Consumer Cyclical	4.13%
Consumer Non-Cyclical	9.30%
Electric	12.20%
Energy	10.40%
Finance Companies	1.76%
Insurance	6.10%
Natural Gas	0.85%
Real Estate Investment Trusts	1.33%
Technology	5.81%
Transportation	0.52%
Municipal Bonds	0.24%
US Treasury Obligations	4.83%
Short-Term Investments	1.36%
Total Value of Securities	98.94%
Receivables and Other Assets Net of Liabilities	1.06%
Total Net Assets	100.00%
33

Security type / country and sector allocations

Delaware Ivy VIP Global Growth

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	98.52%
Austria	1.67%
Brazil	1.92%
Canada	1.26%
China	1.97%
Denmark	1.65%
France	9.53%
Germany	1.95%
Hong Kong	1.15%
India	4.37%
Italy	1.59%
Japan	4.48%
Netherlands	1.80%
Singapore	0.44%
Taiwan	2.49%
United Kingdom	2.46%
United States	59.79%
Preferred Stock	0.82%
Short-Term Investments	0.04%
Total Value of Securities	99.38%
Receivables and Other Assets Net of Liabilities	0.62%
Total Net Assets	100.00%
Common stocks and preferred stock by sector	Percentage of net assets
Communication Services	10.18%
Consumer Discretionary	11.42%
Consumer Staples	7.43%
Energy	4.75%
Financials	15.19%
Healthcare	12.22%
Industrials	11.39%
Information Technology	23.36%
Materials	1.67%
Utilities	1.73%
Total	99.34%
34

Security type / sector allocations

Delaware Ivy VIP Limited-Term Bond

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.21%
Agency Commercial Mortgage-Backed Securities	4.92%
Agency Mortgage-Backed Securities	3.14%
Collateralized Debt Obligations	5.16%
Corporate Bonds	47.71%
Banking	12.88%
Basic Industry	0.70%
Brokerage	0.39%
Capital Goods	6.57%
Communications	5.16%
Consumer Cyclical	0.70%
Consumer Non-Cyclical	2.84%
Electric	3.71%
Energy	3.25%
Finance Companies	1.59%
Insurance	4.19%
Real Estate Investment Trusts	2.42%
Technology	2.88%
Transportation	0.43%
Government Agency Obligation	0.72%
Non-Agency Asset-Backed Securities	8.07%
Non-Agency Collateralized Mortgage Obligations	2.85%
US Treasury Obligations	25.58%
Total Value of Securities	98.36%
Receivables and Other Assets Net of Liabilities	1.64%
Total Net Assets	100.00%
35

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Value

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.04%
Communication Services	6.38%
Consumer Discretionary	6.23%
Consumer Staples	11.88%
Energy	2.88%
Financials	18.14%
Healthcare	17.53%
Industrials	12.12%
Information Technology	14.79%
Materials	3.01%
Real Estate	3.02%
Utilities	3.06%
Short-Term Investments	0.74%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Truist Financial	3.24%
Lowe’s	3.17%
American International Group	3.15%
Teledyne Technologies	3.15%
Dover	3.15%
CVS Health	3.12%
Dollar Tree	3.11%
Cognizant Technology Solutions Class A	3.10%
Verizon Communications	3.08%
Fidelity National Information Services	3.07%
36

Security type / country and sector allocations

Delaware VIP Global Equity

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	97.96%
Austria	1.20%
Brazil	2.58%
Canada	3.95%
China	2.78%
Denmark	1.71%
France	7.31%
Germany	1.98%
Hong Kong	1.16%
India	2.68%
Japan	5.42%
Netherlands	1.94%
Switzerland	2.49%
Taiwan	2.53%
United Kingdom	4.08%
United States	56.15%
Short-Term Investments	1.36%
Total Value of Securities	99.32%
Receivables and Other Assets Net of Liabilities	0.68%
Total Net Assets	100.00%

Common stocks by sector	Percentage of net assets
Communication Services	9.79%
Consumer Discretionary	6.21%
Consumer Staples*	25.35%
Energy	4.63%
Financials	11.06%
Healthcare	12.19%
Industrials	5.40%
Information Technology	22.13%
Materials	1.20%
Total	97.96%

*The Portfolio has adopted a fundamental policy to concentrate its investments in the Consumer Staples Sector as described in the Portfolio’s Prospectus and Statement of Additional Information. The Consumer Staples Sector (as disclosed here for financial reporting purposes only) is subdivided into a variety of ‘industries’ (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, Household Products/ Wares, and Retail. As of December 31, 2023, such amounts, as a percentage of total net assets were 4.86%, 5.21%, 4.53%, 2.46%, and 8.29%, respectively.

37

Security type / sector allocations and top 10 equity holdings

Delaware VIP Real Estate Securities

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	97.88%
Real Estate Operating Companies/Developer	2.51%
REIT Diversified	21.24%
REIT Healthcare	10.64%
REIT Hotel	2.22%
REIT Industrial	11.93%
REIT Multifamily	22.56%
REIT Office	3.23%
REIT Retail	18.18%
REIT Self-Storage	5.37%
Short-Term Investments	2.64%
Total Value of Securities	100.52%
Liabilities Net of Receivables and Other Assets	(0.52%)
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Equinix	9.62%
Prologis	8.70%
Welltower	8.21%
Public Storage	5.37%
Realty Income	4.97%
Digital Realty Trust	4.47%
VICI Properties	4.46%
AvalonBay Communities	4.37%
Sun Communities	3.92%
Agree Realty	3.78%
38

Schedules of investments

Delaware Ivy VIP Core Equity

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 98.50% t
Communication Services — 7.67%
Alphabet Class A †	198,732	$27,760,873
Meta Platforms Class A †	26,265	9,296,760
Take-Two Interactive Software †	51,296	8,256,091
		45,313,724
Consumer Discretionary — 7.74%
Amazon.com †	136,974	20,811,829
Aptiv †	105,594	9,473,894
AutoZone †	4,265	11,027,627
Home Depot	12,653	4,384,897
		45,698,247
Consumer Staples — 4.31%
Costco Wholesale	25,916	17,106,633
Procter & Gamble	56,982	8,350,142
		25,456,775
Energy — 2.47%
ConocoPhillips	94,989	11,025,373
Schlumberger	69,058	3,593,778
		14,619,151
Financials — 22.25%
Allstate	66,688	9,334,986
American Express	45,712	8,563,686
Aon Class A	30,366	8,837,113
Blackstone	64,331	8,422,215
Capital One Financial	93,990	12,323,969
CME Group	39,009	8,215,295
Discover Financial Services	94,750	10,649,900
Fiserv †	101,992	13,548,617
JPMorgan Chase & Co.	50,384	8,570,319
KKR & Co.	205,429	17,019,793
Mastercard Class A	25,098	10,704,548
Morgan Stanley	81,280	7,579,360
Progressive	47,939	7,635,724
		131,405,525
Healthcare — 12.24%
Abbott Laboratories	77,823	8,565,978
Biogen †	10,478	2,711,392
Danaher	38,337	8,868,882
HCA Healthcare	60,399	16,348,801
UnitedHealth Group	54,413	28,646,812
Vertex Pharmaceuticals †	17,525	7,130,747
		72,272,612
Industrials — 6.62%
Airbus ADR	417,155	16,089,668
Howmet Aerospace	192,640	10,425,677
United Rentals	21,996	12,612,946
		39,128,291
Information Technology — 29.16%
Apple	119,862	23,077,031
Applied Materials	76,524	12,402,245
Intuit	13,220	8,262,897
Microchip Technology	85,635	7,722,564
Microsoft	143,766	54,061,767
NVIDIA	26,854	13,298,638
Salesforce †	44,427	11,690,521
Seagate Technology Holdings	42,880	3,660,666
TE Connectivity	124,329	17,468,224
VeriSign †	51,062	10,516,729
Zebra Technologies Class A †	36,901	10,086,150
		172,247,432
Materials — 5.29%
Crown Holdings	73,614	6,779,113
Linde	34,090	14,001,104
Sherwin-Williams	33,473	10,440,229
		31,220,446
Utilities — 0.75%
NextEra Energy	72,660	4,413,368
		4,413,368
Total Common Stocks (cost $447,058,739)		581,775,571

Short-Term Investments — 1.50%
Money Market Mutual Funds — 1.50%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	2,222,111	2,222,111
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	2,222,111	2,222,111
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	2,222,109	2,222,109
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	2,222,112	2,222,112
Total Short-Term Investments (cost $8,888,443)		8,888,443
Total Value of Securities—100.00% (cost $455,947,182)		$590,664,014
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

39

Schedules of investments

Delaware Ivy VIP Corporate Bond

December 31, 2023

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.00%
GNMA
Series 2005-23 IO 1.00% 6/17/45 =, •	3,533	$0
Total Agency Collateralized Mortgage Obligations (cost $11)		0

Corporate Bonds — 92.51%
Banking — 21.50%
Bank of America
1.898% 7/23/31 µ	1,325,000	1,084,622
2.299% 7/21/32 µ	3,225,000	2,634,580
2.482% 9/21/36 µ	1,310,000	1,038,249
2.496% 2/13/31 µ	4,000,000	3,437,030
2.592% 4/29/31 µ	3,675,000	3,169,130
6.204% 11/10/28 µ	1,890,000	1,972,714
Bank of New York Mellon
4.70% 9/20/25 µ, Ψ	4,260,000	4,162,136
5.834% 10/25/33 µ	1,338,000	1,418,985
Barclays
6.224% 5/9/34 µ	1,610,000	1,670,734
7.385% 11/2/28 µ	1,282,000	1,370,847
9.625% 12/15/29 µ, Ψ	2,890,000	3,009,212
Citibank 5.488% 12/4/26	6,510,000	6,629,651
Citigroup 5.61% 9/29/26 µ	971,000	978,793
Citizens Bank 6.064% 10/24/25 µ	2,565,000	2,503,182
Credit Agricole 144A 6.316% 10/3/29 #, µ	5,785,000	6,064,818
Credit Suisse 7.95% 1/9/25	4,350,000	4,449,028
Deutsche Bank
6.72% 1/18/29 µ	660,000	691,544
6.819% 11/20/29 µ	2,351,000	2,476,744
7.146% 7/13/27 µ	2,185,000	2,269,225
Fifth Third Bancorp
6.339% 7/27/29 µ	1,175,000	1,223,868
6.361% 10/27/28 µ	1,002,000	1,040,246
Fifth Third Bank 5.852% 10/27/25 µ	1,100,000	1,097,484
Goldman Sachs Group
1.542% 9/10/27 µ	3,230,000	2,930,958
3.50% 11/16/26	2,000,000	1,926,590
6.484% 10/24/29 µ	2,880,000	3,057,879
HSBC Holdings 5.887% 8/14/27 µ	830,000	841,869
Huntington National Bank
4.552% 5/17/28 µ	2,108,000	2,037,515
5.65% 1/10/30	1,140,000	1,150,953
5.699% 11/18/25 µ	850,000	839,754
ING Groep 6.083% 9/11/27 µ	990,000	1,010,976
JPMorgan Chase & Co.
1.764% 11/19/31 µ	685,000	555,483
2.522% 4/22/31 µ	10,202,000	8,825,632
JPMorgan Chase & Co. 3.875% 9/10/24	1,424,000	1,408,836
KeyBank
4.15% 8/8/25	1,446,000	1,402,583
5.85% 11/15/27	930,000	929,995
KeyCorp 3.878% 5/23/25 µ	1,300,000	1,271,211
Morgan Stanley
1.794% 2/13/32 µ	3,525,000	2,816,398
3.875% 1/27/26	3,850,000	3,772,612
6.138% 10/16/26 µ	1,135,000	1,156,300
6.407% 11/1/29 µ	1,775,000	1,882,343
6.627% 11/1/34 µ	2,720,000	3,012,940
PNC Financial Services Group
6.875% 10/20/34 µ	1,280,000	1,421,516
Popular 7.25% 3/13/28	3,275,000	3,372,775
State Street 6.123% 11/21/34 µ	3,585,000	3,807,405
SVB Financial Group
4.00% 5/15/26 ‡, Ψ	1,360,000	16,381
4.57% 4/29/33 ‡	1,320,000	872,840
Truist Financial
4.95% 9/1/25 µ, Ψ	1,765,000	1,693,319
7.161% 10/30/29 µ	5,320,000	5,749,616
UBS Group 144A 9.25% 11/13/28 #, µ, Ψ	1,335,000	1,443,505
US Bancorp
2.491% 11/3/36 µ	2,300,000	1,785,142
4.653% 2/1/29 µ	1,950,000	1,920,406
6.787% 10/26/27 µ	935,000	976,659
Wells Fargo Bank 5.254% 12/11/26	4,205,000	4,258,009
		122,541,222
Basic Industry — 1.73%
BHP Billiton Finance USA 5.25% 9/8/30	4,570,000	4,737,217
Graphic Packaging International 144A 0.821% 4/15/24 #	2,480,000	2,447,105
Sherwin-Williams 2.90% 3/15/52	3,920,000	2,706,510
		9,890,832
Brokerage — 1.47%
Jefferies Financial Group
2.625% 10/15/31	3,805,000	3,154,268
5.875% 7/21/28	740,000	759,242
6.50% 1/20/43	810,000	851,174
National Securities Clearing 144A 1.50% 4/23/25 #	3,745,000	3,592,552
		8,357,236
Capital Goods — 5.43%
Amphenol 2.20% 9/15/31	4,080,000	3,434,958
40

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Ashtead Capital
144A 1.50% 8/12/26 #	3,565,000	$3,234,147
144A 2.45% 8/12/31 #	260,000	211,890
144A 5.95% 10/15/33 #	990,000	1,009,432
Boeing 2.196% 2/4/26	5,620,000	5,311,236
Carrier Global 144A 5.90% 3/15/34 #	4,100,000	4,436,219
Howmet Aerospace
3.00% 1/15/29	5,200,000	4,757,454
5.95% 2/1/37	390,000	407,549
RTX 6.10% 3/15/34	3,710,000	4,027,773
Sealed Air 144A 7.25% 2/15/31 #	1,155,000	1,226,090
Waste Connections 3.50% 5/1/29	3,049,000	2,918,614
		30,975,362
Communications — 9.98%
American Tower 2.30% 9/15/31	6,300,000	5,213,151
AT&T
3.50% 9/15/53	5,290,000	3,843,346
3.65% 6/1/51	3,900,000	2,940,197
CCO Holdings
144A 4.75% 2/1/32 #	1,070,000	944,917
144A 6.375% 9/1/29 #	470,000	464,122
Cellnex Finance 144A 3.875% 7/7/41 #	3,610,000	2,799,447
Charter Communications Operating
3.85% 4/1/61	3,225,000	2,012,737
3.90% 6/1/52	1,115,000	750,936
4.50% 2/1/24	2,306,000	2,302,363
Comcast
2.80% 1/15/51	2,195,000	1,464,190
2.887% 11/1/51	1,446,000	979,020
3.25% 11/1/39	3,875,000	3,140,819
3.90% 3/1/38	500,000	447,477
Crown Castle
2.10% 4/1/31	644,000	524,885
5.60% 6/1/29	4,459,000	4,562,920
Directv Financing 144A 5.875% 8/15/27 #	1,050,000	987,417
Discovery Communications 4.00% 9/15/55	4,715,000	3,360,722
Sprint Capital 6.875% 11/15/28	2,740,000	2,970,752
Sprint Spectrum 144A 4.738% 9/20/29 #	1,207,813	1,197,968
T-Mobile USA
3.30% 2/15/51	425,000	307,380
3.50% 4/15/25	5,555,000	5,440,848
4.375% 4/15/40	575,000	519,258
5.75% 1/15/34	885,000	939,073
Verizon Communications
2.65% 11/20/40	1,250,000	901,565
2.875% 11/20/50	1,540,000	1,048,297
4.50% 8/10/33	2,460,000	2,401,495
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	1,725,000	1,668,708
VZ Secured Financing 144A 5.00% 1/15/32 #	705,000	602,737
Warnermedia Holdings 6.412% 3/15/26	2,130,000	2,131,572
		56,868,319
Consumer Cyclical — 4.13%
ADT Security 144A 4.875% 7/15/32 #	969,000	897,386
Amazon.com 2.50% 6/3/50	6,110,000	4,070,438
Aptiv 3.10% 12/1/51	4,308,000	2,812,560
Ford Motor Credit
6.798% 11/7/28	620,000	649,133
6.95% 3/6/26	720,000	737,873
6.95% 6/10/26	1,990,000	2,042,639
Mercedes-Benz Finance North America
144A 5.05% 8/3/33 #	2,640,000	2,716,812
144A 5.10% 8/3/28 #	2,015,000	2,055,387
Toyota Motor Credit 5.25% 9/11/28	5,195,000	5,383,565
VICI Properties 4.95% 2/15/30	2,230,000	2,166,021
		23,531,814
Consumer Non-Cyclical — 9.30%
Amgen
2.80% 8/15/41	1,750,000	1,273,797
5.15% 3/2/28	980,000	1,003,679
5.25% 3/2/33	4,005,000	4,107,511
Astrazeneca Finance 4.875% 3/3/28	2,040,000	2,080,830
Bristol-Myers Squibb 5.90% 11/15/33	4,245,000	4,626,764
Bunge Limited Finance 2.75% 5/14/31	3,955,000	3,444,731
Cigna Group 5.685% 3/15/26	3,259,000	3,261,653
Coca-Cola Europacific Partners 144A 0.80% 5/3/24 #	2,270,000	2,227,522
CVS Health
2.70% 8/21/40	4,537,000	3,237,287
4.78% 3/25/38	1,105,000	1,047,556
Gilead Sciences
5.25% 10/15/33	1,905,000	1,986,444
5.55% 10/15/53	4,075,000	4,418,952
HCA 3.50% 7/15/51	3,490,000	2,462,166
41

Schedules of investments

Delaware Ivy VIP Corporate Bond

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
JBS USA LUX 3.00% 2/2/29	1,560,000	$1,373,540
Merck & Co. 2.75% 12/10/51	6,405,000	4,406,360
Nestle Holdings
144A 3.90% 9/24/38 #	1,520,000	1,395,477
144A 4.00% 9/24/48 #	4,020,000	3,596,192
Perrigo Finance Unlimited 4.375% 3/15/26	2,350,000	2,273,675
Royalty Pharma
1.20% 9/2/25	1,575,000	1,470,300
3.30% 9/2/40	325,000	244,436
3.35% 9/2/51	4,303,000	2,913,127
3.55% 9/2/50	236,000	167,829
		53,019,828
Electric — 12.20%
American Electric Power 5.699% 8/15/25	1,330,000	1,339,434
Appalachian Power 4.50% 8/1/32	3,105,000	2,991,065
Baltimore Gas and Electric 4.25% 9/15/48	1,500,000	1,300,404
Berkshire Hathaway Energy 2.85% 5/15/51	2,085,000	1,411,214
Black Hills 1.037% 8/23/24	1,650,000	1,602,018
CenterPoint Energy 4.25% 11/1/28	505,000	486,838
CenterPoint Energy Houston Electric
4.95% 4/1/33	2,565,000	2,612,871
5.20% 10/1/28	1,315,000	1,357,736
Commonwealth Edison
2.75% 9/1/51	2,500,000	1,633,508
3.65% 6/15/46	3,000,000	2,372,249
Constellation Energy Generation
5.60% 3/1/28	1,460,000	1,504,796
6.50% 10/1/53	1,730,000	1,954,458
Consumers Energy 4.625% 5/15/33	3,545,000	3,541,372
Duke Energy Carolinas
3.95% 11/15/28	364,000	358,726
4.95% 1/15/33	935,000	952,896
Duke Energy Indiana 5.40% 4/1/53	1,400,000	1,429,023
Duke Energy Ohio 5.25% 4/1/33	2,580,000	2,659,958
Edison International 8.125% 6/15/53 µ	1,457,000	1,491,001
Eversource Energy 5.45% 3/1/28	1,510,000	1,552,698
Fells Point Funding Trust 144A 3.046% 1/31/27 #	1,205,000	1,136,302
Louisville Gas and Electric 5.45% 4/15/33	1,205,000	1,256,007
MidAmerican Energy 3.95% 8/1/47	2,000,000	1,678,514
Nevada Power 6.00% 3/15/54	1,680,000	1,846,502
NextEra Energy Capital Holdings
3.00% 1/15/52	5,504,000	3,691,596
5.749% 9/1/25	635,000	641,258
6.051% 3/1/25	1,483,000	1,497,133
Oglethorpe Power
3.75% 8/1/50	5,485,000	4,136,005
4.50% 4/1/47	1,450,000	1,231,627
144A 6.20% 12/1/53 #	410,000	440,898
Pacific Gas and Electric 3.50% 8/1/50	5,510,000	3,815,683
Public Service Co. of Oklahoma 3.15% 8/15/51	1,790,000	1,228,837
San Diego Gas & Electric 3.32% 4/15/50	755,000	538,096
Southern California Edison
4.125% 3/1/48	572,000	481,577
4.70% 6/1/27	686,000	690,497
5.65% 10/1/28	1,870,000	1,950,653
Vistra Operations
144A 5.125% 5/13/25 #	2,110,000	2,090,799
144A 6.95% 10/15/33 #	4,570,000	4,815,048
WEC Energy Group 5.15% 10/1/27	2,715,000	2,756,336
Wisconsin Electric Power 4.30% 10/15/48	1,250,000	1,092,609
		69,568,242
Energy — 10.40%
BP Capital Markets 4.875% 3/22/30 µ, Ψ	3,825,000	3,644,929
BP Capital Markets America
2.939% 6/4/51	2,100,000	1,456,295
4.812% 2/13/33	1,980,000	1,997,144
Cheniere Energy Partners 4.50% 10/1/29	2,135,000	2,044,800
Colorado Interstate Gas 144A 4.15% 8/15/26 #	1,000,000	972,584
ConocoPhillips
5.05% 9/15/33	2,780,000	2,857,669
5.55% 3/15/54	3,030,000	3,219,848
Devon Energy 4.50% 1/15/30	2,665,000	2,560,817
Diamondback Energy
3.125% 3/24/31	3,230,000	2,872,451
4.25% 3/15/52	3,025,000	2,447,268
6.25% 3/15/33	2,195,000	2,346,585
Enbridge
5.75% 7/15/80 µ	2,085,000	1,927,218
6.70% 11/15/53	3,300,000	3,842,487
42

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Energy Transfer
6.10% 12/1/28	1,640,000	$1,726,955
6.25% 4/15/49	1,405,000	1,456,119
6.50% 11/15/26 µ, Ψ	3,935,000	3,749,189
Enterprise Products Operating
3.30% 2/15/53	5,535,000	4,106,209
5.35% 1/31/33	380,000	397,892
Kinder Morgan
5.20% 6/1/33	1,645,000	1,635,996
5.55% 6/1/45	1,000,000	963,760
Occidental Petroleum 6.125% 1/1/31	4,331,000	4,501,673
ONEOK
5.65% 11/1/28	620,000	642,303
5.80% 11/1/30	835,000	868,598
6.05% 9/1/33	562,000	595,706
Targa Resources Partners 5.00% 1/15/28	6,522,000	6,447,109
		59,281,604
Finance Companies — 1.76%
AerCap Ireland Capital DAC
1.65% 10/29/24	765,000	738,736
1.75% 1/30/26	2,182,000	2,027,548
3.00% 10/29/28	3,081,000	2,814,428
Air Lease
2.20% 1/15/27	445,000	407,768
4.125% 12/15/26 µ, Ψ	1,532,000	1,192,589
4.625% 10/1/28	1,318,000	1,289,392
Aviation Capital Group
144A 1.95% 1/30/26 #	1,408,000	1,305,853
144A 1.95% 9/20/26 #	255,000	231,566
		10,007,880
Insurance — 6.10%
American International Group 5.125% 3/27/33	2,385,000	2,421,887
Aon 2.80% 5/15/30	2,655,000	2,355,855
Athene Global Funding
144A 1.985% 8/19/28 #	6,315,000	5,460,609
144A 2.717% 1/7/29 #	2,935,000	2,555,500
Athene Holding 3.45% 5/15/52	1,310,000	882,980
Berkshire Hathaway Finance 3.85% 3/15/52	2,740,000	2,292,839
Hartford Financial Services Group 2.90% 9/15/51	2,590,000	1,730,505
Marsh & McLennan 5.70% 9/15/53	2,285,000	2,488,433
New York Life Global Funding
144A 1.20% 8/7/30 #	1,798,000	1,443,428
144A 4.85% 1/9/28 #	1,880,000	1,893,392
New York Life Global Funding 144A 5.45% 9/18/26 #	2,195,000	2,245,089
Principal Life Global Funding II 144A 3.00% 4/18/26 #	1,000,000	952,955
UnitedHealth Group
3.70% 8/15/49	1,000,000	814,525
4.20% 5/15/32	1,044,000	1,022,130
4.50% 4/15/33	5,382,000	5,349,821
5.05% 4/15/53	858,000	867,552
		34,777,500
Natural Gas — 0.85%
Sempra 4.875% 10/15/25 µ, Ψ	1,305,000	1,279,895
Southern California Gas
4.30% 1/15/49	2,505,000	2,131,482
5.20% 6/1/33	1,400,000	1,440,766
		4,852,143
Real Estate Investment Trusts — 1.33%
American Homes 4 Rent 3.625% 4/15/32	2,590,000	2,321,355
Extra Space Storage
2.35% 3/15/32	2,892,000	2,359,461
2.55% 6/1/31	3,485,000	2,910,896
		7,591,712
Technology — 5.81%
Alphabet 2.05% 8/15/50	2,756,000	1,723,884
Apple
2.65% 5/11/50	675,000	465,236
2.65% 2/8/51	1,075,000	736,945
2.70% 8/5/51	1,125,000	774,642
Autodesk
2.40% 12/15/31	1,390,000	1,189,902
2.85% 1/15/30	5,231,000	4,719,284
Broadcom 144A 3.469% 4/15/34 #	3,058,000	2,661,825
CDW
2.67% 12/1/26	815,000	763,280
3.276% 12/1/28	1,545,000	1,419,180
CoStar Group 144A 2.80% 7/15/30 #	2,431,000	2,068,864
Entegris Escrow 144A 5.95% 6/15/30 #	955,000	950,323
Equinix 2.625% 11/18/24	4,895,000	4,769,976
Marvell Technology 1.65% 4/15/26	2,255,000	2,099,404
Microchip Technology 0.983% 9/1/24	2,685,000	2,602,387
Oracle 3.60% 4/1/50	7,026,000	5,210,323
Sensata Technologies 144A 3.75% 2/15/31 #	1,115,000	984,311
		33,139,766
43

Schedules of investments

Delaware Ivy VIP Corporate Bond

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation — 0.52%
Burlington Northern Santa Fe 2.875% 6/15/52	4,215,000	$2,949,598
		2,949,598
Total Corporate Bonds (cost $537,570,183)		527,353,058

Municipal Bonds — 0.24%
Commonwealth of Puerto Rico (Restructured)
Series A-1 2.986% 7/1/24 ^	8,261	8,100
Series A-1 4.00% 7/1/35	36,981	35,853
GDB Debt Recovery Authority of Puerto Rico Revenue 7.50% 8/20/40	1,524,372	1,352,880
Total Municipal Bonds (cost $1,496,299)		1,396,833

US Treasury Obligations — 4.83%
US Treasury Bonds 4.75% 11/15/43	1,280,000	1,373,400
US Treasury Notes
4.375%11/30/28	9,295,000	9,512,852
4.50%11/15/33	3,250,000	3,413,008
4.625%9/30/28	3,625,000	3,742,246
4.875%10/31/28	9,080,000	9,480,087
Total US Treasury Obligations (cost $26,830,903)		27,521,593

	Number of shares
Short-Term Investments — 1.36%
Money Market Mutual Funds — 1.36%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	1,932,192	1,932,192
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	1,932,193	1,932,193
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	1,932,193	1,932,193
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	1,932,192	1,932,192
Total Short-Term Investments (cost $7,728,770)		7,728,770
Total Value of Securities—98.94% (cost $573,626,166)		$564,000,254
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $77,429,196, which represents 13.58% of the Portfolio's net assets. See Note 11 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
44

Summary of abbreviations:

DAC – Designated Activity Company

GNMA – Government National Mortgage Association

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

45

Schedules of investments

Delaware Ivy VIP Global Growth

December 31, 2023

	Number of shares	Value (US $)
Common Stocks – 98.52% ∆
Austria – 1.67%
Mondi	104,399	$2,045,985
		2,045,985
Brazil – 1.92%
Banco do Brasil	206,658	2,356,470
		2,356,470
Canada – 1.26%
Canadian Natural Resources	23,518	1,540,899
		1,540,899
China – 1.97%
China Mengniu Dairy †	556,000	1,495,294
Tencent Holdings	24,500	921,201
		2,416,495
Denmark – 1.65%
Genmab †	6,320	2,016,912
		2,016,912
France – 9.53%
Airbus	18,774	2,897,018
BNP Paribas	36,375	2,513,375
LVMH Moet Hennessy Louis Vuitton	2,469	1,999,539
Thales	12,220	1,807,022
TotalEnergies	10,826	736,204
Vinci	13,655	1,713,963
		11,667,121
Germany – 1.95%
Deutsche Telekom	99,725	2,394,488
		2,394,488
Hong Kong – 1.15%
Prudential	124,337	1,406,089
		1,406,089
India – 4.37%
ICICI Bank	151,868	1,818,830
NTPC	565,152	2,113,197
State Bank of India	184,750	1,425,470
		5,357,497
Italy – 1.59%
Ferrari	5,776	1,946,082
		1,946,082
Japan – 4.48%
Asahi Group Holdings	37,900	1,413,321
ITOCHU	37,400	1,529,686
Mitsubishi UFJ Financial Group	295,900	2,542,432
		5,485,439
Netherlands – 1.80%
Adyen 144A #, †	1,121	1,443,700
Shell	23,017	757,207
		2,200,907
Singapore – 0.44%
Sea ADR †	13,203	534,721
		534,721
Taiwan – 2.49%
Taiwan Semiconductor Manufacturing	158,000	3,052,867
		3,052,867
United Kingdom – 2.46%
AstraZeneca	14,071	1,901,173
Reckitt Benckiser Group	16,119	1,113,598
		3,014,771
United States – 59.79%
Alphabet Class A †	26,426	3,691,448
Amazon.com †	30,657	4,658,025
Apple	19,321	3,719,872
Aptiv †	17,993	1,614,332
Biogen †	2,566	664,004
Casey's General Stores	6,201	1,703,663
Coca-Cola	19,805	1,167,109
ConocoPhillips	15,286	1,774,246
CSX	49,370	1,711,658
Danaher	6,542	1,513,426
Darden Restaurants	12,009	1,973,079
Eli Lilly & Co.	4,132	2,408,625
Home Depot	5,186	1,797,208
Howmet Aerospace	38,177	2,066,139
Ingersoll Rand	28,432	2,198,931
Intercontinental Exchange	14,404	1,849,906
Intuit	4,683	2,927,015
KLA	4,267	2,480,407
Lam Research	1,761	1,379,321
Mastercard Class A	7,649	3,262,375
Microchip Technology	25,358	2,286,784
Microsoft	16,314	6,134,717
Netflix †	5,265	2,563,423
NVIDIA	5,038	2,494,918
Pinterest Class A †	64,299	2,381,635
Procter & Gamble	15,131	2,217,297
Salesforce †	11,101	2,921,117
Synopsys †	2,364	1,217,247
Thermo Fisher Scientific	2,774	1,472,411
UnitedHealth Group	4,733	2,491,783
46

	Number of shares	Value (US $)
Common Stocks ∆ (continued)
United States (continued)
Vertex Pharmaceuticals †	6,130	$2,494,236
		73,236,357
Total Common Stocks (cost $92,702,444)		120,673,100

Preferred Stock – 0.82% ∆
Brazil – 0.82%
Petroleo Brasileiro 8.19% ω	130,405	999,728
Total Preferred Stock (cost $792,602)		999,728

Short-Term Investments – 0.04%
Money Market Mutual Funds – 0.04%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	10,665	10,665
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	10,665	10,665
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	10,665	10,665
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	10,665	10,665
Total Short-Term Investments (cost $42,660)		42,660
Total Value of Securities – 99.38% (cost $93,537,706)		$121,715,488
∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 34 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $1,443,700, which represents 1.18% of the Portfolio's net assets. See Note 11 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR - American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

47

Schedules of investments

Delaware Ivy VIP Limited-Term Bond

December 31, 2023

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.21%
Freddie Mac REMICs
Series 4505 PE 2.50% 5/15/44	188,976	$176,565
GNMA Series 2012-39 PA 2.00% 3/16/42	238,663	217,952
Total Agency Collateralized Mortgage Obligations (cost $429,303)		394,517

Agency Commercial Mortgage-Backed Securities — 4.92%
FREMF Mortgage Trust
Series 2015-KF12 B 144A 12.545% (SOFR + 7.21%, Floor 7.10%) 9/25/22 #, •	592,529	588,852
Series 2017-K729 B 144A 3.674% 11/25/49 #, •	1,900,000	1,859,068
Series 2017-KF33 B 144A 7.995% (SOFR + 2.66%, Floor 2.55%) 6/25/27 #, •	414,873	384,880
Series 2017-KF39 B 144A 7.945% (SOFR + 2.61%, Floor 2.50%) 11/25/24 #, •	297,732	293,061
Series 2017-KF40 B 144A 8.145% (SOFR + 2.81%, Floor 2.70%) 11/25/27 #, •	484,433	448,270
Series 2018-K732 B 144A 4.056% 5/25/25 #, •	225,000	219,333
Series 2018-KF46 B 144A 7.395% (SOFR + 2.06%, Floor 1.95%) 3/25/28 #, •	490,022	448,999
Series 2018-KF47 B 144A 7.445% (SOFR + 2.11%, Floor 2.00%) 5/25/25 #, •	423,985	412,998
Series 2018-KF48 B 144A 7.495% (SOFR + 2.16%, Floor 2.05%) 6/25/28 #, •	266,109	238,193
Series 2018-KF51 B 144A 7.295% (SOFR + 1.96%, Floor 1.85%) 8/25/25 #, •	840,716	814,245
Series 2019-KF60 B 144A 7.795% (SOFR + 2.46%, Floor 2.35%) 2/25/26 #, •	972,129	934,776
Series 2019-KF61 B 144A 7.645% (SOFR + 2.31%, Floor 2.20%) 4/25/29 #, •	370,480	333,610
Series 2019-KF68 B 144A 7.645% (SOFR + 2.31%, Floor 2.20%) 7/25/26 #, •	594,207	564,203
Series 2019-KF69 B 144A 7.745% (SOFR + 2.41%, Floor 2.30%) 8/25/29 #, •	404,542	369,397
Series 2019-KF70 B 144A 7.745% (SOFR + 2.41%, Floor 2.30%) 9/25/29 #, •	314,734	291,209
FREMF Mortgage Trust
Series 2019-KF73 B 144A 7.895% (SOFR + 2.56%, Floor 2.45%) 11/25/29 #, •	748,219	692,846
Series 2020-KF74 B 144A 7.595% (SOFR + 2.26%, Floor 2.15%) 1/25/27 #, •	167,034	159,238
Series 2020-KF75 B 144A 7.695% (SOFR + 2.36%, Floor 2.25%) 12/25/29 #, •	341,863	310,466
Total Agency Commercial Mortgage-Backed Securities (cost $9,817,747)		9,363,644

Agency Mortgage-Backed Securities — 3.14%
Fannie Mae S.F. 30 yr
5.50% 12/1/52	1,470,336	1,479,196
6.00% 6/1/53	935,129	949,496
Freddie Mac S.F. 20 yr
4.50% 8/1/30	171,373	170,178
5.50% 7/1/43	707,802	717,973
Freddie Mac S.F. 30 yr
4.50% 10/1/52	1,018,251	987,354
5.00% 6/1/53	701,174	693,677
GNMA II S.F. 30 yr 5.00% 9/20/52	983,694	977,982
Total Agency Mortgage-Backed Securities (cost $5,838,659)		5,975,856

Collateralized Debt Obligations — 5.16%
Bethpage Park CLO
Series 2021-1A A 144A 6.785% (TSFR03M + 1.39%, Floor 1.13%) 1/15/35 #, •	600,000	599,489
BlueMountain CLO XXX
Series 2020-30A AR 144A 6.764% (TSFR03M + 1.37%, Floor 1.37%) 4/15/35 #, •	1,000,000	993,759
Galaxy XXI CLO
Series 2015-21A AR 144A 6.697% (TSFR03M + 1.28%) 4/20/31 #, •	1,861,882	1,861,674
KKR CLO 41 Series 2022-41A A1
144A 6.724% (TSFR03M + 1.33%, Floor 1.33%) 4/15/35 #, •	2,000,000	1,986,566
Regatta XIX Funding
Series 2022-1A A1 144A 6.736% (TSFR03M + 1.32%, Floor 1.32%) 4/20/35 #, •	2,000,000	1,986,326
48

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
Sound Point CLO XXV
Series 2019-4A A1R 144A 6.658% (TSFR03M + 1.28%, Floor 1.28%) 4/25/33 #, •	2,000,000	$1,986,360
Venture 42 CLO
Series 2021-42A A1A 144A 6.785% (TSFR03M + 1.39%, Floor 1.13%) 4/15/34 #, •	415,000	4 10,790
Total Collateralized Debt Obligations (cost $9,860,392)		9,824,964

Corporate Bonds — 47.71%
Banking — 12.88%
Banco Santander 5.588% 8/8/28	200,000	204,140
Bank of America
4.00% 1/22/25	1,000,000	987,278
4.20% 8/26/24	2,380,000	2,358,786
5.819% 9/15/29 µ	170,000	175,592
Bank of New York Mellon 5.802% 10/25/28 µ	573,000	594,412
Barclays 7.385% 11/2/28 µ	315,000	336,831
Citibank 5.488% 12/4/26	250,000	254,595
Citigroup
2.014% 1/25/26 µ	1,275,000	1,225,741
3.07% 2/24/28 µ	215,000	202,685
Citizens Bank
4.119% 5/23/25 µ	755,000	737,020
6.064% 10/24/25 µ	525,000	512,347
Credit Agricole 144A 5.301% 7/12/28 #	250,000	255,817
Credit Suisse 7.95% 1/9/25	820,000	838,667
Deutsche Bank
6.72% 1/18/29 µ	424,000	444,264
6.819% 11/20/29 µ	446,000	469,854
7.146% 7/13/27 µ	245,000	254,444
Fifth Third Bank 5.852% 10/27/25 µ	875,000	872,999
Goldman Sachs Group
3.85% 7/8/24	955,000	946,654
4.25% 10/21/25	750,000	736,610
6.20% (SOFR + 0.79%) 12/9/26 •	1,300,000	1,287,732
Huntington National Bank
4.008% 5/16/25 µ	840,000	827,667
5.65% 1/10/30	250,000	252,402
ING Groep 6.083% 9/11/27 µ	200,000	204,238
JPMorgan Chase & Co.
3.875% 9/10/24	770,000	761,801
4.08% 4/26/26 µ	2,245,000	2,209,643
KeyBank
4.15% 8/8/25	835,000	809,929
5.85% 11/15/27	130,000	129,999
KeyCorp 3.878% 5/23/25 µ	730,000	713,834
Morgan Stanley
6.138% 10/16/26 µ	1,595,000	1,624,932
6.296% 10/18/28 µ	425,000	445,435
PNC Financial Services Group
5.671% 10/28/25 µ	670,000	669,948
Popular 7.25% 3/13/28	215,000	221,419
Truist Financial 7.161% 10/30/29 µ	700,000	756,528
US Bancorp
2.375% 7/22/26	844,000	792,664
6.787% 10/26/27 µ	165,000	172,352
Wells Fargo Bank 5.254% 12/11/26	250,000	253,152
		24,542,411
Basic Industry — 0.70%
Graphic Packaging International 144A 0.821% 4/15/24 #	1,350,000	1,332,093
		1,332,093
Brokerage — 0.39%
Jefferies Financial Group 5.875% 7/21/28	725,000	743,852
		743,852
Capital Goods — 6.57%
Boeing 2.196% 2/4/26	1,525,000	1,441,216
Carrier Global 144A 5.80% 11/30/25 #	950,000	963,061
General Electric 5.012% 1/1/24	186,894	186,894
Lennox International 1.35% 8/1/25	1,255,000	1,181,812
Mauser Packaging Solutions Holding 144A 7.875% 8/15/26 #	1,560,000	1,588,986
Parker-Hannifin 3.65% 6/15/24	1,240,000	1,228,495
Republic Services 0.875% 11/15/25	1,800,000	1,668,595
Teledyne Technologies 0.95% 4/1/24	1,498,000	1,481,079
TransDigm 144A 6.25% 3/15/26 #	1,730,000	1,728,767
Waste Management 0.75% 11/15/25	1,120,000	1,041,034
		12,509,939
Communications — 5.16%
American Tower 1.30% 9/15/25	1,135,000	1,062,460
AT&T
1.70% 3/25/26	1,350,000	1,263,324
2.95% 7/15/26	270,000	257,428
49

Schedules of investments

Delaware Ivy VIP Limited-Term Bond

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Charter Communications Operating 6.15% 11/10/26	1,485,000	$1,518,578
Crown Castle Towers 144A 3.663% 5/15/45 #	950,000	921,706
T-Mobile USA 3.75% 4/15/27	1,800,000	1,746,411
Verizon Communications 0.75% 3/22/24	1,260,000	1,246,614
Warnermedia Holdings
3.638% 3/15/25	750,000	734,116
6.412% 3/15/26	1,070,000	1,070,789
		9,821,426
Consumer Cyclical — 0.70%
Ford Motor Credit
3.375% 11/13/25	780,000	746,759
6.798% 11/7/28	200,000	209,398
Mercedes-Benz Finance North America 144A 5.10% 8/3/28 #	375,000	382,516
		1,338,673
Consumer Non-Cyclical — 2.84%
AbbVie 2.60% 11/21/24	985,000	962,739
Amgen 5.15% 3/2/28	730,000	747,639
McCormick & Co. 0.90% 2/15/26	1,025,000	944,027
Pfizer Investment Enterprises 4.45% 5/19/28	405,000	404,942
Royalty Pharma 1.20% 9/2/25	1,647,000	1,537,513
Tenet Healthcare 4.875% 1/1/26	815,000	806,391
		5,403,251
Electric — 3.71%
Duke Energy Carolinas 3.95% 11/15/28	1,150,000	1,133,337
Edison International 3.55% 11/15/24	1,565,000	1,537,073
Fells Point Funding Trust 144A 3.046% 1/31/27 #	795,000	749,677
National Rural Utilities Cooperative Finance
1.875% 2/7/25	1,350,000	1,303,949
4.80% 3/15/28	420,000	425,088
NextEra Energy Capital Holdings 6.051% 3/1/25	845,000	853,053
Vistra Operations 144A 5.125% 5/13/25 #	1,070,000	1,060,263
		7,062,440
Energy — 3.25%
ConocoPhillips 2.40% 3/7/25	790,000	767,922
Enbridge 2.50% 2/14/25	820,000	795,757
Energy Transfer 5.55% 2/15/28	1,295,000	1,321,839
Galaxy Pipeline Assets Bidco 144A 1.75% 9/30/27 #	969,900	913,818
Occidental Petroleum 5.875% 9/1/25	1,690,000	1,700,562
Targa Resources Partners 5.00% 1/15/28	695,000	687,019
		6,186,917
Finance Companies — 1.59%
AerCap Ireland Capital DAC
1.65% 10/29/24	1,765,000	1,704,405
3.00% 10/29/28	355,000	324,285
Aviation Capital Group 144A 4.375% 1/30/24 #	1,000,000	998,445
		3,027,135
Insurance — 4.19%
Athene Global Funding 144A 0.914% 8/19/24 #	1,355,000	1,312,993
MassMutual Global Funding II 144A 0.60% 4/12/24 #	1,900,000	1,873,839
Met Tower Global Funding 144A 3.70% 6/13/25 #	1,280,000	1,259,722
New York Life Global Funding 144A 5.45% 9/18/26 #	665,000	680,175
Protective Life Global Funding 144A 1.618% 4/15/26 #	1,350,000	1,246,469
UnitedHealth Group 4.25% 1/15/29	1,615,000	1,613,028
		7,986,226
Real Estate Investment Trusts — 2.42%
SBA Tower Trust
144A 1.884% 7/15/50 #	1,155,000	1,071,564
144A 2.836% 1/15/50 #	1,621,000	1,565,349
144A 3.869% 10/15/49 #	2,000,000	1,966,503
		4,603,416
Technology — 2.88%
Baidu 1.72% 4/9/26	379,000	352,066
Oracle 5.80% 11/10/25	1,040,000	1,056,571
Roper Technologies 1.00% 9/15/25	1,400,000	1,309,172
Sensata Technologies 144A 5.00% 10/1/25 #	1,390,000	1,392,548
TSMC Global 144A 1.25% 4/23/26 #	1,500,000	1,385,551
		5,495,908
50

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation — 0.43%
ERAC USA Finance 144A 4.60% 5/1/28 #	825,000	$820,419
		820,419
Total Corporate Bonds (cost $92,401,780)		90,874,106

Government Agency Obligation — 0.72%
Harvest Operations 144A 1.00% 4/26/24 #	1,400,000	1,380,721
Total Government Agency Obligation (cost $1,400,000)		1,380,721

Non-Agency Asset-Backed Securities — 8.07%
BMW Vehicle Lease Trust Series 2022-1 A3 1.10% 3/25/25	585,007	581,687
Enterprise Fleet Financing
Series 2022-2 A2 144A 4.65% 5/21/29 #	540,625	536,962
Series 2023-3 A2 144A 6.40% 3/20/30 #	1,500,000	1,533,185
Ford Credit Auto Owner Trust Series 2022-A B 1.91% 7/15/27	1,350,000	1,269,300
GM Financial Automobile Leasing Trust Series 2022-1 B 2.23% 2/20/26	1,600,000	1,567,371
GMF Floorplan Owner Revolving Trust Series 2023-1 A2 144A 6.488% (SOFR + 1.15%) 6/15/28 #, •	2,250,000	2,266,116
GTE Auto Receivables Trust Series 2023-1 A2 144A 5.65% 8/17/26 #	1,187,326	1,185,176
Hyundai Auto Lease Securitization Trust Series 2023-A A3 144A 5.05% 1/15/26 #	1,300,000	1,296,606
Verizon Master Trust Series 2022-2 A 1.53% 7/20/28	1,500,000	1,444,868
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25	1,400,000	1,389,180
Volkswagen Auto Loan Enhanced Trust Series 2023-2 A2B 5.968% (SOFR + 0.63%) 3/22/27 •	2,300,000	2,304,249
Total Non-Agency Asset-Backed Securities (cost $15,437,807)		15,374,700

Non-Agency Collateralized Mortgage Obligations — 2.85%
COLT Mortgage Loan Trust Series 2023-3 A1 144A 7.18% 9/25/68 #, Φ	1,771,974	1,814,996
OBX Trust Series 2023-NQM8 A1 144A 7.045% 9/25/63 #, Φ	1,754,646	1,789,987
Verus Securitization Trust Series 2023-6 A1 144A 6.665% 9/25/68 #, Φ	1,804,841	1,828,721
Total Non-Agency Collateralized Mortgage Obligations (cost $5,331,399)		5,433,704

US Treasury Obligations — 25.58%
US Treasury Notes
4.75% 10/15/26	41,885,000	42,511,637
5.00% 9/30/25	6,140,000	6,203,199
Total US Treasury Obligations (cost $47,765,657)		48,714,836
Total Value of Securities—98.36% (cost $188,282,744)		$187,337,048
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $58,291,359, which represents 30.60% of the Portfolio's net assets. See Note 11 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
Φ	Step coupon bond. Stated rate in effect at December 31, 2023 through maturity date.
51

Schedules of investments

Delaware Ivy VIP Limited-Term Bond

The following futures contracts were outstanding at December 31, 2023:1

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
117	US Treasury 2 yr Notes	$24,091,946	$23,904,888	3/28/24	$187,058	$12,355

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the variation margin is reflected in the Portfolio's net assets.

[1]	See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

TSFR03M – 3 Month Term Secured Overnight Financing Rate

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

52

Delaware Ivy VIP Value

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 99.04%
Communication Services — 6.38%
Comcast Class A	33,748	$1,479,850
Verizon Communications	273,400	10,307,180
Walt Disney	105,800	9,552,682
		21,339,712
Consumer Discretionary — 6.23%
Lowe's	47,700	10,615,635
TJX	109,000	10,225,290
		20,840,925
Consumer Staples — 11.88%
Archer-Daniels-Midland	129,700	9,366,934
Conagra Brands	341,900	9,798,854
Dollar General	74,800	10,169,060
Dollar Tree †	73,100	10,383,855
		39,718,703
Energy — 2.88%
ConocoPhillips	83,000	9,633,810
		9,633,810
Financials — 18.14%
Allstate	71,202	9,966,856
American International Group	155,400	10,528,350
Fidelity National Information Services	170,729	10,255,691
Travelers	46,419	8,842,355
Truist Financial	293,700	10,843,404
US Bancorp	236,200	10,222,736
		60,659,392
Healthcare — 17.53%
Baxter International	247,500	9,568,350
Cigna Group	31,900	9,552,455
CVS Health	132,124	10,432,511
Hologic †	134,100	9,581,445
Johnson & Johnson	61,500	9,639,510
Merck & Co.	90,400	9,855,408
		58,629,679
Industrials — 12.12%
Dover	68,400	10,520,604
Honeywell International	48,800	10,233,848
Northrop Grumman	21,300	9,971,382
RTX	116,318	9,786,997
		40,512,831
Information Technology — 14.79%
Cisco Systems	201,600	10,184,832
Cognizant Technology Solutions Class A	137,400	10,377,822
Motorola Solutions	30,800	9,643,172
Oracle	82,700	8,719,061
Teledyne Technologies †	23,587	10,526,642
		49,451,529
Materials — 3.01%
DuPont de Nemours	131,000	10,077,830
		10,077,830
Real Estate — 3.02%
Equity Residential	165,000	10,091,400
		10,091,400
Utilities — 3.06%
Duke Energy	105,300	10,218,312
		10,218,312
Total Common Stocks (cost $333,655,782)		331,174,123

Short-Term Investments — 0.74%
Money Market Mutual Funds — 0.74%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	623,918	623,918
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	623,918	623,918
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	623,918	623,918
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	623,919	623,919
Total Short-Term Investments (cost $2,495,673)		2,495,673
Total Value of Securities—99.78% (cost $336,151,455)		$333,669,796
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

53

Schedules of investments

Delaware VIP Global Equity

December 31, 2023

	Number of shares	Value (US $)
Common Stocks – 97.96% ∆
Austria – 1.20%
Mondi	24,116	$472,619
		472,619
Brazil – 2.58%
Banco do Brasil	63,106	719,582
Petroleo Brasileiro ADR	18,554	296,307
		1,015,889
Canada – 3.95%
Alimentation Couche-Tard	17,599	1,036,376
Canadian Natural Resources	7,877	516,058
		1,552,434
China – 2.78%
China Mengniu Dairy †	298,000	801,434
Tencent Holdings	7,800	293,281
		1,094,715
Denmark – 1.71%
Genmab †	2,105	671,772
		671,772
France – 7.31%
Airbus	4,657	718,622
BNP Paribas	11,442	790,599
L'Oreal	2,303	1,145,731
TotalEnergies	3,243	220,535
		2,875,487
Germany – 1.98%
Deutsche Telekom	32,382	777,521
		777,521
Hong Kong – 1.16%
Prudential	40,521	458,240
		458,240
India – 2.68%
ICICI Bank ADR	24,126	575,164
State Bank of India GDR	6,233	481,187
		1,056,351
Japan – 5.42%
Asahi Group Holdings	25,400	947,186
ITOCHU	9,400	384,466
Mitsubishi UFJ Financial Group	93,100	799,934
		2,131,586
Netherlands – 1.94%
Adyen 144A #, †	413	531,890
Shell	7,044	231,731
		763,621
Switzerland – 2.49%
Nestle	8,459	980,723
		980,723
Taiwan – 2.53%
Taiwan Semiconductor Manufacturing ADR	9,575	995,800
		995,800
United Kingdom – 4.08%
AstraZenecaq	4,710	636,382
Reckitt Benckiser Group	13,998	967,066
		1,603,448
United States – 56.15%
Alphabet Class A †	7,498	1,047,396
Amazon.com †	9,546	1,450,419
Apple	6,210	1,195,611
Aptiv †	5,361	480,989
Biogen †	823	212,968
Casey's General Stores	3,798	1,043,463
Coca-Cola	16,379	965,214
ConocoPhillips	4,799	557,020
Costco Wholesale	1,787	1,179,563
Danaher	1,995	461,523
Eli Lilly & Co.	1,324	771,786
Home Depot	1,477	511,854
Howmet Aerospace	9,295	503,045
Ingersoll Rand	6,637	513,306
Intuit	1,498	936,295
KLA	1,076	625,479
Lam Research	558	437,059
Microchip Technology	6,291	567,322
Microsoft	5,068	1,905,771
Netflix †	1,671	813,576
NVIDIA	1,472	728,964
Pinterest Class A †	24,851	920,481
Procter & Gamble	6,166	903,566
Salesforce †	3,548	933,621
Synopsys †	747	384,638
Thermo Fisher Scientific	845	448,518
UnitedHealth Group	1,517	798,655
Vertex Pharmaceuticals †	1,953	794,656
		22,092,758
Total Common Stocks (cost $36,360,543)		38,542,964

Short-Term Investments – 1.36%
Money Market Mutual Funds – 1.36%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	133,599	133,599
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	133,599	133,599
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	133,598	133,598

54

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	133,599	$133,599
Total Short-Term Investments (cost $534,395)		534,395
Total Value of Securities – 99.32% (cost $36,894,938)		$39,077,359
∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 37 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $531,890, which represents 1.35% of the Portfolio's net assets. See Note 11 in “Notes to financial statements.”

Summary of abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

55

Schedules of investments

Delaware VIP Real Estate Securities

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 97.88%
Real Estate Operating Companies/Developer — 2.51%
Corp Inmobiliaria Vesta ADR	13,543	$536,574
DigitalBridge Group	10,026	175,856
		712,430
REIT Diversified — 21.24%
American Tower	3,547	765,726
Digital Realty Trust	9,428	1,268,820
Equinix	3,386	2,727,051
VICI Properties	39,653	1,264,138
		6,025,735
REIT Healthcare — 10.64%
Healthpeak Properties	34,811	689,258
Welltower	25,811	2,327,378
		3,016,636
REIT Hotel — 2.22%
Ryman Hospitality Properties	3,746	412,285
Xenia Hotels & Resorts	15,999	217,906
		630,191
REIT Industrial — 11.93%
Americold Realty Trust	30,214	914,578
Prologis	18,521	2,468,849
		3,383,427
REIT Multifamily — 22.56%
American Homes 4 Rent Class A	21,285	765,409
AvalonBay Communities	6,621	1,239,584
Boardwalk Real Estate Investment Trust	3,610	194,361
Canadian Apartment Properties REIT	5,987	220,494
Equity LifeStyle Properties	12,219	861,928
Equity Residential	12,634	772,695
InterRent Real Estate Investment Trust	19,140	191,104
Invitation Homes	30,477	1,039,570
Sun Communities	8,328	1,113,037
		6,398,182
REIT Office — 3.23%
Alexandria Real Estate Equities	7,219	915,152
		915,152
REIT Retail — 18.18%
Agree Realty	17,026	1,071,787
Federal Realty Investment Trust	7,600	783,180
Kite Realty Group Trust	44,127	1,008,743
Realty Income	24,569	1,410,752
Simon Property Group	6,177	881,087
		5,155,549
REIT Self-Storage — 5.37%
Public Storage	4,998	1,524,390
		1,524,390
Total Common Stocks (cost $28,181,640)		27,761,692

Short-Term Investments — 2.64%
Money Market Mutual Funds — 2.64%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	187,062	187,062
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	187,063	187,063
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	187,063	187,063
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	187,062	187,062
Total Short-Term Investments (cost $748,250)		748,250
Total Value of Securities—100.52% (cost $28,929,890)		$28,509,942

Summary of abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

56

Statements of assets and liabilities

December 31, 2023

	Delaware Ivy VIP Core Equity	Delaware Ivy VIP Corporate Bond	Delaware Ivy VIP Global Growth	Delaware Ivy VIP Limited- Term Bond
Assets:
Investments, at value*	$590,664,014	$564,000,254	$121,715,488	$187,337,048
Foreign currencies, at value∆	—	—	893,613	—
Cash	—	—	—	1,836,776
Cash collateral due from broker on futures contracts	—	—	—	148,005
Dividend and interest receivable	765,323	6,600,414	96,742	1,608,400
Receivable for portfolio shares sold	70,205	149,278	454	61,814
Foreign tax reclaims receivable	8,901	—	78,540	—
Prepaid expenses	1,782	760	372	661
Receivable for securities sold	—	—	642,150	—
Variation margin due from broker on futures contracts	—	—	—	12,355
Other assets	1,230	1,480	307	599
Total Assets	591,511,455	570,752,186	123,427,666	191,005,658
Liabilities:
Due to custodian	—	—	543,117	—
Investment management fees payable to affiliates	332,875	228,769	45,824	342,934
Payable for portfolio shares redeemed	246,982	183,525	56,227	53,939
Administration expenses payable to affiliates	135,997	131,470	28,886	80,818
Distribution fees payable to affiliates	123,976	120,405	25,799	40,690
Other accrued expenses	22,526	20,255	55,799	17,453
Accrued capital gains taxes on appreciated securities	—	—	193,007	—
Total Liabilities	862,356	684,424	948,659	535,834
Total Net Assets	$590,649,099	$570,067,762	$122,479,007	$190,469,824

Net Assets Consist of:
Paid-in capital	$390,363,630	$637,890,659	$92,132,837	$199,282,744
Total distributable earnings (loss)	200,285,469	(67,822,897)	30,346,170	(8,812,920)
Total Net Assets	$590,649,099	$570,067,762	$122,479,007	$190,469,824
Net Asset Value

Class II:
Net assets	$590,649,099	$570,067,762	$122,479,007	$190,469,824
Shares of beneficial interest outstanding, unlimited authorization, no par	46,226,550	121,784,392	38,671,815	40,335,221
Net asset value per share	$12.78	$4.68	$3.17	$4.72

*Investments, at cost	$455,947,182	$573,626,166	$93,537,706	$188,282,744
∆Foreign currencies, at cost	—	—	873,811	—

See accompanying notes, which are an integral part of the financial statements.

57

Statements of assets and liabilities

	Delaware Ivy VIP Value	Delaware VIP Global Equity	Delaware VIP Real Estate Securities
Assets:
Investments, at value*	$333,669,796	$39,077,359	$28,509,942
Foreign currencies, at value∆	—	3,802	—
Receivable for securities sold	2,174,443	199,169	—
Dividend and interest receivable	511,393	59,996	120,637
Receivable for portfolio shares sold	69,435	1,412	74,361
Foreign tax reclaims receivable	4,383	580,037	127
Prepaid expenses	523	—	80
Other assets	719	451	—
Total Assets	336,430,692	39,922,226	28,705,147
Liabilities:
Due to custodian	—	199,169	83
Payable for portfolio securities purchased	1,447,089	—	—
Investment management fees payable to affiliates	228,523	210,927	302,754
Payable for portfolio shares redeemed	188,646	48,652	2,689
Administration expenses payable to affiliates	85,227	58,559	6,360
Distribution fees payable to affiliates	70,049	8,274	5,865
Other accrued expenses	16,370	53,309	25,852
Total Liabilities	2,035,904	578,890	343,603
Total Net Assets	$334,394,788	$39,343,336	$28,361,544

Net Assets Consist of:
Paid-in capital	$295,731,051	$43,006,723	$29,890,264
Total distributable earnings (loss)	38,663,737	(3,663,387)	(1,528,720)
Total Net Assets	$334,394,788	$39,343,336	$28,361,544
Net Asset Value

Class II:
Net assets	$334,394,788	$39,343,336	$28,361,544
Shares of beneficial interest outstanding, unlimited authorization, no par	66,409,393	8,080,483	4,646,829
Net asset value per share	$5.04	$4.87	$6.10

*Investments, at cost	$336,151,455	$36,894,938	$28,929,890
∆Foreign currencies, at cost	—	3,822	—

See accompanying notes, which are an integral part of the financial statements.

58

Statements of operations

Year ended December 31, 2023

	Delaware Ivy VIP Core Equity	Delaware Ivy VIP Corporate Bond	Delaware Ivy VIP Global Growth	Delaware Ivy VIP Limited- Term Bond
Investment Income:
Dividends	$7,875,197	$467,553	$2,239,645	$—
Securities lending income	1,191	8,108	2,090	22,894
Interest	—	19,876,425	—	10,845,364
Reclaim income	—	—	793,814	—
Foreign tax withheld	(35,774)	—	(157,257)	—
	7,840,614	20,352,086	2,878,292	10,868,258

Expenses:
Management fees	4,133,642	2,320,667	1,015,432	1,479,956
Distribution expenses — Class II	1,476,301	1,221,404	298,656	739,978
Accounting and administration expenses	87,182	71,810	59,199	60,165
Legal fees	45,927	39,624	4,548	27,560
Dividend disbursing and transfer agent fees and expenses	45,781	39,527	12,046	18,361
Audit and tax fees	37,572	56,722	74,208	57,468
Trustees’ fees and expenses	34,290	23,159	7,087	86,881
Reports and statements to shareholders expenses	20,570	16,209	3,797	15,014
Custodian fees	9,294	19,222	21,961	8,702
Other	24,592	42,973	11,830	44,154
	5,915,151	3,851,317	1,508,764	2,538,239
Less expenses waived	(303,997)	—	(158,287)	(3,498)
Less expenses paid indirectly	(1)	(1)	(1)	(1)
Total operating expenses	5,611,153	3,851,316	1,350,476	2,534,740
Net Investment Income (Loss)	2,229,461	16,500,770	1,527,816	8,333,518

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	64,183,094	(40,850,566)	1,510,140	(4,309,679)
Foreign currencies	—	—	(31,466)	—
Futures contracts	—	—	—	(1,149,068)
Net realized gain (loss)	64,183,094	(40,850,566)	1,478,674	(5,458,747)

Net change in unrealized appreciation (depreciation) on:
Investments[2]	58,761,862	61,341,355	18,523,345	9,388,039
Foreign currencies	—	—	61,022	—
Futures contracts	—	—	—	157,681
Net change in unrealized appreciation (depreciation)	58,761,862	61,341,355	18,584,367	9,545,720
Net Realized and Unrealized Gain (Loss)	122,944,956	20,490,789	20,063,041	4,086,973
Net Increase (Decrease) in Net Assets Resulting from Operations	$125,174,417	$36,991,559	$21,590,857	$12,420,491
[1]	Includes $(92,499) capital gains taxes paid for Delaware Ivy VIP Global Growth.
[2]	Includes $(193,007) capital gains tax accrued for Delaware Ivy VIP Global Growth.

See accompanying notes, which are an integral part of the financial statements.

59

Statements of operations

	Delaware Ivy VIP Value	Delaware VIP Global Equity	Delaware VIP Real Estate Securities
Investment Income:
Dividends	$8,580,309	$3,149,504	$871,242
Securities lending income	1,444	19,191	—
Reclaim income	—	249,353	—
Foreign tax withheld	—	(321,927)	(2,073)
	8,581,753	3,096,121	869,169

Expenses:
Management fees	2,358,619	897,948	246,508
Distribution expenses — Class II	842,364	320,696	68,475
Audit and tax fees	63,826	46,150	35,002
Accounting and administration expenses	63,227	56,916	40,610
Legal fees	28,455	16,369	2,839
Dividend disbursing and transfer agent fees and expenses	24,242	5,611	3,597
Trustees’ fees and expenses	14,307	55,194	48,826
Reports and statements to shareholders expenses	14,162	17,015	6,454
Custodian fees	8,549	46,458	10,579
Other	13,795	11,557	3,461
	3,431,546	1,473,914	466,351
Less expenses waived	(8,594)	(37,957)	(134,768)
Less expenses paid indirectly	(1)	(1)	(1)
Total operating expenses	3,422,951	1,435,956	331,582
Net Investment Income (Loss)	5,158,802	1,660,165	537,587

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	36,131,747	(7,073,161)	(1,590,209)
Foreign currencies	—	(105,380)	(378)
Options written	105,430	—	—
Net realized gain (loss)	36,237,177	(7,178,541)	(1,590,587)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,782,193)	28,861,260	3,473,993
Foreign currencies	—	17,726	17
Options written	(79,529)	—	—
Net change in unrealized appreciation (depreciation)	(14,861,722)	28,878,986	3,474,010
Net Realized and Unrealized Gain (Loss)	21,375,455	21,700,445	1,883,423
Net Increase (Decrease) in Net Assets Resulting from Operations	$26,534,257	$23,360,610	$2,421,010

 See accompanying notes, which are an integral part of the financial statements.

60

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Core Equity		Delaware Ivy VIP Corporate Bond
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,229,461	$2,335,588	$16,500,770	$13,390,847
Net realized gain (loss)	64,183,094	57,011,657	(40,850,566)	(33,707,049)
Net change in unrealized appreciation (depreciation)	58,761,862	(186,851,659)	61,341,355	(81,820,354)
Net increase (decrease) in net assets resulting from operations	125,174,417	(127,504,414)	36,991,559	(102,136,556)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(60,100,427)	(132,497,095)	(13,257,814)	(29,175,316)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class II	7,668,272	103,729,316	139,456,895	44,249,907

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	60,100,427	132,497,095	13,257,814	29,175,316
	67,768,699	236,226,411	152,714,709	73,425,223
Cost of shares redeemed:
Class II	(139,469,456)	(114,008,874)	(97,688,617)	(118,783,168)
Increase (decrease) in net assets derived from capital share transactions	(71,700,757)	122,217,537	55,026,092	(45,357,945)
Net Increase (Decrease) in Net Assets	(6,626,767)	(137,783,972)	78,759,837	(176,669,817)

Net Assets:
Beginning of year	597,275,866	735,059,838	491,307,925	667,977,742
End of year	$590,649,099	$597,275,866	$570,067,762	$491,307,925

See accompanying notes, which are an integral part of the financial statements.

61

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Global Growth		Delaware Ivy VIP Limited-Term Bond
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,527,816	$474,746	$8,333,518	$5,268,120
Net realized gain (loss)	1,478,674	24,008,506	(5,458,747)	(10,814,903)
Net change in unrealized appreciation (depreciation)	18,584,367	(51,924,826)	9,545,720	(9,987,172)
Net increase (decrease) in net assets resulting from operations	21,590,857	(27,441,574)	12,420,491	(15,533,955)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(24,662,684)	(19,702,418)	(5,233,135)	(7,185,516)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class II	2,663,615	3,494,999	28,235,811	40,046,133

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	24,662,684	19,702,418	5,233,135	7,185,516
	27,326,299	23,197,417	33,468,946	47,231,649
Cost of shares redeemed:
Class II	(19,043,336)	(18,458,069)	(162,986,855)	(102,816,836)
Increase (decrease) in net assets derived from capital share transactions	8,282,963	4,739,348	(129,517,909)	(55,585,187)
Net Increase (Decrease) in Net Assets	5,211,136	(42,404,644)	(122,330,553)	(78,304,658)

Net Assets:
Beginning of year	117,267,871	159,672,515	312,800,377	391,105,035
End of year	$122,479,007	$117,267,871	$190,469,824	$312,800,377
See accompanying notes, which are an integral part of the financial statements.

62

	Delaware Ivy VIP Value		Delaware VIP Global Equity
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,158,802	$5,136,602	$1,660,165	$3,183,092
Net realized gain (loss)	36,237,177	50,020,103	(7,178,541)	2,432,685
Net change in unrealized appreciation (depreciation)	(14,861,722)	(73,733,023)	28,878,986	(38,205,586)
Net increase (decrease) in net assets resulting from operations	26,534,257	(18,576,318)	23,360,610	(32,589,809)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(55,315,506)	(107,862,773)	(5,792,612)	(68,169,217)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class II	17,858,856	89,536,158	2,285,310	25,275,803

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	55,315,506	107,862,773	5,792,612	68,169,217
	73,174,362	197,398,931	8,077,922	93,445,020
Cost of shares redeemed:
Class II	(64,287,986)	(86,414,422)	(215,007,004)	(58,341,351)
Increase (decrease) in net assets derived from capital share transactions	8,886,376	110,984,509	(206,929,082)	35,103,669
Net Decrease in Net Assets	(19,894,873)	(15,454,582)	(189,361,084)	(65,655,357)

Net Assets:
Beginning of year	354,289,661	369,744,243	228,704,420	294,359,777
End of year	$334,394,788	$354,289,661	$39,343,336	$228,704,420

See accompanying notes, which are an integral part of the financial statements.

63

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware VIP Real Estate Securities
	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$537,587	$500,862
Net realized gain (loss)	(1,590,587)	2,648,437
Net change in unrealized appreciation (depreciation)	3,474,010	(12,984,140)
Net increase (decrease) in net assets resulting from operations	2,421,010	(9,834,841)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(3,163,767)	(4,613,545)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class II	4,494,072	3,868,818

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	3,163,767	4,613,545
	7,657,839	8,482,363
Cost of shares redeemed:
Class II	(6,395,946)	(7,599,015)
Increase in net assets derived from capital share transactions	1,261,893	883,348
Net Increase (Decrease) in Net Assets	519,136	(13,565,038)

Net Assets:
Beginning of year	27,842,408	41,407,446
End of year	$28,361,544	$27,842,408

See accompanying notes, which are an integral part of the financial statements.

64

Financial highlights

Delaware Ivy VIP Core Equity Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.50	$17.69	$14.36	$12.63	$10.80

Income (loss) from investment operations:
Net investment income[1]	0.04	0.05	0.03	0.06	0.06
Net realized and unrealized gain (loss)	2.50	(3.18)	4.01	2.44	3.10
Total from investment operations	2.54	(3.13)	4.04	2.50	3.16

Less dividends and distributions from:
Net investment income	(0.05)	(0.03)	(0.09)	(0.07)	(0.07)
Net realized gain	(1.21)	(3.03)	(0.62)	(0.70)	(1.26)
Total dividends and distributions	(1.26)	(3.06)	(0.71)	(0.77)	(1.33)

Net asset value, end of period	$12.78	$11.50	$17.69	$14.36	$12.63

Total return[2]	23.51%	(17.33%)	28.94%	21.52%	31.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$590,649	$597,276	$735 [3]	$737 [3]	$723 [3]
Ratio of expenses to average net assets[4]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[4]	1.00%	1.01%	0.99%	1.00%	1.00%
Ratio of net investment income to average net assets	0.38%	0.36%	0.19%	0.51%	0.53%
Ratio of net investment income to average net assets prior to fees waived	0.33%	0.30%	0.15%	0.46%	0.48%
Portfolio turnover	40%	47%	29%	58%	80%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

65

Financial highlights

Delaware Ivy VIP Corporate Bond Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.49	$5.63	$6.05	$5.60	$5.13

Income (loss) from investment operations:
Net investment income[1]	0.15	0.12	0.11	0.14	0.15
Net realized and unrealized gain (loss)	0.17	(1.00)	(0.17)	0.46	0.47
Total from investment operations	0.32	(0.88)	(0.06)	0.60	0.62

Less dividends and distributions from:
Net investment income	(0.13)	(0.12)	(0.12)	(0.15)	(0.15)
Net realized gain	—	(0.14)	(0.24)	—	—
Total dividends and distributions	(0.13)	(0.26)	(0.36)	(0.15)	(0.15)

Net asset value, end of period	$4.68	$4.49	$5.63	$6.05	$5.60

Total return[2]	7.27%	(15.86%)	(0.85%)	10.97%	12.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$570,068	$491,308	$668 [3]	$685 [3]	$600 [3]
Ratio of expenses to average net assets[4]	0.79%	0.80%	0.76%	0.77%	0.77%
Ratio of net investment income to average net assets	3.38%	2.45%	1.90%	2.34%	2.73%
Portfolio turnover	93%	67%	85%	95%	66%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

66

Delaware Ivy VIP Global Growth Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$3.33	$4.81	$4.29	$3.58	$8.67

Income (loss) from investment operations:
Net investment income[1]	0.04 [2]	0.01	0.02	—	0.02
Net realized and unrealized gain (loss)	0.53	(0.87)	0.72	0.72	1.45
Total from investment operations	0.57	(0.86)	0.74	0.72	1.47

Less dividends and distributions from:
Net investment income	— [3]	(0.03)	—	(0.01)	(0.06)
Net realized gain	(0.73)	(0.59)	(0.22)	—	(6.50)
Total dividends and distributions	(0.73)	(0.62)	(0.22)	(0.01)	(6.56)

Net asset value, end of period	$3.17	$3.33	$4.81	$4.29	$3.58

Total return[4]	19.90%[2]	(17.49%)	17.86%	20.58%	25.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$122,479	$117,268	$160 [5]	$156 [5]	$148 [5]
Ratio of expenses to average net assets[6]	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of expenses to average net assets prior to fees waived[6]	1.26%	1.24%	1.18%	1.23%	1.21%
Ratio of net investment income to average net assets	1.28%	0.37%	0.43%	0.06%	0.41%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.15%	0.26%	0.38%	(0.04%)	0.33%
Portfolio turnover	45%	72%	22%	33%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.02 and total return by 0.60%. See Note 1 in "Notes to financial statements."
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

67

Financial highlights

Delaware Ivy VIP Limited-Term Bond Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.58	$4.89	$5.01	$4.95	$4.84

Income (loss) from investment operations:
Net investment income[1]	0.13	0.07	0.05	0.08	0.09
Net realized and unrealized gain (loss)	0.09	(0.28)	(0.07)	0.12	0.11
Total from investment operations	0.22	(0.21)	(0.02)	0.20	0.20

Less dividends and distributions from:
Net investment income	(0.08)	(0.06)	(0.08)	(0.14)	(0.09)
Net realized gain	—	(0.04)	(0.02)	—	—
Total dividends and distributions	(0.08)	(0.10)	(0.10)	(0.14)	(0.09)

Net asset value, end of period	$4.72	$4.58	$4.89	$5.01	$4.95

Total return[2]	4.73%	(4.20%)	(0.49%)	4.14%	4.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$190,470	$312,800	$391 [3]	$430 [3]	$453 [3]
Ratio of expenses to average net assets[4]	0.86%	0.82%	0.79%	0.81%	0.79%
Ratio of expenses to average net assets prior to fees waived[4]	0.86%	0.82%	0.79%	0.81%	0.79%
Ratio of net investment income to average net assets	2.82%	1.56%	1.05%	1.60%	1.89%
Ratio of net investment income to average net assets prior to fees waived	2.82%	1.56%	1.05%	1.60%	1.89%
Portfolio turnover	143%	144%	48%	74%	54%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

68

Delaware Ivy VIP Value Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$5.56	$8.24	$6.40	$6.72	$5.69

Income (loss) from investment operations:
Net investment income[1]	0.08	0.09	0.08	0.09	0.11
Net realized and unrealized gain (loss)	0.32	(0.51)	1.90	(0.05)	1.32
Total from investment operations	0.40	(0.42)	1.98	0.04	1.43

Less dividends and distributions from:
Net investment income	(0.09)	(0.10)	(0.14)	(0.12)	(0.05)
Net realized gain	(0.83)	(2.16)	—	(0.24)	(0.35)
Total dividends and distributions	(0.92)	(2.26)	(0.14)	(0.36)	(0.40)

Net asset value, end of period	$5.04	$5.56	$8.24	$6.40	$6.72

Total return[2]	8.27%	(4.90%)	31.18%	1.98%	26.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$334,395	$354,290	$370 [3]	$465 [3]	$511 [3]
Ratio of expenses to average net assets[4]	1.02%	1.01%	1.00%	1.01%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.02%	1.01%	1.00%	1.01%	1.00%
Ratio of net investment income to average net assets	1.53%	1.37%	1.11%	1.57%	1.81%
Ratio of net investment income to average net assets prior to fees waived	1.53%	1.37%	1.11%	1.57%	1.81%
Portfolio turnover	110%[5]	72%	41%	63%	62%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.
[5]	The Portfolio's portfolio turnover rate increased substantially during the year ended December 31, 2023 due to the repositioning of the Portfolio.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware VIP Global Equity Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.41	$6.89	$6.02	$6.01	$6.89

Income (loss) from investment operations:
Net investment income[1]	0.06	0.06	0.14	0.12	0.16
Net realized and unrealized gain (loss)	0.56	(0.85)	0.87	0.03	1.17
Total from investment operations	0.62	(0.79)	1.01	0.15	1.33

Less dividends and distributions from:
Net investment income	(0.08)	(0.23)	(0.14)	(0.14)	(0.22)
Net realized gain	(0.08)	(1.46)	—	—	(1.99)
Total dividends and distributions	(0.16)	(1.69)	(0.14)	(0.14)	(2.21)

Net asset value, end of period	$4.87	$4.41	$6.89	$6.02	$6.01

Total return[2]	14.13%[3]	(11.32%)	16.97%	3.15%	23.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,343	$228,704	$294 [4]	$315 [4]	$297 [4]
Ratio of expenses to average net assets[5]	1.12%	1.07%	1.01%	1.03%	1.02%
Ratio of expenses to average net assets prior to fees waived[5]	1.15%	1.07%	1.01%	1.03%	1.02%
Ratio of net investment income to average net assets	1.29%	1.30%	2.14%	2.19%	2.52%
Ratio of net investment income to average net assets prior to fees waived	1.26%	1.30%	2.14%	2.19%	2.52%
Portfolio turnover	84%[6]	47%	109%	73%	39%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.
[6]	The Portfolio's portfolio turnover rate increased substantially during the year ended December 31, 2023 due to a change in the Portfolio's portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

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Delaware VIP Real Estate Securities Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$6.30	$9.77	$6.97	$8.05	$6.60

Income (loss) from investment operations:
Net investment income[1]	0.12	0.11	0.06	0.07	0.17
Net realized and unrealized gain (loss)	0.41	(2.44)	2.95	(0.46)	1.43
Total from investment operations	0.53	(2.33)	3.01	(0.39)	1.60

Less dividends and distributions from:
Net investment income	(0.13)	(0.07)	(0.08)	(0.12)	(0.12)
Net realized gain	(0.60)	(1.07)	(0.13)	(0.57)	(0.03)
Total dividends and distributions	(0.73)	(1.14)	(0.21)	(0.69)	(0.15)

Net asset value, end of period	$6.10	$6.30	$9.77	$6.97	$8.05

Total return[2]	9.42%	(24.87%)	43.68%	(3.13%)	24.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,362	$27,842	$41 [3]	$31 [3]	$35 [3]
Ratio of expenses to average net assets[4]	1.21%	1.23%	1.21%	1.37%	1.26%
Ratio of expenses to average net assets prior to fees waived[4]	1.70%	1.38%	1.30%	1.46%	1.35%
Ratio of net investment income to average net assets	1.96%	1.51%	0.71%	1.06%	1.36%
Ratio of net investment income to average net assets prior to fees waived	1.47%	1.36%	0.62%	0.97%	1.27%
Portfolio turnover	37%	59%	57%	72%	54%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

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Notes to financial statements

Ivy Variable Insurance Portfolios

December 31, 2023

Ivy Variable Insurance Portfolios (Trust) is organized as a Delaware statutory trust and offers 26 portfolios. These financial statements and the related notes pertain to 7 portfolios: Delaware Ivy VIP Core Equity, Delaware Ivy VIP Corporate Bond, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Value, Delaware VIP Global Equity (formerly, Delaware VIP Global Value Equity), and Delaware VIP Real Estate Securities (each, a Portfolio and collectively, the Portfolios). The Trust is an open-end investment company. Each of the Portfolios, other than Delaware VIP Global Equity, are diversified as defined in the Investment Company Act of 1940, as amended (1940 Act). Delaware VIP Global Equity is non-diversified as defined in the 1940 Act. Each Portfolio offers Class II shares. The Class II shares carry a distribution and service (12b-1) fee. The shares of the Portfolios are sold only to variable life insurance separate accounts and variable annuity separate accounts.

1. Significant Accounting Policies

Each Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as each Portfolio’s valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Portfolios value their securities, generally as of 4:00pm ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Portfolios may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Portfolio evaluates tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio’s tax positions taken or expected to be taken on each Portfolio’s federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in each Portfolio’s financial statements. In regard to foreign taxes only, each Portfolio has open

72

tax years in certain foreign countries in which it invests that may date back to the inception of each Portfolio. If applicable, each Portfolio recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended December 31, 2023, the Portfolios did not incur any interest or tax penalties.

As a result of several court cases, in certain countries across the European Union, the Portfolio filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“EU reclaims”). Income recognized, if any, for EU reclaims is reflected as “Reclaim income” on the “Statements of operations.” Any fees associated with these filings are included on the “Statements of operations” under “Audit and tax fees.” For U.S. income tax purposes, EU reclaims received by the Portfolio, if any, reduce the amount of foreign taxes Fund shareholders can use as tax deductions or credits on their income tax returns.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Portfolio generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Portfolios intend to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Portfolios may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Portfolio are charged directly to that Portfolio. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which each Portfolio invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend

73

Notes to financial statements

Ivy Variable Insurance Portfolios

1. Significant Accounting Policies (continued)

date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolios are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates. Certain Portfolios file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Each Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Each Portfolio may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. Each Portfolio may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Portfolio receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Portfolio pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Portfolio’s average daily net assets as follows:

Portfolio	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy VIP Core Equity	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Delaware Ivy VIP Corporate Bond	0.475% of net assets up to $1 billion;
0.450% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion.

Delaware Ivy VIP Global Growth	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Delaware Ivy VIP Limited-Term Bond	0.50% of net assets up to $500 million;
0.45% of net assets over $500 million and up to $1 billion;
0.40% of net assets over $1 billion and up to $1.5 billion;
0.35% of net assets over $1.5 billion.

Delaware Ivy VIP Value	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Delaware VIP Global Equity	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.
74

Portfolio	Management Fee (annual rate as a percentage of average daily net assets)

Delaware VIP Real Estate Securities	0.90% of net assets up to $1 billion;
0.87% of net assets over $1 billion and up to $2 billion;
0.84% of net assets over $2 billion and up to $3 billion;
0.80% of net assets over $3 billion.

DMC has entered into sub-advisory agreements with the following entities on behalf of the Portfolios:

Under agreements between DMC and each of Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL), each of MIMEL and MIMGL serves as sub-advisor to Delaware VIP Real Estate Securities, and along with DMC, are responsible for its day to day management. In addition, each of the Portfolios may use MIMGL to execute Portfolio security trades. For their services, each of MIMEL and MIMGL receive a sub-advisory fee from DMC.

Each of Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), MIMEL, and MIMGL is an affiliate of DMC and is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited.

With respect to Delaware Ivy VIP Core Equity, Delaware Ivy VIP Global Growth, Delaware VIP Global Equity, and Delaware Ivy VIP Value, DMC has principal responsibility for the portfolio and may seek quantitative support from MIMGL and may utilize MIMGL to execute Portfolio security trades on behalf of DMC. With respect to Delaware Ivy VIP Corporate Bond and Delaware Ivy VIP Limited-Term Bond, DMC has principal responsibility for the Portfolio and may seek investment advice and recommendations from MIMGL and may permit MIMGL to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

With respect to Delaware Ivy VIP Corporate Bond and Delaware Ivy VIP Limited-Term Bond, DMC has principal responsibility for the Portfolio and may seek investment advice and recommendations from MIMEL and may permit MIMEL to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

In addition, with respect to Delaware Ivy VIP Corporate Bond and Delaware Ivy VIP Limited-Term Bond, DMC has principal responsibility for the Portfolio and may seek investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge.

Pursuant to the terms of the relevant sub-advisory agreement, an investment sub-advisory fee is paid by DMC to each Affiliated Sub-Advisor.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Portfolio. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, each Portfolio paid for these services as follows:

Portfolio	Fees
Delaware Ivy VIP Core Equity	$23,062
Delaware Ivy VIP Corporate Bond	19,863
Delaware Ivy VIP Global Growth	7,866
Delaware Ivy VIP Limited-Term Bond	13,440
Delaware Ivy VIP Value	14,857
75

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Portfolio	Fees
Delaware VIP Global Equity	$7,901
Delaware VIP Real Estate Securities	4,883

DIFSC is also the transfer agent and dividend disbursing agent of the Portfolios. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Portfolios’ average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, each Portfolio paid for these services as follows:

Portfolio	Fees
Delaware Ivy VIP Core Equity	$44,296
Delaware Ivy VIP Corporate Bond	36,639
Delaware Ivy VIP Global Growth	8,961
Delaware Ivy VIP Limited-Term Bond	22,198
Delaware Ivy VIP Value	25,274
Delaware VIP Global Equity	9,606
Delaware VIP Real Estate Securities	2,054

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are paid by each Portfolio and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class II shares. The fees are calculated daily and paid monthly.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding the following percentages of certain Portfolio’s average daily net assets from January 1, 2023 (except as noted) to April 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and each Portfolio. The waivers and reimbursements are accrued daily and received monthly.

Portfolio	Operating expense limitation as a percentage of average daily net assets Class II Shares
Delaware Ivy VIP Core Equity	0.95%
Delaware Ivy VIP Global Growth	1.13%
Delaware Ivy VIP Limited-Term Bond	0.81%[1]
Delaware Ivy VIP Value	1.01%[1]
Delaware VIP Global Equity	1.04%[1]
Delaware VIP Real Estate Securities	1.21%
[1]	Effective May 1, 2023. Prior to May 1, 2023, the Portfolio had no expense limitation.

As provided in the investment management agreement, each Portfolio bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Portfolio. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended December 31, 2023, each Portfolio paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

76

Portfolio	Fees
Delaware Ivy VIP Core Equity	$11,595
Delaware Ivy VIP Corporate Bond	9,516
Delaware Ivy VIP Global Growth	2,334
Delaware Ivy VIP Limited-Term Bond	5,937
Delaware Ivy VIP Value	8,237
Delaware VIP Global Equity	5,364
Delaware VIP Real Estate Securities	538

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

In addition to the management fees and other expenses of a Portfolio, a Portfolio indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Portfolio will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Cross trades for the year ended December 31, 2023, were executed by the Portfolios pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Portfolios’ compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2023, the following Portfolios engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Ivy VIP Value	$1,985,320	$—	$—

3. Investments

For the year ended December 31, 2023, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

Portfolio	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Ivy VIP Core Equity	$231,338,320	$—	$350,182,221	$—
Delaware Ivy VIP Corporate Bond	471,802,132	53,949,215	422,848,508	28,290,934
Delaware Ivy VIP Global Growth	52,963,581	—	67,817,602	—
Delaware Ivy VIP Limited-Term Bond	54,706,557	348,754,201	178,340,410	359,077,837
Delaware Ivy VIP Value	368,192,390	—	400,517,324	—
Delaware VIP Global Equity	106,390,214	—	317,413,080	—
Delaware VIP Real Estate Securities	9,977,869	—	10,895,801	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Portfolio were as follows:

77

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

Portfolio	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Ivy VIP Core Equity	$456,236,947	$138,409,555	$(3,982,487)	$134,427,068
Delaware Ivy VIP Corporate Bond	573,711,027	15,653,408	(25,364,182)	(9,710,774)
Delaware Ivy VIP Global Growth	93,979,371	32,325,258	(4,760,456)	27,564,802
Delaware Ivy VIP Limited-Term Bond	188,541,918	1,601,260	(2,619,072)	(1,017,812)
Delaware Ivy VIP Value	336,151,455	16,276,208	(18,757,868)	(2,481,660)
Delaware VIP Global Equity	36,962,241	3,183,873	(1,059,993)	2,123,880
Delaware VIP Real Estate Securities	28,951,734	1,409,478	(1,851,272)	(441,794)

US GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including each Portfolio’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

78

The following tables summarize the valuation of each Portfolio’s investments by fair value hierarchy levels as of December 31, 2023:

Delaware Ivy VIP Core Equity
Level 1
Securities
Assets:
Common Stocks	$581,775,571
Short-Term Investments	8,888,443
Total Value of Securities	$590,664,014

	Delaware Ivy VIP Corporate Bond
	Level 1	Level 2	Level 3		Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$—	$—	[1]	$—
Corporate Bonds	—	527,353,058	—		527,353,058
Municipal Bonds	—	1,396,833	—		1,396,833
US Treasury Obligations	—	27,521,593	—		27,521,593
Short-Term Investments	7,728,770	—	—		7,728,770
Total Value of Securities	$7,728,770	$556,271,484	$—		$564,000,254

1The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.

Delaware Ivy VIP Global Growth
Level 1
Securities
Assets:
Common Stocks	$120,673,100
Preferred Stock	999,728
Short-Term Investments	42,660
Total Value of Securities	$121,715,488

	Delaware Ivy VIP Limited-Term Bond
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$394,517	$394,517
Agency Commercial Mortgage-Backed Securities	—	9,363,644	9,363,644
Agency Mortgage-Backed Securities	—	5,975,856	5,975,856
Collateralized Debt Obligations	—	9,824,964	9,824,964
Corporate Bonds	—	90,874,106	90,874,106
Government Agency Obligation	—	1,380,721	1,380,721
Non-Agency Asset-Backed Securities	—	15,374,700	15,374,700
79

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

	Delaware Ivy VIP Limited-Term Bond
	Level 1	Level 2	Total
Non-Agency Collateralized Mortgage Obligations	$—	$5,433,704	$5,433,704
US Treasury Obligations	—	48,714,836	48,714,836
Total Value of Securities	$—	$187,337,048	$187,337,048

Derivatives[1]
Assets:
Futures Contracts	$187,058	$—	$187,058

1Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy VIP Value
Level 1
Securities
Assets:
Common Stocks	$331,174,123
Short-Term Investments	2,495,673
Total Value of Securities	$333,669,796

Delaware VIP Global Equity
Level 1
Securities
Assets:
Common Stocks	$38,542,964
Short-Term Investments	534,395
Total Value of Securities	$39,077,359

Delaware VIP Real Estate Securities
Level 1
Securities
Assets:
Common Stocks	$27,761,692
Short-Term Investments	748,250
Total Value of Securities	$28,509,942

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. Each Portfolio’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Portfolio’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Delaware Ivy VIP Corporate Bond’s net assets at the beginning or end of the year.

80

Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to Delaware Ivy VIP Corporate Bond’s net assets at the end of the period. As of December 31, 2023, Delaware Ivy VIP Core Equity, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Value, Delaware VIP Global Equity, and Delaware VIP Real Estate Securities had no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Ordinary income	Long-term capital gains	Total
Year ended December 31, 2023:
Delaware Ivy VIP Core Equity	$2,302,331	$57,798,096	$60,100,427
Delaware Ivy VIP Corporate Bond	13,257,814	—	13,257,814
Delaware Ivy VIP Global Growth	100,391	24,562,293	24,662,684
Delaware Ivy VIP Limited-Term Bond	5,233,135	—	5,233,135
Delaware Ivy VIP Value	8,315,403	47,000,103	55,315,506
Delaware VIP Global Equity	3,892,430	1,900,182	5,792,612
Delaware VIP Real Estate Securities	565,813	2,597,954	3,163,767

Year ended December 31, 2022:
Delaware Ivy VIP Core Equity	19,922,101	112,574,994	132,497,095
Delaware Ivy VIP Corporate Bond	18,101,806	11,073,510	29,175,316
Delaware Ivy VIP Global Growth	2,435,130	17,267,288	19,702,418
Delaware Ivy VIP Limited-Term Bond	5,071,490	2,114,026	7,185,516
Delaware Ivy VIP Value	37,082,297	70,780,476	107,862,773
Delaware VIP Global Equity	21,825,404	46,343,813	68,169,217
Delaware VIP Real Estate Securities	2,101,458	2,512,087	4,613,545

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

	Delaware Ivy VIP Core Equity	Delaware Ivy VIP Corporate Bond	Delaware Ivy VIP Global Growth
Shares of beneficial interest	$390,363,630	$637,890,659	$92,132,837
Undistributed ordinary income	6,325,932	16,459,050	1,550,157
Undistributed long-term capital gains	59,597,508	—	1,261,073
Capital loss carryforwards	—	(74,526,133)	—
Deferred directors fees	(65,039)	(45,040)	(29,862)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	134,427,068	(9,710,774)	27,564,802
Net assets	$590,649,099	$570,067,762	$122,479,007
81

Notes to financial statements

Ivy Variable Insurance Portfolios

5. Components of Net Assets on a Tax Basis (continued)

	Delaware Ivy VIP Limited-Term Bond	Delaware Ivy VIP Value	Delaware VIP Global Equity
Shares of beneficial interest	$199,282,744	$295,731,051	$43,006,723
Undistributed ordinary income	8,544,620	16,920,188	1,469,376
Undistributed long-term capital gains	—	24,260,005	—
Capital loss carryforwards	(16,325,368)	—	(7,233,850)
Unamortized organizational costs	(723)	—	—
Deferred directors fees	(13,637)	(34,796)	(22,793)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(1,017,812)	(2,481,660)	2,123,880
Net assets	$190,469,824	$334,394,788	$39,343,336

	Delaware VIP Real Estate Securities
Shares of beneficial interest	$29,890,264
Undistributed ordinary income	525,205
Capital loss carryforwards	(1,608,295)
Deferred directors fees	(3,836)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(441,794)
Net assets	$28,361,544

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on forward foreign currency exchange contracts, tax treatment of passive foreign investment companies, mark-to-market on futures, and tax deferral on straddle losses.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of REITs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the Portfolios recorded the following reclassifications:

Delaware VIP Real Estate Securities
Paid-in capital	$(2,757)
Total distributable earnings (loss)	2,757

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2023, the Portfolios have capital loss carryforwards available to offset future realized capital gains as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Ivy VIP Corporate Bond	$21,423,932	$53,102,201	$74,526,133
Delaware Ivy VIP Limited-Term Bond	7,322,899	9,002,469	16,325,368
Delaware VIP Global Equity	—	7,233,850	7,233,850
Delaware VIP Real Estate Securities	690,192	918,103	1,608,295
82

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Ivy VIP Core Equity		Delaware Ivy VIP Corporate Bond		Delaware Ivy VIP Global Growth
	Year ended		Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Class II	643,436	7,334,597	30,992,438	9,529,153	846,014	956,613

Shares issued upon reinvestment of dividends and distributions:
Class II	5,347,013	11,746,196	2,992,735	6,328,702	8,714,729	6,062,282
	5,990,449	19,080,793	33,985,173	15,857,855	9,560,743	7,018,895

Shares redeemed:
Class II	(11,697,430)	(8,696,962)	(21,723,712)	(24,951,447)	(6,079,136)	(4,999,033)
Net increase (decrease)	(5,706,981)	10,383,831	12,261,461	(9,093,592)	3,481,607	2,019,862

	Delaware Ivy VIP Limited-Term Bond		Delaware Ivy VIP Value		Delaware VIP Global Equity
	Year ended		Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Class II	6,128,553	8,694,870	3,489,551	13,056,901	482,046	5,661,424

Shares issued upon reinvestment of dividends and distributions:
Class II	1,145,106	1,555,307	11,769,257	19,434,734	1,187,011	15,493,004
	7,273,659	10,250,177	15,258,808	32,491,635	1,669,057	21,154,428

Shares redeemed:
Class II	(35,167,106)	(22,012,355)	(12,522,425)	(13,697,429)	(45,463,407)	(12,011,799)
Net increase	(27,893,447)	(11,762,178)	2,736,383	18,794,206	(43,794,350)	9,142,629
83

Notes to financial statements

Ivy Variable Insurance Portfolios

6. Capital Shares (continued)

	Delaware VIP Real Estate Securities
	Year ended
	12/31/23	12/31/22
Shares sold:
Class II	760,348	511,994

Shares issued upon reinvestment of dividends and distributions:
Class II	566,983	660,966
	1,327,331	1,172,960

Shares redeemed:
Class II	(1,097,067)	(995,485)
Net increase	230,264	177,475

7. Line of Credit

Each Portfolio, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, each Portfolio, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

Each Portfolio had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

8. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 8) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2023.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Portfolios may use futures contracts in the normal course of pursuing its investment objective. The Portfolios may invest in futures contracts to hedge its existing portfolio securities against fluctuations in

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value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Portfolios deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Portfolios because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Ivy VIP Limited-Term Bond posted $148,005 cash collateral as margin for open futures contracts, which is included in “Cash collateral due from broker on futures contracts” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended December 31, 2023, Delaware Ivy VIP Limited-Term Bond invested in futures contracts to hedge the Portfolio’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

During the year ended December 31, 2023, Delaware Ivy VIP Limited-Term Bond experienced net realized and unrealized gains or losses attributable to futures contracts, which are disclosed on the “Statements of assets and liabilities” and “Statements of operations.”

Options Contracts — During the year ended December 31, 2023, Delaware Ivy VIP Value entered into options contracts in the normal course of pursuing its investment objective. The Portfolio may buy or write options contracts for any number of reasons, including without limitation: to manage each Portfolios exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Portfolio’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Portfolio may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Portfolio is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at December 31, 2023.

During the year ended December 31, 2023, Delaware Ivy VIP Value used options contracts to receive premiums for writing options.

During the year ended December 31, 2023, Delaware Ivy VIP Value experienced net realized and unrealized gains or losses attributable to options contracts, which are disclosed on the “Statements of operations.”

The tables below summarize the average daily balance of derivative holdings by certain Portfolios during the year ended December 31, 2023:

Long Derivative Volume
Delaware Ivy VIP Limited- Term Bond
Futures contracts (average notional value)	55,120,689

	Short Derivative Volume
	Delaware Ivy VIP Limited- Term Bond	Delaware Ivy VIP Value
Futures contracts (average notional value)	6,703,023	—
Options contracts (average notional value)*	—	1,898
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Notes to financial statements

Ivy Variable Insurance Portfolios

9. Derivatives (continued)

* Long represents purchased options and short represents written options.

10. Securities Lending

Each Portfolio, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Portfolio of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Portfolio. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Portfolio can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

Each Portfolio may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Portfolio’s cash collateral account may be less than the amount each Portfolio would be required to return to the borrowers of the securities and each Portfolio would be required to make up for this shortfall.

At December 31, 2023, each Portfolio had no securities out on loan.

11. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government

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policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which each Portfolio invests will cause the NAV of each Portfolio to fluctuate.

Some countries in which the Portfolios may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

Certain Portfolios invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investor Services, Inc, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Certain Portfolios may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause a Portfolio to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, a Portfolio could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, a Portfolio’s investments in CMOs, real estate mortgage investment conduits (“REMICs”), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (“IOs”) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (“POs”) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause a Portfolio to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.

As the Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the

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Notes to financial statements

Ivy Variable Insurance Portfolios

11. Credit and Market Risks (continued)

lending institution may delay or prevent the Portfolio from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Portfolio. There were no unfunded loan commitments at the year ended December 31, 2023.

Certain Portfolios invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the Statement of Assets and Liabilities, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Certain Portfolios may invest in REITs and are subject to the risks associated with that industry. If a Portfolio holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2023. The Portfolios’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Portfolios also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Portfolios will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Each Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

12. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown. However, each Portfolio has not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

On January 16, 2024, the Board approved the reorganization of Delaware VIP Global Equity into and with a substantially similar fund and class of another Delaware Fund (the “Reorganization”) as shown in the table below:

Acquired Portfolio	Acquiring Portfolio
Delaware VIP Global Equity, a series of the Trust	Delaware Ivy VIP Global Growth, a series of the Trust

The Reorganization is subject to the approval of Portfolio shareholders at a special shareholder meeting anticipated to be held on March 25, 2024.

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If the Reorganization is approved by shareholders at that March 25, 2024 special shareholder meeting, the Reorganization is expected to occur on or about April 26, 2024.

On January 16, 2024, the Board approved a proposal to liquidate and dissolve Delaware VIP Real Estate Securities. The liquidation and dissolution are expected to take effect on or about April 30, 2024.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Portfolios’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of Delaware Ivy VIP Core Equity, Delaware Ivy VIP Corporate Bond, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Value, Delaware VIP Global Equity and Delaware VIP Real Estate Securities

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy VIP Core Equity, Delaware Ivy VIP Corporate Bond, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Value, Delaware VIP Global Equity and Delaware VIP Real Estate Securities (seven of the portfolios constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the “Portfolios”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the three years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

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Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Tax Information

The information set forth below is for the Portfolio’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Portfolio. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, the Portfolios report distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Delaware Ivy VIP Core Equity	96.17%	3.83%	100.00%	99.89%
Delaware Ivy VIP Corporate Bond	—	100.00%	100.00%	—
Delaware Ivy VIP Global Growth	99.59%	0.41%	100.00%	100.00%
Delaware Ivy VIP Limited-Term Bond	—	100.00%	100.00%	—
Delaware Ivy VIP Value	84.97%	15.03%	100.00%	79.97%
Delaware VIP Global Equity	32.80%	67.20%	100.00%	4.30%
Delaware VIP Real Estate Securities	82.12%	17.88%	100.00%	—

(A) and (B) are based on a percentage of each Portfolio’s total distributions.

(C) is based on each Portfolio’s ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the year ended December 31, 2023, certain dividends paid by each Portfolio determined to be Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2023, each Portfolio reported maximum distributions of Qualified Short-Term Capital Gains as follows:

Qualified Short-Term Capital Gains
Delaware Ivy VIP Core Equity	$4,153,942
Delaware Ivy VIP Value	11,804,625

Delaware Ivy VIP Global Growth has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Portfolio. The amount of tax refunded, and years to which the tax relates, will be available upon request, along with certain other information about the refunded tax. Please consult your tax advisor. The amount reported above has not been reduced for any foreign tax redeterminations.

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Ivy VIP Core Equity, Delaware Ivy VIP Corporate Bond, Delaware VIP Global Equity, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Limited-Term Bond, Delaware VIP Real Estate Securities and Delaware Ivy VIP Value (each, a “Fund” and together, the “Funds”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements

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Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-

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Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5- and 10-year or since inception periods, as applicable, ended December 31, 2022. The Board considered that the Funds were managed by Ivy Investment Management Company prior to the acquisition of its parent company, Waddell & Reed Financial, Inc. by Macquarie Asset Management, a division of Macquarie Group Ltd. (the “Transaction”), and that each Fund’s performance prior to the closing of the Transaction on April 30, 2021 is that of its predecessor investment manager and not DMC.

Delaware Ivy VIP Core Equity. The Performance Universe for the Fund consisted of the Fund and all large-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the second and third quartile, respectively, of its Performance Universe and for the 3- and 5-year periods was in the first of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3- and 5-year periods and underperformed its benchmark index for the 10-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review.

Delaware Ivy VIP Corporate Bond. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe and for the 3- and 5-year periods was in the second and first quartiles, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was above the median of its Performance Universe and for the 1- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3- and 5-year periods and underperformed its benchmark index for the 1- and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods.

Delaware VIP Global Equity. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed

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Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index (both gross and net of dividends) for the 1-year period and underperformed its benchmark index (both gross and net of dividends) for the 3-, 5- and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021 and August 2022, respectively. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark index (both gross and net of dividends) for the 1-year period. Finally, the Board noted that effective August 31, 2023, the portfolio management team changed.

Delaware Ivy VIP Global Growth. The Performance Universe for the Fund consisted of the Fund and all global large-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first quartile of its Performance Universe and for the 5- and 10-year periods was in the second and third quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index (both gross and net of dividends) for the 1-, 3-and 5-year periods and underperformed its benchmark index (both gross and net of dividends) for the 10-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board, however, noted that the investment performance of the investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its investment strategy and that it would continue to evaluate the Fund’s performance.

Delaware Ivy VIP Limited-Term Bond. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first and third quartile, respectively, of its Performance Universe, for the 3-year period was in the first quartile, and for the 5-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was equal to or above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3-year period and underperformed its benchmark index for the 1-, 5- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods.

Delaware VIP Real Estate Securities. The Performance Universe for the Fund consisted of the Fund and all real estate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first quartile of its Performance Universe and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3- and 5-year periods and slightly underperformed its benchmark index for the 1- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team only began as of July 2022. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its and benchmark index for the 1- and 10-year periods.

Delaware Ivy VIP Value. The Performance Universe for the Fund consisted of the Fund and all multi-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total

94

return for the 1- and 10-year periods was in the third quartile of its Performance Universe and for the 3- and 5-year periods was in the second and first quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was above the median of its Performance Universe and for the 1- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review.

Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

Delaware Ivy VIP Core Equity. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Corporate Bond. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were slightly above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware VIP Global Equity. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Global Growth. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Limited-Term Bond. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware VIP Real Estate Securities. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Value. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

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Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

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Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
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Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
98

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Portfolios’ investment advisor.

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Board of trustees and officers addendum

Delaware Funds by Macquarie®

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Portfolios’ investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

100

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Portfolio’s Forms N-PORT, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Portfolio’s most recent Form N-PORT are available without charge on the Portfolios’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358427)

ANN-VIP2-0224

Annual report

Ivy Variable Insurance Portfolios

Delaware Ivy VIP Pathfinder Aggressive

Delaware Ivy VIP Pathfinder Conservative

Delaware Ivy VIP Pathfinder Moderate

Delaware Ivy VIP Pathfinder Moderately Aggressive

Delaware Ivy VIP Pathfinder Moderately Conservative

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

December 31, 2023

Table of Content

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Portfolios are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

The Portfolios are advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Table of Content

Portfolio management reviews

Ivy Variable Insurance Portfolios

December 31, 2023 (Unaudited)

Effective May 1, 2024, the names of each Portfolio and each share class are changed as follows:

Current Name	New Name
Delaware Ivy VIP Pathfinder Aggressive	Macquarie VIP Pathfinder Aggressive Series
Delaware Ivy VIP Pathfinder Conservative	Macquarie VIP Pathfinder Conservative Series
Delaware Ivy VIP Pathfinder Moderate	Macquarie VIP Pathfinder Moderate Series
Delaware Ivy VIP Pathfinder Moderately Aggressive	Macquarie VIP Pathfinder Moderately Aggressive Series
Delaware Ivy VIP Pathfinder Moderately Conservative	Macquarie VIP Pathfinder Moderately Conservative Series
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Macquarie VIP Pathfinder Moderately Aggressive - Managed Volatility Series
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	Macquarie VIP Pathfinder Moderately Conservative - Managed Volatility Series
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	Macquarie VIP Pathfinder Moderate - Managed Volatility Series
Class I	Standard Class
Class II	Service Class

The investment objective of Delaware Ivy VIP Pathfinder Aggressive is to seek to provide growth of capital consistent with a more aggressive level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

The investment objective of Delaware Ivy VIP Pathfinder Conservative is to seek to provide total return consistent with a conservative level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

The investment objective of Delaware Ivy VIP Pathfinder Moderate is to seek to provide total return consistent with a moderate level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

The investment objective of Delaware Ivy VIP Pathfinder Moderately Aggressive is to seek to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

The investment objective of Delaware Ivy VIP Pathfinder Moderately Conservative is to seek to provide total return consistent with a moderately conservative level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

The investment objective of Delaware Ivy VIP Pathfinder Moderate – Managed Volatility is to seek to provide total return consistent with a moderate level of risk as compared to the other Delaware Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.

The investment objective of Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility is to seek to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Delaware Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.

The investment objective of Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility is to seek to provide total return consistent with a moderately conservative level of risk as compared to the other Delaware Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.

Market review

Equity and bond markets began the fiscal period ended December 31, 2023, on a positive note, departing from the challenges and large drawdowns that had characterized much of 2022. The reopening of China’s economy and expectations for reduced inflation reinvigorated investors. And while headline inflation rates did come down, largely due to falling energy prices, core inflation continued to rise in the opening months of the fiscal period.

In March, three US regional banks collapsed, and Switzerland’s Credit Suisse nearly succumbed before UBS Group AG acquired it. Bank share prices plummeted and stock markets in general fell sharply. Government bonds and gold rallied, risk premiums on corporate bonds widened, and the US dollar lost ground against the euro.

As the second quarter of 2023 began, overseas stock markets in developed countries trended slightly positive, while North American equities were negative at times. Europe and the Pacific region were the strongest performers, while emerging markets, led by China, slipped into

1

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negative territory. In June, equity markets were strong in Japan and the US, but somewhat bumpy elsewhere. Equities rallied sharply in June after Congress raised the US debt ceiling and enacted the Fiscal Responsibility Act of 2023. Shortly thereafter, a large downturn followed meetings of the European Central Bank (ECB) and the US Federal Reserve, neither of which indicated imminent interest rate cuts. Strong performance returned at the end of June with the release of several surprisingly good US economic data points.

Most major asset classes declined in the third quarter of 2023 as central banks continued tightening monetary policy. In the US, the Fed raised rates and the Federal Open Market Committee (FOMC) increased its interest rate outlook, with the latest dot plot calling for a median federal funds rate of 5.6% by the end of 2023. The ECB raised short-term policy rates to the highest level in more than 20 years. China continued in its contrarian role, however, easing both fiscal and monetary policy.

Higher interest rates make servicing debt more difficult, especially for governments running large budget deficits. That was not lost on Fitch Ratings. The credit-rating agency downgraded US credit in August from AAA to AA+, focusing attention on the $33 trillion US national debt. Bonds sold off as interest rates soared globally. The 10-year Treasury yield peaked at a level not seen since 2007. Similar trends appeared around the world, with 10-year German and Japanese government bonds rising to levels not seen in a decade.

While global equities mostly suffered losses, energy stocks were an exception, as oil prices rose. Crude oil had its biggest quarterly gain since the Russian invasion of Ukraine began in early 2022. That followed news that Saudi Arabia and Russia would extend production cuts until the end of 2023, reducing the overall supply to markets.

Global capital markets started off weakly in the final quarter of 2023 as geopolitical risks, strong US economic data, and renewed inflationary pressure drove negative sentiment. In October, the outbreak of war following Hamas’ attack on Israel led to a significant increase in geopolitical risk and pronounced oil-price volatility. However, after rising initially, oil prices fell steadily throughout October. Gold, on the other hand, was in demand throughout the month, rising significantly to nearly $2,000 per ounce.

From that point on, most equity regions and bond classes were strong. The two-month-long year-end rally accounted for practically all annual gains in 2023. Only commodities were weak in December, and for the year as a whole. As a broad asset class, commodities were hurt by energy prices that declined despite the Middle East conflict. The price of gold, on the other hand, continued to rise, registering double-digit gains for the year.

Bonds also rallied sharply, with yields falling significantly on both sides of the Atlantic and risk premiums narrowing for corporate bonds (both investment grade and high yield). Among emerging market bonds, hard-currency bonds (denominated in US dollars and other developed-market currencies, rather than local emerging-market currencies) continued to rally. The rate of inflation continued to fall in major economies, contributing to a solid economic outlook in the US. The outlook remained gloomy in Europe, however. An upward trend could be observed in China’s recently disappointing economy.

Equities had strong gains across all global regions including emerging markets in December, although both China and Japan had negative returns. For the entire year, however, Japan and the US were the leading performers, while Chinese equities continued their months-long downward trend. The Japanese yen gained against the euro in December but was only able to make up for a small part of its annual loss. Throughout the fiscal period, the US dollar depreciated against a broad basket of currencies, including the euro, with losses increasing in December.

The FOMC left the federal funds target interest rate unchanged at its December meeting, but for the first time explicitly spoke about possible interest rate cuts, reducing its inflation and growth forecasts for 2024. Investors then pushed the market to price in interest rate cuts totaling 1.5 percentage points for the new year. The ECB and the Bank of England also left interest rates unchanged but swept aside the issue of interest rate cuts.

Source: Bloomberg, unless otherwise noted.

Within the Portfolios

During the fiscal year ended December 31, 2023, each of the Pathfinder Portfolios provided strong double-digit returns but underperformed their blended benchmarks. Performance reflected the mix of returns in the underlying Portfolios during the period and their allocation weightings.

2

Security selection within the underlying Portfolios was the primary driver of underperformance relative to the benchmarks, since as active managers, prioritizing portfolio diversification, it was difficult to compete with the extreme outperformance of a handful of very large stocks in capitalization-weighted indices. Although all asset classes and underlying Portfolios experienced positive returns during the fiscal period, equities broadly outperformed fixed income. Within equities, domestic (US) outperformed international, large-cap outperformed small-cap, and growth outperformed value. Within fixed income, high yield did best, followed by longer-duration investment grade corporates and shorter-duration assets provided mid-single-digit returns in a higher-carry environment. During the measurement period, we undertook modest changes in the weightings of underlying assets to manage exposures commensurate with the various investment objectives of the Portfolios.

3

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Aggressive

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on March 4, 2008)	+17.51%	+10.66%	+7.70%
Current Blended Benchmark*	+20.90%	+11.26%	+8.12%

*The Blended Benchmark is computed using a combination of 55% Russell 3000® Index + 30% MSCI EAFE Index + 15% Bloomberg US Credit Index.

These figures reflect all distributions reinvested. Please see page 5 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses ratio for Class II shares was 0.95%. The management fee was 0.00%. The expense ratio may differ from the expense ratio in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

4

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 3000 Index	$10,000	$29,641
Current Blended Benchmark	$10,000	$21,838
Delaware Ivy VIP Pathfinder Aggressive – Class II shares	$10,000	$20,996
MSCI EAFE Index (gross)	$10,000	$15,947
Bloomberg US Credit Index	$10,000	$13,219

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Aggressive Class II shares for the period from December 31, 2013, through December 31, 2023.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg US Credit Index, as well as each of the individual indices, for the period from December 31, 2013, through December 31, 2023.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “gross” return approximates the maximum possible dividend reinvestment.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

5

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Conservative

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on March 13, 2008)	+12.53%	+6.59%	+4.76%
Current Blended Benchmark*	+14.56%	+7.49%	+5.88%

*The Blended Benchmark is computed using a combination of 35% Russell 3000 Index + 35% Bloomberg US Credit Index + 20% Bloomberg 1-3 Year US Government/Credit Index + 10% MSCI EAFE Index.

These figures reflect all distributions reinvested. Please see page 7 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses ratio for Class II shares was 0.83%. The management fee was 0.00%. The expense ratio may differ from the expense ratio in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

6

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 3000 Index	$10,000	$29,641
Current Blended Benchmark	$10,000	$17,712
MSCI EAFE Index (gross)	$10,000	$15,947
Delaware Ivy VIP Pathfinder Conservative – Class II shares	$10,000	$15,927
Bloomberg US Credit Index	$10,000	$13,219
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,346

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Conservative Class II shares for the period from December 31, 2013, through December 31, 2023.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 35% Russell 3000 Index + 35% Bloomberg US Credit Index + 20% Bloomberg 1-3 Year US Government/Credit Index + 10% MSCI EAFE Index, as well as each of the individual indices, for the period from December 31, 2013, through December 31, 2023.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “gross” return approximates the maximum possible dividend reinvestment.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

7

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Conservative

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

8

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderate

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on March 4, 2008)	+15.33%	+8.81%	+6.18%
Current Blended Benchmark*	+17.72%	+9.41%	+7.04%

*The Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg US Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year US Government/Credit Index.

These figures reflect all distributions reinvested. Please see page 10 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses ratio for Class II shares was 0.77%. The management fee was 0.00%. The expense ratio may differ from the expense ratio in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

9

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderate

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 3000 Index	$10,000	$29,641
Current Blended Benchmark	$10,000	$19,737
Delaware Ivy VIP Pathfinder Moderate – Class II shares	$10,000	$18,223
MSCI EAFE Index (gross)	$10,000	$15,947
Bloomberg US Credit Index	$10,000	$13,219
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,346

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderate Class II shares for the period from December 31, 2013, through December 31, 2023.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 45% Russell 3000 Index + 25% Bloomberg US Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year US Government/Credit Index, as well as each of the individual indices, for the period from December 31, 2013, through December 31, 2023.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “gross” return approximates the maximum possible dividend reinvestment.

The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

10

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

11

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Aggressive

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on March 4, 2008)	+16.53%	+9.87%	+6.90%
Current Blended Benchmark*	+19.31%	+10.34%	+7.59%

*The Blended Benchmark is computed using a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg US Credit Index + 5% Bloomberg 1-3 Year US Government/Credit Index.

These figures reflect all distributions reinvested. Please see page 13 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses ratio for Class II shares was 0.78%. The management fee was 0.00%. The expense ratio may differ from the expense ratio in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

12

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 3000 Index	$10,000	$29,641
Current Blended Benchmark	$10,000	$20,779
Delaware Ivy VIP Pathfinder Moderately Aggressive – Class II shares	$10,000	$19,480
MSCI EAFE Index (gross)	$10,000	$15,947
Bloomberg US Credit Index	$10,000	$13,219
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,346

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderately Aggressive Class II shares for the period from December 31, 2013, through December 31, 2023.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg US Credit Index + 5% Bloomberg 1-3 Year US Government/Credit Index, as well as each of the individual indices, for the period from December 31, 2013, through December 31, 2023.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “gross” return approximates the maximum possible dividend reinvestment.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

13

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Aggressive

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

14

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Conservative

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on March 12, 2008)	+13.99%	+7.70%	+5.51%
Current Blended Benchmark*	+16.14%	+8.46%	+6.47%

*The Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg US Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year US Government/Credit Index.

These figures reflect all distributions reinvested. Please see page 16 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses ratio for Class II shares was 0.86%. The management fee was 0.00%. The expense ratio may differ from the expense ratio in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

15

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Conservative

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 3000 Index	$10,000	$29,641
Current Blended Benchmark	$10,000	$18,713
Delaware Ivy VIP Pathfinder Moderately Conservative – Class II shares	$10,000	$17,090
MSCI EAFE Index (gross)	$10,000	$15,947
Bloomberg US Credit Index	$10,000	$13,219
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,346

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderately Conservative Class II shares for the period from December 31, 2013, through December 31, 2023.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 40% Russell 3000 Index + 30% Bloomberg US Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year US Government/Credit Index, as well as each individual indices, for the period from December 31, 2013, through December 31, 2023.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “gross” return approximates the maximum possible dividend reinvestment.

The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

16

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

17

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on August 1, 2013)	+14.10%	+7.44%	+5.10%
Current Blended Benchmark*	+17.72%	+9.41%	+7.04%

*The Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg US Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year US Government/Credit Index.

These figures reflect all distributions reinvested. Please see page 19 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses ratio for Class II shares was 0.96%. The management fee was 0.20%. The expense ratio may differ from the expense ratio in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

18

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 3000 Index	$10,000	$29,641
Current Blended Benchmark	$10,000	$19,737
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility – Class II shares	$10,000	$16,449
MSCI EAFE Index (gross)	$10,000	$15,947
Bloomberg US Credit Index	$10,000	$13,219
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,346

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderate – Managed Volatility Class II shares for the period from December 31, 2013, through December 31, 2023.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 45% Russell 3000 Index + 25% Bloomberg US Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year US Government/Credit Index, as well as each of the individual indices, for the period from December 31, 2013, through December 31, 2023.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “gross” return approximates the maximum possible dividend reinvestment.

The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

19

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

20

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on August 1, 2013)	+15.41%	+8.40%	+5.71%
Current Blended Benchmark*	+19.31%	+10.34%	+7.59%

*The Blended Benchmark is computed using a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg US Credit Index + 5% Bloomberg 1-3 Year US Government/Credit Index.

These figures reflect all distributions reinvested. Please see page 22 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses ratio for Class II shares was 1.06%. The management fee was 0.19%. The expense ratio may differ from the expense ratio in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

21

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 3000 Index	$10,000	$29,641
Current Blended Benchmark	$10,000	$20,779
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility – Class II shares	$10,000	$17,422
MSCI EAFE Index (gross)	$10,000	$15,947
Bloomberg US Credit Index	$10,000	$13,219
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,346

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility Class II shares for the period from December 31, 2013, through December 31, 2023.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg US Credit Index + 5% Bloomberg 1-3 Year US Government/Credit Index, as well as each of the individual indices, for the period from December 31, 2013, through December 31, 2023.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “gross” return approximates the maximum possible dividend reinvestment.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

22

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

23

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Class II shares (commenced operations on August 1, 2013)	+12.62%	+6.51%	+4.44%
Current Blended Benchmark*	+16.14%	+8.46%	+6.47%

*The Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg US Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year US Government/Credit Index.

These figures reflect all distributions reinvested. Please see page 25 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses ratio for Class II shares was 1.21%. The management fee was 0.20%. The expense ratio may differ from the expense ratio in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

24

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 3000 Index	$10,000	$29,641
Current Blended Benchmark	$10,000	$18,713
MSCI EAFE Index (gross)	$10,000	$15,947
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility – Class II shares	$10,000	$15,446
Bloomberg US Credit Index	$10,000	$13,219
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,346

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility Class II shares for the period from December 31, 2013, through December 31, 2023.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 40% Russell 3000 Index + 30% Bloomberg US Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year US Government/Credit Index, as well as each of the individual indices, for the period from December 31, 2013, through December 31, 2023.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “gross” return approximates the maximum possible dividend reinvestment.

The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

25

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

26

Disclosure of Portfolio expenses

For the six-month period from July 1,2023 to December 31, 2023 (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, which may include management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the tables shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Portfolios’ expenses shown in the tables assume reinvestment of all dividends and distributions.

Delaware Ivy VIP Pathfinder Aggressive
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,050.90	0.17%	$0.88
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,024.35	0.17%	$0.87

Delaware Ivy VIP Pathfinder Conservative
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,048.80	0.10%	$0.52
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,024.70	0.10%	$0.51

Delaware Ivy VIP Pathfinder Moderate
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,052.10	0.04%	$0.21
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,025.00	0.04%	$0.20
(continues)	27

Disclosure of Portfolio expenses

Delaware Ivy VIP Pathfinder Moderately Aggressive
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,052.10	0.03%	$0.16
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,025.05	0.03%	$0.15

Delaware Ivy VIP Pathfinder Moderately Conservative
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,050.30	0.04%	$0.21
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,025.00	0.04%	$0.20

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,049.60	0.25%	$1.29
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,023.95	0.25%	$1.28

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,052.00	0.32%	$1.66
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,023.59	0.32%	$1.63

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Portfolio return†
Class II	$1,000.00	$1,050.00	0.45%	$2.33
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,022.94	0.45%	$2.29

*“Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Portfolios’ expenses reflected above and on the previous page, each Portfolio also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The tables above and on the previous page do not reflect the expenses of any Underlying Funds.

28

Security type

As of December 31, 2023 (Unaudited)

Delaware Ivy VIP Pathfinder Aggressive

Security type	Percentage of net assets
Affiliated Mutual Funds	99.85%
Fixed Income Funds	14.63%
Global / International Equity Fund	29.52%
US Equity Funds	55.70%
Short-Term Investments	0.25%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Conservative

Security type	Percentage of net assets
Affiliated Mutual Funds	99.80%
Fixed Income Funds	54.18%
Global / International Equity Fund	9.91%
US Equity Funds	35.71%
Short-Term Investments	0.24%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Moderate

Security type	Percentage of net assets
Affiliated Mutual Funds	99.78%
Fixed Income Funds	34.33%
Global / International Equity Fund	19.74%
US Equity Funds	45.71%
Short-Term Investments	0.29%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Moderately Aggressive

Security type	Percentage of net assets
Affiliated Mutual Funds	99.77%
Fixed Income Funds	24.46%
Global / International Equity Fund	24.63%
US Equity Funds	50.68%
Short-Term Investments	0.25%
Total Value of Securities	100.02%
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Moderately Conservative

Security type	Percentage of net assets
Affiliated Mutual Funds	99.79%
Fixed Income Funds	44.24%
Global / International Equity Fund	14.83%
US Equity Funds	40.72%
Short-Term Investments	0.24%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility

Security type	Percentage of net assets
Affiliated Mutual Funds	98.01%
Fixed Income Funds	33.72%
Global / International Equity Fund	19.39%
US Equity Funds	44.90%
Short-Term Investments	2.00%
Total Value of Securities	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%
29

Security type

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility

Security type	Percentage of net assets
Affiliated Mutual Funds	98.05%
Fixed Income Funds	24.04%
Global / International Equity Fund	24.19%
US Equity Funds	49.82%
Short-Term Investments	2.00%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility

Security type	Percentage of net assets
Affiliated Mutual Funds	98.03%
Fixed Income Funds	43.43%
Global / International Equity Fund	14.56%
US Equity Funds	40.04%
Short-Term Investments	2.10%
Total Value of Securities	100.13%
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%
30

Schedules of investments

Delaware Ivy VIP Pathfinder Aggressive

December 31, 2023

	Number of shares	Value (US $)
Affiliated Mutual Funds — 99.85%<<
Fixed Income Funds — 14.63%
Delaware Ivy VIP Corporate Bond Class II	1,620,826	$7,585,465
Delaware Ivy VIP High Income Class I	45,179	133,730
Delaware Ivy VIP Limited-Term Bond Class II	27,594	130,242
		7,849,437
Global / International Equity Fund — 29.52%
Delaware Ivy VIP International Core Equity Class II	980,864	15,840,960
		15,840,960
US Equity Funds — 55.70%
Delaware Ivy VIP Core Equity Class II	595,613	7,611,931
Delaware Ivy VIP Growth Class II	750,096	7,440,950
Delaware Ivy VIP Mid Cap Growth Class I	335,332	3,413,685
Delaware Ivy VIP Small Cap Growth Class II	114,064	667,276
Delaware Ivy VIP Smid Cap Core Class II	271,281	3,125,159
Delaware Ivy VIP Value Class II	1,512,793	7,624,477
		29,883,478
Total Affiliated Mutual Funds (cost $62,577,284)		53,573,875

Short-Term Investments — 0.25%
Money Market Mutual Funds — 0.25%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	34,258	34,258
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	34,257	34,257
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	34,257	34,257
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	34,258	34,258
Total Short-Term Investments (cost $137,030)		137,030
Total Value of Securities—100.10% (cost $62,714,314)		$53,710,905
<<	Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

31

Schedules of investments

Delaware Ivy VIP Pathfinder Conservative

December 31, 2023

	Number of shares	Value (US $)
Affiliated Mutual Funds — 99.80%<<
Fixed Income Funds — 54.18%
Delaware Ivy VIP Corporate Bond Class II	5,808,916	$27,185,728
Delaware Ivy VIP High Income Class I	341,670	1,011,344
Delaware Ivy VIP Limited-Term Bond Class II	3,283,043	15,495,961
		43,693,033
Global / International Equity Fund — 9.91%
Delaware Ivy VIP International Core Equity Class II	494,867	7,992,099
		7,992,099
US Equity Funds — 35.71%
Delaware Ivy VIP Core Equity Class II	569,026	7,272,159
Delaware Ivy VIP Growth Class II	716,614	7,108,812
Delaware Ivy VIP Mid Cap Growth Class I	338,325	3,444,153
Delaware Ivy VIP Small Cap Growth Class II	115,351	674,801
Delaware Ivy VIP Smid Cap Core Class II	261,175	3,008,735
Delaware Ivy VIP Value Class II	1,445,264	7,284,130
		28,792,790
Total Affiliated Mutual Funds (cost $95,027,228)		80,477,922

Short-Term Investments — 0.24%
Money Market Mutual Funds — 0.24%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	47,593	47,593
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	47,593	47,593
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	47,593	47,593
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	47,593	47,593
Total Short-Term Investments (cost $190,372)		190,372
Total Value of Securities—100.04% (cost $95,217,600)		$80,668,294
<<	Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

32

Delaware Ivy VIP Pathfinder Moderate

December 31, 2023

	Number of shares	Value (US $)
Affiliated Mutual Funds — 99.78%<<
Fixed Income Funds — 34.33%
Delaware Ivy VIP Corporate Bond Class II	22,402,095	$104,841,806
Delaware Ivy VIP High Income Class I	1,105,506	3,272,298
Delaware Ivy VIP Limited-Term Bond Class II	8,697,114	41,050,377
		149,164,481
Global / International Equity Fund — 19.74%
Delaware Ivy VIP International Core Equity Class II	5,310,959	85,771,990
		85,771,990
US Equity Funds — 45.71%
Delaware Ivy VIP Core Equity Class II	3,945,445	50,422,778
Delaware Ivy VIP Growth Class II	4,968,787	49,290,369
Delaware Ivy VIP Mid Cap Growth Class I	2,269,471	23,103,217
Delaware Ivy VIP Small Cap Growth Class II	771,644	4,514,118
Delaware Ivy VIP Smid Cap Core Class II	1,802,001	20,759,049
Delaware Ivy VIP Value Class II	10,021,077	50,506,229
		198,595,760
Total Affiliated Mutual Funds (cost $504,605,450)		433,532,231

Short-Term Investments — 0.29%
Money Market Mutual Funds — 0.29%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	313,446	313,446
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	313,446	313,446
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	313,446	313,446
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	313,447	313,447
Total Short-Term Investments (cost $1,253,785)		1,253,785
Total Value of Securities—100.07% (cost $505,859,235)		$434,786,016
<<	Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

33

Schedules of investments

Delaware Ivy VIP Pathfinder Moderately Aggressive

December 31, 2023

	Number of shares	Value (US $)
Affiliated Mutual Funds — 99.77%<<
Fixed Income Funds — 24.46%
Delaware Ivy VIP Corporate Bond Class II	22,269,276	$104,220,213
Delaware Ivy VIP High Income Class I	918,616	2,719,103
Delaware Ivy VIP Limited-Term Bond Class II	5,238,545	24,725,932
		131,665,248
Global / International Equity Fund — 24.63%
Delaware Ivy VIP International Core Equity Class II	8,206,862	132,540,828
		132,540,828
US Equity Funds — 50.68%
Delaware Ivy VIP Core Equity Class II	5,428,777	69,379,774
Delaware Ivy VIP Growth Class II	6,836,868	67,821,731
Delaware Ivy VIP Mid Cap Growth Class I	3,085,935	31,414,820
Delaware Ivy VIP Small Cap Growth Class II	1,054,120	6,166,603
Delaware Ivy VIP Smid Cap Core Class II	2,475,036	28,512,412
Delaware Ivy VIP Value Class II	13,788,628	69,494,682
		272,790,022
Total Affiliated Mutual Funds (cost $622,549,576)		536,996,098

Short-Term Investments — 0.25%
Money Market Mutual Funds — 0.25%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	333,660	333,660
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	333,660	333,660
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	333,660	333,660
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	333,660	333,660
Total Short-Term Investments (cost $1,334,640)		1,334,640
Total Value of Securities—100.02% (cost $623,884,216)		$538,330,738
<<	Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

34

Delaware Ivy VIP Pathfinder Moderately Conservative

December 31, 2023

	Number of shares	Value (US $)
Affiliated Mutual Funds — 99.79%<<
Fixed Income Funds — 44.24%
Delaware Ivy VIP Corporate Bond Class II	8,055,933	$37,701,766
Delaware Ivy VIP High Income Class I	444,271	1,315,043
Delaware Ivy VIP Limited-Term Bond Class II	3,956,433	18,674,364
		57,691,173
Global / International Equity Fund — 14.83%
Delaware Ivy VIP International Core Equity Class II	1,197,782	19,344,180
		19,344,180
US Equity Funds — 40.72%
Delaware Ivy VIP Core Equity Class II	1,052,306	13,448,470
Delaware Ivy VIP Growth Class II	1,325,242	13,146,401
Delaware Ivy VIP Mid Cap Growth Class I	614,878	6,259,458
Delaware Ivy VIP Small Cap Growth Class II	210,289	1,230,190
Delaware Ivy VIP Smid Cap Core Class II	482,300	5,556,096
Delaware Ivy VIP Value Class II	2,672,751	13,470,668
		53,111,283
Total Affiliated Mutual Funds (cost $152,064,068)		130,146,636

Short-Term Investments — 0.24%
Money Market Mutual Funds — 0.24%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	78,574	78,574
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	78,574	78,574
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	78,574	78,574
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	78,573	78,573
Total Short-Term Investments (cost $314,295)		314,295
Total Value of Securities—100.03% (cost $152,378,363)		$130,460,931
<<	Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

35

Schedules of investments

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility

December 31, 2023

	Number of shares	Value (US $)
Affiliated Mutual Funds — 98.01%<<
Fixed Income Funds — 33.72%
Delaware Ivy VIP Corporate Bond Class II	22,278,241	$104,262,169
Delaware Ivy VIP High Income Class I	1,101,662	3,260,919
Delaware Ivy VIP Limited-Term Bond Class II	8,651,636	40,835,722
		148,358,810
Global / International Equity Fund — 19.39%
Delaware Ivy VIP International Core Equity Class II	5,282,839	85,317,847
		85,317,847
US Equity Funds — 44.90%
Delaware Ivy VIP Core Equity Class II	3,924,989	50,161,356
Delaware Ivy VIP Growth Class II	4,943,030	49,034,861
Delaware Ivy VIP Mid Cap Growth Class I	2,255,586	22,961,870
Delaware Ivy VIP Small Cap Growth Class II	768,272	4,494,391
Delaware Ivy VIP Smid Cap Core Class II	1,791,377	20,636,662
Delaware Ivy VIP Value Class II	9,969,129	50,244,409
		197,533,549
Total Affiliated Mutual Funds (cost $499,117,000)		431,210,206

Short-Term Investments — 2.00%
Money Market Mutual Funds — 2.00%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	2,198,609	2,198,609
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	2,198,609	2,198,609
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	2,198,609	2,198,609
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	2,198,609	2,198,609
Total Short-Term Investments (cost $8,794,436)		8,794,436
Total Value of Securities—100.01% (cost $507,911,436)		$440,004,642
<<	Affiliated company. See Note 2 in “Notes to financial statements.”

The following futures contracts were outstanding at December 31, 2023:1

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(10)	E-Mini S&P 500 Index	$(2,410,000)	$(2,329,972)	3/15/24	$(80,028)	$6,125

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the variation margin is reflected in the Portfolio's net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

36

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility

December 31, 2023

	Number of shares	Value (US $)
Affiliated Mutual Funds — 98.05%<<
Fixed Income Funds — 24.04%
Delaware Ivy VIP Corporate Bond Class II	2,887,541	$13,513,692
Delaware Ivy VIP High Income Class I	118,349	350,314
Delaware Ivy VIP Limited-Term Bond Class II	678,442	3,202,243
		17,066,249
Global / International Equity Fund — 24.19%
Delaware Ivy VIP International Core Equity Class II	1,063,693	17,178,642
		17,178,642
US Equity Funds — 49.82%
Delaware Ivy VIP Core Equity Class II	704,105	8,998,457
Delaware Ivy VIP Growth Class II	886,730	8,796,362
Delaware Ivy VIP Mid Cap Growth Class I	399,901	4,070,993
Delaware Ivy VIP Small Cap Growth Class II	135,843	794,681
Delaware Ivy VIP Smid Cap Core Class II	320,855	3,696,247
Delaware Ivy VIP Value Class II	1,788,354	9,013,305
		35,370,045
Total Affiliated Mutual Funds (cost $81,909,500)		69,614,936

Short-Term Investments — 2.00%
Money Market Mutual Funds — 2.00%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	355,360	355,360
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	355,360	355,360
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	355,360	355,360
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	355,360	355,360
Total Short-Term Investments (cost $1,421,440)		1,421,440
Total Value of Securities—100.05% (cost $83,330,940)		$71,036,376
<<	Affiliated company. See Note 2 in “Notes to financial statements.”

The following futures contracts were outstanding at December 31, 2023:1

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(1)	E-Mini S&P 500 Index	$(241,000)	$(232,997)	3/15/24	$(8,003)	$613

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the variation margin is reflected in the Portfolio's net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

37

Schedules of investments

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility

December 31, 2023

	Number of shares	Value (US $)
Affiliated Mutual Funds — 98.03%<<
Fixed Income Funds — 43.43%
Delaware Ivy VIP Corporate Bond Class II	1,822,559	$8,529,578
Delaware Ivy VIP High Income Class I	99,303	293,937
Delaware Ivy VIP Limited-Term Bond Class II	897,661	4,236,959
		13,060,474
Global / International Equity Fund — 14.56%
Delaware Ivy VIP International Core Equity Class II	271,057	4,377,569
		4,377,569
US Equity Funds — 40.04%
Delaware Ivy VIP Core Equity Class II	238,693	3,050,498
Delaware Ivy VIP Growth Class II	300,601	2,981,966
Delaware Ivy VIP Mid Cap Growth Class I	139,308	1,418,154
Delaware Ivy VIP Small Cap Growth Class II	46,900	274,362
Delaware Ivy VIP Smid Cap Core Class II	109,278	1,258,883
Delaware Ivy VIP Value Class II	606,251	3,055,507
		12,039,370
Total Affiliated Mutual Funds (cost $35,382,265)		29,477,413

Short-Term Investments — 2.10%
Money Market Mutual Funds — 2.10%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	158,082	158,082
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	158,081	158,081
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	158,081	158,081
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	158,081	158,081
Total Short-Term Investments (cost $632,325)		632,325
Total Value of Securities—100.13% (cost $36,014,590)		$30,109,738
<<	Affiliated company. See Note 2 in “Notes to financial statements.”

The following futures contracts were outstanding at December 31, 2023:1

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(1)	E-Mini S&P 500 Index	$(241,000)	$(232,997)	3/15/24	$(8,003)	$613

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the variation margin is reflected in the Portfolio's net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

38

Statements of assets and liabilities

Ivy Variable Insurance Portfolios

December 31, 2023

	Delaware Ivy VIP Pathfinder Aggressive	Delaware Ivy VIP Pathfinder Conservative	Delaware Ivy VIP Pathfinder Moderate	Delaware Ivy VIP Pathfinder Moderately Aggressive
Assets:
Investments, at value*	$137,030	$190,372	$1,253,785	$1,334,640
Investments of affiliated issuers, at value**	53,573,875	80,477,922	433,532,231	536,996,098
Receivable for portfolio shares sold	27,139	—	14	356
Dividends receivable	577	882	4,852	5,859
Prepaid expenses	161	255	1,347	1,656
Receivable for securities sold	—	40,895	—	693,060
Total Assets	53,738,782	80,710,326	434,792,229	539,031,669
Liabilities:
Other accrued expenses	41,975	21,616	64,127	75,027
Payable for securities purchased	20,796	—	—	—
Administration expenses payable to affiliates	11,979	19,557	44,482	51,170
Payable for portfolio shares redeemed	8,821	30,642	198,735	686,914
Total Liabilities	83,571	71,815	307,344	813,111
Total Net Assets	$53,655,211	$80,638,511	$434,484,885	$538,218,558

Net Assets Consist of:
Paid-in capital	$61,807,105	$93,028,311	$502,809,288	$621,935,045
Total distributable earnings (loss)	(8,151,894)	(12,389,800)	(68,324,403)	(83,716,487)
Total Net Assets	$53,655,211	$80,638,511	$434,484,885	$538,218,558
Net Asset Value

Class II:
Net assets	$53,655,211	$80,638,511	$434,484,885	$538,218,558
Shares of beneficial interest outstanding, unlimited authorization, no par	14,405,886	19,746,404	113,254,038	140,172,827
Net asset value per share	$3.72	$4.08	$3.84	$3.84

*Investments, at cost	$137,030	$190,372	$1,253,785	$1,334,640
**Investments of affiliated issuers, at cost	62,577,284	95,027,228	504,605,450	622,549,576

See accompanying notes, which are an integral part of the financial statements.

39

Statements of assets and liabilities

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Pathfinder Moderately Conservative	Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Assets:
Investments, at value*	$314,295	$8,794,436	$1,421,440	$632,325
Investments of affiliated issuers, at value**	130,146,636	431,210,206	69,614,936	29,477,413
Cash collateral due from broker on futures contracts	—	118,000	11,800	11,800
Receivable for securities sold	76,972	—	—	—
Dividends receivable	1,418	38,635	6,272	2,662
Prepaid expenses	405	1,348	222	94
Receivable for portfolio shares sold	2	691,364	—	—
Variation margin due from broker on futures contracts	—	6,125	613	613
Total Assets	130,539,728	440,860,114	71,055,283	30,124,907
Liabilities:
Payable for portfolio shares redeemed	66,922	155,484	3,760	2,197
Administration expenses payable to affiliates	37,144	43,731	17,163	14,265
Other accrued expenses	9,426	67,137	22,630	4,906
Payable for securities purchased	—	539,489	—	29,077
Investment management fees payable to affiliates	—	73,904	11,987	5,071
Total Liabilities	113,492	879,745	55,540	55,516
Total Net Assets	$130,426,236	$439,980,369	$70,999,743	$30,069,391

Net Assets Consist of:
Paid-in capital	$150,841,567	$505,204,482	$83,814,153	$36,110,623
Total distributable earnings (loss)	(20,415,331)	(65,224,113)	(12,814,410)	(6,041,232)
Total Net Assets	$130,426,236	$439,980,369	$70,999,743	$30,069,391
Net Asset Value

Class II:
Net assets	$130,426,236	$439,980,369	$70,999,743	$30,069,391
Shares of beneficial interest outstanding, unlimited authorization, no par	32,860,044	109,498,955	16,723,734	9,552,171
Net asset value per share	$3.97	$4.02	$4.25	$3.15

*Investments, at cost	$314,295	$8,794,436	$1,421,440	$632,325
**Investments of affiliated issuers, at cost	152,064,068	499,117,000	81,909,500	35,382,265

See accompanying notes, which are an integral part of the financial statements.

40

Statements of operations

Ivy Variable Insurance Portfolios

Year ended December 31, 2023

	Delaware Ivy VIP Pathfinder Aggressive	Delaware Ivy VIP Pathfinder Conservative	Delaware Ivy VIP Pathfinder Moderate	Delaware Ivy VIP Pathfinder Moderately Aggressive
Investment Income:
Dividends from affiliated funds	$606,919	$1,371,856	$6,238,652	$7,013,441
Dividends	6,460	10,048	54,139	66,637
	613,379	1,381,904	6,292,791	7,080,078

Expenses:
Accounting and administration expenses	38,835	36,941	53,892	43,292
Audit and tax fees	23,659	23,683	23,659	23,659
Reports and statements to shareholders expenses	13,367	4,655	12,866	16,121
Legal fees	9,444	5,960	32,782	36,517
Trustees’ fees and expenses	3,062	4,677	13,667	5,985
Dividend disbursing and transfer agent fees and expenses	1,597	4,414	30,279	49,516
Custodian fees	1,499	2,025	2,844	4,751
Other	1,426	1,339	10,655	12,812
Total operating expenses	92,889	83,694	180,644	192,653
Net Investment Income (Loss)	520,490	1,298,210	6,112,147	6,887,425

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Affiliated investments	(3,127,475)	(2,533,588)	(27,047,437)	(37,630,992)
Capital gain distributions received from investments in affiliated funds	3,528,740	3,499,615	24,272,717	33,372,148
Net realized gain (loss)	401,265	966,027	(2,774,720)	(4,258,844)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	7,792,881	7,610,139	60,498,028	81,769,323
Net Realized and Unrealized Gain (Loss)	8,194,146	8,576,166	57,723,308	77,510,479
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,714,636	$9,874,376	$63,835,455	$84,397,904

See accompanying notes, which are an integral part of the financial statements.

41

Statements of operations

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Pathfinder Moderately Conservative	Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Investment Income:
Dividends from affiliated funds	$2,028,172	$5,914,372	$941,556	$444,774
Dividends	16,107	460,399	78,671	32,342
	2,044,279	6,374,771	1,020,227	477,116

Expenses:
Management fees	—	876,306	150,784	60,898
Audit and tax fees	23,659	25,690	25,690	25,690
Accounting and administration expenses	8,146	46,154	38,901	33,858
Dividend disbursing and transfer agent fees and expenses	7,877	36,328	6,179	2,544
Reports and statements to shareholders expenses	4,678	15,735	4,592	5,542
Legal fees	3,948	37,725	3,672	1,384
Trustees’ fees and expenses	2,917	22,217	9,313	3,152
Custodian fees	1,541	5,249	1,380	1,712
Other	2,068	13,244	2,651	1,698
Total operating expenses	54,834	1,078,648	243,162	136,478
Net Investment Income (Loss)	1,989,445	5,296,123	777,065	340,638

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Affiliated investments	(6,734,765)	(22,023,524)	(5,166,747)	(1,613,466)
Capital gain distributions received from investments in affiliated funds	6,422,100	23,005,298	4,480,527	1,407,292
Futures contracts	—	(2,045,324)	(341,848)	(151,903)
Net realized gain (loss)	(312,665)	(1,063,550)	(1,028,068)	(358,077)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	15,722,753	54,016,821	11,022,901	3,624,514
Futures contracts	—	(942,936)	(154,264)	(72,486)
Net change in unrealized appreciation (depreciation)	15,722,753	53,073,885	10,868,637	3,552,028
Net Realized and Unrealized Gain (Loss)	15,410,088	52,010,335	9,840,569	3,193,951
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,399,533	$57,306,458	$10,617,634	$3,534,589

See accompanying notes, which are an integral part of the financial statements.

42

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Pathfinder Aggressive		Delaware Ivy VIP Pathfinder Conservative
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$520,490	$730,169	$1,298,210	$1,344,569
Net realized gain (loss)	401,265	11,397,591	966,027	10,604,260
Net change in unrealized appreciation (depreciation)	7,792,881	(24,141,867)	7,610,139	(27,145,808)
Net increase (decrease) in net assets resulting from operations	8,714,636	(12,014,107)	9,874,376	(15,196,979)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(12,148,744)	(6,081,792)	(11,950,259)	(9,920,864)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class II	755,586	1,236,646	4,694,395	2,994,346

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	12,148,744	6,081,792	11,950,259	9,920,864
	12,904,330	7,318,438	16,644,654	12,915,210
Cost of shares redeemed:
Class II	(9,467,399)	(9,528,375)	(18,166,531)	(13,546,107)
Increase (decrease) in net assets derived from capital share transactions	3,436,931	(2,209,937)	(1,521,877)	(630,897)
Net Increase (Decrease) in Net Assets	2,823	(20,305,836)	(3,597,760)	(25,748,740)

Net Assets:
Beginning of year	53,652,388	73,958,224	84,236,271	109,985,011
End of year	$53,655,211	$53,652,388	$80,638,511	$84,236,271

See accompanying notes, which are an integral part of the financial statements.

43

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Pathfinder Moderate		Delaware Ivy VIP Pathfinder Moderately Aggressive
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,112,147	$7,564,552	$6,887,425	$8,995,333
Net realized gain (loss)	(2,774,720)	78,657,240	(4,258,844)	107,664,298
Net change in unrealized appreciation (depreciation)	60,498,028	(180,279,220)	81,769,323	(236,925,647)
Net increase (decrease) in net assets resulting from operations	63,835,455	(94,057,428)	84,397,904	(120,266,016)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(86,452,608)	(62,270,198)	(117,087,462)	(78,642,243)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class II	1,435,874	1,889,732	2,031,519	3,808,521

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	86,452,608	62,270,198	117,087,462	78,642,243
	87,888,482	64,159,930	119,118,981	82,450,764
Cost of shares redeemed:
Class II	(96,381,830)	(77,015,239)	(114,205,439)	(94,266,630)
Increase (decrease) in net assets derived from capital share transactions	(8,493,348)	(12,855,309)	4,913,542	(11,815,866)
Net Decrease in Net Assets	(31,110,501)	(169,182,935)	(27,776,016)	(210,724,125)

Net Assets:
Beginning of year	465,595,386	634,778,321	565,994,574	776,718,699
End of year	$434,484,885	$465,595,386	$538,218,558	$565,994,574

See accompanying notes, which are an integral part of the financial statements.

44

	Delaware Ivy VIP Pathfinder Moderately Conservative		Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,989,445	$2,132,493	$5,296,123	$5,714,104
Net realized gain (loss)	(312,665)	20,548,446	(1,063,550)	75,281,018
Net change in unrealized appreciation (depreciation)	15,722,753	(49,466,726)	53,073,885	(150,472,174)
Net increase (decrease) in net assets resulting from operations	17,399,533	(26,785,787)	57,306,458	(69,477,052)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(22,773,720)	(17,346,896)	(82,781,703)	(95,792,163)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class II	982,911	355,804	13,446,921	14,043,254

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	22,773,720	17,346,896	82,781,703	95,792,163
	23,756,631	17,702,700	96,228,624	109,835,417
Cost of shares redeemed:
Class II	(25,946,295)	(23,039,255)	(66,354,440)	(38,808,203)
Increase (decrease) in net assets derived from capital share transactions	(2,189,664)	(5,336,555)	29,874,184	71,027,214
Net Increase (Decrease) in Net Assets	(7,563,851)	(49,469,238)	4,398,939	(94,242,001)

Net Assets:
Beginning of year	137,990,087	187,459,325	435,581,430	529,823,431
End of year	$130,426,236	$137,990,087	$439,980,369	$435,581,430

See accompanying notes, which are an integral part of the financial statements.

45

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility		Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$777,065	$947,038	$340,638	$346,958
Net realized gain (loss)	(1,028,068)	16,311,485	(358,077)	4,894,350
Net change in unrealized appreciation (depreciation)	10,868,637	(31,244,145)	3,552,028	(10,218,499)
Net increase (decrease) in net assets resulting from operations	10,617,634	(13,985,622)	3,534,589	(4,977,191)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(17,522,898)	(8,050,737)	(5,354,770)	(11,995,385)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class II	2,398,903	2,070,590	3,105,374	2,289,664

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	17,522,898	8,050,737	5,354,770	11,995,385
	19,921,801	10,121,327	8,460,144	14,285,049
Cost of shares redeemed:
Class II	(19,316,869)	(12,569,340)	(6,792,289)	(7,078,676)
Increase (decrease) in net assets derived from capital share transactions	604,932	(2,448,013)	1,667,855	7,206,373
Net Decrease in Net Assets	(6,300,332)	(24,484,372)	(152,326)	(9,766,203)

Net Assets:
Beginning of year	77,300,075	101,784,447	30,221,717	39,987,920
End of year	$70,999,743	$77,300,075	$30,069,391	$30,221,717

See accompanying notes, which are an integral part of the financial statements.

46

Financial highlights

Delaware Ivy VIP Pathfinder Aggressive Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.07	$5.47	$4.92	$5.00	$4.60

Income (loss) from investment operations:
Net investment income[1]	0.04	0.05	0.08	0.09	0.07
Net realized and unrealized gain (loss)	0.59	(0.97)	0.82	0.52	0.92
Total from investment operations	0.63	(0.92)	0.90	0.61	0.99

Less dividends and distributions from:
Net investment income	(0.27)	(0.09)	(0.09)	(0.07)	(0.14)
Net realized gain	(0.71)	(0.39)	(0.26)	(0.62)	(0.45)
Total dividends and distributions	(0.98)	(0.48)	(0.35)	(0.69)	(0.59)

Net asset value, end of period	$3.72	$4.07	$5.47	$4.92	$5.00

Total return[2]	17.51%	(16.72%)	18.93%	15.70%	23.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,655	$53,652	$74 [3]	$68 [3]	$66 [3]
Ratio of expenses to average net assets[4]	0.17%	0.21%	0.07%	0.12%	0.09%
Ratio of net investment income to average net assets	0.97%	1.24%	1.62%	1.91%	1.41%
Portfolio turnover	34%	30%	18%	21%	18%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

47

Financial highlights

Delaware Ivy VIP Pathfinder Conservative Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.22	$5.50	$5.31	$5.15	$4.83

Income (loss) from investment operations:
Net investment income[1]	0.06	0.07	0.13	0.10	0.09
Net realized and unrealized gain (loss)	0.43	(0.84)	0.39	0.49	0.59
Total from investment operations	0.49	(0.77)	0.52	0.59	0.68

Less dividends and distributions from:
Net investment income	(0.19)	(0.13)	(0.10)	(0.09)	(0.10)
Net realized gain	(0.44)	(0.38)	(0.23)	(0.34)	(0.26)
Total dividends and distributions	(0.63)	(0.51)	(0.33)	(0.43)	(0.36)

Net asset value, end of period	$4.08	$4.22	$5.50	$5.31	$5.15

Total return[2]	12.53%	(14.09%)	10.18%	12.67%	14.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,639	$84,236	$110 [3]	$112 [3]	$99 [3]
Ratio of expenses to average net assets[4]	0.10%	0.15%	0.06%	0.08%	0.07%
Ratio of net investment income to average net assets	1.56%	1.44%	2.32%	2.02%	1.71%
Portfolio turnover	27%	29%	27%	41%	31%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

48

Delaware Ivy VIP Pathfinder Moderate Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.10	$5.51	$5.15	$5.19	$4.89

Income (loss) from investment operations:
Net investment income[1]	0.05	0.07	0.11	0.10	0.08
Net realized and unrealized gain (loss)	0.51	(0.91)	0.61	0.51	0.79
Total from investment operations	0.56	(0.84)	0.72	0.61	0.87

Less dividends and distributions from:
Net investment income	(0.24)	(0.12)	(0.11)	(0.09)	(0.14)
Net realized gain	(0.58)	(0.45)	(0.25)	(0.56)	(0.43)
Total dividends and distributions	(0.82)	(0.57)	(0.36)	(0.65)	(0.57)

Net asset value, end of period	$3.84	$4.10	$5.51	$5.15	$5.19

Total return[2]	15.33%	(15.26%)	14.66%	14.35%	19.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$434,485	$465,595	$635 [3]	$656 [3]	$680 [3]
Ratio of expenses to average net assets[4]	0.04%	0.06%	0.03%	0.04%	0.04%
Ratio of net investment income to average net assets	1.36%	1.46%	2.05%	2.05%	1.62%
Portfolio turnover	29%	28%	18%	21%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

49

Financial highlights

Delaware Ivy VIP Pathfinder Moderately Aggressive Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.15	$5.66	$5.18	$5.32	$4.98

Income (loss) from investment operations:
Net investment income[1]	0.05	0.06	0.10	0.10	0.08
Net realized and unrealized gain (loss)	0.55	(0.96)	0.75	0.52	0.92
Total from investment operations	0.60	(0.90)	0.85	0.62	1.00

Less dividends and distributions from:
Net investment income	(0.26)	(0.12)	(0.10)	(0.09)	(0.15)
Net realized gain	(0.65)	(0.49)	(0.27)	(0.67)	(0.51)
Total dividends and distributions	(0.91)	(0.61)	(0.37)	(0.76)	(0.66)

Net asset value, end of period	$3.84	$4.15	$5.66	$5.18	$5.32

Total return[2]	16.53%	(15.90%)	16.88%	15.12%	21.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$538,219	$565,995	$777 [3]	$799 [3]	$829 [3]
Ratio of expenses to average net assets[4]	0.03%	0.06%	0.03%	0.04%	0.03%
Ratio of net investment income to average net assets	1.24%	1.43%	1.88%	2.02%	1.56%
Portfolio turnover	32%	28%	17%	20%	19%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

50

Delaware Ivy VIP Pathfinder Moderately Conservative Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.18	$5.53	$5.26	$5.22	$4.90

Income (loss) from investment operations:
Net investment income[1]	0.06	0.06	0.12	0.10	0.08
Net realized and unrealized gain (loss)	0.46	(0.87)	0.51	0.50	0.70
Total from investment operations	0.52	(0.81)	0.63	0.60	0.78

Less dividends and distributions from:
Net investment income	(0.21)	(0.13)	(0.11)	(0.10)	(0.12)
Net realized gain	(0.52)	(0.41)	(0.25)	(0.46)	(0.34)
Total dividends and distributions	(0.73)	(0.54)	(0.36)	(0.56)	(0.46)

Net asset value, end of period	$3.97	$4.18	$5.53	$5.26	$5.22

Total return[2]	13.99%	(14.71%)	12.37%	13.52%	16.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$130,426	$137,990	$187 [3]	$195 [3]	$202 [3]
Ratio of expenses to average net assets[4]	0.04%	0.17%	0.04%	0.06%	0.05%
Ratio of net investment income to average net assets	1.48%	1.39%	2.17%	2.09%	1.67%
Portfolio turnover	27%	31%	20%	25%	18%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

51

Financial highlights

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.33	$6.33	$5.77	$5.84	$5.33

Income (loss) from investment operations:
Net investment income[1]	0.05	0.06	0.11	0.10	0.08
Net realized and unrealized gain (loss)	0.49	(0.89)	0.62	0.34	0.82
Total from investment operations	0.54	(0.83)	0.73	0.44	0.90

Less dividends and distributions from:
Net investment income	(0.21)	(0.17)	(0.10)	(0.08)	(0.11)
Net realized gain	(0.64)	(1.00)	(0.07)	(0.43)	(0.28)
Total dividends and distributions	(0.85)	(1.17)	(0.17)	(0.51)	(0.39)

Net asset value, end of period	$4.02	$4.33	$6.33	$5.77	$5.84

Total return[2]	14.10%	(13.22%)	12.99%	9.07%	17.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$439,980	$435,581	$530 [3]	$729 [3]	$707 [3]
Ratio of expenses to average net assets[4]	0.25%	0.26%	0.22%	0.23%	0.23%
Ratio of net investment income to average net assets	1.21%	1.24%	1.87%	1.78%	1.39%
Portfolio turnover	32%	32%	19%	42%	9%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

52

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.75	$6.11	$5.46	$5.63	$5.15

Income (loss) from investment operations:
Net investment income[1]	0.04	0.06	0.09	0.09	0.07
Net realized and unrealized gain (loss)	0.60	(0.91)	0.73	0.33	0.88
Total from investment operations	0.64	(0.85)	0.82	0.42	0.95

Less dividends and distributions from:
Net investment income	(0.27)	(0.10)	(0.09)	(0.07)	(0.12)
Net realized gain	(0.87)	(0.41)	(0.08)	(0.52)	(0.35)
Total dividends and distributions	(1.14)	(0.51)	(0.17)	(0.59)	(0.47)

Net asset value, end of period	$4.25	$4.75	$6.11	$5.46	$5.63

Total return[2]	15.41%	(14.00%)	15.24%	9.71%	19.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$71,000	$77,300	$102 [3]	$96 [3]	$93 [3]
Ratio of expenses to average net assets[4]	0.32%	0.35%	0.26%	0.29%	0.27%
Ratio of net investment income to average net assets	1.03%	1.12%	1.58%	1.68%	1.32%
Portfolio turnover	35%	44%	18%	41%	16%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

53

Financial highlights

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$3.39	$6.02	$5.64	$5.58	$5.19

Income (loss) from investment operations:
Net investment income[1]	0.04	0.04	0.12	0.09	0.08
Net realized and unrealized gain (loss)	0.34	(0.79)	0.47	0.39	0.66
Total from investment operations	0.38	(0.75)	0.59	0.48	0.74

Less dividends and distributions from:
Net investment income	(0.15)	(0.27)	(0.09)	(0.08)	(0.10)
Net realized gain	(0.47)	(1.61)	(0.12)	(0.34)	(0.25)
Total dividends and distributions	(0.62)	(1.88)	(0.21)	(0.42)	(0.35)

Net asset value, end of period	$3.15	$3.39	$6.02	$5.64	$5.58

Total return[2]	12.62%	(12.71%)	10.72%	9.61%	14.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,069	$30,222	$40 [3]	$86 [3]	$80 [3]
Ratio of expenses to average net assets[4]	0.45%	0.53%	0.26%	0.30%	0.27%
Ratio of net investment income to average net assets	1.12%	1.02%	2.06%	1.77%	1.45%
Portfolio turnover	36%	43%	24%	45%	14%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

54

Notes to financial statements

Ivy Variable Insurance Portfolios

December 31, 2023

Ivy Variable Insurance Portfolios (Trust) is organized as a Delaware statutory trust and offers 26 portfolios. These financial statements and the related notes pertain to 8 portfolios: Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Aggressive, and Delaware Ivy VIP Pathfinder Moderately Conservative (collectively, the “Pathfinder Portfolios”), Delaware Ivy VIP Pathfinder Moderate – Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility (collectively, the “Managed Volatility Portfolios”) (each, a Portfolio and collectively, the Portfolios). The Trust is an open-end investment company. Each of the Portfolios are diversified as defined in the Investment Company Act of 1940, as amended (1940 Act).

Each Portfolio offers Class II shares. The Class II shares do not carry a distribution and service (12b-1) fee. The shares of the Portfolios are sold only to variable life insurance separate accounts and variable annuity separate accounts.

1. Significant Accounting Policies

Each Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Portfolios.

Security Valuation — Open-end investment companies, other than exchange-traded funds (ETFs) are valued at their published net asset value (NAV). Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by Delaware Management Company (DMC). Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Portfolio evaluates tax positions taken or expected to be taken in the course of preparing each Portfolio's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio's tax positions taken or expected to be taken on each Portfolio's federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in each Portfolio's financial statements. If applicable, each Portfolio recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended December 31, 2023, the Portfolios did not incur any interest or tax penalties.

Underlying Funds — Each Portfolio may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which each Portfolio may invest include ETFs. Each Portfolio will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Derivative Financial Instruments — Each Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, each Portfolio intends to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, each Portfolio may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of each

55

Notes to financial statements

Ivy Variable Insurance Portfolios

1. Significant Accounting Policies (continued)

Portfolio under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Portfolio are charged directly to that Portfolio. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from any Underlying Funds in which a Portfolio invests are recorded on the ex-dividend date. Each Portfolio declares net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. Each Portfolio may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Portfolio (other than the Pathfinder Portfolios) pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Portfolio's average daily net assets as follows:

Portfolio	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy VIP Pathfinder Moderate –Managed Volatility	0.20% of net assets up to $500 million;
0.17% of net assets over $500 million and up to $1 billion;
0.15% of net assets over $1 billion.

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	0.20% of net assets up to $500 million;
0.17% of net assets over $500 million and up to $1 billion;
0.15% of net assets over $1 billion.

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	0.20% of net assets up to $500 million;
0.17% of net assets over $500 million and up to $1 billion;
0.15% of net assets over $1 billion.

The Pathfinder Portfolios pay no management fees.

DMC uses all of the management fee it receives from the Managed Volatility Portfolios to pay Securian Asset Management Inc. (“Securian”). Accordingly, Securian receives a fee based on the average daily net assets of the Managed Volatility Portfolios.

56

DMC has entered into sub-advisory agreements with the following entities on behalf of the Portfolios:

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. With respect to the Portfolios for which MIMAK serves as a sub-advisor, DMC has principal responsibility for all investment advisory services and may seek investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK's specialized market knowledge.

Securian serves as sub-advisor to the Managed Volatility Portfolios. The sub-advisor makes investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of DMC and the Board. DMC pays all applicable costs of the sub-advisor.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Portfolio. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, each Portfolio paid for these services as follows:

Portfolio	Fees
Delaware Ivy VIP Pathfinder Aggressive	$5,732
Delaware Ivy VIP Pathfinder Conservative	6,687
Delaware Ivy VIP Pathfinder Moderate	18,517
Delaware Ivy VIP Pathfinder Moderately Aggressive	21,883
Delaware Ivy VIP Pathfinder Moderately Conservative	8,331
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	18,152
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	6,425
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	4,983

DIFSC is also the transfer agent and dividend disbursing agent of the Portfolios. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Portfolios’ average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, each Portfolio paid for these services as follows:

Portfolio	Fees
Delaware Ivy VIP Pathfinder Aggressive	$4,027
Delaware Ivy VIP Pathfinder Conservative	6,250
Delaware Ivy VIP Pathfinder Moderate	33,803
Delaware Ivy VIP Pathfinder Moderately Aggressive	41,640
Delaware Ivy VIP Pathfinder Moderately Conservative	10,082
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	32,865
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	5,655
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	2,284

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are paid by each Portfolio and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

57

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, each Portfolio bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Portfolio. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended December 31, 2023, each Portfolio paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Portfolio	Fees
Delaware Ivy VIP Pathfinder Aggressive	$1,055
Delaware Ivy VIP Pathfinder Conservative	1,641
Delaware Ivy VIP Pathfinder Moderate	8,892
Delaware Ivy VIP Pathfinder Moderately Aggressive	10,936
Delaware Ivy VIP Pathfinder Moderately Conservative	2,647
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	8,591
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	1,490
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	598

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

In addition to the management fees and other expenses of a Portfolio, a Portfolio indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Portfolio will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

58

A summary of the transactions in affiliated companies during the year ended December 31, 2023 was as follows:

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Aggressive
Affiliated Mutual Funds—99.85%
Delaware Ivy VIP Core Equity Class II
	$8,309,520	$928,718	$(2,493,148)	$123,267	$743,574	$7,611,931	595,613	$31,034	$779,076
Delaware Ivy VIP Corporate Bond Class II
	4,867,678	3,228,803	(819,768)	(7,932)	316,684	7,585,465	1,620,826	131,884	—
Delaware Ivy VIP Growth Class II
	7,807,635	1,191,152	(3,340,539)	171,615	1,611,087	7,440,950	750,096	—	875,083
Delaware Ivy VIP High Income Class I
	136,941	9,804	(19,815)	(316)	7,116	133,730	45,179	8,925	—
Delaware Ivy VIP International Core Equity Class II
	8,927,923	7,547,230	(2,079,000)	38,989	1,405,818	15,840,960	980,864	169,368	—
Delaware Ivy VIP Limited-Term Bond Class II
	2,975,531	326,045	(3,217,832)	(175,762)	222,260	130,242	27,594	49,984	—
Delaware Ivy VIP Mid Cap Growth Class I
	3,489,119	599,570	(936,226)	41,845	219,377	3,413,685	335,332	—	377,163
Delaware Ivy VIP Small Cap Growth Class II
	566,767	207,851	(86,548)	2,553	(23,347)	667,276	114,064	—	96,670
Delaware Ivy VIP Smid Cap Core Class II
	840,566	2,586,609	(345,999)	7,246	36,737	3,125,159	271,281	3,860	189,943
Delaware Ivy VIP Value Class II
	7,946,363	1,690,766	(1,384,349)	28,043	(656,346)	7,624,477	1,512,793	115,949	1,121,741
Delaware VIP Global Equity Class II
	7,709,813	192,557	(8,455,268)	(3,357,023)	3,909,921	—	—	95,915	89,064
Total	$53,577,856	$18,509,105	$(23,178,492)	$(3,127,475)	$7,792,881	$53,573,875		$606,919	$3,528,740
59

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Conservative
Affiliated Mutual Funds—99.80%
Delaware Ivy VIP Core Equity Class II
	$8,446,149	$1,311,163	$(3,354,748)	$124,433	$745,162	$7,272,159	569,026	$31,117	$781,163
Delaware Ivy VIP Corporate Bond Class II
	23,753,438	7,306,271	(5,008,338)	(213,832)	1,348,189	27,185,728	5,808,916	646,799	—
Delaware Ivy VIP Growth Class II
	7,646,428	1,568,835	(3,856,921)	19,845	1,730,625	7,108,812	716,614	—	877,338
Delaware Ivy VIP High Income Class I
	1,075,018	118,848	(235,540)	(13,515)	66,533	1,011,344	341,670	69,151	—
Delaware Ivy VIP International Core Equity Class II
	4,381,713	4,252,348	(1,366,389)	629	723,798	7,992,099	494,867	89,101	—
Delaware Ivy VIP Limited-Term Bond Class II
	21,633,645	2,567,365	(9,253,620)	(403,483)	952,054	15,495,961	3,283,043	364,979	—
Delaware Ivy VIP Mid Cap Growth Class I
	3,487,273	836,694	(1,149,697)	54,850	215,033	3,444,153	338,325	—	379,474
Delaware Ivy VIP Small Cap Growth Class II
	568,281	225,346	(97,763)	3,628	(24,691)	674,801	115,351	—	97,734
Delaware Ivy VIP Smid Cap Core Class II
	992,441	2,378,159	(426,153)	18,230	46,058	3,008,735	261,175	3,906	192,221
Delaware Ivy VIP Value Class II
	7,782,313	2,035,202	(1,905,509)	58,718	(686,594)	7,284,130	1,445,264	116,260	1,124,752
Delaware VIP Global Equity Class II
	4,325,899	255,777	(4,892,557)	(2,183,091)	2,493,972	—	—	50,543	46,933
Total	$84,092,598	$22,856,008	$(31,547,235)	$(2,533,588)	$7,610,139	$80,477,922		$1,371,856	$3,499,615
60

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderate
Affiliated Mutual Funds—99.78%
Delaware Ivy VIP Core Equity Class II
	$59,352,293	$5,858,123	$(20,778,555)	$802,094	$5,188,823	$50,422,778	3,945,445	$214,331	$5,380,596
Delaware Ivy VIP Corporate Bond Class II
	86,729,772	32,052,227	(18,306,328)	(1,250,907)	5,617,042	104,841,806	22,402,095	2,288,883	—
Delaware Ivy VIP Growth Class II
	54,967,647	7,951,523	(25,905,450)	125,949	12,150,700	49,290,369	4,968,787	—	6,043,709
Delaware Ivy VIP High Income Class I
	3,596,805	238,622	(735,077)	(99,358)	271,306	3,272,298	1,105,506	226,127	—
Delaware Ivy VIP International Core Equity Class II
	50,793,405	42,585,938	(15,640,767)	168,309	7,865,105	85,771,990	5,310,959	953,088	—
Delaware Ivy VIP Limited-Term Bond Class II
	72,655,898	6,296,465	(39,574,686)	(2,073,613)	3,746,313	41,050,377	8,697,114	1,188,230	—
Delaware Ivy VIP Mid Cap Growth Class I
	24,744,881	4,308,067	(7,804,923)	230,332	1,624,860	23,103,217	2,269,471	—	2,605,975
Delaware Ivy VIP Small Cap Growth Class II
	4,051,684	1,328,863	(724,277)	25,808	(167,960)	4,514,118	771,644	—	678,885
Delaware Ivy VIP Smid Cap Core Class II
	6,417,745	17,155,699	(3,127,712)	73,609	239,708	20,759,049	1,802,001	26,711	1,314,423
Delaware Ivy VIP Value Class II
	55,944,488	11,477,191	(12,562,002)	315,490	(4,668,938)	50,506,229	10,021,077	800,798	7,747,251
Delaware VIP Global Equity Class II
	45,371,063	1,042,362	(49,679,344)	(25,365,150)	28,631,069	—	—	540,484	501,878
Total	$464,625,681	$130,295,080	$(194,839,121)	$(27,047,437)	$60,498,028	$433,532,231		$6,238,652	$24,272,717
61

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderately Aggressive
Affiliated Mutual Funds—99.77%
Delaware Ivy VIP Core Equity Class II
	$79,864,427	$7,979,832	$(26,521,266)	$998,162	$7,058,619	$69,379,774	5,428,777	$293,903	$7,378,189
Delaware Ivy VIP Corporate Bond Class II
	78,364,378	37,674,525	(16,077,908)	(828,361)	5,087,579	104,220,213	22,269,276	2,100,031	—
Delaware Ivy VIP Growth Class II
	74,554,657	10,769,280	(34,194,204)	280,142	16,411,856	67,821,731	6,836,868	—	8,287,487
Delaware Ivy VIP High Income Class I
	2,914,623	197,177	(532,548)	(54,862)	194,713	2,719,103	918,616	186,977	—
Delaware Ivy VIP International Core Equity Class II
	77,920,695	65,163,427	(22,823,539)	198,479	12,081,766	132,540,828	8,206,862	1,471,324	—
Delaware Ivy VIP Limited-Term Bond Class II
	59,833,995	5,743,023	(42,090,620)	(1,935,016)	3,174,550	24,725,932	5,238,545	993,641	—
Delaware Ivy VIP Mid Cap Growth Class I
	33,445,130	5,630,239	(10,111,655)	286,788	2,164,318	31,414,820	3,085,935	—	3,577,436
Delaware Ivy VIP Small Cap Growth Class II
	5,469,580	1,785,011	(887,620)	28,712	(229,080)	6,166,603	1,054,120	—	925,056
Delaware Ivy VIP Smid Cap Core Class II
	8,353,165	23,921,247	(4,149,667)	66,224	321,443	28,512,412	2,475,036	36,726	1,807,232
Delaware Ivy VIP Value Class II
	75,879,634	15,601,036	(15,921,938)	318,676	(6,382,726)	69,494,682	13,788,628	1,098,101	10,623,492
Delaware VIP Global Equity Class II
	68,220,136	1,636,382	(74,752,867)	(36,989,936)	41,886,285	—	—	832,738	773,256
Total	$564,820,420	$176,101,179	$(248,063,832)	$(37,630,992)	$81,769,323	$536,996,098		$7,013,441	$33,372,148
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	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderately Conservative
Affiliated Mutual Funds—99.79%
Delaware Ivy VIP Core Equity Class II
	$15,716,991	$1,792,726	$(5,644,226)	$195,375	$1,387,604	$13,448,470	1,052,306	$56,897	$1,428,346
Delaware Ivy VIP Corporate Bond Class II
	32,317,356	10,007,441	(6,164,183)	(503,799)	2,044,951	37,701,766	8,055,933	858,794	—
Delaware Ivy VIP Growth Class II
	14,411,974	2,211,032	(6,701,547)	(106,481)	3,331,423	13,146,401	1,325,242	—	1,604,373
Delaware Ivy VIP High Income Class I
	1,412,879	101,482	(266,829)	(30,396)	97,907	1,315,043	444,271	89,103	—
Delaware Ivy VIP International Core Equity Class II
	11,117,098	9,646,559	(3,181,880)	(22,460)	1,784,863	19,344,180	1,197,782	213,486	—
Delaware Ivy VIP Limited-Term Bond Class II
	28,491,106	2,548,695	(13,057,139)	(617,974)	1,309,676	18,674,364	3,956,433	469,177	—
Delaware Ivy VIP Mid Cap Growth Class I
	6,523,096	1,231,281	(1,983,847)	28,494	460,434	6,259,458	614,878	—	691,666
Delaware Ivy VIP Small Cap Growth Class II
	1,063,792	362,603	(157,019)	4,642	(43,828)	1,230,190	210,289	—	179,800
Delaware Ivy VIP Smid Cap Core Class II
	1,764,846	4,447,991	(751,831)	15,335	79,755	5,556,096	482,300	7,091	348,928
Delaware Ivy VIP Value Class II
	14,668,067	3,193,104	(3,224,491)	75,418	(1,241,430)	13,470,668	2,672,751	212,580	2,056,589
Delaware VIP Global Equity Class II
	10,267,465	280,530	(11,286,474)	(5,772,919)	6,511,398	—	—	121,044	112,398
Total	$137,754,670	$35,823,444	$(52,419,466)	$(6,734,765)	$15,722,753	$130,146,636		$2,028,172	$6,422,100
63

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
Affiliated Mutual Funds—98.01%
Delaware Ivy VIP Core Equity Class II
	$54,402,743	$6,816,001	$(16,808,261)	$949,681	$4,801,192	$50,161,356	3,924,989	$203,281	$5,103,206
Delaware Ivy VIP Corporate Bond Class II
	79,518,275	33,403,149	(12,932,993)	80,630	4,193,108	104,262,169	22,278,241	2,171,337	—
Delaware Ivy VIP Growth Class II
	50,394,112	8,946,264	(21,926,627)	1,882,027	9,739,085	49,034,861	4,943,030	—	5,732,141
Delaware Ivy VIP High Income Class I
	3,276,111	259,725	(442,457)	15,594	151,946	3,260,919	1,101,662	212,419	—
Delaware Ivy VIP International Core Equity Class II
	46,556,770	42,499,777	(11,397,403)	376,105	7,282,598	85,317,847	5,282,839	904,178	—
Delaware Ivy VIP Limited-Term Bond Class II
	66,518,884	7,881,180	(35,176,962)	(1,375,187)	2,987,807	40,835,722	8,651,636	1,126,328	—
Delaware Ivy VIP Mid Cap Growth Class I
	22,675,757	4,700,041	(6,169,673)	400,409	1,355,336	22,961,870	2,255,586	—	2,468,206
Delaware Ivy VIP Small Cap Growth Class II
	3,655,995	1,434,390	(462,987)	15,994	(149,001)	4,494,391	768,272	—	634,375
Delaware Ivy VIP Smid Cap Core Class II
	5,866,926	16,588,280	(2,189,865)	77,669	293,652	20,636,662	1,791,377	25,281	1,244,046
Delaware Ivy VIP Value Class II
	51,289,718	12,087,292	(9,084,724)	239,509	(4,287,386)	50,244,409	9,969,129	759,515	7,347,865
Delaware VIP Global Equity Class II
	41,555,010	1,561,748	(46,079,287)	(24,685,955)	27,648,484	—	—	512,033	475,459
Total	$425,710,301	$136,177,847	$(162,671,239)	$(22,023,524)	$54,016,821	$431,210,206		$5,914,372	$23,005,298
64

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
Affiliated Mutual Funds—98.05%
Delaware Ivy VIP Core Equity Class II
	$10,695,462	$1,349,366	$(4,121,750)	$153,348	$922,031	$8,998,457	704,105	$39,486	$991,250
Delaware Ivy VIP Corporate Bond Class II
	10,492,320	5,286,498	(2,816,267)	(157,356)	708,497	13,513,692	2,887,541	282,077	—
Delaware Ivy VIP Growth Class II
	9,978,977	1,743,628	(5,165,084)	(117,681)	2,356,522	8,796,362	886,730	—	1,113,417
Delaware Ivy VIP High Income Class I
	386,176	29,969	(83,934)	(5,823)	23,926	350,314	118,349	24,734	—
Delaware Ivy VIP International Core Equity Class II
	10,433,923	9,034,250	(3,923,659)	61,992	1,572,136	17,178,642	1,063,693	197,641	—
Delaware Ivy VIP Limited-Term Bond Class II
	8,021,556	1,006,023	(5,987,458)	(282,024)	444,146	3,202,243	678,442	133,380	—
Delaware Ivy VIP Mid Cap Growth Class I
	4,464,741	879,900	(1,592,475)	33,069	285,758	4,070,993	399,901	—	479,864
Delaware Ivy VIP Small Cap Growth Class II
	726,038	289,324	(192,603)	5,560	(33,638)	794,681	135,843	—	122,889
Delaware Ivy VIP Smid Cap Core Class II
	1,110,331	3,274,559	(731,977)	10,664	32,670	3,696,247	320,855	4,919	242,052
Delaware Ivy VIP Value Class II
	10,156,292	2,319,459	(2,643,009)	63,469	(882,906)	9,013,305	1,788,354	147,528	1,427,249
Delaware VIP Global Equity Class II
	9,130,221	339,714	(10,131,729)	(4,931,965)	5,593,759	—	—	111,791	103,806
Total	$75,596,037	$25,552,690	$(37,389,945)	$(5,166,747)	$11,022,901	$69,614,936		$941,556	$4,480,527
65

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Affiliated Mutual Funds—98.03%
Delaware Ivy VIP Core Equity Class II
	$3,373,303	$682,787	$(1,359,703)	$50,912	$303,199	$3,050,498	238,693	$12,480	$313,315
Delaware Ivy VIP Corporate Bond Class II
	6,938,449	2,950,062	(1,708,819)	(42,912)	392,798	8,529,578	1,822,559	188,411	—
Delaware Ivy VIP Growth Class II
	3,093,813	809,964	(1,635,948)	11,274	702,863	2,981,966	300,601	—	351,925
Delaware Ivy VIP High Income Class I
	300,573	46,501	(68,484)	(4,073)	19,420	293,937	99,303	19,292	—
Delaware Ivy VIP International Core Equity Class II
	2,385,312	2,493,426	(892,223)	3,725	387,329	4,377,569	271,057	46,816	—
Delaware Ivy VIP Limited-Term Bond Class II
	6,120,455	1,175,755	(3,216,315)	(144,438)	301,502	4,236,959	897,661	103,094	—
Delaware Ivy VIP Mid Cap Growth Class I
	1,399,749	413,337	(501,145)	15,524	90,689	1,418,154	139,308	—	151,386
Delaware Ivy VIP Small Cap Growth Class II
	228,609	104,482	(49,864)	1,011	(9,876)	274,362	46,900	—	38,832
Delaware Ivy VIP Smid Cap Core Class II
	377,552	1,074,703	(217,033)	4,887	18,774	1,258,883	109,278	1,547	76,106
Delaware Ivy VIP Value Class II
	3,148,804	1,005,135	(847,829)	21,212	(271,815)	3,055,507	606,251	46,630	451,118
Delaware VIP Global Equity Class II
	2,203,298	138,262	(2,500,603)	(1,530,588)	1,689,631	—	—	26,504	24,610
Total	$29,569,917	$10,894,414	$(12,997,966)	$(1,613,466)	$3,624,514	$29,477,413		$444,774	$1,407,292

3. Investments

For the year ended December 31, 2023, each Portfolio made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Portfolio	Purchases	Sales
Delaware Ivy VIP Pathfinder Aggressive	$18,509,105	$23,178,492
Delaware Ivy VIP Pathfinder Conservative	22,856,008	31,547,235
Delaware Ivy VIP Pathfinder Moderate	130,295,080	194,839,121
Delaware Ivy VIP Pathfinder Moderately Aggressive	176,101,179	248,063,832
Delaware Ivy VIP Pathfinder Moderately Conservative	35,823,444	52,419,466
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	136,177,847	162,671,239
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	25,552,690	37,389,945
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	10,894,414	12,997,966
66

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Portfolio were as follows:

Portfolio	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Ivy VIP Pathfinder Aggressive	$62,740,815	$—	$(9,029,910)	$(9,029,910)
Delaware Ivy VIP Pathfinder Conservative	95,307,805	—	(14,639,511)	(14,639,511)
Delaware Ivy VIP Pathfinder Moderate	505,964,214	—	(71,178,196)	(71,178,196)
Delaware Ivy VIP Pathfinder Moderately Aggressive	624,026,722	—	(85,695,985)	(85,695,985)
Delaware Ivy VIP Pathfinder Moderately Conservative	152,523,573	—	(22,062,643)	(22,062,643)
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	508,019,828	80,028	(68,175,241)	(68,095,213)
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	83,364,487	8,003	(12,344,118)	(12,336,115)
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	36,047,588	8,003	(5,953,858)	(5,945,855)

US GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Portfolio's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including each Portfolio's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

67

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

The following tables summarize the valuation of each Portfolio's investments by fair value hierarchy levels as of December 31, 2023:

Delaware Ivy VIP Pathfinder Aggressive
Level 1
Securities
Assets:
Affiliated Mutual Funds	$53,573,875
Short-Term Investments	137,030
Total Value of Securities	$53,710,905

Delaware Ivy VIP Pathfinder Conservative
Level 1
Securities
Assets:
Affiliated Mutual Funds	$80,477,922
Short-Term Investments	190,372
Total Value of Securities	$80,668,294

Delaware Ivy VIP Pathfinder Moderate
Level 1
Securities
Assets:
Affiliated Mutual Funds	$433,532,231
Short-Term Investments	1,253,785
Total Value of Securities	$434,786,016

Delaware Ivy VIP Pathfinder Moderately Aggressive
Level 1
Securities
Assets:
Affiliated Mutual Funds	$536,996,098
Short-Term Investments	1,334,640
Total Value of Securities	$538,330,738
68

Delaware Ivy VIP Pathfinder Moderately Conservative
Level 1
Securities
Assets:
Affiliated Mutual Funds	$130,146,636
Short-Term Investments	314,295
Total Value of Securities	$130,460,931

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
Level 1
Securities
Assets:
Affiliated Mutual Funds	$431,210,206
Short-Term Investments	8,794,436
Total Value of Securities	$440,004,642
Derivatives[1]
Liabilities:
Futures Contracts	$(80,028)

1Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
Level 1
Securities
Assets:
Affiliated Mutual Funds	$69,614,936
Short-Term Investments	1,421,440
Total Value of Securities	$71,036,376

Derivatives[1]
Liabilities:
Futures Contracts	$(8,003)

1Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

69

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Level 1
Securities
Assets:
Affiliated Mutual Funds	$29,477,413
Short-Term Investments	632,325
Total Value of Securities	$30,109,738

Derivatives[1]
Liabilities:
Futures Contracts	$(8,003)

1Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. Each Portfolio’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Portfolio's net assets. As of December 31, 2023, there were no Level 3 investments.

70

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Ordinary income	Long-term capital gains	Total
Year ended December 31, 2023:
Delaware Ivy VIP Pathfinder Aggressive	$3,456,282	$8,692,462	$12,148,744
Delaware Ivy VIP Pathfinder Conservative	3,739,274	8,210,985	11,950,259
Delaware Ivy VIP Pathfinder Moderate	26,872,294	59,580,314	86,452,608
Delaware Ivy VIP Pathfinder Moderately Aggressive	35,672,732	81,414,730	117,087,462
Delaware Ivy VIP Pathfinder Moderately Conservative	7,103,332	15,670,388	22,773,720
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	26,869,011	55,912,692	82,781,703
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	5,251,503	12,271,395	17,522,898
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	1,782,657	3,572,113	5,354,770

Year ended December 31, 2022:
Delaware Ivy VIP Pathfinder Aggressive	1,498,412	4,583,380	6,081,792
Delaware Ivy VIP Pathfinder Conservative	3,030,303	6,890,561	9,920,864
Delaware Ivy VIP Pathfinder Moderate	14,728,256	47,541,942	62,270,198
Delaware Ivy VIP Pathfinder Moderately Aggressive	16,658,209	61,984,034	78,642,243
Delaware Ivy VIP Pathfinder Moderately Conservative	4,480,748	12,866,148	17,346,896
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	15,103,477	80,688,686	95,792,163
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	1,613,342	6,437,395	8,050,737
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	2,172,241	9,823,144	11,995,385

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

	Delaware Ivy VIP Pathfinder Aggressive	Delaware Ivy VIP Pathfinder Conservative	Delaware Ivy VIP Pathfinder Moderate	Delaware Ivy VIP Pathfinder Moderately Aggressive
Shares of beneficial interest	$61,807,105	$93,028,311	$502,809,288	$621,935,045
Undistributed ordinary income	882,397	1,880,906	6,605,288	7,683,606
Undistributed long-term capital gains	—	373,740	—	—
Capital loss carryforwards	—	—	(3,717,006)	(5,662,995)
Deferred directors fees	(4,381)	(4,935)	(34,489)	(41,113)
Unrealized appreciation (depreciation) of investments and derivatives	(9,029,910)	(14,639,511)	(71,178,196)	(85,695,985)
Net assets	$53,655,211	$80,638,511	$434,484,885	$538,218,558
71

Notes to financial statements

Ivy Variable Insurance Portfolios

5. Components of Net Assets on a Tax Basis (continued)

	Delaware Ivy VIP Pathfinder Moderately Conservative	Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Shares of beneficial interest	$150,841,567	$505,204,482	$83,814,153	$36,110,623
Undistributed ordinary income	2,129,440	5,812,587	886,315	373,856
Capital loss carryforwards	(471,098)	(2,923,330)	(1,354,724)	(459,587)
Deferred directors fees	(11,030)	(9,708)	(1,480)	(1,239)
Unamortized organizational costs	—	(8,449)	(8,406)	(8,407)
Unrealized appreciation (depreciation) of investments and derivatives	(22,062,643)	(68,095,213)	(12,336,115)	(5,945,855)
Net assets	$130,426,236	$439,980,369	$70,999,743	$30,069,391

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the Portfolios had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2023, certain Portfolios have capital loss carryforwards available to offset future realized capital gains as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Ivy VIP Pathfinder Moderate	$—	$3,717,006	$3,717,006
Delaware Ivy VIP Pathfinder Moderately Aggressive	—	5,662,995	5,662,995
Delaware Ivy VIP Pathfinder Moderately Conservative	—	471,098	471,098
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	—	2,923,330	2,923,330
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	—	1,354,724	1,354,724
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	—	459,587	459,587
72

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Ivy VIP Pathfinder Aggressive		Delaware Ivy VIP Pathfinder Conservative		Delaware Ivy VIP Pathfinder Moderate
	Year ended		Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Class II	199,622	278,057	1,143,692	668,715	375,706	435,677

Shares issued upon reinvestment of dividends and distributions:
Class II	3,541,908	1,497,978	3,136,551	2,339,827	24,284,440	15,187,853
	3,741,530	1,776,035	4,280,243	3,008,542	24,660,146	15,623,530

Shares redeemed:
Class II	(2,523,795)	(2,118,183)	(4,515,090)	(3,018,788)	(25,011,216)	(17,135,328)
Net increase (decrease)	1,217,735	(342,148)	(234,847)	(10,246)	(351,070)	(1,511,798)

	Delaware Ivy VIP Pathfinder Moderately Aggressive		Delaware Ivy VIP Pathfinder Moderately Conservative		Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
	Year ended		Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Class II	517,031	896,493	254,935	78,272	3,309,839	2,885,467

Shares issued upon reinvestment of dividends and distributions:
Class II	32,982,383	18,995,711	6,171,740	4,130,213	22,134,145	22,122,901
	33,499,414	19,892,204	6,426,675	4,208,485	25,443,984	25,008,368

Shares redeemed:
Class II	(29,825,582)	(20,729,425)	(6,598,107)	(5,072,321)	(16,610,654)	(8,036,060)
Net increase (decrease)	3,673,832	(837,221)	(171,432)	(863,836)	8,833,330	16,972,308

73

Notes to financial statements

Ivy Variable Insurance Portfolios

6. Capital Shares (continued)

	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility		Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
	Year ended		Year ended
	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Class II	544,797	390,290	979,557	595,866

Shares issued upon reinvestment of dividends and distributions:
Class II	4,447,436	1,698,468	1,821,350	3,517,708
	4,992,233	2,088,758	2,800,907	4,113,574

Shares redeemed:
Class II	(4,552,247)	(2,473,446)	(2,164,194)	(1,842,890)
Net increase (decrease)	439,986	(384,688)	636,713	2,270,684

7. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2023.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Portfolios may use futures contracts in the normal course of pursuing its investment objective. The Portfolios may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Portfolios deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Portfolios because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Managed Volatility Portfolios posted cash collateral as margin for open futures contracts, which is disclosed on the “Statements of assets and liabilities” under “Cash collateral due from broker on futures contracts.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”

74

During the year ended December 31, 2023, the Managed Volatility Portfolios invested in futures contracts to hedge the Portfolios' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

During the year ended December 31, 2023, the Managed Volatility Portfolios experienced net realized and unrealized gains or losses attributable to futures contracts, which are disclosed on the "Statement of assets and liabilities" and the “Statements of operations.”

The table below summarizes the average daily balance of derivative holdings by each Portfolio during the year ended December 31, 2023:

	Short Derivative Volume
	Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Futures contracts (average notional value)	$13,152,107	$2,181,402	$1,030,155

9. Securities Lending

Each Portfolio, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Portfolio of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Portfolio. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Portfolio can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

75

Notes to financial statements

Ivy Variable Insurance Portfolios

9. Securities Lending (continued)

Each Portfolio may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Portfolio's cash collateral account may be less than the amount each Portfolio would be required to return to the borrowers of the securities and each Portfolio would be required to make up for this shortfall.

At December 31, 2023, the Portfolios had no securities out on loan.

10. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Because each Portfolio invests substantially all of its assets in Ivy Variable Insurance Portfolios mutual funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

Certain Underlying Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default and are not obligated to dispose of securities whose issuers subsequently default.

In the normal course of business, the Underlying Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Underlying Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Underlying Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Underlying Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Underlying Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Underlying Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Certain Underlying Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.

If an Underlying Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying Funds, or, in the case of hedging positions, that the Underlying Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the Statement of Assets and Liabilities, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

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11. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio's maximum exposure under these arrangements is unknown. However, each Portfolio has not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio's existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Portfolios' financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderately Conservative, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderately Conservative, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility (eight of the portfolios constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the “Portfolios”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the three years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

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Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Tax Information

The information set forth below is for each Portfolios' fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of each Portfolio. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, each Portfolio reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Delaware Ivy VIP Pathfinder Aggressive	71.55%	28.45%	100.00%	80.96%
Delaware Ivy VIP Pathfinder Conservative	68.71%	31.29%	100.00%	53.00%
Delaware Ivy VIP Pathfinder Moderate	68.92%	31.08%	100.00%	17.63%
Delaware Ivy VIP Pathfinder Moderately Aggressive	69.53%	30.47%	100.00%	68.48%
Delaware Ivy VIP Pathfinder Moderately Conservative	68.81%	31.19%	100.00%	59.56%
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	67.54%	32.46%	100.00%	64.74%
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	70.03%	29.97%	100.00%	52.26%
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	66.71%	33.29%	100.00%	51.98%

(A) and (B) are based on a percentage of each Portfolio's total distributions.

(C) is based on each Portfolio’s ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended December 31, 2023, certain dividends paid by each Portfolio, determined to be Qualified Short-Term Capital Gains, may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creation Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2023, each Portfolio reported maximum distributions of Qualified Short-Term Capital Gains as follows:

Qualified Short-Term Capital Gains
Delaware Ivy VIP Pathfinder Aggressive	$257,330
Delaware Ivy VIP Pathfinder Conservative	493,140

Each Portfolio intends to pass through foreign tax credits in the maximum amount and the gross foreign source income earned during the fiscal year 2023 by each Portfolio was as follows:

	Foreign Tax Credits	Gross Foreign Source Income Earned
Delaware Ivy VIP Pathfinder Aggressive	$33,012	$325,699
Delaware Ivy VIP Pathfinder Conservative	17,375	171,460
Delaware Ivy VIP Pathfinder Moderate	185,840	1,833,836
Delaware Ivy VIP Pathfinder Moderately Aggressive	286,730	2,828,717
Delaware Ivy VIP Pathfinder Moderately Conservative	41,625	410,739
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	176,233	1,738,740
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	38,509	379,882
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Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Tax Information (continued)

	Foreign Tax Credits	Gross Foreign Source Income Earned
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	$9,124	$90,016

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Conservative, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate—Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive—Managed Volatility , Delaware Ivy VIP Pathfinder Moderately Conservative—Managed Volatility (each, a “Fund” and together, the “Funds”) Investment Management Agreement with Delaware Management Company (“DMC”); the Sub-Advisory Agreements with Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK” or the “Affiliated Sub-Adviser”) and Securian Asset Management, Inc. (“Securian”) (together with the Affiliated Sub-Adviser, the “Sub-Advisers”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

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In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Sub-Advisers in managing the Funds.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022. The Board considered that the Funds were managed by Ivy Investment Management Company prior to the acquisition of its parent company, Waddell & Reed Financial, Inc. by Macquarie Asset Management, a division of Macquarie Group Ltd. (the “Transaction”), and that each Fund’s performance prior to the closing of the Transaction on April 30, 2021 is that of its predecessor investment manager and not DMC.

Delaware Ivy VIP Pathfinder Aggressive. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe and for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3-, 5-, and 10-year periods was above the median of its Performance Universe and for the 1-year period was below the median of its Performance Universe. The Board also noted that the Fund slightly outperformed its benchmark index for the 3- and 5-year periods and slightly underperformed its benchmark index for the 1- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods.

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Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Delaware Ivy VIP Pathfinder Moderately Aggressive. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe and for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3-, 5-, and 10-year periods was above the median of its Performance Universe and for the 1-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted that the Fund was generally performing in line with its Performance Universe the periods under review. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods.

Delaware Ivy VIP Pathfinder Moderate. The Performance Universe for the Fund consisted of the Fund all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe and for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods.

Delaware Ivy VIP Pathfinder Moderately Conservative. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the second quartile of its Performance Universe and for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3- and 5-year periods and underperformed its benchmark index for the 1- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods.

Delaware Ivy VIP Pathfinder Conservative. The Performance Universe for the Fund consisted of the Fund all mixed-asset target allocation conservative funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe and for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3-, 5-, and 10-year periods was above the median of its Performance Universe and for the 1-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods.

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Delaware Ivy VIP Pathfinder Moderate—Managed Volatility. The Performance Universe for the Fund consisted of the Fund and mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the since inception period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3- and 5-year and since inception periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark index for the 1-year period.

Delaware Ivy VIP Pathfinder Moderately Aggressive—Managed Volatility. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the since inception period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-year, and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3- and 5-year and since inception periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark index for the 1-year period.

Delaware Ivy VIP Pathfinder Moderately Conservative—Managed Volatility. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year and since inception periods was in the first and third quartile, respectively, of its Performance Universe and for the 3- and 5-year periods was in second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the since inception period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year periods and underperformed its benchmark index for the 5-year and since inception periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark index for the 1-year period.

Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net

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Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

Delaware Ivy VIP Pathfinder Aggressive. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Pathfinder Moderately Aggressive. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Pathfinder Moderate. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Pathfinder Moderately Conservative. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Pathfinder Conservative. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Pathfinder Moderate—Managed Volatility. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Pathfinder Moderately Aggressive—Managed Volatility. The expense comparisons for the Fund showed that its actual management fee was equal to the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy VIP Pathfinder Moderately Conservative—Managed Volatility. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation

84

methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

85

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)
86

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
87

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees' Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Portfolios' investment advisor.

88

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Portfolios' investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

89

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Portfolio’s Forms N-PORT, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Portfolio’s most recent Form N-PORT are available without charge on the Portfolios’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358364)

ANN-VIP-PF-0224

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.       An understanding of generally accepted accounting principles and financial statements;

b.       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.       Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.       An understanding of internal controls and procedures for financial reporting; and

e.       An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.       Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.       Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.       Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.       Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
Frances Sevilla-Sacasa, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $734,485 for the fiscal year ended December 31, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $734,485 for the fiscal year ended December 31, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,362,878 for the registrant’s fiscal year ended December 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $133,274 for the fiscal year ended December 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $155,942 for the fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $24,428,000 and $9,044,000 for the registrant’s fiscal years ended December 31, 2023 and December 31, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 14. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

IVY VARIABLE INSURANCE PORTFOLIOS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 20, 2024

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 20, 2024